UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22201

Direxion Shares ETF Trust
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York, NY 10019
(Address of principal executive offices) (Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor

New York, NY 10019
(Name and address of agent for service)

1-800-851-0511

Registrant's telephone number, including area code

Date of fiscal year end: October 31, 2024

Date of reporting period: April 30, 2024

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

(a)

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2024

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxion.com

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Direxion HCM Tactical Enhanced US ETF

Direxion Hydrogen ETF

Direxion Moonshot Innovators ETF

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion Work From Home ETF

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

Letter to Shareholders	4
Expense Example	11
Allocation of Portfolio Holdings	13
Schedules of Investments	14
Statements of Assets and Liabilities	27
Statements of Operations	29
Statements of Changes in Net Assets	31
Financial Highlights	34
Notes to the Financial Statements	35
Supplemental Information	48
Trustees and Officers	49

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares ETF Trust exchange-traded funds (the "ETFs") covers the period from November 1, 2023 to April 30, 2024 (the "Semi-Annual Period").

Market Review:

The Semi-Annual Period began with pressure on equities as bond yields grew and inflation was top of mind for investors. Geopolitical tension also contributed to uncertainty in the markets; the Chinese economy's recovery lagged, the war in Ukraine continued, and the Israeli-Palestinian war began. Despite these headwinds, November 2023 experienced positive returns with the S&P 500 up 8.0%. In particular, rate-sensitive areas like real estate and tech had strong performance, while energy underperformed. The "Magnificent Seven" (Apple Inc., Alphabet Inc., Amazon.com, Inc., Meta Platforms, Inc., Microsoft Corporation, NVIDIA Corporation and Tesla, Inc.) rose to prominence during the Semi-Annual Period as tech rallied. 2023 ended on a bullish note, with all eleven sectors posting positive returns in December. Additionally, small caps had a standout month, with the Russell 2000 up 12.2% in December 2023. 2024 started on a mostly optimistic note for equity markets, although the momentum for small caps did not last. The February core consumer price index reading showed prices up 0.4% month-over-month but was still trending downward and far below its peak. Despite this higher-than-expected inflation, the U.S. economy remained resilient. Contrary to the beginning of the Semi-Annual Period, in March 2024, the energy sector outperformed, while tech underperformed and in April 2024, small caps ended the month in the red. At the end of the Semi-Annual Period, the geopolitical landscape remained rocky and persistent inflation remained a key issue.

After government bonds reached record highs, in November, yields began to decline, which continued through the end of the year, prompting a rally for the bond markets. All eyes were on the Federal Reserve during the Semi-Annual Period as they began to discuss the possibility of rate cuts in light of lower treasury yields, indicating a dovish pivot. Inflation began to ease, but remained at elevated levels that did not reach the Fed's 2% target. At the beginning of 2024, longer term treasury curves increased slightly. The Federal Reserve made no rate cuts by the end of the Semi-Annual Period, indicating the previously anticipated monetary easing would not happen as soon as expected, if at all. As a result of shifting expectations, 2-year and 10-year treasury yields rose in April.

Factors Affecting the ETFs Performance:

Benchmark Performance – The performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the period are described in the Market Review section above.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs.

The ETFs Performance Review:

The following discussion relates to the performance of the ETFs for the Semi-Annual Period. The performance of the ETFs for the Semi-Annual Period is important primarily for understanding whether the ETFs meet their investment goals. All ETF returns are NAV (net asset value) returns.

Non-Leveraged ETFs

The Direxion Auspice Broad Commodity Strategy ETF seeks investment results, before fees and expenses, that track the Auspice Broad Commodity Index over a complete market cycle. The Auspice Broad Commodity Index seeks to capture the majority of the commodity upside returns, while seeking to mitigate downside risk. The Auspice Broad Commodity Index

DIREXION SEMI-ANNUAL REPORT
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will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 different commodity futures contracts, or "components", which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. For the Semi-Annual Period, the Auspice Broad Commodity Index returned -0.27%, while the Direxion Auspice Broad Commodity Strategy ETF returned 1.60%.

By the end of the first quarter of 2024, COM was long six out of twelve possible commodities. The rate environment and continued conflict in the Middle East helped propel the Metal sector. The Metal sector had strong performance during the Semi-Annual Period, as Gold reached all-time highs in early 2024, which carried over into strong performance for Silver as well. Conversely, Natural Gas prices remained low, so COM remained out of that market. Agricultural markets also had mixed performance during the Semi-Annual Period, so COM remained mostly on the sidelines here.

The Direxion Hydrogen ETF seeks investment results, before fees and expenses, that track the Indxx Hydrogen Economy Index. The Indxx Hydrogen Economy Index tracks the performance of companies that provide goods and/or services related to the Hydrogen Industry, including hydrogen generation and storage, transportation and supply of hydrogen, fuel cells, and hydrogen fueling stations. The Index includes domestic securities as well as securities listed on various foreign markets, including among others, Japan and South Korea. The Index is reconstituted annually and rebalanced quarterly. For the Semi-Annual Period, the Indxx Hydrogen Economy Index returned -3.07%, while the Direxion Hydrogen ETF returned -3.31%.

Hydrogen remains a priority for many companies and governments, although it was less of a focus in the news cycle during the Semi-Annual Period than it has been previously. The top holdings were Air Liquide Ord (Ticker: AI FP), Bloom Energy Corp (Ticker: BE), and Nel Asa (Ticker: NEL NO), although none of these were the top performers. Kaori Heat Treatment Co (Ticker: 8996 TT) posted the greatest returns during the Semi-Annual Period with 106.97%. Plug Power (Ticker: PLUG) was at the bottom, returning -59.83%.

The Direxion Moonshot Innovators ETF seeks investment results, before fees and expenses, that track the S&P Kensho Moonshots Index. The S&P Kensho Moonshots Index is comprised of 50 U.S. companies that pursue innovative technologies that have the potential to disrupt existing technologies and/or industries (i.e., moonshot innovators) and are considered to have the highest "early-stage composite innovation scores" which is determined based off a natural language processing review of the constituent company's latest annual regulatory filing for the use of words and phrases that are related to innovation. The Index is modified equal-weighted, reconstituted annually, and rebalanced semi-annually. For the Semi-Annual Period, the S&P Kensho Moonshots Index returned 3.09%, while the Direxion Moonshot Innovators ETF returned 2.71%.

During the Semi-Annual Period, Avidity Biosciences Inc (Ticker: RNA) was both the top performer and the top holding in the portfolio. As of April 30, 2024, RNA made up 7.44% of the index by weight and returned 371.29% during the Semi-Annual Period. Similarly, Bluebird Bio Inc (Ticker: BLUE) was both the bottom performer and the smallest holding in the portfolio. As of April 30, 2024, BLUE made up less than 0.50% of the portfolio and returned -69.83% during the Semi-Annual Period.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks investment results, before fees and expenses, that track the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index is the equal weighted version of the NASDAQ-100® Index which includes approximately 100 of the largest domestic and international non-financial companies listed on the NASDAQ® Stock Market based on market capitalization selected by NASDAQ, Inc., the index provider. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the Index. The Index is rebalanced quarterly and reconstituted annually. For the Semi-Annual Period, the NASDAQ-100® Equal Weighted Index returned 17.83%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned 19.02%.

The top performer in the portfolio during the Semi-Annual Period was Nvidia Corp (Ticker: NVDA), returning 104.17%. NVDA has been at the forefront of Artificial Intelligence innovation, which has bolstered its stock performance. Doordash (Ticker: DASH), a food delivery company, followed with positive returns of 70.30%. Conversely, the bottom performers were Sirius XM (Ticker: SIRI) and Charter Communications (Ticker: CHTR), returning -33.95% and -37.04%, respectively.

DIREXION SEMI-ANNUAL REPORT
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The Direxion Work From Home ETF seeks investment results, before fees and expenses, that track the Solactive Remote Work Index. The Solactive Remote Work Index is comprised of U.S. listed securities and American Depository Receipts (ADRs) of companies that provide products and services in at least one of the following business segments that facilitate the ability of people to work from home: remote communications, cyber security, online project and document management, and cloud computing technologies ("WFH Industries"). The Index consists of approximately 40 companies, namely, the top 10 ranked companies in each of the four WFH Industries. The Index is equal weighted at each semi-annual reconstitution and rebalance date. For the Semi-Annual Period, the Solactive Remote Work Index returned 15.92%, while the Direxion Work From Home ETF returned 16.64%.

The Direxion Work From Home ETF was able to capitalize on continued strength in technology, as nearly 80% of the fund is in the tech sector. Over 40% of workers in the United States still work from home, at least part-time. Digitalocean Holdings Inc. (Ticker: DOCN) and Crowstrike Holdings Inc. (Ticker: CRWD) were the top performers in the portfolio during the Semi-Annual Period, returning 65.79% and 64.03%, respectively. Altice USA Inc (Ticker: ATUS), a telecommunications company, brought up the rear, losing -29.30% over the course of the Semi-Annual Period.

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Noltner
Principal Executive Officer	Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

*Basis Point: One hundredth of 1 percentage point.

*Consumer Price Index (CPI): CPI measures the monthly change in prices paid by U.S. consumers.

*Yield Curve: The yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

*S&P 500® Index: The S&P 500 Index, or Standard & Poor's 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

*NASDAQ-100® Index: The Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Fund's website at direxion.com.

DIREXION SEMI-ANNUAL REPORT
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Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV.

Direxion Auspice Broad Commodity Strategy – Commodities and futures generally are volatile and are not suitable for all investors. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the underlying index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Commodity linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities. A Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to leverage, imperfect correlations with underlying investments or a Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Futures markets are highly volatile and the use of futures may increase the volatility of a Fund. There may be an imperfect correlation between the changes in market value of the securities held by a Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission ("CFTC"), a Fund and its Subsidiary are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator ("CPO") and will manage the Funds and Subsidiaries in accordance with CFTC rules, as well as the rules that apply to registered investment companies, which includes registering both each Fund and its Subsidiary as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of each Fund or its Subsidiary. Additionally, a Subsidiary's positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent a Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

Direxion Shares ETF Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are subject to certain risks, including imperfect index correlation and market price variance, that may decrease performance. As non-diversified funds, the ETFs may invest in a relatively small number of issuers and, as a result, be subject to greater risk of loss with respect to its portfolio securities. An ETF may concentrate its investments in certain industries or sectors, which can increase volatility. The ETFs may experience greater fluctuation in its net asset value as compared to other investments. These ETFs may be appropriate for investors with a long-term investment time horizon, who primarily seek capital growth, and who are able to tolerate periods of prolonged price declines. Please read each ETF's prospectus for a more complete description of the investment risks. There is no guarantee that an ETF will achieve its investment objective.

The views of this letter were those of the Adviser as of April 30, 2024, and may not necessarily reflect its views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION SEMI-ANNUAL REPORT
7

Dear Shareholders,

This Semi-Annual Report for the Direxion HCM Tactical Enhanced US ETF (the "Fund") covers the period from November 1, 2023 to April, 30 2024 (the "Semi-Annual Period"). Rafferty Asset Management, LLC serves as adviser to the Fund (the "Adviser") and Howard Capital Management, Inc. serves as the Fund's subadviser (the "Subadviser").

Fund & Market Commentary:

For the Semi-Annual Period, the S&P 500® Index returned 19.72%, while the Direxion HCM Tactical Enhanced US ETF returned 21.70%.

The Direxion HCM Tactical Enhanced U.S. ETF ("HCMT") slightly outperformed the major broad U.S. equity benchmarks during the Semi-Annual Period. This was largely due to HCMT having enhanced equity exposure throughout most of this timeframe. The strategy went from Cash to Long during the second week of November based on its rules-based HCM-BuyLine® indicator triggering a buy signal. The Fund entered enhanced long positions in the Nasdaq 100, S&P 500, as well as a satellite position within the Technology sector due to it showing the strongest price momentum of any sector. Some of the market rally from November 2023 can be attributed to the Fed announcing at its October meeting that they were done with their rate tightening cycle and potential rate cuts were on the table in 2024. Although that has not yet materialized, overall earnings have been stronger than expected propelling the market higher. Based on the continued upward market price momentum, the strategy continues to maintain a buy signal and remains in an enhanced long equity position.

The Semi-Annual Period began with pressure on equities as bond yields grew and inflation was top of mind for investors. Geopolitical tension also contributed to uncertainty in the markets; the Chinese economy's recovery lagged, the war in Ukraine continued, and the Israeli-Palestinian war began. Despite these headwinds, November 2023 experienced positive returns with the S&P 500 up 8.0%. In particular, rate-sensitive areas like real estate and tech had strong performance, while energy underperformed. The "Magnificent Seven" (Apple Inc., Alphabet Inc., Amazon.com, Inc., Meta Platforms, Inc., Microsoft Corporation, NVIDIA Corporation and Tesla, Inc.) rose to prominence during the Semi-Annual Period as tech rallied. 2023 ended on a bullish note, with all eleven sectors posting positive returns in December. Additionally, small caps had a standout month, with the Russell 2000 up 12.2% in December 2023. 2024 started on a mostly optimistic note for equity markets, although the momentum for small caps did not last. The February core consumer price index reading showed prices up 0.4% month-over-month but was still trending downward and far below its peak. Despite this higher-than-expected inflation, the U.S. economy remained resilient. Contrary to the beginning of the Semi-Annual Period, in March 2024, the energy sector outperformed, while tech underperformed and in April 2024, small caps ended the month in the red. At the end of the Semi-Annual Period, the geopolitical landscape remained rocky and persistent inflation remained a key issue.

After government bonds reached record highs, in November, yields began to decline, which continued through the end of the year, prompting a rally for the bond markets. All eyes were on the Federal Reserve during the Semi-Annual Period as they began to discuss the possibility of rate cuts in light of lower treasury yields, indicating a dovish pivot. Inflation began to ease, but remained at elevated levels that did not reach the Fed's 2% target. At the beginning of 2024, longer term treasury curves increased slightly. The Federal Reserve made no rate cuts by the end of the Semi-Annual Period, indicating the previously anticipated monetary easing would not happen as soon as expected, if at all. As a result of shifting expectations, 2-year and 10-year treasury yields rose in April.

Principal Investment Strategy:

The Fund is actively managed and seeks to provide enhanced returns across multiple market cycles that are broadly correlated to the U.S. equity markets. The Fund uses a proprietary quantitative investment model (the "Model") developed by the Subadviser to determine if the Fund's assets are allocated to U.S. equity securities or to cash and cash equivalents (i.e., money market funds, U.S. government securities and/or similar securities). The Fund will invest in, to have exposure to, U.S. equity securities in order to achieve capital appreciation, or will invest in cash or cash equivalents in order to attempt

DIREXION SEMI-ANNUAL REPORT
8

to preserve capital during market downturns. When allocated to U.S. equities, the Fund will seek leveraged exposure of its net assets through investments in derivatives, such as swaps, in order to achieve enhanced returns.

The Model attempts to identify broad trends in U.S. equity markets and utilizes the HCM-BuyLine®, a tactical proprietary indicator that uses technical indicators to identify broad trends in the U.S. equity markets, to determine whether to invest in U.S. equity securities or cash and cash equivalents. When the S&P 500® Index hits a specified threshold below the HCM-BuyLine, the Model indicates a downward trend is established and the Fund will be fully invested in cash or cash equivalents in order to attempt to preserve capital. The Fund will continue to have no equity exposure until the Model indicates that an upward trend in the U.S. markets has been established. An upward trend is established when the S&P 500® Index closes above the HCM-BuyLine for five consecutive days. The Fund will then be fully invested in U.S. equity securities and will continue to be so invested until the Model indicates that a downward trend has been established.

When the Fund is allocated to U.S. equity securities, it will have approximately the following daily exposures (obtained directly by investing in U.S. equity securities or indirectly through investments in derivatives):

•  80% exposure to all of the securities of the S&P 500® Index ("S&P Allocation"), which measures the performance of
500 large capitalization companies listed on stock exchanges in the U.S.;

•  80% exposure to all of the 100 largest, U.S.-based, non-financial companies listed on the NASDAQ Stock Exchange ("Technology Allocation"); and

•  Up to 40% exposure to the securities of a specific sector or industry ("Sector Allocation"). The Sector Allocation will be in one of the following 13 sectors or industries: industrial sector, communication services sector, consumer discretionary sector, consumer staples sector, energy sector, financial sector, health care sector, real estate sector, technology sector, utilities sector, materials sector, biotechnology industry or semiconductor industry.

The Model determines the Sector Allocation based on a proprietary relative strength formula, which evaluates the volatility and momentum of each sector or industry to determine which is experiencing the strongest market trend relative to the other sectors or industries. The sector or industry showing the strongest upward market trend will be selected by the Model as the Sector Allocation. Only one sector or industry is selected by the Model at a time. The Sector Allocation is expected to change in response to shorter-term market conditions, which may result in high portfolio turnover and increased costs. The Fund's exposure to the Sector Allocation may be less than 40% depending on the volatility and liquidity of the equity securities in the relevant sector or industry.

The Fund will utilize leverage to achieve total exposure of up to 200% of the Fund's net assets to the S&P Allocation, Technology Allocation and the Sector Allocation (together, the "Allocations"). A Sector Allocation of less than 40% may result in the Fund having less than 200% total exposure each day. The Subadviser will provide the Adviser, with investment signals ("Signals") pursuant to the Model's determinations. The Adviser is responsible for investing the Fund's assets pursuant to the Signals and may rebalance the Fund's portfolio as frequently as daily when invested in U.S. equity securities so that its exposure to the Allocations is consistent with the Fund's investment strategy.

The Fund may invest directly in the securities of the Allocations, in addition to utilizing exchange-traded funds ("ETFs") and swaps that use indices or ETFs as reference assets to provide exposure to the Allocations. Each Allocation is represented by a securities market index. The Fund intends to seek exposure to the Sector Allocations by investing directly in the securities of the index, investing in an ETF that tracks the performance of the index, or obtaining exposure to the index by investing in a swap that uses the index or an ETF that tracks the performance of the index as a reference asset. On a day-to-day basis, the Fund is expected to hold ETFs and money market funds, deposit accounts with institutions with high quality credit ratings, and/or short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles, including U.S. government securities and repurchase agreements. The Fund may invest in securities of any market capitalization.

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Regards,

Vance Howard
Howard Capital Management, Inc.

An investor should carefully consider the Fund's investment objective, risks, charges, and expenses before investing. The Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain the Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. The Fund's prospectus and summary prospectus should be read carefully before investing.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Fund's website at direxion.com.

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV.

Direxion Shares ETF Risks – An investment in the Fund involves risk, including the possible loss of principal. The Fund is non-diversified and includes risks associated with the Fund concentrating its investments in a particular industry, sector, or geography which can increase volatility. The use of derivatives, such as swaps, are subject to market risks that may cause their price to fluctuate over time. The Fund utilizes leverage to obtain investment exposure in excess of its net assets, and while the use of leverage may magnify potential gains in favorable markets, it will also magnify potential losses in adverse market conditions. Risks of the Fund include Effects of Compounding and Market Volatility Risk, Active Management Risk, Subadviser's Investment Model Risk, Leverage Risk, Derivatives Risk, Market Risk, Counterparty Risk, Other Investment Companies (including ETFs) Risk, Cash Transaction Risk, Tax Risk, and risks specific to the Fund's sector or industry allocations. Please see the summary and full prospectuses for a more complete description of these and other risks of the Fund.

Index Descriptions – Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

The S&P 500® Index is one of the most commonly used benchmarks for the overall U.S. Stock Market. It is a market value weighted index and each stock's weight is proportionate to its market value.

The views of this letter were those of the Adviser as of April 30, 2024 and may not necessarily reflect its views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETF's present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION SEMI-ANNUAL REPORT
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Expense Example (Unaudited)

April 30, 2024

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2023 to April 30, 2024).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2023 to April 30, 2024" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Expense Example (Unaudited)

April 30, 2024

	Annualized Expense Ratio	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period November 1, 2023 to April 30, 2024*
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
Based on actual fund return	0.70%	$1,000.00	$1,016.00	$3.51
Based on hypothetical 5% return	0.70%	1,000.00	1,021.38	3.52
Direxion HCM Tactical Enhanced US ETF
Based on actual fund return	1.32%	1,000.00	1,217.00	7.28
Based on hypothetical 5% return	1.32%	1,000.00	1,018.30	6.62
Direxion Hydrogen ETF
Based on actual fund return	0.45%	1,000.00	966.90	2.20
Based on hypothetical 5% return	0.45%	1,000.00	1,022.63	2.26
Direxion Moonshot Innovators ETF
Based on actual fund return	0.65%	1,000.00	1,027.10	3.28
Based on hypothetical 5% return	0.65%	1,000.00	1,021.63	3.27
Direxion NASDAQ-100® Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	1,190.20	1.91
Based on hypothetical 5% return	0.35%	1,000.00	1,023.12	1.76
Direxion Work From Home ETF
Based on actual fund return	0.45%	1,000.00	1,166.40	2.42
Based on hypothetical 5% return	0.45%	1,000.00	1,022.63	2.26

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days (the number of days in the period of November 1, 2023 to April 30, 2024), then divided by 366.

DIREXION SEMI-ANNUAL REPORT
12

Allocation of Portfolio Holdings (Unaudited)

April 30, 2024

	Cash*		Common Stocks	Futures		Swaps		Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	100%		—	0	%**	—		100%
Direxion HCM Tactical Enhanced US ETF	19%		81%	—		0	%**	100%
Direxion Hydrogen ETF	1%		99%	—		—		100%
Direxion Moonshot Innovators ETF	0	%**	100%	—		—		100%
Direxion NASDAQ-100® Equal Weighted Index Shares	0	%**	100%	—		—		100%
Direxion Work From Home ETF	0	%**	100%	—		—		100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION SEMI-ANNUAL REPORT
13

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 96.9%
Money Market Funds - 96.9%
261,174,761	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$261,174,761
	TOTAL SHORT TERM INVESTMENTS (Cost $261,174,761)	$261,174,761
	TOTAL INVESTMENTS (Cost $261,174,761) - 96.9%	$261,174,761
	Other Assets in Excess of Liabilities - 3.1% (b)	8,254,680
	TOTAL NET ASSETS - 100.0%	$269,429,441

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  $9,100,853 of cash is pledged as collateral for futures contracts.

Long Futures Contracts (Unaudited)

October 31, 2023

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Payable, net	Unrealized Appreciation (Depreciation)
Copper	12/27/2024	329	$37,855,563	$(891,100)	$801,015
Gasoline RBOB	9/30/2024	240	23,469,264	(294,882)	476,283
Gold	6/26/2024	172	39,609,880	(937,090)	1,965,715
NY Harbor ULSD	11/29/2024	170	18,251,268	(109,309)	(819,771)
Silver	7/29/2024	161	21,456,470	(804,800)	(1,580,754)
WTI Crude	11/20/2024	365	28,451,750	(224,440)	(290,489)
			$169,094,195	$(3,261,621)	$551,999

All futures contracts held by Direxion BCS Fund Ltd. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
14

Direxion HCM Tactical Enhanced US ETF

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 81.2%
Accommodation - 0.4%
2,247	Airbnb, Inc. (a)	$356,307
1,113	Caesars Entertainment Inc. (a)	39,868
1,302	Hilton Worldwide Holdings, Inc.	256,858
3,639	Host Hotels & Resorts, Inc.	68,668
1,902	Las Vegas Sands Corp.	84,373
1,265	Marriott International, Inc. Class A	298,704
1,414	MGM Resorts International (a)	55,768
		1,160,546
Administrative and Support Services - 1.9%
449	Allegion PLC ADR (Ireland)	54,580
7,451	Amcor PLC ADR (United Kingdom)	66,612
2,119	Automatic Data Processing, Inc.	512,565
171	Booking Holdings, Inc.	590,297
616	Broadridge Financial Solutions, Inc.	119,140
373	Corpay, Inc. (a)	112,698
642	Equifax, Inc.	141,362
206	FactSet Research System, Inc.	85,879
401	Gartner, Inc. (a)	165,449
1,505	Iron Mountain, Inc.	116,668
734	Live Nation Entertainment, Inc. (a)	65,260
808	Moody's Corp.	299,227
528	Robert Half, Inc.	36,506
1,451	Rollins, Inc.	64,656
1,212	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	169,232
8,157	Visa, Inc. Class A	2,191,052
1,890	Waste Management, Inc.	393,158
		5,184,341
Air Transportation - 0.1%
3,375	American Airlines Group, Inc. (a)	45,596
3,304	Delta Air Lines, Inc.	165,431
3,073	Southwest Airlines Co.	79,714
1,695	United Continental Holdings, Inc. (a)	87,225
		377,966
Ambulatory Health Care Services - 0.1%
284	DaVita, Inc. (a)	39,479
435	Laboratory Corp. of America Holdings	87,596
303	Molina Healthcare, Inc. (a)	103,656
576	Quest Diagnostics, Inc.	79,592
6,191	Viatris, Inc.	71,630
		381,953
Amusement, Gambling, and Recreation Industries - 0.5%
1,344	Global Payments, Inc.	165,003
9,457	The Walt Disney Co.	1,050,673
485	Wynn Resorts Ltd.	44,450
		1,260,126
Shares		Fair Value
Apparel Manufacturing - 0.1%
126	Deckers Outdoor Corp. (a)	$103,127
601	Lululemon Athletica, Inc. (a)	216,721
211	Ralph Lauren Corp.	34,528
		354,376
Beverage and Tobacco Product Manufacturing - 1.6%
9,098	Altria Group, Inc.	398,583
20,069	Coca-Cola Co.	1,239,662
826	Constellation Brands, Inc. Class A	209,358
5,373	Keurig Dr Pepper, Inc.	181,070
959	Molson Coors Brewing Co. Class B	54,912
3,808	Monster Beverage Corp. (a)	203,538
7,086	PepsiCo, Inc.	1,246,498
8,010	Philip Morris International, Inc.	760,470
		4,294,091
Broadcasting and Content Providers - 0.4%
502	Charter Communications, Inc. (a)	128,482
20,436	Comcast Corp. Class A	778,816
1,228	FOX Corp. Class A	38,080
684	FOX Corp. Class B	19,617
2,490	Paramount Global Class B	28,361
11,447	Warner Bros Discovery, Inc. (a)	84,250
		1,077,606
Building Material and Garden Equipment and Supplies Dealers - 1.0%
2,968	Lowe's Companies, Inc.	676,674
278	Snap-on, Inc.	74,493
5,134	The Home Depot, Inc.	1,715,886
561	Tractor Supply Co.	153,198
		2,620,251
Chemical Manufacturing - 6.2%
9,110	AbbVie, Inc.	1,481,650
1,146	Air Products & Chemicals, Inc.	270,846
614	Albemarle Corp.	73,870
2,757	Amgen, Inc.	755,253
747	Biogen, Inc. (a)	160,471
807	Bio-Techne Corp.	51,010
10,494	Bristol-Myers Squibb Co.	461,106
936	Catalent, Inc. (a)	52,276
509	Celanese Corp.	78,187
992	CF Industries Holdings, Inc.	78,338
1,263	Church & Dwight Co., Inc.	136,265
646	Clorox Co.	95,524
4,247	Colgate-Palmolive Co.	390,384
2,220	DuPont de Nemours, Inc.	160,950
613	Eastman Chemical Co.	57,892
1,312	Ecolab, Inc.	296,709
4,115	Eli Lilly and Company	3,214,227
649	FMC Corp.	38,297
6,423	Gilead Sciences, Inc.	418,780
961	Incyte Corp. (a)	50,020
2,955	IntercontinentalExchange, Inc.	380,486
1,320	International Flavors & Fragrances, Inc.	111,738

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
15

Direxion HCM Tactical Enhanced US ETF

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Chemical Manufacturing (continued)
8,889	Kenvue, Inc.	$167,291
1,743	Kimberly-Clark Corp.	237,972
2,502	Linde PLC ADR (Ireland)	1,103,282
1,324	LyondellBasell Industries N.V. Class A ADR (Netherlands)	132,360
13,068	Merck & Co., Inc.	1,688,647
1,689	Mosaic Co.	53,018
29,118	Pfizer, Inc.	746,003
1,211	PPG Industries, Inc.	156,219
12,137	Procter & Gamble Co.	1,980,758
535	Regeneron Pharmaceuticals, Inc. (a)	476,503
1,333	Vertex Pharmaceuticals, Inc. (a)	523,616
381	West Pharmaceutical Services, Inc.	136,200
2,362	Zoetis, Inc.	376,125
		16,592,273
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 0.3%
1,163	Bath & Body Works, Inc.	52,824
1,742	Ross Stores, Inc.	225,676
5,879	TJX Companies, Inc.	553,155
		831,655
Computer and Electronic Product Manufacturing - 19.0%
8,336	Advanced Micro Devices, Inc. (a)	1,320,256
1,512	Agilent Technologies, Inc.	207,205
30,394	Alphabet, Inc. (a)	4,947,535
25,445	Alphabet, Inc. Class C (a)	4,189,265
1,187	AMETEK, Inc.	207,321
3,090	Amphenol Corp. Class A	373,179
2,561	Analog Devices, Inc.	513,762
74,868	Apple, Inc.	12,752,266
1,301	Arista Networks, Inc. (a)	333,785
103	Bio-Rad Laboratories, Inc. (a)	27,784
2,269	Broadcom, Inc.	2,950,313
20,956	Cisco Systems, Inc.	984,513
3,392	Danaher Corp.	836,535
703	Enphase Energy, Inc. (a)	76,458
3,291	Fortinet, Inc. (a)	207,925
1,812	Fortive Corp.	136,389
2,088	GE HealthCare Technologies, Inc.	159,189
1,206	Hologic, Inc. (a)	91,379
4,496	HP, Inc.	126,293
425	IDEXX Laboratories, Inc. (a)	209,423
815	Illumina, Inc. (a)	100,286
21,806	Intel Corp.	664,429
4,721	International Business Machines Corp.	784,630
664	Jabil Circuit, Inc.	77,927
894	Keysight Technologies, Inc. (a)	132,258
987	L3Harris Technologies, Inc.	211,267
2,790	Microchip Technology, Inc.	256,624
5,692	Micron Technology, Inc.	642,968
255	Monolithic Power Systems, Inc.	170,679
852	Motorola Solutions, Inc.	288,956
1,066	NetApp, Inc.	108,956
729	Northrop Grumman Corp.	353,587
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
12,742	NVIDIA Corp.	$11,009,343
1,333	NXP Semiconductors NV ADR (Netherlands)	341,501
2,206	ON Semiconductor Corp. (a)	154,773
2,095	Otis Worldwide Corp.	191,064
642	PerkinElmer, Inc.	65,786
491	Qorvo, Inc. (a)	57,368
5,757	Qualcomm, Inc.	954,799
542	Roper Technologies, Inc.	277,211
6,844	RTX Corp.	694,803
1,011	Seagate Technology Holdings PLC ADR (Ireland)	86,855
823	Skyworks Solutions, Inc.	87,724
267	Super Micro Computer, Inc. (a)	229,300
786	Teradyne, Inc.	91,428
4,692	Texas Instruments, Inc.	827,763
1,987	Thermo Fisher Scientific, Inc.	1,130,047
1,275	Trimble, Inc. (a)	76,589
308	Waters Corp. (a)	95,184
1,674	Western Digital Corp. (a)	118,569
270	Zebra Technologies Corp. Class A (a)	84,931
		51,018,380
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.2%
3,090	Fiserv, Inc. (a)	471,750
Construction of Buildings - 0.2%
1,538	D.R. Horton, Inc.	219,150
1,267	Lennar Corp. Class A	192,102
15	NVR, Inc. (a)	111,583
1,095	PulteGroup, Inc.	122,005
		644,840
Couriers and Messengers - 0.3%
1,183	FedEx Corp.	309,686
3,732	United Parcel Service, Inc. Class B	550,395
		860,081
Credit Intermediation and Related Activities - 4.2%
2,952	American Express Co.	690,857
35,512	Bank of America Corp.	1,314,299
3,920	Bank of New York Mellon Corp.	221,441
1,957	Capital One Financial Corp.	280,692
9,813	Citigroup, Inc.	601,831
2,403	Citizens Financial Group, Inc.	81,966
684	Comerica, Inc.	34,316
1,288	Discover Financial Services	163,228
3,053	Fidelity National Information Services, Inc.	207,360
3,513	Fifth Third Bancorp	128,084
7,466	Huntington Bancshares, Inc.	100,567
14,912	JPMorgan Chase & Co.	2,859,227
4,831	KeyCorp	70,001
852	M&T Bank Corp.	123,020
4,256	MasterCard, Inc. Class A	1,920,307
1,061	Northern Trust Corp.	87,416

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
16

Direxion HCM Tactical Enhanced US ETF

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Credit Intermediation and Related Activities (continued)
2,056	PNC Financial Services Group, Inc.	$315,103
4,765	Regions Financial Corp.	91,822
1,555	State Street Corp.	112,722
2,101	Synchrony Financial	92,402
6,883	Truist Financial Corp.	258,457
8,035	U.S. Bancorp	326,462
18,562	Wells Fargo & Co.	1,101,098
		11,182,678
Electrical Equipment, Appliance, and Component Manufacturing - 0.3%
640	A.O. Smith Corp.	53,018
364	Axon Enterprise, Inc. (a)	114,172
2,951	Emerson Electric Co.	318,059
320	Generac Holdings, Inc. (a)	43,507
599	Rockwell Automation, Inc.	162,305
1,588	TE Connectivity Ltd. ADR (Switzerland)	224,670
		915,731
Fabricated Metal Product Manufacturing - 0.2%
1,620	Ball Corp.	112,704
1,261	Nucor Corp.	212,516
848	Pentair PLC ADR (Ireland)	67,068
788	Stanley Black & Decker, Inc.	72,023
		464,311
Food and Beverage Retailers - 0.1%
3,413	Kroger Co.	189,012
Food Manufacturing - 0.7%
2,745	Archer-Daniels-Midland Co.	161,022
749	Bunge Global SA ADR (Switzerland)	76,218
1,021	Campbell Soup Co.	46,670
2,931	General Mills, Inc.	206,518
1,495	Hormel Foods Corp.	53,162
1,366	Kellanova	79,037
745	Lamb Weston Holdings, Inc.	62,088
1,294	McCormick & Co, Inc.	98,422
6,948	Mondelez International, Inc.	499,839
772	The Hershey Co.	149,706
538	The J.M. Smucker Co.	61,789
4,113	The Kraft Heinz Co.	158,803
1,479	Tyson Foods, Inc. Class A	89,702
		1,742,976
Food Services and Drinking Places - 0.9%
133	Chipotle Mexican Grill, Inc. (a)	420,227
623	Darden Restaurants, Inc.	95,574
171	Domino's Pizza, Inc.	90,505
3,742	McDonald's Corp.	1,021,716
5,841	Starbucks Corp.	516,870
1,131	Veralto Corp.	105,952
1,452	Yum! Brands, Inc.	205,095
		2,455,939
Funds, Trusts, and Other Financial Vehicles - 0.1%
787	Garmin Ltd. ADR (Switzerland)	113,698
1,154	T. Rowe Price Group, Inc.	126,444
		240,142
Shares		Fair Value
Furniture, Home Furnishings, Electronics, and Appliance Retailers - 0.0% (†)
996	Best Buy Co., Inc.	$73,345
Gasoline Stations and Fuel Dealers - 0.5%
8,942	Chevron Corp.	1,442,076
General Merchandise Retailers - 4.5%
47,143	Amazon.com, Inc. (a)	8,250,025
2,286	Costco Wholesale Corp.	1,652,549
1,131	Dollar General Corp.	157,424
1,071	Dollar Tree, Inc. (a)	126,646
2,674	eBay, Inc.	137,818
624	Etsy, Inc. (a)	42,850
2,376	Target Corp.	382,488
22,073	Walmart, Inc.	1,310,033
		12,059,833
Health and Personal Care Retailers - 0.2%
6,492	CVS Health Corp.	439,573
257	Ulta Beauty, Inc. (a)	104,044
3,693	Walgreens Boots Alliance, Inc.	65,477
		609,094
Hospitals - 0.1%
1,028	HCA Healthcare, Inc.	318,495
318	Universal Health Services, Inc. Class B	54,197
		372,692
Insurance Carriers and Related Activities - 4.6%
2,711	Aflac, Inc.	226,775
1,360	Allstate Corp.	231,282
3,622	American International Group, Inc.	272,773
1,037	Aon PLC ADR (United Kingdom)	292,444
1,911	Arch Capital Group Ltd. ADR (a)	178,755
1,119	Arthur J. Gallagher & Co.	262,618
273	Assurant, Inc.	47,611
9,382	Berkshire Hathaway, Inc. Class B (a)	3,722,121
1,213	Brown & Brown, Inc.	98,908
2,754	Centene Corp. (a)	201,207
2,094	Chubb Limited ADR (Switzerland)	520,652
1,509	Cigna Corp.	538,773
807	Cincinnati Financial Corp.	93,362
1,207	Elevance Health, Inc.	637,996
232	Everest Re Group Ltd. ADR	85,007
439	Globe Life, Inc.	33,439
1,537	Hartford Financial Services Group, Inc.	148,920
637	Humana, Inc.	192,431
943	Loews Corp.	70,866
2,540	Marsh & McLennan Companies, Inc.	506,552
3,169	MetLife, Inc.	225,253
1,130	Principal Financial Group, Inc.	89,428
3,018	Progressive Corp.	628,499
1,863	Prudential Financial, Inc.	205,824
1,174	Travelers Companies, Inc.	249,076
4,770	UnitedHealth Group, Inc.	2,307,249
1,050	W.R. Berkley Corp.	80,819

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
17

Direxion HCM Tactical Enhanced US ETF

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Insurance Carriers and Related Activities (continued)
521	Willis Towers Watson PLC ADR (Ireland)	$130,844
		12,279,484
Leather and Allied Product Manufacturing - 0.2%
6,277	NIKE, Inc. Class B	579,116
1,180	Tapestry, Inc.	47,106
		626,222
Machinery Manufacturing - 2.2%
4,296	Applied Materials, Inc.	853,400
5,161	Baker Hughes Co.	168,352
4,313	Carrier Global Corp.	265,206
2,625	Caterpillar, Inc.	878,246
734	Cummins, Inc.	207,348
1,344	Deere & Co.	526,055
5,612	General Electric Co.	908,134
389	IDEX Corp.	85,759
2,091	Ingersoll Rand, Inc.	195,132
680	Lam Research Corp.	608,199
105	Mettler-Toledo International, Inc. (a)	129,119
285	Nordson Corp.	73,584
667	Parker Hannifin Corp.	363,455
1,170	Trane Technologies PLC ADR (Ireland)	371,288
1,237	Xylem, Inc.	161,676
		5,794,953
Management of Companies and Enterprises - 0.4%
8,952	Abbott Laboratories	948,644
5,194	Carnival Corp. ADR (Panama) (a)	76,975
2,197	Norwegian Cruise Line Holdings Ltd. ADR (a)	41,567
		1,067,186
Merchant Wholesalers, Durable Goods - 0.9%
642	Builders FirstSource, Inc. (a)	117,370
441	Cintas Corp.	290,328
4,507	Copart, Inc. (a)	244,775
2,953	Fastenal Co.	200,627
724	Genuine Parts Co.	113,820
674	Henry Schein, Inc. (a)	46,695
283	Hubbell, Inc.	104,857
214	Huntington Ingalls Industries, Inc.	59,263
3,515	Johnson Controls International PLC ADR (Ireland)	228,721
700	KLA-Tencor Corp.	482,503
1,386	LKQ Corp.	59,778
279	Mohawk Industries, Inc. (a)	32,174
209	Pool Corp.	75,769
237	W.W. Grainger, Inc.	218,360
1,329	WestRock Co.	63,739
		2,338,779
Merchant Wholesalers, Nondurable Goods - 0.6%
935	Brown Forman Corp. Class B	44,740
1,248	Cardinal Health, Inc.	128,594
849	Cencora, Inc.	202,953
Shares		Fair Value
Merchant Wholesalers, Nondurable Goods (continued)
2,468	ConAgra Brands, Inc.	$75,965
1,408	Illinois Tool Works, Inc.	343,707
682	McKesson Corp.	366,377
2,571	Sysco Corp.	191,077
1,210	The Sherwin Williams Co.	362,528
		1,715,941
Mining (except Oil and Gas) - 0.4%
7,396	Freeport-McMoRan Copper & Gold, Inc.	369,356
322	Martin Marietta Materials, Inc.	189,037
5,941	Newmont Corp.	241,442
689	Vulcan Materials Co.	177,507
		977,342
Miscellaneous Manufacturing - 2.5%
2,852	3M Co.	275,247
368	Align Technology, Inc. (a)	103,916
2,620	Baxter International, Inc.	105,769
1,490	Becton, Dickinson & Co.	349,554
7,557	Boston Scientific Corp. (a)	543,122
1,982	DexCom, Inc. (a)	252,487
722	Dover Corp.	129,455
3,126	Edwards Lifesciences Corp. (a)	264,678
1,197	Estee Lauder Companies, Inc. Class A	175,612
677	Hasbro, Inc.	41,500
362	Insulet Corp. (a)	62,242
1,821	Intuitive Surgical, Inc. (a)	674,899
12,416	Johnson & Johnson	1,795,230
6,860	Medtronic PLC ADR (Ireland)	550,446
758	ResMed, Inc.	162,204
713	Solventum Corp. (a)	46,352
503	Steris PLC ADR (Ireland)	102,894
1,749	Stryker Corp.	588,539
249	Teleflex, Inc.	51,979
1,016	Textron, Inc.	85,943
1,031	The Cooper Companys, Inc.	91,821
1,080	Zimmer Biomet Holdings, Inc.	129,902
		6,583,791
Motion Picture and Sound Recording Industries - 0.5%
2,233	Netflix, Inc. (a)	1,229,579
814	Take-Two Interactive Software, Inc. (a)	116,247
		1,345,826
Motor Vehicle and Parts Dealers - 0.2%
84	AutoZone, Inc. (a)	248,337
811	CarMax, Inc. (a)	55,124
308	O'Reilly Automotive, Inc. (a)	312,084
		615,545
National Security and International Affairs - 0.0% (†)
711	Leidos Holdings, Inc.	99,696
Nonmetallic Mineral Product Manufacturing - 0.1%
3,963	Corning, Inc.	132,285

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
18

Direxion HCM Tactical Enhanced US ETF

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Oil and Gas Extraction - 0.5%
1,865	APA Corp.	$58,636
3,880	Coterra Energy, Inc.	106,157
3,306	Devon Energy Corp.	169,201
4,319	Dominion Energy, Inc.	220,183
3,008	EOG Resources, Inc.	397,447
2,122	EQT Corp.	85,071
3,018	Marathon Oil Corp.	81,033
3,394	Occidental Petroleum Corp.	224,479
		1,342,207
Paper Manufacturing - 0.0% (†)
455	Packaging Corp of America	78,706
Performing Arts, Spectator Sports, and Related Industries - 0.1%
1,248	Electronic Arts, Inc.	158,271
Petroleum and Coal Products Manufacturing - 1.5%
6,077	ConocoPhillips	763,393
20,482	Exxon Mobil Corp.	2,422,406
1,898	Marathon Petroleum Corp.	344,905
2,220	Phillips 66	317,926
1,759	Valero Energy Corp.	281,211
		4,129,841
Pipeline Transportation - 0.1%
6,275	Williams Companies, Inc.	240,709
Plastics and Rubber Products Manufacturing - 0.0% (†)
413	Avery Dennison Corp.	89,737
Primary Metal Manufacturing - 0.1%
2,012	Howmet Aerospace, Inc.	134,301
783	Steel Dynamics, Inc.	101,884
		236,185
Professional, Scientific, and Technical Services - 4.0%
3,235	Accenture PLC Class A ADR (Ireland)	973,444
694	CDW Corp.	167,851
270	Charles River Laboratories International, Inc. (a)	61,830
2,572	Cognizant Technology Solutions Corp. Class A	168,929
2,063	Eaton Corporation PLC ADR (Ireland)	656,570
302	EPAM Systems, Inc. (a)	71,048
1,091	Extra Space Storage, Inc.	146,499
307	F5 Networks, Inc. (a)	50,750
1,789	International Paper Co.	62,508
1,970	Interpublic Group of Companies, Inc.	59,967
944	IQVIA Holdings, Inc. (a)	218,791
375	Jack Henry & Associates, Inc.	61,009
654	Jacobs Solutions, Inc.	93,869
1,658	Juniper Networks, Inc.	57,732
1,408	Match Group, Inc. (a)	43,395
11,349	Meta Platforms, Inc.	4,881,999
1,713	Moderna, Inc. (a)	188,961
1,027	Omnicom Group, Inc.	95,347
8,219	Oracle Corp.	934,911
1,620	Palto Alto Networks, Inc. (a)	471,242
Shares		Fair Value
Professional, Scientific, and Technical Services (continued)
1,645	Paychex, Inc.	$195,442
255	Paycom Software, Inc.	47,935
1,061	ServiceNow, Inc. (a)	735,623
250	Teledyne Technologies, Inc. (a)	95,370
450	VeriSign, Inc. (a)	76,266
748	Verisk Analytics, Inc. Class A	163,034
		10,780,322
Publishing Industries - 7.5%
2,327	Adobe, Inc. (a)	1,077,005
777	Akamai Technologies, Inc. (a)	78,423
444	Ansys, Inc. (a)	144,247
1,105	Autodesk, Inc. (a)	235,199
1,409	Cadence Design Systems, Inc. (a)	388,363
803	Dayforce, Inc. (a)	49,280
122	Fair Isaac Corp. (a)	138,266
6,701	Hewlett Packard Enterprise Co.	113,917
1,447	Intuit, Inc.	905,272
38,322	Microsoft Corp.	14,919,904
1,955	News Corp. Class A	46,529
600	News Corp. Class B	14,724
2,892	NortonLifeLock, Inc.	58,245
624	PTC, Inc. (a)	110,723
4,994	Salesforce, Inc.	1,343,086
784	Synopsys, Inc. (a)	415,983
225	Tyler Technologies, Inc. (a)	103,849
		20,143,015
Rail Transportation - 0.4%
10,191	CSX Corp.	338,545
3,145	Union Pacific Corp.	745,868
		1,084,413
Real Estate - 1.4%
809	Alexandria Real Estate Equities, Inc.	93,739
2,403	American Tower Corp.	412,259
734	AvalonBay Communities, Inc.	139,144
745	Boston Properties, Inc.	46,108
542	Camden Property Trust	54,026
1,532	CBRE Group, Inc. Class A (a)	133,115
2,238	Crown Castle, Inc.	209,880
1,558	Digital Realty Trust, Inc.	216,219
1,784	Equity Residential	114,890
333	Essex Property Trust, Inc.	82,001
378	Federal Realty Investment Trust	39,376
3,650	Healthpeak Properties, Inc.	67,926
2,969	Invitation Homes, Inc.	101,540
3,433	Kimco Realty Corp.	63,957
610	Mid-America Apartment Communities, Inc.	79,300
4,765	Prologis, Inc.	486,268
813	Public Storage	210,933
4,294	Realty Income Corp.	229,901
842	Regency Centers Corp.	49,863
1,685	Simon Property Group, Inc.	236,793
1,557	UDR, Inc.	59,291
2,078	Ventas, Inc.	92,014

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
19

Direxion HCM Tactical Enhanced US ETF

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Real Estate (continued)
5,335	VICI Properties, Inc.	$152,314
2,856	Welltower, Inc.	272,120
3,763	Weyerhaeuser Co.	113,530
		3,756,507
Rental and Leasing Services - 0.1%
348	United Rentals, Inc.	232,461
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.9%
510	Ameriprise Financial, Inc.	210,013
722	BlackRock, Inc.	544,850
535	Cboe Global Markets, Inc.	96,915
7,680	Charles Schwab Corp.	567,936
1,857	CME Group, Inc.	389,301
3,623	Dow, Inc.	206,149
1,545	Franklin Resources, Inc.	35,288
1,685	Goldman Sachs Group, Inc.	719,006
2,315	Invesco Ltd. ADR (a)	32,804
205	MarketAxess Holdings, Inc.	41,018
6,464	Morgan Stanley	587,190
407	MSCI, Inc. Class A	189,576
1,955	NASDAQ OMX Group, Inc.	117,007
976	Raymond James Financial, Inc.	119,072
1,652	S&P Global, Inc.	686,951
3,711	The Blackstone Group, Inc.	432,740
		4,975,816
Specialty Trade Contractors - 0.1%
749	Quanta Services, Inc.	193,661
Support Activities for Agriculture and Forestry - 0.1%
3,620	Corteva, Inc.	195,951
Support Activities for Mining - 0.5%
921	Diamondback Energy, Inc.	185,241
4,587	Halliburton Co.	171,875
1,424	Hess Corp.	224,266
1,201	Pioneer Natural Resources Co.	323,453
7,363	Schlumberger Ltd. ADR (Curaco) (a)	349,595
1,149	Targa Resources Corp.	131,055
		1,385,485
Support Activities for Transportation - 0.2%
610	C.H. Robinson Worldwide, Inc.	43,310
678	Expedia, Inc. (a)	91,279
750	Expeditors International of Washington, Inc.	83,483
418	J.B. Hunt Transport Services, Inc.	67,954
1,163	Norfolk Southern Corp.	267,862
		553,888
Telecommunications - 1.0%
36,873	AT&T, Inc.	622,785
479	Equinix, Inc.	340,622
5,528	PayPal Holdings, Inc. (a)	375,462
560	SBA Communications Corp.	104,227
2,690	T-Mobile US, Inc.	441,617
21,682	Verizon Communications, Inc.	856,222
		2,740,935
Shares		Fair Value
Transit and Ground Passenger Transportation - 0.3%
10,613	Uber Technologies, Inc. (a)	$703,323
Transportation Equipment Manufacturing - 2.3%
1,443	Aptiv PLC ADR (United Kingdom) (a)	102,453
2,961	Boeing Co. (a)	496,974
1,182	BorgWarner, Inc.	38,734
20,129	Ford Motor Co.	244,567
1,169	General Dynamics Corp.	335,608
5,952	General Motors Co.	265,043
3,398	Honeywell International, Inc.	654,897
1,110	Lockheed Martin Corp.	516,072
2,693	Paccar, Inc.	285,754
14,292	Tesla, Inc. (a)	2,619,438
291	TransDigm Group, Inc.	363,177
922	Wabtec Corp.	148,516
		6,071,233
Truck Transportation - 0.1%
913	Old Dominion Freight Line, Inc.	165,901
Utilities - 2.1%
3,450	AES Corp.	61,755
1,320	Alliant Energy Corp.	65,736
1,362	Ameren Corp.	100,611
2,708	American Electric Power Co., Inc.	232,969
1,010	American Water Works Co., Inc.	123,543
777	Atmos Energy Corp.	91,608
3,256	CenterPoint Energy, Inc.	94,880
1,518	CMS Energy Corp.	92,006
1,785	Consolidated Edison, Inc.	168,504
1,640	Constellation Energy Corp.	304,942
1,068	DTE Energy Co.	117,822
3,979	Duke Energy Corp.	390,976
1,972	Edison International	140,130
1,092	Entergy Corp.	116,484
1,182	Evergy, Inc.	61,996
1,807	Eversource Energy	109,540
5,134	Exelon Corp.	192,936
542	First Solar, Inc. (a)	95,555
2,661	FirstEnergy Corp.	102,023
1,406	GE Vernova, Inc. (a)	216,116
9,974	Kinder Morgan, Inc.	182,325
10,581	NextEra Energy, Inc.	708,610
2,137	NiSource, Inc.	59,537
1,162	NRG Energy, Inc.	84,442
3,005	ONEOK, Inc.	237,756
11,002	PG&E Corp.	188,244
593	Pinnacle West Capital Corp.	43,674
3,799	PPL Corp.	104,321
2,574	Public Service Enterprise Group, Inc.	177,812
3,247	Sempra Energy	232,583
5,623	Southern Co.	413,290
1,621	WEC Energy Group, Inc.	133,959
2,849	Xcel Energy, Inc.	153,077
		5,599,762
Waste Management and Remediation Services - 0.1%
1,059	Republic Services, Inc.	203,010

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
20

Direxion HCM Tactical Enhanced US ETF

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Web Search Portals, Libraries, Archives, and Other Information Services - 0.1%
2,108	CoStar Group, Inc. (a)	$192,945
Wood Product Manufacturing - 0.0% (†)
1,132	Masco Corp.	77,485
	TOTAL COMMON STOCKS (Cost $195,153,659)	$217,786,883
SHORT TERM INVESTMENTS - 20.9%
Money Market Funds - 20.9%
31,907,561	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$31,907,561
23,999,373	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	23,999,373
	TOTAL SHORT TERM INVESTMENTS (Cost $55,906,934)	$55,906,934
	TOTAL INVESTMENTS (Cost $251,060,593) - 102.1% (c)	$273,693,817
	Liabilities in Excess of Other Assets - (2.1)%	(5,707,057)
	TOTAL NET ASSETS - 100.0%	$267,986,760

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $890,839,668.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Invesco QQQ Trust Series 1	5.6700% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	512,500	$216,678,261	$(2,028,665)
Total return of Technology Select Sector SPDR Fund	5.7700% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	342,000	63,839,946	2,160,266
					$280,518,207	$131,601

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
21

Direxion Hydrogen ETF

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 99.2%
Chemical Manufacturing - 38.1%
7,799	Air Liquide S.A. (France) (a)	$1,533,398
3,744	Air Products & Chemicals, Inc.	884,857
64,025	Doosan Fuel Cell Co., Ltd. (South Korea) (a)	923,246
1,388,218	ITM Power (United Kingdom) (a)(b)	885,638
1,963	Linde PLC ADR (Ireland)	865,605
3,678,059	Nel ASA (Norway) (a)(a)	1,742,355
16,698	Nippon Sanso Holdings Corp. (Japan) (a)	499,248
95,532	PTT Global Chemical PCL ADR (Thailand) (a)	94,733
17,700	Resonac Holdings Co., Ltd. (Japan) (a)	385,347
		7,814,427
Computer and Electronic Product Manufacturing - 9.1%
167,351	Bloom Energy Corp. (a)	1,862,617
Electrical Equipment, Appliance, and Component Manufacturing - 11.1%
17,196	Chung-Hsin Electric & Machinery Manufacturing Corp. (Taiwan)	97,170
485	Hyosung Heavy Industries (South Korea) (a)	109,837
626,391	Plug Power, Inc. (a)	1,446,963
163,158	PowerCell Sweden AB (Sweden) (a)	406,412
4,923	SFC Energy AG (Germany) (a)	99,594
10,774	VARTA AG (Germany) (a)(b)	107,886
		2,267,862
Management of Companies and Enterprises - 4.2%
12,120	Shell PLC ADR (United Kingdom)	868,519
Merchant Wholesalers, Durable Goods - 0.5%
1,622	Hyster-Yale Materials Handling, Inc.	95,001
Miscellaneous Manufacturing - 0.5%
218,222	Hexagon Purus Holding AS (Norway) (a)	104,439
Oil and Gas Extraction - 16.7%
22,548	BP PLC ADR (United Kingdom)	874,186
1,488,085	China Petroleum & Chemical Corp. (China) (a)	898,041
97,183	CIMC Enric Holdings Ltd. (Hong Kong) (a)	96,423
188,581	ENEOS Holdings, Inc. (Japan) (a)	875,886
100,220	Idemitsu Kosan Co., Ltd. (Japan) (a)	684,310
		3,428,846
Primary Metal Manufacturing - 0.6%
9,539	Kaori Heat Treatment Co., Ltd. (Taiwan) (a)	126,847
Transportation Equipment Manufacturing - 7.8%
604,540	Ballard Power Systems, Inc. ADR (Canada) (a)	1,589,940
Shares		Fair Value
Utilities - 10.6%
388,341	Ceres Power Holdings PLC (United Kingdom) (a)(b)	$869,917
1,078,872	FuelCell Energy, Inc. (a)	1,000,977
5,232	Korea Gas Corp. (South Korea) (a)	104,481
19,831	S-Fuelcell Co., Ltd. (South Korea) (a)	203,891
		2,179,266
	TOTAL COMMON STOCKS (Cost $34,585,598)	$20,337,764
SHORT TERM INVESTMENTS - 4.9%
Money Market Funds - 4.9%
998,110	Dreyfus Government Cash Management Institutional Shares, 5.20% (c)(d)	$998,110
	TOTAL SHORT TERM INVESTMENTS (Cost $998,110)	$998,110
	TOTAL INVESTMENTS (Cost $35,583,708) - 104.1%	$21,335,874
	Liabilities in Excess of Other Assets - (4.1)%	(847,383)
	TOTAL NET ASSETS - 100.0%	$20,488,491

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2024.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
22

Direxion Moonshot Innovators ETF

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 99.7%
Administrative and Support Services - 10.1%
45,197	Bilibili, Inc. ADR (a)	$571,290
3,942	Coinbase Global, Inc. (a)	803,892
22,753	SentinelOne, Inc. (a)	480,771
15,533	Upstart Holdings, Inc. (a)(b)	343,745
		2,199,698
Chemical Manufacturing - 4.9%
109,854	bluebird bio, Inc. (a)	97,451
17,770	Intellia Therapeutics, Inc. (a)	380,278
54,142	Roivant Sciences Ltd. ADR (Ireland) (a)	590,148
		1,067,877
Computer and Electronic Product Manufacturing - 9.3%
9,292	Ambarella Inc. ADR (a)	427,153
72,191	Indie Semiconductor, Inc. (a)	405,714
190,682	MicroVision, Inc. (a)(b)	276,489
224,513	Nano Dimension Ltd. ADR (Israel) (a)(b)	541,076
142,607	Rekor Systems, Inc. (a)	252,414
93,807	Vuzix Corp. (a)(b)	124,763
		2,027,609
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 3.8%
115,600	Rumble, Inc. (a)(b)	816,136
Electrical Equipment, Appliance, and Component Manufacturing - 1.7%
482,365	EOS Enegy Enterprises, Inc. (a)(b)	372,965
General Merchandise Retailers - 2.2%
111,525	Jumia Technologies AG ADR (Germany) (a)	489,595
Management of Companies and Enterprises - 2.5%
31,102	EHang Holdings Ltd. (China) (a)(b)	554,238
Miscellaneous Manufacturing - 1.2%
338,551	Butterfly Network, Inc. (a)(b)	262,749
Professional, Scientific, and Technical Services - 38.0%
37,235	4D Molecular Therapeutics, Inc. (a)	891,034
207,266	Allogene Therapeutics, Inc. (a)	572,054
27,322	Asana, Inc. (a)	406,278
66,911	Avidity Biosciences, Inc. (a)	1,614,562
26,623	Couchbase, Inc. (a)	642,679
7,459	Crispr Therapeutics AG ADR (Switzerland) (a)	395,252
47,760	Editas Medicine, Inc. (a)	248,830
408,155	Ginkgo Bioworks Holdings, Inc. Class A (a)(b)	363,707
181,624	Planet Labs PBC (a)	306,945
71,510	Recursion Pharmaceuticals, Inc. (a)(b)	559,208
35,924	Snap, Inc. (a)	540,656
18,808	Squarespace, Inc. (a)	655,647
16,845	Unity Software, Inc. (a)	408,828
42,481	Verve Therapeutics, Inc. (a)	255,311
111,796	Vimeo, Inc. (a)	401,348
		8,262,339
Shares		Fair Value
Publishing Industries - 6.5%
57,548	BigCommerce Holdings, Inc. (a)	$325,721
18,196	C3.ai, Inc. (a)(b)	409,956
31,303	Fastly, Inc. (a)	395,983
25,894	Xperi, Inc. (a)	272,146
		1,403,806
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 9.0%
81,576	LanzaTech Global, Inc. (a)	176,612
59,376	Ouster, Inc. (a)(b)	538,540
47,081	Robinhood Markets, Inc. (a)	776,366
67,251	SoFi Technologies, Inc. (a)(b)	455,962
		1,947,480
Transportation Equipment Manufacturing - 10.5%
214,818	Aurora Innovation, Inc. (a)	596,120
66,542	Ballard Power Systems, Inc. ADR (Canada) (a)(b)	175,005
296,425	Innoviz Technologies Ltd. ADR (Israel) (a)(b)	340,889
120,592	Lucid Group, Inc. (a)(b)	307,510
204,865	Luminar Technologies, Inc. (a)(b)	301,151
540,106	Nikola Corp. (a)	335,190
262,674	Virgin Galactic Holdings, Inc. (a)	228,553
		2,284,418
	TOTAL COMMON STOCKS (Cost $37,882,309)	$21,688,910
SHORT TERM INVESTMENTS - 24.0%
Money Market Funds - 24.0%
5,223,414	Dreyfus Government Cash Management Institutional Shares, 5.20% (c)(d)	$5,223,414
	TOTAL SHORT TERM INVESTMENTS (Cost $5,223,414)	$5,223,414
	TOTAL INVESTMENTS (Cost $43,105,723) - 123.7%	$26,912,324
	Liabilities in Excess of Other Assets - (23.7)%	(5,163,581)
	TOTAL NET ASSETS - 100.0%	$21,748,743

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2024.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
23

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 99.9%
Accommodation - 2.0%
75,092	Airbnb, Inc. (a)	$11,907,339
49,424	Marriott International, Inc. Class A	11,670,489
		23,577,828
Administrative and Support Services - 3.1%
49,827	Automatic Data Processing, Inc.	12,052,653
3,533	Booking Holdings, Inc.	12,196,022
97,487	Pinduoduo, Inc. ADR (China) (a)	12,203,423
		36,452,098
Apparel Manufacturing - 0.8%
25,947	Lululemon Athletica, Inc. (a)	9,356,488
Beverage and Tobacco Product Manufacturing - 4.2%
170,092	Coca-Cola Europacific Partners ADR (United Kingdom)	12,250,026
417,691	Keurig Dr Pepper, Inc.	14,076,187
199,552	Monster Beverage Corp. (a)	10,666,054
73,259	PepsiCo, Inc.	12,886,991
		49,879,258
Broadcasting and Content Providers - 3.5%
41,502	Charter Communications, Inc. (a)	10,622,022
282,043	Comcast Corp. Class A	10,748,659
2,978,500	Sirius XM Holdings, Inc. (b)	8,756,790
1,412,520	Warner Bros Discovery, Inc. (a)	10,396,147
		40,523,618
Chemical Manufacturing - 7.0%
44,864	Amgen, Inc.	12,290,044
181,920	AstraZeneca PLC ADR (United Kingdom)	13,804,090
55,006	Biogen, Inc. (a)	11,816,389
163,698	Gilead Sciences, Inc.	10,673,110
25,762	Linde PLC ADR (Ireland)	11,360,011
12,507	Regeneron Pharmaceuticals, Inc. (a)	11,139,485
29,588	Vertex Pharmaceuticals, Inc. (a)	11,622,462
		82,705,591
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 0.9%
83,125	Ross Stores, Inc.	10,768,844
Computer and Electronic Product Manufacturing - 22.2%
63,139	Advanced Micro Devices, Inc. (a)	9,999,955
42,721	Alphabet, Inc. (a)	6,954,124
42,424	Alphabet, Inc. Class C (a)	6,984,687
61,797	Analog Devices, Inc.	12,397,096
69,880	Apple, Inc.	11,902,660
9,764	Broadcom, Inc.	12,695,836
246,536	Cisco Systems, Inc.	11,582,261
180,802	Fortinet, Inc. (a)	11,423,070
134,918	GE HealthCare Technologies, Inc.	10,286,148
232,515	GlobalFoundries, Inc. ADR (a)(b)	11,365,333
22,770	IDEXX Laboratories, Inc. (a)	11,220,145
94,442	Illumina, Inc. (a)	11,621,088
282,903	Intel Corp.	8,620,055
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
180,394	Marvell Technology, Inc.	$11,889,769
136,090	Microchip Technology, Inc.	12,517,558
129,362	Micron Technology, Inc.	14,612,732
33,938	MongoDB, Inc. (a)	12,393,479
13,736	NVIDIA Corp.	11,868,179
50,782	NXP Semiconductors NV ADR (Netherlands)	13,009,841
161,119	ON Semiconductor Corp. (a)	11,304,109
72,146	Qualcomm, Inc.	11,965,414
22,041	Roper Technologies, Inc.	11,273,090
69,921	Texas Instruments, Inc.	12,335,463
		260,222,092
Food Manufacturing - 2.2%
170,501	Mondelez International, Inc.	12,265,842
350,975	The Kraft Heinz Co.	13,551,145
		25,816,987
Food Services and Drinking Places - 2.0%
92,400	DoorDash, Inc. (a)	11,943,624
133,855	Starbucks Corp.	11,844,829
		23,788,453
General Merchandise Retailers - 4.0%
69,162	Amazon.com, Inc. (a)	12,103,350
16,624	Costco Wholesale Corp.	12,017,489
94,672	Dollar Tree, Inc. (a)	11,194,964
8,044	MercadoLibre, Inc. (a)	11,733,783
		47,049,586
Health and Personal Care Retailers - 0.9%
579,393	Walgreens Boots Alliance, Inc.	10,272,638
Machinery Manufacturing - 4.0%
60,724	Applied Materials, Inc.	12,062,823
12,830	ASML Holding NV ADR (Netherlands)	11,193,790
373,234	Baker Hughes Co.	12,174,893
13,254	Lam Research Corp.	11,854,510
		47,286,016
Merchant Wholesalers, Durable Goods - 4.0%
19,228	Cintas Corp.	12,658,562
214,912	Copart, Inc. (a)	11,671,871
160,775	Fastenal Co.	10,923,053
17,638	KLA-Tencor Corp.	12,157,697
		47,411,183
Miscellaneous Manufacturing - 2.0%
92,466	DexCom, Inc. (a)	11,779,243
30,440	Intuitive Surgical, Inc. (a)	11,281,673
		23,060,916
Motion Picture and Sound Recording Industries - 2.0%
19,909	Netflix, Inc. (a)	10,962,692
83,824	Take-Two Interactive Software, Inc. (a)	11,970,905
		22,933,597
Motor Vehicle and Parts Dealers - 0.9%
10,836	O'Reilly Automotive, Inc. (a)	10,979,685

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
24

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Performing Arts, Spectator Sports, and Related Industries - 1.0%
89,840	Electronic Arts, Inc.	$11,393,509
Professional, Scientific, and Technical Services - 9.9%
49,134	CDW Corp.	11,883,549
160,135	Cognizant Technology Solutions Corp. Class A	10,517,667
24,918	Meta Platforms, Inc.	10,718,976
116,158	Moderna, Inc. (a)	12,813,389
42,752	Palto Alto Networks, Inc. (a)	12,436,129
100,292	Paychex, Inc.	11,915,693
157,234	The Trade Desk, Inc. (a)	13,026,837
51,438	Verisk Analytics, Inc. Class A	11,211,426
44,965	Workday, Inc. (a)	11,004,284
62,170	Zscaler, Inc. (a)	10,751,680
		116,279,630
Publishing Industries - 9.7%
24,495	Adobe, Inc. (a)	11,337,021
36,787	Ansys, Inc. (a)	11,951,361
62,041	Atlassian Corp. (a)	10,689,664
47,446	Autodesk, Inc. (a)	10,098,881
40,419	Cadence Design Systems, Inc. (a)	11,140,689
38,215	CrowdStrike Holdings, Inc. (a)	11,179,416
100,175	Datadog, Inc. (a)	12,571,963
19,287	Intuit, Inc.	12,066,333
28,970	Microsoft Corp.	11,278,890
21,931	Synopsys, Inc. (a)	11,636,369
		113,950,587
Rail Transportation - 0.9%
326,293	CSX Corp.	10,839,453
Support Activities for Mining - 1.1%
63,508	Diamondback Energy, Inc.	12,773,364
Telecommunications - 2.2%
191,934	PayPal Holdings, Inc. (a)	13,036,157
74,546	T-Mobile US, Inc.	12,238,217
		25,274,374
Transportation Equipment Manufacturing - 3.1%
61,019	Honeywell International, Inc.	11,760,192
101,944	Paccar, Inc.	10,817,278
73,747	Tesla, Inc. (a)	13,516,350
		36,093,820
Truck Transportation - 0.9%
57,290	Old Dominion Freight Line, Inc.	10,410,166
Utilities - 4.4%
146,912	American Electric Power Co., Inc.	12,638,840
72,878	Constellation Energy Corp.	13,550,935
330,673	Exelon Corp.	12,426,691
232,023	Xcel Energy, Inc.	12,466,596
		51,083,062
Shares		Fair Value
Web Search Portals, Libraries, Archives, and Other Information Services - 1.0%
126,736	CoStar Group, Inc. (a)	$11,600,146
	TOTAL COMMON STOCKS (Cost $1,159,792,288)	$1,171,782,989
SHORT TERM INVESTMENTS - 0.9%
Money Market Funds - 0.9%
10,328,091	Dreyfus Government Cash Management Institutional Shares, 5.20% (c)(d)	$10,328,091
	TOTAL SHORT TERM INVESTMENTS (Cost $10,328,091)	$10,328,091
	TOTAL INVESTMENTS (Cost $1,170,120,379) - 100.8%	$1,182,111,080
	Liabilities in Excess of Other Assets - (0.8)%	(8,588,835)
	TOTAL NET ASSETS - 100.0%	$1,173,522,245

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2024.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
25

Direxion Work From Home ETF

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 99.5%
Administrative and Support Services - 4.5%
7,232	Cloudflare, Inc. (a)	$632,077
26,344	SentinelOne, Inc. (a)	556,648
		1,188,725
Broadcasting and Content Providers - 2.0%
276,462	Altice USA, Inc. (a)	533,572
Computer and Electronic Product Manufacturing - 20.1%
5,365	Alphabet, Inc. (a)	873,315
522	Broadcom, Inc.	678,741
14,338	Cisco Systems, Inc.	673,599
9,885	Fortinet, Inc. (a)	624,534
3,593	International Business Machines Corp.	597,157
8,664	Marvell Technology, Inc.	571,044
6,727	NetApp, Inc.	687,567
42,290	Xerox Corp.	562,034
		5,267,991
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 5.0%
11,125	Pegasystems, Inc.	661,048
21,833	RingCentral, Inc. (a)	646,693
		1,307,741
General Merchandise Retailers - 2.7%
4,063	Amazon.com, Inc. (a)	711,025
Management of Companies and Enterprises - 2.7%
36,775	America Movil SAB de CV ADR (Mexico)	700,931
Merchant Wholesalers, Durable Goods - 3.0%
6,675	SYNNEX Corp.	786,582
Professional, Scientific, and Technical Services - 19.9%
18,025	DigitalOcean Holdings, Inc. (a)	592,301
1,421	Meta Platforms, Inc.	611,272
33,113	NetScout Systems, Inc. (a)	637,756
6,280	Oracle Corp.	714,350
2,528	Palto Alto Networks, Inc. (a)	735,370
951	ServiceNow, Inc. (a)	659,357
2,641	Workday, Inc. (a)	646,332
3,483	Zscaler, Inc. (a)	602,350
		5,199,088
Publishing Industries - 29.5%
1,298	Adobe, Inc. (a)	600,753
3,558	Atlassian Corp. (a)	613,043
23,817	Box, Inc. (a)	619,718
2,139	CrowdStrike Holdings, Inc. (a)	625,743
2,727	CyberArk Software Ltd. ADR (Israel) (a)	652,435
13,436	DocuSign, Inc. (a)	760,478
102,766	Hello Group, Inc. ADR	599,126
1,154	HubSpot, Inc. (a)	698,020
1,753	Microsoft Corp.	682,495
6,474	Okta, Inc. (a)	601,953
2,321	Salesforce, Inc.	624,210
17,020	Smartsheet, Inc. (a)	643,867
		7,721,841
Shares		Fair Value
Telecommunications - 10.1%
255,427	8x8, Inc. (a)	$564,494
22,093	JOYY, Inc. ADR	720,674
17,656	Verizon Communications, Inc.	697,235
10,614	Zoom Video Communications, Inc. (a)	648,515
		2,630,918
	TOTAL COMMON STOCKS (Cost $29,464,553)	$26,048,414
SHORT TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
111,601	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$111,601
	TOTAL SHORT TERM INVESTMENTS (Cost $111,601)	$111,601
	TOTAL INVESTMENTS (Cost $29,576,154) - 99.9%	$26,160,015
	Other Assets in Excess of Liabilities - 0.1%	6,650
	TOTAL NET ASSETS - 100.0%	$26,166,665

Percentages are stated as a percent of net assets.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
26

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion HCM Tactical Enhanced US ETF	Direxion Hydrogen ETF	Direxion Moonshot Innovators ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$261,174,761	$273,693,817	$21,335,874	$26,912,324
Receivable for Fund shares sold	1,456,520	—	—	—
Receivable for investments sold	—	—	2,105,986	—
Deposit at broker for futures contracts	9,100,853	—	—	—
Dividend and interest receivable	1,071,791	356,804	43,967	28,734
Tax reclaim receivable	—	94	2,750	—
Unrealized appreciation on swap contracts	—	2,160,266	—	—
Prepaid expenses and other assets	—	9	—	—
Total Assets	272,803,925	276,210,990	23,488,577	26,941,058
Liabilities:
Collateral for securities loaned (Note 2)	—	—	909,093	5,185,676
Payable for Fund shares redeemed	—	—	—	81
Payable for investments purchased	—	—	2,086,058	—
Unrealized depreciation on swap contracts	—	2,028,665	—	—
Due to Adviser, net (Note 6)	57,868	239,081	3,514	5,626
Due to broker for swap contracts	—	5,890,000	—	—
Due to custodian	—	—	569	—
Due to broker for futures contracts	11,917	—	—	—
Variation margin payable	3,261,621	—	—	—
Accrued operating services fees (Note 6)	43,078	—	852	932
Accrued expenses and other liabilities	—	66,484	—	—
Total Liabilities	3,374,484	8,224,230	3,000,086	5,192,315
Net Assets	$269,429,441	$267,986,760	$20,488,491	$21,748,743
Net Assets Consist of:
Capital stock	$273,872,167	$243,239,720	$46,599,305	$164,791,856
Total distributable earnings (loss)	(4,442,726)	24,747,040	(26,110,814)	(143,043,113)
Net Assets	$269,429,441	$267,986,760	$20,488,491	$21,748,743
Calculation of Net Asset Value Per Share:
Net assets	$269,429,441	$267,986,760	$20,488,491	$21,748,743
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	9,250,001	9,525,001	1,950,002	2,375,001
Net assets value, redemption price and offering price per share	$29.13	$28.14	$10.51	$9.16
Cost of Investments	$261,174,761	$251,060,593	$35,583,708	$43,105,723

*  Securities loaned with values of $–, $–, $1,226,385 and $5,264,109, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
27

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Work From Home ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$1,182,111,080	$26,160,015
Receivable for Fund shares sold	540	—
Dividend and interest receivable	235,224	12,429
Total Assets	1,182,346,844	26,172,444
Liabilities:
Collateral for securities loaned (Note 2)	8,620,489	—
Due to Adviser, net (Note 6)	154,715	4,660
Accrued operating services fees (Note 6)	49,395	1,119
Total Liabilities	8,824,599	5,779
Net Assets	$1,173,522,245	$26,166,665
Net Assets Consist of:
Capital stock	$1,177,603,673	$43,569,660
Total distributable loss	(4,081,428)	(17,402,995)
Net Assets	$1,173,522,245	$26,166,665
Calculation of Net Asset Value Per Share:
Net assets	$1,173,522,245	$26,166,665
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	13,900,002	500,001
Net assets value, redemption price and offering price per share	$84.43	$52.33
Cost of Investments	$1,170,120,379	$29,576,154

*  Securities loaned with values of $15,612,285 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
28

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion HCM Tactical Enhanced US ETF	Direxion Hydrogen ETF	Direxion Moonshot Innovators ETF
Investment Income:
Dividend income (net of foreign withholding tax of $—, $340, $7,305 and $—, respectively)	$—	$1,347,680	$136,909	$—
Interest income	6,630,775	1,449,710	302	1,048
Securities lending income	—	12	60,965	204,594
Total investment income	6,630,775	2,797,402	198,176	205,642
Expenses:
Investment advisory fees (Note 6)	654,574	2,169,338	51,151	78,113
Operating services fees (Note 6)	261,830	—	6,394	6,510
Professional fees	—	11,459	—	—
Interest expense	—	202,048	—	—
Offering fees	—	4,987	—	—
Management service fees (Note 6)	—	28,741	—	—
Pricing fees	—	2,992	—	—
Exchange listing fees	—	2,712	—	—
Reports to shareholders	—	11,050	—	—
Insurance fees	—	1,862	—	—
Trustees' fees and expenses	—	2,421	—	—
Fund servicing fees	—	35,886	—	—
Other	—	4,924	—	—
Total Expenses	916,404	2,478,420	57,545	84,623
Less: Reimbursement of expenses from Adviser (Note 6)	—	(929,429)	—	—
Net Expenses	916,404	1,548,991	57,545	84,623
Net investment income	5,714,371	1,248,411	140,631	121,019
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	(1,103,020)	(2,038,936)	(3,889,259)
Foreign currency translation	—	—	(21,228)	—
In-kind redemptions	—	222,282	232,537	533,242
Swap contracts	—	16,525,234	—	—
Futures contracts	(6,329,030)	—	—	—
Net realized gain (loss)	(6,329,030)	15,644,496	(1,827,627)	(3,356,017)
Change in net unrealized appreciation (depreciation) on: Investment securities	—	22,633,224	963,813	4,469,830
Foreign currency translation	—	—	4,294	—
Swap contracts	—	131,601	—	—
Futures contracts	3,457,195	—	—	—
Change in net unrealized appreciation (depreciation)	3,457,195	22,764,825	968,107	4,469,830
Net realized and unrealized gain (loss)	(2,871,835)	38,409,321	(859,520)	1,113,813
Net increase (decrease) in net assets resulting from operations	$2,842,536	$39,657,732	$(718,889)	$1,234,832

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
29

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Work From Home ETF
Investment Income:
Dividend income (net of foreign withholding tax of $24,980 and $—, respectively)	$6,265,532	$168,726
Interest income	47,743	1,810
Securities lending income	1,470,023	148,377
Total investment income	7,783,298	318,913
Expenses:
Investment advisory fees (Note 6)	1,636,978	57,934
Operating services fees (Note 6)	272,830	7,242
Total Expenses	1,909,808	65,176
Net investment income	5,873,490	253,737
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(19,299,091)	(1,028,956)
In-kind redemptions	35,488,173	1,408,795
Net realized gain	16,189,082	379,839
Change in net unrealized appreciation (depreciation) on:
Investment securities	132,094,588	4,174,347
Change in net unrealized appreciation (depreciation)	132,094,588	4,174,347
Net realized and unrealized gain	148,283,670	4,554,186
Net increase in net assets resulting from operations	$154,157,160	$4,807,923

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
30

Statements of Changes in Net Assets

	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)		Direxion HCM Tactical Enhanced US ETF
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	For the Period June 22, 2023 through October 31, 2023
Operations:
Net investment income	$5,714,371	$11,174,099	$1,248,411	$682,120
Net realized gain (loss)	(6,329,030)	651,107	15,644,496	(13,637,318)
Change in net unrealized appreciation (depreciation)	3,457,195	(2,905,196)	22,764,825	—
Net increase (decrease) in net assets resulting from operations	2,842,536	8,920,010	39,657,732	(12,955,198)
Distributions to shareholders:
Net distributions to shareholders	(4,376,908)	(16,320,544)	(1,368,795)	(422,676)
Return of capital	—	(351,964)	—	—
Total distributions	(4,376,908)	(16,672,508)	(1,368,795)	(422,676)
Capital share transactions:
Proceeds from shares sold	11,616,372	45,354,256	80,108,670	173,104,643
Cost of shares redeemed	(30,818,275)	(44,744,640)	(6,188,821)	(3,951,165)
Transaction fees (Note 4)	7,325	13,467	1,580	790
Net increase (decrease) in net assets resulting from capital transactions	(19,194,578)	623,083	73,921,429	169,154,268
Total increase (decrease) in net assets	(20,728,950)	(7,129,415)	112,210,366	155,776,394
Net assets:
Beginning of year/period	290,158,391	297,287,806	155,776,394	—
End of year/period	$269,429,441	$290,158,391	$267,986,760	$155,776,394
Changes in shares outstanding
Shares outstanding, beginning of year/period	9,950,001	9,950,001	6,700,001	—
Shares sold	400,000	1,500,000	3,050,000	6,850,001
Shares repurchased	(1,100,000)	(1,500,000)	(225,000)	(150,000)
Shares outstanding, end of year/period	9,250,001	9,950,001	9,525,001	6,700,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
31

Statements of Changes in Net Assets

	Direxion Hydrogen ETF		Direxion Moonshot Innovators ETF
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$140,631	$447,114	$121,019	$481,448
Net realized loss	(1,827,627)	(4,923,546)	(3,356,017)	(19,728,013)
Change in net unrealized appreciation (depreciation)	968,107	(1,394,785)	4,469,830	7,769,844
Net increase (decrease) in net assets resulting from operations	(718,889)	(5,871,217)	1,234,832	(11,476,721)
Distributions to shareholders:
Net distributions to shareholders	(149,042)	(363,478)	(123,460)	(392,520)
Total distributions	(149,042)	(363,478)	(123,460)	(392,520)
Capital share transactions:
Proceeds from shares sold	4,783	13,506,772	2,303,027	14,284,627
Cost of shares redeemed	(4,872,994)	(3,186,119)	(6,071,469)	(15,781,372)
Net increase (decrease) in net assets resulting from capital transactions	(4,868,211)	10,320,653	(3,768,442)	(1,496,745)
Total increase (decrease) in net assets	(5,736,142)	4,085,958	(2,657,070)	(13,365,986)
Net assets:
Beginning of year/period	26,224,633	22,138,675	24,405,813	37,771,799
End of year/period	$20,488,491	$26,224,633	$21,748,743	$24,405,813
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,400,002	1,700,002	2,725,001	2,875,001
Shares sold	—	950,000	225,000	1,125,000
Shares repurchased	(450,000)	(250,000)	(575,000)	(1,275,000)
Shares outstanding, end of year/period	1,950,002	2,400,002	2,375,001	2,725,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
32

Statements of Changes in Net Assets

	Direxion NASDAQ-100® Equal Weighted Index Shares		Direxion Work From Home ETF
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$5,873,490	$5,798,640	$253,737	$80,938
Net realized gain (loss)	16,189,082	81,456,935	379,839	(12,041,441)
Change in net unrealized appreciation (depreciation)	132,094,588	(12,429,604)	4,174,347	13,006,199
Net increase in net assets resulting from operations	154,157,160	74,825,971	4,807,923	1,045,696
Distributions to shareholders:
Net distributions to shareholders	(5,806,028)	(5,738,780)	(212,138)	(89,807)
Total distributions	(5,806,028)	(5,738,780)	(212,138)	(89,807)
Capital share transactions:
Proceeds from shares sold	514,949,889	1,394,719,886	—	1,108,042
Cost of shares redeemed	(281,250,054)	(1,372,011,817)	(5,531,145)	(13,332,704)
Net increase (decrease) in net assets resulting from capital transactions	233,699,835	22,708,069	(5,531,145)	(12,224,662)
Total increase (decrease) in net assets	382,050,967	91,795,260	(935,360)	(11,268,773)
Net assets:
Beginning of year/period	791,471,278	699,676,018	27,102,025	38,370,798
End of year/period	$1,173,522,245	$791,471,278	$26,166,665	$27,102,025
Changes in shares outstanding
Shares outstanding, beginning of year/period	11,100,002	10,950,002	600,001	875,001
Shares sold	6,200,000	18,800,000	—	25,000
Shares repurchased	(3,400,000)	(18,650,000)	(100,000)	(300,000)
Shares outstanding, end of year/period	13,900,002	11,100,002	500,001	600,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
33

Financial Highlights

April 30, 2024

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
For the Six Months Ended April 30, 2024 (Unaudited)	$29.16	$0.62	$0.62	$(0.17)	$0.45	$(0.48)	$—	$—	$(0.48)	$29.13	1.60%	$269,429	0.70%	0.70%	4.36%	0.70%	0.70%	4.36%	0%
For the Year Ended October 31, 2023	29.88	1.15	1.15	(0.15)	1.00	(1.68)	—	(0.04)	(1.72)	29.16	3.33%	290,158	0.70%	0.70%	3.84%	0.70%	0.70%	3.84%	0%
For the Year Ended October 31, 2022	32.70	0.01	0.06	1.85	1.86	(4.68)	—	—	(4.68)	29.88	6.21%	297,288	0.87%	0.87%	0.03%	0.70%	0.70%	0.20%	0%
For the Year Ended October 31, 2021	23.13	(0.20)	(0.20)	9.77	9.57	—	—	—	—	32.70	41.37%	253,431	0.70%	0.70%	(0.67)%	0.70%	0.70%	(0.67)%	0%
For the Year Ended October 31, 2020	23.53	(0.02)	(0.02)	(0.29)	(0.31)	(0.06)	—	(0.03)	(0.09)	23.13	-1.31%	43,946	0.70%	0.70%	(0.10)%	0.70%	0.70%	(0.10)%	0%
For the Year Ended October 31, 2019	24.58	0.35	0.35	(0.77)	(0.42)	(0.63)	—	—	(0.63)	23.53	-1.72%	42,360	0.70%	0.79%	1.47%	0.70%	0.79%	1.47%	0%
Direxion HCM Tactical Enhanced US ETF
For the Six Months Ended April 30, 2024 (Unaudited)	23.25	0.15	0.17	4.90	5.05	(0.16)	—	—	(0.16)	28.14	21.70%	267,987	1.32%	2.11%	1.07%	1.15%	1.94%	1.24%	11%
For the Period June 22, 2023[8] through October 31, 2023	25.00	0.11	0.11	(1.80)	(1.69)	(0.06)	—	—	(0.06)	23.25	-6.77%	155,776	1.20%	2.05%	1.20%	1.15%	2.00%	1.25%	24%
Direxion Hydrogen ETF
For the Six Months Ended April 30, 2024 (Unaudited)	10.93	0.06	0.06	(0.42)	(0.36)	(0.06)	—	—	(0.06)	10.51	-3.31%	20,488	0.45%	0.45%	1.10%	0.45%	0.45%	1.10%	16%
For the Year Ended October 31, 2023	13.02	0.20	0.20	(2.13)	(1.93)	(0.16)	—	—	(0.16)	10.93	-15.06%	26,225	0.45%	0.45%	1.50%	0.45%	0.45%	1.50%	45%
For the Year Ended October 31, 2022	24.24	0.21	0.21	(11.21)	(11.00)	(0.21)	—	(0.01)	(0.22)	13.02	-45.57%	22,139	0.45%	0.45%	1.18%	0.45%	0.45%	1.18%	37%
For the Period March 25, 2021[8] through October 31, 2021	24.00	0.16	0.16	0.16	0.32	(0.08)	—	—	(0.08)	24.24	1.37%	41,214	0.45%	0.45%	1.21%	0.45%	0.45%	1.21%	55%
Direxion Moonshot Innovators ETF
For the Six Months Ended April 30, 2024 (Unaudited)	8.96	0.05	0.05	0.20	0.25	(0.05)	—	—	(0.05)	9.16	2.71%	21,749	0.65%	0.65%	0.93%	0.65%	0.65%	0.93%	34%
For the Year Ended October 31, 2023	13.14	0.17	0.17	(4.20)	(4.03)	(0.15)	—	—	(0.15)	8.96	-30.91%	24,406	0.65%	0.65%	1.45%	0.65%	0.65%	1.45%	71%
For the Year Ended October 31, 2022	33.74	0.13	0.13	(20.43)	(20.30)	(0.25)	—	(0.05)	(0.30)	13.14	-60.64%	37,772	0.65%	0.65%	0.64%	0.65%	0.65%	0.64%	120%
For the Period November 12, 2020[8] through October 31, 2021	25.00	0.27	0.27	8.61	8.88	(0.14)	—	—	(0.14)	33.74	35.54%	151,815	0.65%	0.65%	0.76%	0.65%	0.65%	0.76%	87%
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Six Months Ended April 30, 2024 (Unaudited)	71.30	0.45	0.45	13.12	13.57	(0.44)	—	—	(0.44)	84.43	19.02%	1,173,522	0.35%	0.35%	1.08%	0.35%	0.35%	1.08%	19%
For the Year Ended October 31, 2023	63.90	0.63	0.63	7.45	8.08	(0.68)	—	—	(0.68)	71.30	12.66%	791,471	0.35%	0.35%	0.87%	0.35%	0.35%	0.87%	30%
For the Year Ended October 31, 2022	87.33	0.53	0.53	(20.59)	(20.06)	(0.50)	(2.87)	—	(3.37)	63.90	-23.78%	699,676	0.35%	0.35%	0.75%	0.35%	0.35%	0.75%	34%
For the Year Ended October 31, 2021	63.03	0.39	0.39	24.33	24.72	(0.39)	(0.03)	—	(0.42)	87.33	39.30%	432,264	0.35%	0.35%	0.49%	0.35%	0.35%	0.49%	30%
For the Year Ended October 31, 2020	51.32	0.38	0.38	11.72	12.10	(0.39)	—	—	(0.39)	63.03	23.69%	274,199	0.35%	0.35%	0.67%	0.35%	0.35%	0.67%	35%
For the Year Ended October 31, 2019	43.27	0.39	0.39	8.04	8.43	(0.38)	—	—	(0.38)	51.32	19.59%	215,563	0.35%	0.44%	0.82%	0.35%	0.44%	0.82%	28%
Direxion Work From Home ETF
For the Six Months Ended April 30, 2024 (Unaudited)	45.17	0.47	0.47	7.06	7.53	(0.37)	—	—	(0.37)	52.33	16.64%	26,167	0.45%	0.45%	1.75%	0.45%	0.45%	1.75%	23%
For the Year Ended October 31, 2023	43.85	0.12	0.12	1.32	1.44	(0.12)	—	—	(0.12)	45.17	3.29%	27,102	0.45%	0.45%	0.25%	0.45%	0.45%	0.25%	37%
For the Year Ended October 31, 2022	77.54	0.63	0.63	(33.78)	(33.15)	(0.54)	—	—	(0.54)	43.85	-43.00%	38,371	0.45%	0.45%	1.04%	0.45%	0.45%	1.04%	45%
For the Year Ended October 31, 2021	53.77	0.22	0.22	24.24	24.46	(0.27)	(0.42)	—	(0.69)	77.54	45.69%	110,490	0.45%	0.45%	0.31%	0.45%	0.45%	0.31%	35%
For the Period June 25, 2020[8] through October 31, 2020	50.00	0.15	0.15	3.65	3.80	(0.03)	—	—	(0.03)	53.77	7.60%	133,078	0.45%	0.45%	0.81%	0.45%	0.45%	0.81%	32%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. For the year October 31, 2019, the total return would have been lower if certain expenses had not been reimbursed/waived by the Adviser.

5  For periods less than a year, these ratios are annualized.

6  For the year ended October 31, 2019, and the period ended October 31, 2023 for the Direxion HCM Tactical Enhanced US ETF, net expenses include effects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 366 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

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Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2024

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 81 separate series (each, a "Fund" and together the "Funds"). 6 of these Funds are included in this report:

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion Moonshot Innovators ETF
Direxion HCM Tactical Enhanced US ETF	Direxion NASDAQ-100® Equal Weighted Index Shares
Direxion Hydrogen ETF	Direxion Work From Home ETF

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, "Financial Services-Investment Companies".

Rafferty Asset Management, LLC ("Rafferty" or "Adviser") serves as investment adviser to the Funds. Rafferty has registered as a commodity pool operator ("CPO") and the Direxion Auspice Broad Commodity Strategy ETF (Consolidated) and Direxion HCM Tactical Enhanced US ETF are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, Rafferty is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

The Funds seek investment results, before fees and expenses, that track the performance of the underlying index as listed below:

Funds	Index or Benchmark
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Auspice Broad Commodity Index
Direxion Hydrogen ETF	Indxx Hydrogen Economy Index
Direxion Moonshot Innovators ETF	S&P Kensho Moonshots Index
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index
Direxion Work From Home ETF	Solactive Remote Work Index

The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) primarily invests in commodity and financial futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion BCS Fund Ltd. ("BCS Fund"), in order to track the returns of the Auspice Broad Commodity Index within the limitation of the U.S. federal tax requirements applicable to regulated investment companies.

The Direxion HCM Tactical Enhanced US ETF is actively managed and seeks to provide enhanced returns across multiple market cycles that are broadly correlated to the U.S. equity markets. The Fund uses a proprietary quantitative investment model based on the HCM-BuyLine® developed by the Fund's subadvisor, Howard Capital Management, Inc. ("Subadviser"), to determine if the Fund's assets are allocated to U.S. equity securities or to cash and cash equivalents (i.e., money market funds, U.S. government securities and/or similar securities). The Fund will invest in or have exposure to, U.S. equity securities in order to achieve capital appreciation, or will invest in cash or cash equivalents in order to attempt to preserve capital during market downturns. When allocated to U.S. equities, the Fund will seek leveraged exposure of its net assets through investments in derivatives, such as swaps, in order to achieve enhanced returns.

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2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the NYSE Arca (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities and swap contracts are fair valued as determined by Rafferty under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides a valuation that in the judgment of Rafferty does not represent fair value; or d) the Fund or Rafferty believes the market price is stale.

b) Swap Contracts – The Direxion HCM Tactical Enhanced US ETF ("HCM") may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). HCM enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. HCM does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. HCM's obligations are accrued daily and offset by any amounts owed to HCM.

In a "long" equity swap agreement, the counterparty will generally agree to pay HCM the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. HCM will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by HCM on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay HCM interest. These swap contracts do not include the delivery of securities by HCM to the counterparty. The net amount of the excess, if any, of the HCM's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by HCM's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by HCM on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

HCM may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to HCM on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which HCM will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. HCM will typically enter into equity swap agreements to obtain leverage in order to meet its investment objectives.

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Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815, "Derivatives and Hedging", to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statements of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statements of Operations.

For financial reporting purposes, HCM elects to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of April 30, 2024, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following table.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at April 30, 2024 is detailed in the following table. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Goldman Sachs

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion HCM Tactical Enhanced US ETF	$2,160,266	$2,028,665	$131,601[1]	$—	$2,028,665	$—	$2,028,665[1]	$—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.
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c) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) was invested in futures contracts as of the period ended April 30, 2024.

d) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended April 30, 2024.

e) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

f) Foreign Currency Translation – The accounting records of the Funds are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the Funds after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The Funds do not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

g) Basis for Consolidation – The Direxion Auspice Broad Commodity Strategy ETF may invest up to 25% of its total assets in the BCS Fund. The BCS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Auspice Broad Commodity Strategy ETF. The BCS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Auspice Broad Commodity Strategy ETF consistent with the Fund's investment objectives and policies specified in its prospectus and statement of additional information and within the limitation of the U.S. federal tax requirements applicable to regulated investment companies. As of April 30, 2024, the net assets of the Direxion Auspice Broad Commodity Strategy ETF were $269,429,441 of which $36,578,655, or approximately 13.6%, represented the Direxion Auspice Broad Commodity Strategy ETF's ownership of all issued shares and voting rights of the BCS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

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h) Risks of Investing Commodity-Linked Derivatives – The Direxion Auspice Broad Commodity Strategy ETF, through its investment in its respective subsidiary, may hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. The Direxion Auspice Broad Commodity Strategy ETF held commodity-linked derivatives during the period ended April 30, 2024.

i) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

j) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of April 30, 2024, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

As of April 30, 2024, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Hydrogen ETF	$1,226,385	$909,093	$386,145	$1,295,238
Direxion Moonshot Innovators ETF	5,264,109	5,185,676	472,024	5,657,700
Direxion NASDAQ-100® Equal Weighted Index Shares	15,612,285	8,620,489	7,350,120	15,970,609

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k) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. No Funds paid this excise tax during the period ended April 30, 2024.

l) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For additional discussion on expenses, refer to Note 6.

m) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

n) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

o) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended April 30, 2024 and October 31, 2023 are presented in the following table. The tax character of distributions to shareholders made during the periods may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Period Ended April 30, 2024 (Unaudited)			Year/Period Ended October 31, 2023
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$4,376,908	$—	$—	$16,320,544	$—	$351,964
Direxion HCM Tactical Enhanced US ETF[1]	1,368,795	—	—	422,676	—	—
Direxion Hydrogen ETF	149,042	—	—	363,478	—	—
Direxion Moonshot Innovators ETF	123,460	—	—	392,520	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	5,806,028	—	—	5,738,780	—	—
Direxion Work From Home ETF	212,138	—	—	89,807	—	—

1  Commenced operations June 22, 2023.

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At October 31, 2023, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$(2,905,196)	$—	$—	$(3,158)	$(2,908,354)
Direxion HCM Tactical Enhanced US ETF	(13,238,040)	259,444	—	(563,301)	(13,541,897)
Direxion Hydrogen ETF	(17,890,272)	50,244	—	(7,402,855)	(25,242,883)
Direxion Moonshot Innovators ETF	(21,186,218)	40,969	—	(123,009,236)	(144,154,485)
Direxion NASDAQ-100® Equal Weighted Index Shares	(129,038,536)	278,595	—	(23,672,619)	(152,432,560)
Direxion Work From Home ETF	(8,366,063)	37,467	—	(13,670,184)	(21,998,780)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover and organizational costs.

At April 30, 2024, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$261,174,761	$—	$—	$—
Direxion HCM Tactical Enhanced US ETF	251,060,593	26,638,606	(4,005,382)	22,633,224
Direxion Hydrogen ETF	35,583,708	2,120,897	(16,368,731)	(14,247,834)
Direxion Moonshot Innovators ETF	43,105,723	2,683,253	(18,876,652)	(16,193,399)
Direxion NASDAQ-100® Equal Weighted Index Shares	1,170,120,379	89,763,020	(77,772,319)	11,990,701
Direxion Work From Home ETF	29,576,154	5,060,174	(8,476,313)	(3,416,139)

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2023.

At October 31, 2023, the Funds deferred, on a tax basis, no qualified late year losses.

Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2023, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—
Direxion HCM Tactical Enhanced US ETF	—	563,301	—
Direxion Hydrogen ETF	—	2,503,923	4,898,932
Direxion Moonshot Innovators ETF	—	61,946,723	61,062,513
Direxion NASDAQ-100® Equal Weighted Index Shares	—	14,415,027	9,257,592
Direxion Work From Home ETF	—	5,139,863	8,530,321

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from

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unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2024, open U.S. Federal and state income tax years include the tax years ended October 31, 2021 through October 31, 2023. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." The number of shares in a Creation Unit for each respective Fund is as follows:

Fund	Number of shares per Creation Unit
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	50,000	shares
Direxion HCM Tactical Enhanced US ETF	25,000	shares
Direxion Hydrogen ETF	50,000	shares
Direxion Moonshot Innovators ETF	25,000	shares
Direxion NASDAQ-100® Equal Weighted Index Shares	50,000	shares
Direxion Work From Home ETF	25,000	shares

Creation Units of the Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended April 30, 2024. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$—	$—
Direxion HCM Tactical Enhanced US ETF	157,305,149	18,849,889	59,747,331	2,167,995
Direxion Hydrogen ETF	3,963,330	4,498,581	—	4,490,093
Direxion Moonshot Innovators ETF	8,731,264	8,711,390	2,303,816	6,073,062
Direxion NASDAQ-100® Equal Weighted Index Shares	207,996,630	208,498,850	514,743,558	281,228,651
Direxion Work From Home ETF	6,613,150	6,624,370	—	5,531,157

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended April 30, 2024.

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6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between each Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser an investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.50%
Direxion HCM Tactical Enhanced US ETF	1.05%
Direxion Hydrogen ETF	0.40%
Direxion Moonshot Innovators ETF	0.60%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion Work From Home ETF	0.40%

Additionally, the Trust has entered into a Management Services Agreement with Rafferty. Under the Management Services Agreement, the Trust pays Rafferty management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates Rafferty for performing certain management, administration and compliance functions related to the Trust.

The below Funds have entered into an Operating Services Agreement. Under the Operating Services Agreement, Rafferty will pay all the expenses (with certain exceptions such as management fees, Rule 12b-1 fees and swap financing and related costs) of the Funds in exchange for a fee calculated based on the following rates multiplied by the respective average daily net assets of each Fund.

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.20%
Direxion Hydrogen ETF	0.05%
Direxion Moonshot Innovators ETF	0.05%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.05%
Direxion Work From Home ETF	0.05%

The Adviser and Subadviser have entered into a sub-advisory agreement effective through September 1, 2024. Under the sub-advisory agreement, the Adviser pays the Subadviser out of its investment advisory fees.

The Direxion HCM Tactical Enhanced US ETF is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Fund's operating expenses to the extent that they exceed 1.15% multiplied by the Fund's average daily net assets at least until September 1, 2024. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2024	October 31, 2025	October 31, 2026	April 30, 2027	Recoupment Amount
Direxion HCM Tactical Enhanced US ETF	$—	$929,429	$—	$—	$484,216	$929,429	$1,413,645

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of April 30, 2024, is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

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7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at April 30, 2024:

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Common Stocks	Short Term Investments	Futures Contracts*	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$261,174,761	$551,999	$—	$—
Direxion HCM Tactical Enhanced US ETF	217,786,883	55,906,934	—	2,160,266	(2,028,665)
Direxion Hydrogen ETF	20,337,764	998,110	—	—	—
Direxion Moonshot Innovators ETF	21,688,910	5,223,414	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	1,171,782,989	10,328,091	—	—	—
Direxion Work From Home ETF	26,048,414	111,601	—	—	—

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Futures contracts and total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Funds or any transfers between levels during the period ended April 30, 2024.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2024, certain

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Funds were invested in futures contracts. At April 30, 2024, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Total
Direxion HCM Tactical Enhanced US ETF	$2,160,266	$2,160,266
Futures Contracts* Fund	Commodity Risk	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$551,999	$551,999
	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Total
Direxion HCM Tactical Enhanced US ETF	$2,028,665	$2,028,665

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

*  Cumulative appreciation(depreciation) of futures contracts as reported in the Schedule of Investments.

  Only current day's variation margin, if any, is reported in the Statements of Assets and Liabilities.

Transactions in derivative instruments during the period ended April 30, 2024, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Commodity Risk	Equity Risk	Commodity Risk
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Futures Contracts	$—	$(6,329,030)	$—	$3,457,195
Direxion HCM Tactical Enhanced US ETF	Swap Contracts	16,525,234	—	131,601	—

1  Statements of Operations location: Net realized gain (loss) on swap and futures contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap and futures contracts.

For the period ended April 30, 2024, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Futures Contracts	Long Total Return Swap Contracts
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$141,301,350	$—
Direxion HCM Tactical Enhanced US ETF	—	176,825,112

The Funds utilize this volume of derivatives in order to meet the investment objectives of each respective Fund.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its

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obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

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Currency Exchange Rate Risk – Changes in foreign currency exchange rates will affect the value of the Fund's investments in securities denominated in a country's currency. Generally, when the U.S. Dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. Dollars. Devaluation of a currency by a country's government or banking authority also will have a significant impact on the value of any investments denominated in that currency. If the Fund is exposed to a limited number of currencies, any change in the value of these currencies could have a material impact on the Fund's net asset value.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

10.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On June 24, 2024, certain Funds declared income distributions with an ex-date of June 25, 2024 and payable date of July 2, 2024. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$0.32511
Direxion HCM Tactical Enhanced US ETF	0.06236
Direxion Hydrogen ETF	0.08017
Direxion Moonshot Innovators ETF	0.02973
Direxion NASDAQ-100® Equal Weighted Index Shares	0.17959
Direxion Work From Home ETF	0.14215

The Board of Trustees of the Trust has determined, upon the recommendation of the Adviser, that it is in the best interests of each Fund and its shareholders to liquidate and terminate the Direxion Hydrogen ETF and Direxion Moonshot Innovators ETF ("Liquidating Funds"). The Liquidating Funds will be closed to purchases by investors as of the close of regular trading on the NYSE on July 19, 2024. In order to pursue an orderly liquidation, each of the Liquidating Fund's assets will be converted to cash or cash equivalents and, as a result, each of the Liquidating Funds will no longer pursue its stated investment objectives after the close of trading on June 21, 2024. The Liquidating Funds will be liquidated on July 30, 2024 (the "Liquidation Date"). After the Liquidation Date, any shareholder who has not redeemed shares of the Fund prior to the Liquidation Date will receive a payment representing the shareholder's proportionate interest in the net assets of the Fund as of the Liquidation Date.

DIREXION SEMI-ANNUAL REPORT
47

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION SEMI-ANNUAL REPORT
48

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 56	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	109	None.
Angela Brickl(2) Age: 48	Trustee	Lifetime of Trust until removal or resignation; Since 2022	President, Rafferty Asset Management, LLC since September 2022; Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	109	None.

(1)  Mr. O'Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.

(2)  Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 81 of the 101 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
49

Direxion Shares ETF Trust

Trustees and Officers

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Board Advisor, University Common Real Estate, since 2012; Member, Kendrick LLC, since 2006; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	109	None.
Kathleen M. Berkery Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager – Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 – 2021.	109	None.
Carlyle Peake Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	109	None.
Mary Jo Collins Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Receiver of Taxes, Town of North Homestead, since January 2024; Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020-2022; Director, Royal Bank of Canada, 2014 – 2020; Trustee, Village of Flower Hill, 2020.	109	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 81 of the 101 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
50

Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl(1) Age: 48	President	Since 2022
			President, Rafferty Asset Management, LLC, from September 2022; Chief Operating Officer, Rafferty Asset Management, LLC, May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	N/A	N/A
Todd Sherman Age: 43	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012 – 2018.	N/A	N/A
Patrick J. Rudnick Age: 50	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 35	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, Since October 2015.	N/A	N/A

(1)  Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 81 of the 101 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
51

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Alyssa Sherman Age: 35	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 81 of the 101 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT
52

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53

SEMI–ANNUAL REPORT APRIL 30, 2024

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Advisers

Rafferty Asset Management, LLC
Direxion Advisors, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' websites or by calling (800) 851-8511 or (833) 547-4417.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2024

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxion.com

1X BEAR FUNDS

Direxion Daily S&P 500® Bear 1X Shares

Direxion Daily AAPL Bear 1X Shares

Direxion Daily AMZN Bear 1X Shares

Direxion Daily GOOGL Bear 1X Shares

Direxion Daily MSFT Bear 1X Shares

Direxion Daily NVDA Bear 1X Shares

Direxion Daily TSLA Bear 1X Shares

Direxion Daily Concentrated Qs Bear 1X Shares

2X BULL FUNDS	2X BEAR FUNDS
Direxion Daily AAPL Bull 2X Shares
(formerly Direxion Daily AAPL Bull 1.5X Shares)
Direxion Daily AMZN Bull 2X Shares
(formerly Direxion Daily AMZN Bull 1.5X Shares)
Direxion Daily GOOGL Bull 2X Shares
(formerly Direxion Daily GOOGL Bull 1.5X Shares)
Direxion Daily MSFT Bull 2X Shares
(formerly Direxion Daily MSFT Bull 1.5X Shares)
Direxion Daily NVDA Bull 2X Shares
(formerly Direxion Daily NVDA Bull 1.5X Shares)
Direxion Daily TSLA Bull 2X Shares
(formerly Direxion Daily TSLA Bull 1.5X Shares)
Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares
Direxion Daily MSCI India Bull 2X Shares
Direxion Daily Cloud Computing Bull 2X Shares
Direxion Daily Concentrated Qs Bull 2X Shares
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
Direxion Daily Energy Bull 2X Shares	Direxion Daily Energy Bear 2X Shares
Direxion Daily Global Clean Energy Bull 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily NYSE FANG+ Bull 2X Shares
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Direxion Daily Travel & Vacation Bull 2X Shares

Letter to Shareholders	4
Expense Example	17
Allocation of Portfolio Holdings	20
Schedules of Investments	21
Statements of Assets and Liabilities	66
Statements of Operations	75
Statements of Changes in Net Assets	84
Financial Highlights	102
Notes to the Financial Statements	108
Supplemental Information	141
Board Review of Investment Advisory Agreement	142
Trustees and Officers	144

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Letter to Shareholders

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares ETF Trust exchange-traded funds (the "ETFs") covers the period from November 1, 2023 to April 30, 2024 (the "Semi-Annual Period").

Market Review:

The Semi-Annual Period began with pressure on equities as bond yields grew and inflation was top of mind for investors. Geopolitical tension also contributed to uncertainty in the markets; the Chinese economy's recovery lagged, the war in Ukraine continued, and the Israeli-Palestinian war began. Despite these headwinds, November 2023 experienced positive returns with the S&P 500 up 8.0%. In particular, rate-sensitive areas like real estate and tech had strong performance, while energy underperformed. The "Magnificent Seven" (Apple Inc., Alphabet Inc., Amazon.com, Inc., Meta Platforms, Inc., Microsoft Corporation, NVIDIA Corporation and Tesla, Inc.) rose to prominence during the Semi-Annual Period as tech rallied. 2023 ended on a bullish note, with all eleven sectors posting positive returns in December. Additionally, small caps had a standout month, with the Russell 2000 up 12.2% in December 2023. 2024 started on a mostly optimistic note for equity markets, although the momentum for small caps did not last. The February core consumer price index reading showed prices up 0.4% month-over-month but was still trending downward and far below its peak. Despite this higher-than-expected inflation, the U.S. economy remained resilient. Contrary to the beginning of the Semi-Annual Period, in March 2024, the energy sector outperformed, while tech underperformed and in April 2024, small caps ended the month in the red. At the end of the Semi-Annual Period, the geopolitical landscape remained rocky and persistent inflation remained a key issue.

After government bonds reached record highs, in November, yields began to decline, which continued through the end of the year, prompting a rally for the bond markets. All eyes were on the Federal Reserve during the Semi-Annual Period as they began to discuss the possibility of rate cuts in light of lower treasury yields, indicating a dovish pivot. Inflation began to ease, but remained at elevated levels that did not reach the Fed's 2% target. At the beginning of 2024, longer term treasury curves increased slightly. The Federal Reserve made no rate cuts by the end of the Semi-Annual Period, indicating the previously anticipated monetary easing would not happen as soon as expected, if at all. As a result of shifting expectations, 2-year and 10-year treasury yields rose in April.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Semi-Annual Period. The ETFs are leveraged, inverse, or inverse leveraged and seek daily investment results, before fees and expenses, of 200%, -100% or -200% of the performance of a particular benchmark. All ETF returns are NAV (net asset value) returns.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple, inverse, or inverse multiple of their respective benchmarks for periods longer than one day and the performance of the ETFs over longer periods may not correlate to their benchmarks' performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with shorting and/or the use of leverage, the consequences of seeking daily leveraged or inverse investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs"), attempt to provide investment results that correlate to 200%, before fees and expenses, of the daily performance of a benchmark index, meaning the Bull Funds attempt to move in the same direction as their respective target benchmark index.

The Funds with the word "Bear" in their name (the "Bear ETFs"), attempt to provide investment results that correlate to -100% or -200%, before fees and expenses, of the daily performance of a benchmark index, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target benchmark index.

DIREXION SEMI-ANNUAL REPORT
4

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser"), relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each leveraged ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each 200% or -200% ETF seeks daily investment results (before fees and expenses) of either 200% (for the Bull ETFs) or -200% (for the 2X Bear ETFs) of the daily performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of SOFR plus or minus a spread and a Bear ETF receives SOFR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

DIREXION SEMI-ANNUAL REPORT
5

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Bear ETFs are negatively impacted as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily CSI 300 China A Share Bull 2X Shares seeks to provide 200% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Semi-Annual Period, the CSI 300 Index returned 1.32%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily CSI 300 China A Share Bull 2X Shares returned -1.11%, while the model indicated an expected return 1.05%.

The Direxion Daily CSI China Internet Index Bull 2X Shares seeks to provide 200% of the daily return of the CSI Overseas China Internet Index. The CSI Overseas China Internet Index is provided by China Securities Index Co., LTD. The index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the internet and internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods produced or sold, or services performed in mainland China. The index provider then removes securities that during the past year had a daily average trading value of less than $500,000 or a daily average market capitalization of less than $500 million. For the Semi-Annual Period, the CSI Overseas China Internet Index returned 9.19%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily CSI China Internet Index Bull 2X Shares returned 8.53%, while the model indicated an expected return of 13.29%.

The Direxion Daily S&P 500® Bull 2X Shares and the Direxion Daily S&P 500® Bear 1X Shares seek to provide 200% and -100% of the daily return of the S&P 500® Index, respectively. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted market capitalization-weighted index. For the Semi-Annual Period, the S&P 500® Index returned 19.72%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 2X Shares returned 40.61%, while the model indicated an expected return of 42.40%. The Direxion Daily S&P 500® Bear 1X Shares returned -13.91%, while the model indicated an expected return of -17.02%.

The Direxion Daily Concentrated Qs Bull 2X Shares and the Direxion Daily Concentrated Qs Bear 1X Shares seek to provide 200% and -100% of the daily return of the Indxx Front of the Q Index, respectively. The Indxx Front of the Q Index is provided by Indxx, LLC and is designed to track the performance of the seven largest NASDAQ listed companies. From March 7, 2024 (the inception date of the Funds) through April 30, 2024, the Indxx Front of the Q Index returned -1.41%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index

DIREXION SEMI-ANNUAL REPORT
6

alone should not generate expectations of annual performance of the ETFs. Since inception, the Direxion Daily Concentrated Qs Bull 2X Shares returned 0.06%, while the model indicated an expected return of -3.54%. Since inception, the Direxion Daily Concentrated Qs Bear 1X Shares returned -0.29%, while the model indicated an expected return of 0.66%.

The Direxion Daily MSCI Brazil Bull 2X Shares seeks to provide 200% of the daily return of the MSCI Brazil 25/50 Index. The MSCI Brazil 25/50 Index is designed to measure the performance of the large- and mid-capitalization segments of the Brazilian equity market, covering approximately 85% of the free float-adjusted market capitalization of Brazilian issuers. For the Semi-Annual Period, the MSCI Brazil 25/50 Index returned 4.86%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily MSCI Brazil Bull 2X Shares returned 10.47%, while the model indicated an expected return of 7.69%.

The Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares seeks to provide 200% of the daily return of the MSCI Emerging Markets ex China Index. The MSCI Emerging Markets ex China Index is designed to capture the large- and mid-capitalization securities across 23 of the 24 emerging markets (with the exception of China) as defined by MSCI Inc. The Index is market cap weighted and covers approximately 85% of the free float-adjusted market capitalization in each of the selected countries. From February 7, 2024 (the inception date of the Fund) through April 30, 2024, the MSCI Emerging Markets ex China Index returned 2.79%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. Since inception, the Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares returned 1.77%, while the model indicated an expected return of 3.93%.

The Direxion Daily MSCI India Bull 2X Shares seeks to provide 200% of the daily return of the MSCI India Index. The MSCI India Index is designed to measure the performance of the large- and mid-capitalization segments of the Indian equity market, covering approximately 85% of companies in the Indian equity universe. For the Semi-Annual Period, the MSCI India Index returned 20.62%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily MSCI India Bull 2X Shares returned 40.25%, while the model indicated an expected return of 44.44%.

The Direxion Daily Cloud Computing Bull 2X Shares seeks to provide 200% of the daily return of the Indxx USA Cloud Computing Index. The Indxx USA Cloud Computing Index is provided by Indxx, LLC and includes domestic companies that deliver cloud computing infrastructure, platforms, or services. The companies included in the Index are involved in the delivery of computing services – servers, storage, databases, networking, software, analytics, and more, over the internet, which is often referred to as the "Cloud." The Index Provider has defined cloud computing to include three themes: Infrastructure as a service; Platform as a service; and Software as a service. For the Semi-Annual Period, the Indxx USA Cloud Computing Index returned 14.21%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Cloud Computing Bull 2X Shares returned 20.66%, while the model indicated an expected return of 27.57%.

The Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares seeks to provide 200% of the daily return of the Indxx US Electric and Autonomous Vehicles Index. The Indxx US Electric and Autonomous Vehicles Index is designed to track the performance of electric and autonomous vehicles companies. The Index Provider defines electric and autonomous vehicles companies as those companies that derive at least 50% of their revenues from the following activities (or "sub-themes"): Manufacturers – companies that manufacture and sell electric or autonomous vehicles; Enablers – companies that build infrastructure or create technology for electric or autonomous vehicles, such as charging docks and batteries; and Software and Technology Services – companies that engage in the development of software and technology for electric or autonomous vehicles. For the Semi-Annual Period, the Indxx US Electric and Autonomous Vehicles Index returned -25.23%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. Since inception, the Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares returned -49.93%, while the model indicated an expected return of -37.58%.

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The Direxion Daily Energy Bull 2X Shares and the Direxion Daily Energy Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the Energy Select Sector Index. The Energy Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the energy sector which includes the following industries: oil, gas and consumable fuels; and energy equipment and services. For the Semi-Annual Period, the Energy Select Sector Index returned 12.08%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 2X Shares returned 19.04%, while the model indicated an expected return of 23.85%. The Direxion Daily Energy Bear 2X Shares returned -17.37%, while the model indicated an expected return of -23.72%.

The Direxion Daily Global Clean Energy Bull 2X Shares seeks to provide 200% of the daily return of the S&P Global Clean Energy Index. The S&P Global Clean Energy Index is designed to track the performance of companies from developed markets whose economic fortunes are tied to the global clean energy business. The Index has a target constituent count of 100 and is limited to those stocks traded on a developed market exchange that meet or exceed, at the time of inclusion, $300 million in total market capitalization, $100 million in float adjusted market capitalization, and $3 million average daily value traded over a six-month period. The Index is rebalanced semiannually. For the Semi-Annual Period, the S&P Global Clean Energy Index returned 4.36%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. Since inception, the Direxion Daily Global Clean Energy Bull 2X Shares returned -2.15%, while the model indicated an expected return of 5.93%.

The Direxion Daily Gold Miners Index Bull 2X Shares and the Direxion Daily Gold Miners Index Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the NYSE Arca Gold Miners Index. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the index at each rebalance date. The index may include small- and mid-capitalization companies and foreign issuers. For the Semi-Annual Period, the NYSE Arca Gold Miners Index returned 19.78%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Index Bull 2X Shares returned 31.95%, while the model indicated an expected return of 36.00%. The Direxion Daily Gold Miners Index Bear 2X Shares returned -36.50%, while the model indicated an expected return of -40.81%.

The Direxion Daily Junior Gold Miners Index Bull 2X Shares and the Direxion Daily Junior Gold Miners Index Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the MVIS Global Junior Gold Miners Index. The MVIS Global Junior Gold Miners Index tracks the performance of foreign and domestic micro-, small- and mid-capitalization companies that generate, or demonstrate the potential to generate, at least 50% of their revenues from, or have at least 50% of their assets related to, gold mining and/or silver mining, hold real property or have mining projects that have the potential to produce at least 50% of the company's revenue from gold or silver mining when developed, or primarily invest in gold or silver. For the Semi-Annual Period, the MVIS Global Junior Gold Miners Index returned 21.73%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 2X Shares returned 34.89%, while the model indicated an expected return of 38.87%. The Direxion Daily Junior Gold Miners Index Bear 2X Shares returned -40.95%, while the model indicated an expected return of -44.71%.

The Direxion Daily NYSE FANG+ Bull 2X Shares (the "FANG ETF") seeks to provide 200% of the daily return of the NYSE FANG+ Index. The NYSE FANG+ Index is an equal-dollar weighted Index designed to track the performance of 10 highly-traded growth stocks of technology and tech-enabled companies. The Index is comprised of the securities of U.S.-listed companies that ICE Data Indices, LLC (the "Index Provider") has identified as FANG+ companies, which are comprised of six FAANMG companies and four non-FAANMG companies. The Index Provider defines FAANMG as Meta Platforms Inc. (META), Apple Inc. (AAPL), Amazon.com Inc. (AMZN), Netflix Inc. (NFLX), Microsoft Corp. (MSFT), and Alphabet Inc. Class A (GOOGL). The Index is reconstituted quarterly. For the Semi-Annual Period, the NYSE FANG+ Index returned 31.04%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the

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index alone should not generate expectations of annual performance of the ETF. The FANG ETF returned 68.63%, while the model indicated an expected return of 67.60%.

The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares seeks to provide 200% of the daily return of the Indxx Global Robotics & Artificial Intelligence Thematic Index. The Indxx Global Robotics & Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments, as defined by the index provider, Indxx, LLC. Companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last 6 months greater than, or equal to, $2 million in order to be eligible for inclusion in the Index. For the Semi-Annual Period, the Indxx Global Robotics & Artificial Intelligence Thematic Index returned 29.37%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares returned 62.35%, while the model indicated an expected return of 63.65%.

The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares seek to provide 200% and -200%, respectively, of the daily return of the S&P Oil & Gas Exploration & Production Select Industry Index. The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. The index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards. For the Semi-Annual Period, the S&P Oil & Gas Exploration & Production Select Industry Index returned 5.95%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares returned 5.49%, while the model indicated an expected return of 9.69%. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares returned -9.98%, while the model indicated an expected return of -16.84%.

The Direxion Daily Travel & Vacation Bull 2X Shares seeks to provide 200% of the daily return of the BlueStar® Travel and Vacation Index. The BlueStar® Travel and Vacation Index is provided by MV Index Solutions GmbH and is comprised of U.S. listed stocks, including depository receipts, of companies that are "Travel and Vacation" companies, as defined by the Index Provider. To be eligible for inclusion in the Index, a company must either (a) derive 25% or more of its revenue from, or devote 25% or more of its annual budget to, operating theme parks and/or hotels or (b) derive 50% or more of its revenue from, or devote 50% or more of its annual budget to the following activities: 1. Hotel accommodations; 2. Commercial airlines; 3. Casino resorts; 4. Hotel time shares; 5. Ski resorts; 6. Cruises; 7. Hotel real estate investment trusts; 8. Performing arts centers; 9. Online travel and event booking; 10. Specialty travel and experiences (such as outer space passenger travel), and/or 11. Operation of theme parks. For the Semi-Annual Period, the BlueStar® Travel and Vacation Index returned 24.60%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Travel & Vacation Bull 2X Shares returned 46.07%, while the model indicated an expected return of 52.83%.

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Noltner
Principal Executive Officer	Principal Financial Officer

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An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

*Basis Point: One hundredth of 1 percentage point.

*Consumer Price Index (CPI): CPI measures the monthly change in prices paid by U.S. consumers.

*Yield Curve: The yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

*S&P 500® Index: The S&P 500 Index, or Standard & Poor's 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

*NASDAQ-100® Index: The Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization.

Leveraged and Inverse ETFs pursue daily leveraged investment objectives which means they are riskier than alternatives which do not use leverage. They seek daily goals and should not be expected to track the underlying index over periods longer than one day. They are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk and who actively manage their investments. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, Fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

SOFR (Secured Overnight Financing Rate) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to; provide returns which are the inverse or a multiple of the return of their respective underlying index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read each ETF's prospectus.

The views of this letter were those of the Adviser as of April 30, 2024 and may not necessarily reflect its views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

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Letter to Single Stock Shareholders

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares ETF Trust exchange-traded funds (the "ETFs") covers the period from November 1, 2023 to April 30, 2024 (the "Semi-Annual Period").

Market Review:

The Semi-Annual Period began with pressure on equities as bond yields grew and inflation was top of mind for investors. Geopolitical tension also contributed to uncertainty in the markets; the Chinese economy's recovery lagged, the war in Ukraine continued, and the Israeli-Palestinian war began. Despite these headwinds, November 2023 experienced positive returns with the S&P 500 up 8.0%. In particular, rate-sensitive areas like real estate and tech had strong performance, while energy underperformed. The "Magnificent Seven" (Apple Inc., Alphabet Inc., Amazon.com, Inc., Meta Platforms, Inc., Microsoft Corporation, NVIDIA Corporation and Tesla, Inc.) rose to prominence during the Semi-Annual Period as tech rallied. 2023 ended on a bullish note, with all eleven sectors posting positive returns in December. Additionally, small caps had a standout month, with the Russell 2000 up 12.2% in December 2023. 2024 started on a mostly optimistic note for equity markets, although the momentum for small caps did not last. The February core consumer price index reading showed prices up 0.4% month-over-month but was still trending downward and far below its peak. Despite this higher-than-expected inflation, the U.S. economy remained resilient. Contrary to the beginning of the Semi-Annual Period, in March 2024, the energy sector outperformed, while tech underperformed and in April 2024, small caps ended the month in the red. At the end of the Semi-Annual Period, the geopolitical landscape remained rocky and persistent inflation remained a key issue.

After government bonds reached record highs, in November, yields began to decline, which continued through the end of the year, prompting a rally for the bond markets. All eyes were on the Federal Reserve during the Semi-Annual Period as they began to discuss the possibility of rate cuts in light of lower treasury yields, indicating a dovish pivot. Inflation began to ease, but remained at elevated levels that did not reach the Fed's 2% target. At the beginning of 2024, longer term treasury curves increased slightly. The Federal Reserve made no rate cuts by the end of the Semi-Annual Period, indicating the previously anticipated monetary easing would not happen as soon as expected, if at all. As a result of shifting expectations, 2-year and 10-year treasury yields rose in April.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Semi-Annual Period. The ETFs are leveraged or inverse and seek daily investment results, before fees and expenses, of 200% or -100% (opposite or inverse) of the performance of a particular security. All ETF returns are NAV (net asset value) returns.

The ETFs, as stated above, seek daily investment results. They do not seek to track the inverse or a multiple of their respective underlying security for periods of longer than one day, and the performance of the ETFs over longer periods may not correlate to their underlying security's performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with shorting and/or the use of leverage, the consequences of seeking daily investment results and intend to actively monitor and manage their investments.

Effective April 2, 2024, the ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 200%, before fees and expenses, of the daily performance of an underlying security, meaning the Bull Funds attempt to move in the same direction as their respective target underlying security. Prior to April 2, 2024, the Bull ETFs attempted to provide investment results that correlated to 150%, before fees and expenses, of the daily performance of an underlying security.

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The Funds with the word "Bear" in their name (the "Bear ETFs") attempt to provide investment results that correlate to -100%, before fees and expenses, of the daily performance of an underlying security, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target underlying security.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser"), relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the underlying security will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each leveraged ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objective, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of a particular underlying security, a comparison of the return of the ETF to the relevant common shares of the underlying security tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the respective underlying security. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying volatility.

Factors Affecting the ETFs' Performance:

Benchmark Performance – The daily performance of each ETF's underlying security, and the factors and market conditions implicitly affecting that underlying security, are the primary factors driving ETF performance. Given the daily goals, the series of daily underlying security returns are most important. The market conditions that affected the underlying security during the past year are described below.

Leverage – Each Bull ETF seeks daily investment results (before fees and expenses) of 200% of the performance of its respective underlying security. Prior to April 2, 2024, each Bull ETF sought daily investment results (before fees and expenses) of 150% of the performance of its respective underlying security. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of a particular underlying security. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the particular underlying security. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

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Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of SOFR plus or minus a spread and a Bear ETF receives SOFR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally, for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive effect on tracking. An increase in interest rates, which affects the cost of financing, will further impact an ETF's performance and ability to track its underlying security.

Equity Dividends and Bond Interest – Bull ETFs are positively impacted by equity and common shares dividends as the ETFs receive those payments. Bear ETFs are negatively impacted as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily AAPL Bull 2X Shares and the Direxion Daily AAPL Bear 1X Shares seek daily investment results, before fees and expenses, of 200% or -100%, respectively, of the performance of the common shares of Apple Inc. (NASDAQ: AAPL). Apple Inc. designs, manufactures, and markets smartphones, personal computers, tablets, wearables, and accessories worldwide. It also sells various related services. For the Semi-Annual Period, the common shares of Apple Inc. returned -1.84%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. From November 1, 2023 through April 1, 2024, the Direxion Daily AAPL Bull 2X Shares (formerly, the Direxion Daily AAPL Bull 1.5X Shares) returned -6.06%, while the model indicated an expected return of -3.53%. From April 2, 2024 through April 30, 2024, the Direxion Daily AAPL Bull 2X Shares returned 0.47%, while the model indicated an expected return of 1.16%. The Direxion Daily AAPL Bear 1X Shares returned 2.26%, while the model indicated an expected return of -0.04%.

The Direxion Daily AMZN Bull 2X Shares and the Direxion Daily AMZN Bear 1X Shares seek daily investment results, before fees and expenses, of 200% or -100%, respectively, of the performance of the common shares of Amazon.com, Inc. (NASDAQ: AMZN). Amazon.com, Inc. engages in the retail sale of consumer products and subscriptions in North America and internationally. The company operates through three segments: North America, International, and Amazon Web Services. For the Semi-Annual Period, the common shares of Amazon.com, Inc. returned 27.74%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. From November 1, 2023 through April 1, 2024, the Direxion Daily AMZN Bull 2X Shares (formerly, the Direxion Daily AMZN Bull 1.5X Shares) returned 46.47%, while the model indicated an expected return of 50.55%. From April 2, 2024 through April 30, 2024, the Direxion Daily AMZN Bull 2X Shares returned -7.62%, while the model indicated an expected return of -4.90%. The Direxion Daily AMZN Bear 1X Shares returned -20.83%, while the model indicated an expected return of -23.97%.

The Direxion Daily GOOGL Bull 2X Shares and the Direxion Daily GOOGL Bear 1X Shares seek daily investment results, before fees and expenses, of 200% or -100%, respectively, of the performance of the class A shares of Alphabet Inc. (NASDAQ: GOOGL). Alphabet Inc. provides online advertising services in the United States, Europe, the Middle East, Africa, the Asia-Pacific, Canada, and Latin America. For the Semi-Annual Period, the common shares of Alphabet Inc. returned 28.73%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. From November 1, 2023 through April 1, 2024, the Direxion Daily GOOGL Bull 2X Shares (formerly, the Direxion Daily GOOGL Bull 1.5X Shares) returned 31.26% while the model indicated an expected return of 34.95%. From April 2, 2024 through April 30, 2024, the Direxion Daily GOOGL Bull 2X Shares returned 8.54% while the model indicated an expected return of 7.52%. The Direxion Daily GOOGL Bear 1X Shares returned -22.50%, while the model indicated an expected return of -25.56%.

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The Direxion Daily MSFT Bull 2X Shares and the Direxion Daily MSFT Bear 1X Shares seek daily investment results, before fees and expenses, of 200% or -100%, respectively, of the performance of the common shares of Microsoft Corporation (NASDAQ: MSFT). Microsoft Corporation develops, licenses, and supports software, services, devices, and solutions worldwide. For the Semi-Annual Period, the common shares of Microsoft Corporation returned 12.94%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. From November 1, 2023 through April 1, 2024, the Direxion Daily MSFT Bull 2X Shares (formerly, Direxion Daily MSFT Bull 1.5X Shares) returned 32.67%, while the model indicated an expected return of 35.98%. From April 2, 2024 through April 30, 2024, the Direxion Daily MSFT Bull 2X Shares returned -15.68%, while the model indicated an expected return of -11.35%. The Direxion Daily MSFT Bear 1X Shares returned -9.36%, while the model indicated an expected return of -13.01%.

The Direxion Daily NVDA Bull 2X Shares and the Direxion Daily NVDA Bear 1X Shares seek daily investment results, before fees and expenses, of 200% or -100%, respectively, of the performance of the common shares of NVIDIA Corporation (NASDAQ: NVDA). NVIDIA Corporation operates as a visual computing company worldwide. It operates in two segments, graphics and compute and networking. For the Semi-Annual Period, the common shares of NVIDIA Corporation returned 104.17%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. From November 1, 2023 through April 1, 2024, the Direxion Daily NVDA Bull 2X Shares (formerly, the Direxion Daily NVDA Bull 1.5X Shares) returned 195.69%, while the model indicated an expected return of 203.50% From April 2, 2024 through April 30, 2024, the Direxion Daily NVDA Bull 2X Shares returned -10.31%, while the model indicated an expected return of -6.09%. The Direxion Daily NVDA Bear 1X Shares returned -54.13%, while the model indicated an expected return of -56.09%.

The Direxion Daily TSLA Bull 2X Shares and the Direxion Daily TSLA Bear 1X Shares seek daily investment results, before fees and expenses, of 200% or -100%, respectively, of the performance of the common shares of Tesla, Inc. (NASDAQ: TSLA). Tesla, Inc. designs, manufactures and sells electric vehicles and electric vehicle powertrain components. For the Semi-Annual Period, the common shares of Tesla, Inc. returned -10.88%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the common shares alone should not generate expectations of annual performance of the ETFs. From November 1, 2023 through April 1, 2024, the Direxion Daily TSLA Bull 2X Shares (formerly, the Direxion Daily TSLA Bull 1.5X Shares) returned -26.05%, while the model indicated an expected return of -23.80%. From April 2, 2024 through April 30, 2024, the Direxion Daily TSLA Bull 2X Shares returned 14.04%, while the model indicated an expected return of 13.21%. The Direxion Daily TSLA Bear 1X Shares returned 1.42%, while the model indicated an expected return of -2.48%.

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Noltner
Principal Executive Officer	Principal Financial Officer

DIREXION SEMI-ANNUAL REPORT
14

Investing in the funds involves a high degree of risk. Unlike traditional ETFs, or even other leveraged and/or inverse ETFs, these leveraged and/or inverse single-stock ETFs track the price of a single stock rather than an index, eliminating the benefits of diversification. Leveraged and inverse ETFs pursue daily leveraged investment objectives, which means they are riskier than alternatives which do not use leverage. They seek daily goals and should not be expected to track the underlying stock's performance over periods longer than one day. They are not suitable for all investors and should be utilized only by investors who understand leverage risk and who actively manage their investments. The Funds will lose money if the underlying stock's performance is flat, and it is possible that the Bull Fund will lose money even if the underlying stock's performance increases, and the Bear Fund will lose money even if the underlying stock's performance decreases, over a period longer than a single day. An investor could lose the full principal value of his or her investment in a single day.

*Basis Point: One hundredth of 1 percentage point.

*Consumer Price Index (CPI): CPI measures the monthly change in prices paid by U.S. consumers.

*Yield Curve: The yield curve is a line that plots yields (interest rates) of bonds having equal credit quality but differing maturity dates. The slope of the yield curve gives an idea of future interest rate changes and economic activity.

*S&P 500® Index: The S&P 500 Index, or Standard & Poor's 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

*NASDAQ-100® Index: The Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization.

*SOFR (Secured Overnight Financing Rate) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Funds' website at direxion.com.

Short-term performance, in particular, is not a good indication of a Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the Funds' prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

Direxion Shares ETF Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration that results from an ETF's investments in a particular industry, sector or company, which can increase volatility. The use of derivatives such as futures

DIREXION SEMI-ANNUAL REPORT
15

contracts and swaps are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to, provide returns which are the inverse or a multiple of the return of their respective underlying security for periods other than a single day. For other risks including leverage, correlation, daily compounding, market volatility and risks specific to an industry, sector, or company, please read each ETF's prospectus.

The views of this letter were those of the Adviser as of April 30, 2024, and may not necessarily reflect its views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION SEMI-ANNUAL REPORT
16

Expense Example (Unaudited)

April 30, 2024

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2023 to April 30, 2024).

Actual Expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2023 to April 30, 2024" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

April 30, 2024

	Annualized Expense Ratio	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period November 1, 2023 to April 30, 2024*
Direxion Daily S&P 500® Bear 1X Shares
Based on actual fund return	0.53%	$1,000.00	$860.90	$2.45
Based on hypothetical 5% return	0.53%	1,000.00	1,022.23	2.66
Direxion Daily AAPL Bear 1X Shares
Based on actual fund return	1.14%	1,000.00	1,022.60	5.73
Based on hypothetical 5% return	1.14%	1,000.00	1,019.19	5.72
Direxion Daily AMZN Bear 1X Shares
Based on actual fund return	0.96%	1,000.00	768.70	4.22
Based on hypothetical 5% return	0.96%	1,000.00	1,020.09	4.82
Direxion Daily GOOGL Bear 1X Shares
Based on actual fund return	0.96%	1,000.00	760.30	4.20
Based on hypothetical 5% return	0.96%	1,000.00	1,020.09	4.82

DIREXION SEMI-ANNUAL REPORT
17

Expense Example (Unaudited)

April 30, 2024

	Annualized Expense Ratio	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period November 1, 2023 to April 30, 2024*
Direxion Daily MSFT Bear 1X Shares
Based on actual fund return	0.97%	$1,000.00	$885.20	$4.55
Based on hypothetical 5% return	0.97%	1,000.00	1,020.04	4.87
Direxion Daily NVDA Bear 1X Shares
Based on actual fund return	0.99%	1,000.00	441.30	3.55
Based on hypothetical 5% return	0.99%	1,000.00	1,019.94	4.97
Direxion Daily TSLA Bear 1X Shares
Based on actual fund return	1.65%	1,000.00	990.30	8.17
Based on hypothetical 5% return	1.65%	1,000.00	1,016.66	8.27
Direxion Daily Concentrated Qs Bear 1X Shares[2]
Based on actual fund return	0.45%	1,000.00	997.10	0.68
Based on hypothetical 5% return	0.45%	1,000.00	1,006.84	0.68
Direxion Daily AAPL Bull 2X Shares
Based on actual fund return	1.06%	1,000.00	956.20	5.16
Based on hypothetical 5% return	1.06%	1,000.00	1,019.59	5.32
Direxion Daily AMZN Bull 2X Shares
Based on actual fund return	1.32%	1,000.00	1,407.40	7.90
Based on hypothetical 5% return	1.32%	1,000.00	1,018.30	6.62
Direxion Daily GOOGL Bull 2X Shares
Based on actual fund return	1.11%	1,000.00	1,447.30	6.75
Based on hypothetical 5% return	1.11%	1,000.00	1,019.34	5.57
Direxion Daily MSFT Bull 2X Shares
Based on actual fund return	1.18%	1,000.00	1,140.40	6.28
Based on hypothetical 5% return	1.18%	1,000.00	1,019.00	5.92
Direxion Daily NVDA Bull 2X Shares
Based on actual fund return	1.69%	1,000.00	2,744.50	15.73
Based on hypothetical 5% return	1.69%	1,000.00	1,016.46	8.47
Direxion Daily TSLA Bull 2X Shares
Based on actual fund return	0.96%	1,000.00	787.80	4.27
Based on hypothetical 5% return	0.96%	1,000.00	1,020.09	4.82
Direxion Daily CSI 300 China A Share Bull 2X Shares
Based on actual fund return	0.96%	1,000.00	988.90	4.75
Based on hypothetical 5% return	0.96%	1,000.00	1,020.09	4.82
Direxion Daily CSI China Internet Index Bull 2X Shares
Based on actual fund return	0.91%	1,000.00	1,085.30	4.72
Based on hypothetical 5% return	0.91%	1,000.00	1,020.34	4.57
Direxion Daily S&P 500® Bull 2X Shares
Based on actual fund return	0.84%	1,000.00	1,406.10	5.03
Based on hypothetical 5% return	0.84%	1,000.00	1,020.69	4.22
Direxion Daily MSCI Brazil Bull 2X Shares
Based on actual fund return	1.39%	1,000.00	1,104.70	7.27
Based on hypothetical 5% return	1.39%	1,000.00	1,017.95	6.97
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares[1]
Based on actual fund return	0.95%	1,000.00	1,017.70	2.20
Based on hypothetical 5% return	0.95%	1,000.00	1,009.29	2.19
Direxion Daily MSCI India Bull 2X Shares
Based on actual fund return	1.16%	1,000.00	1,402.50	6.93
Based on hypothetical 5% return	1.16%	1,000.00	1,019.09	5.82
Direxion Daily Cloud Computing Bull 2X Shares
Based on actual fund return	1.31%	1,000.00	1,206.60	7.19
Based on hypothetical 5% return	1.31%	1,000.00	1,018.35	6.57

DIREXION SEMI-ANNUAL REPORT
18

Expense Example (Unaudited)

April 30, 2024

	Annualized Expense Ratio	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period November 1, 2023 to April 30, 2024*
Direxion Daily Concentrated Qs Bull 2X Shares[2]
Based on actual fund return	0.95%	$1,000.00	$1,000.60	$1.43
Based on hypothetical 5% return	0.95%	1,000.00	1,006.09	1.43
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
Based on actual fund return	1.00%	1,000.00	500.70	3.73
Based on hypothetical 5% return	1.00%	1,000.00	1,019.89	5.02
Direxion Daily Energy Bull 2X Shares
Based on actual fund return	1.15%	1,000.00	1,190.40	6.26
Based on hypothetical 5% return	1.15%	1,000.00	1,019.14	5.77
Direxion Daily Energy Bear 2X Shares
Based on actual fund return	1.17%	1,000.00	826.30	5.31
Based on hypothetical 5% return	1.17%	1,000.00	1,019.04	5.87
Direxion Daily Global Clean Energy Bull 2X Shares
Based on actual fund return	1.04%	1,000.00	978.50	5.12
Based on hypothetical 5% return	1.04%	1,000.00	1,019.69	5.22
Direxion Daily Gold Miners Index Bull 2X Shares
Based on actual fund return	0.99%	1,000.00	1,319.50	5.71
Based on hypothetical 5% return	0.99%	1,000.00	1,019.94	4.97
Direxion Daily Gold Miners Index Bear 2X Shares
Based on actual fund return	1.49%	1,000.00	635.00	6.06
Based on hypothetical 5% return	1.49%	1,000.00	1,017.45	7.47
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Based on actual fund return	0.95%	1,000.00	1,348.90	5.55
Based on hypothetical 5% return	0.95%	1,000.00	1,020.14	4.77
Direxion Daily Junior Gold Miners Index Bear 2X Shares
Based on actual fund return	1.58%	1,000.00	590.50	6.25
Based on hypothetical 5% return	1.58%	1,000.00	1,017.01	7.92
Direxion Daily NYSE FANG+ Bull 2X Shares
Based on actual fund return	1.21%	1,000.00	1,686.30	8.08
Based on hypothetical 5% return	1.21%	1,000.00	1,018.85	6.07
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Based on actual fund return	1.37%	1,000.00	1,623.50	8.94
Based on hypothetical 5% return	1.37%	1,000.00	1,018.05	6.87
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Based on actual fund return	1.36%	1,000.00	1,054.90	6.95
Based on hypothetical 5% return	1.36%	1,000.00	1,018.10	6.82
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Based on actual fund return	1.15%	1,000.00	900.20	5.43
Based on hypothetical 5% return	1.15%	1,000.00	1,019.14	5.77
Direxion Daily Travel & Vacation Bull 2X Shares
Based on actual fund return	1.16%	1,000.00	1,460.70	7.10
Based on hypothetical 5% return	1.16%	1,000.00	1,019.09	5.82

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days (the number of days in the period of November 1, 2023 to April 30, 2024), then divided by 366.

1  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from February 7, 2024 (commencement of operations) to April 30, 2024, multiplied by 84 days (the number of days since commencement of operations to April 30, 2024), then divided by 366.

2  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period from March 7, 2024 (commencement of operations) to April 30, 2024, multiplied by 55 days (the number of days since commencement of operations to April 30, 2024), then divided by 366.

DIREXION SEMI-ANNUAL REPORT
19

Allocation of Portfolio Holdings (Unaudited)

April 30, 2024

	Cash*	Common Stocks	Investment Companies	Swaps	Total
Direxion Daily S&P 500® Bear 1X Shares	100%	—	—	0%**	100%
Direxion Daily AAPL Bear 1X Shares	88%	—	—	12%	100%
Direxion Daily AMZN Bear 1X Shares	99%	—	—	1%	100%
Direxion Daily GOOGL Bear 1X Shares	106%	—	—	(6)%	100%
Direxion Daily MSFT Bear 1X Shares	94%	—	—	6%	100%
Direxion Daily NVDA Bear 1X Shares	105%	—	—	(5)%	100%
Direxion Daily TSLA Bear 1X Shares	79%	—	—	21%	100%
Direxion Daily Concentrated Qs Bear 1X Shares	99%	—	—	1%	100%
Direxion Daily AAPL Bull 2X Shares	87%	21%	—	(8)%	100%
Direxion Daily AMZN Bull 2X Shares	93%	13%	—	(6)%	100%
Direxion Daily GOOGL Bull 2X Shares	84%	16%	—	0%**	100%
Direxion Daily MSFT Bull 2X Shares	88%	20%	—	(8)%	100%
Direxion Daily NVDA Bull 2X Shares	99%	6%	—	(5)%	100%
Direxion Daily TSLA Bull 2X Shares	101%	22%	—	(23)%	100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	47%	—	46%	7%	100%
Direxion Daily CSI China Internet Index Bull 2X Shares	41%	—	50%	9%	100%
Direxion Daily S&P 500® Bull 2X Shares	10%	84%	—	6%	100%
Direxion Daily MSCI Brazil Bull 2X Shares	56%	—	52%	(8)%	100%
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	33%	—	71%	(4)%	100%
Direxion Daily MSCI India Bull 2X Shares	42%	—	50%	8%	100%
Direxion Daily Cloud Computing Bull 2X Shares	22%	84%	—	(6)%	100%
Direxion Daily Concentrated Qs Bull 2X Shares	70%	36%	—	(6)%	100%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	34%	87%	—	(21)%	100%
Direxion Daily Energy Bull 2X Shares	21%	66%	—	13%	100%
Direxion Daily Energy Bear 2X Shares	109%	—	—	(9)%	100%
Direxion Daily Global Clean Energy Bull 2X Shares	16%	—	91%	(7)%	100%
Direxion Daily Gold Miners Index Bull 2X Shares	31%	—	51%	18%	100%
Direxion Daily Gold Miners Index Bear 2X Shares	104%	—	—	(4)%	100%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	44%	—	39%	17%	100%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	103%	—	—	(3)%	100%
Direxion Daily NYSE FANG+ Bull 2X Shares	52%	45%	—	3%	100%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	43%	—	51%	6%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	37%	47%	—	16%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	110%	—	—	(10)%	100%
Direxion Daily Travel & Vacation Bull 2X Shares	25%	78%	—	(3)%	100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION SEMI-ANNUAL REPORT
20

Direxion Daily S&P 500® Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 108.6%
Money Market Funds - 108.6%
160,537,901	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$160,537,901
25,223,410	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (a)	25,223,410
	TOTAL SHORT TERM INVESTMENTS (Cost $185,761,311) (b)	$185,761,311
	TOTAL INVESTMENTS (Cost $185,761,311) - 108.6%	$185,761,311
	Liabilities in Excess of Other Assets - (8.6)%	(14,633,984)
	TOTAL NET ASSETS - 100.0%	$171,127,327

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $36,392,175.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.4700% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	UBS Securities LLC	12/17/2024	11,364	$54,439,790	$(2,041,212)
5.7500% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Barclays	12/23/2024	22,619	115,992,307	2,600,627
					$170,432,097	$559,415

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
21

Direxion Daily AAPL Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 129.3%
Money Market Funds - 129.3%
29,681,213	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$29,681,213
1,959,419	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	1,959,419
4,585,005	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	4,585,005
	TOTAL SHORT TERM INVESTMENTS (Cost $36,225,637) (b)	$36,225,637
	TOTAL INVESTMENTS (Cost $36,225,637) - 129.3%	$36,225,637
	Liabilities in Excess of Other Assets - (29.3)%	(8,198,929)
	TOTAL NET ASSETS - 100.0%	$28,026,708

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,980,006.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
3.8200% representing 1 month SOFR rate + spread	Total return of common shares of Apple, Inc.	BNP Paribas	12/4/2024	40,482	$7,525,449	$716,559
5.3200% representing 1 month SOFR rate + spread	Total return of common shares of Apple, Inc.	Goldman Sachs	12/10/2024	37,576	7,226,616	973,140
3.8200% representing 1 month SOFR rate + spread	Total return of common shares of Apple, Inc.	Bank of America Merrill Lynch	12/11/2024	43,851	8,238,987	854,575
3.3200% representing 1 month SOFR rate + spread	Total return of common shares of Apple, Inc.	Citibank N.A.	12/19/2024	42,636	8,135,404	947,790
					$31,126,456	$3,492,064

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
22

Direxion Daily AMZN Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 53.4%
Money Market Funds - 53.4%
1,130,122	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$1,130,122
197,156	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	197,156
2,073,538	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	2,073,538
	TOTAL SHORT TERM INVESTMENTS (Cost $3,400,816) (b)	$3,400,816
	TOTAL INVESTMENTS (Cost $3,400,816) - 53.4%	$3,400,816
	Other Assets in Excess of Liabilities - 46.6%	2,973,143
	TOTAL NET ASSETS - 100.0%	$6,373,959

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,270,694.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.3200% representing 1 month SOFR rate + spread	Total return of common shares of Amazon.com, Inc.	Goldman Sachs	12/10/2024	4,694	$845,991	$28,282
3.8200% representing 1 month SOFR rate + spread	Total return of common shares of Amazon.com, Inc.	Bank of America Merrill Lynch	12/11/2024	4,501	770,676	(12,015)
3.3200% representing 1 month SOFR rate + spread	Total return of common shares of Amazon.com, Inc.	Citibank N.A.	12/19/2024	27,228	4,808,570	50,800
					$6,425,237	$67,067

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
23

Direxion Daily GOOGL Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 106.3%
Money Market Funds - 106.3%
1,933,218	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$1,933,218
418,946	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	418,946
747,377	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	747,377
	TOTAL SHORT TERM INVESTMENTS (Cost $3,099,541) (b)	$3,099,541
	TOTAL INVESTMENTS (Cost $3,099,541) - 106.3%	$3,099,541
	Liabilities in Excess of Other Assets - (6.3)%	(184,289)
	TOTAL NET ASSETS - 100.0%	$2,915,252

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,166,323.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
5.3200% representing 1 month SOFR rate + spread	Total return of common shares of Alphabet, Inc.	Goldman Sachs	12/10/2024	5,516	$816,209	$(76,406)
3.8200% representing 1 month SOFR rate + spread	Total return of common shares of Alphabet, Inc.	Bank of America Merrill Lynch	12/11/2024	6,619	999,671	(69,720)
3.3200% representing 1 month SOFR rate + spread	Total return of common shares of Alphabet, Inc.	Citibank N.A.	12/19/2024	5,774	899,438	(39,979)
					$2,715,318	$(186,105)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
24

Direxion Daily MSFT Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 95.6%
Money Market Funds - 95.6%
7,086,212	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$7,086,212
1,053,103	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	1,053,103
2,322,182	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	2,322,182
	TOTAL SHORT TERM INVESTMENTS (Cost $10,461,497) (b)	$10,461,497
	TOTAL INVESTMENTS (Cost $10,461,497) - 95.6%	$10,461,497
	Other Assets in Excess of Liabilities - 4.4%	484,139
	TOTAL NET ASSETS - 100.0%	$10,945,636

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,375,285.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.3200% representing 1 month SOFR rate + spread	Total return of common shares of Microsoft Corp.	Goldman Sachs	12/10/2024	8,762	$3,597,104	$194,405
3.8200% representing 1 month SOFR rate + spread	Total return of common shares of Microsoft Corp.	Bank of America Merrill Lynch	12/11/2024	8,217	3,428,699	237,842
3.3200% representing 1 month SOFR rate + spread	Total return of common shares of Microsoft Corp.	Citibank N.A.	12/19/2024	11,135	4,515,816	186,325
					$11,541,619	$618,572

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
25

Direxion Daily NVDA Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 105.2%
Money Market Funds - 105.2%
5,324,964	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$5,324,964
724,104	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	724,104
630,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (a)	630,000
2,294,429	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	2,294,429
	TOTAL SHORT TERM INVESTMENTS (Cost $8,973,497) (b)	$8,973,497
	TOTAL INVESTMENTS (Cost $8,973,497) - 105.2%	$8,973,497
	Liabilities in Excess of Other Assets - (5.2)%	(444,972)
	TOTAL NET ASSETS - 100.0%	$8,528,525

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,648,532.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.3200% representing 1 month SOFR rate + spread	Total return of common shares of NVIDIA Corp.	Goldman Sachs	12/10/2024	3,107	$2,573,657	$(96,289)
3.8200% representing 1 month SOFR rate + spread	Total return of common shares of NVIDIA Corp.	Bank of America Merrill Lynch	12/11/2024	2,097	1,904,222	100,235
3.3200% representing 1 month SOFR rate + spread	Total return of common shares of NVIDIA Corp.	Citibank N.A.	12/19/2024	3,870	3,003,763	(334,824)
5.2200% representing 1 month SOFR rate + spread	Total return of common shares of NVIDIA Corp.	Barclays	12/23/2024	797	630,706	(57,045)
					$8,112,348	$(387,923)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
26

Direxion Daily TSLA Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 96.7%
Money Market Funds - 96.7%
36,027,685	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$36,027,685
12,515,160	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	12,515,160
12,474,959	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	12,474,959
	TOTAL SHORT TERM INVESTMENTS (Cost $61,017,804) (b)	$61,017,804
	TOTAL INVESTMENTS (Cost $61,017,804) - 96.7%	$61,017,804
	Other Assets in Excess of Liabilities - 3.3%	2,105,463
	TOTAL NET ASSETS - 100.0%	$63,123,267

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $32,905,947.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
3.8200% representing 1 month SOFR rate + spread	Total return of common shares of Tesla, Inc.	BNP Paribas	12/4/2024	81,667	$18,721,874	$3,991,244
5.3200% representing 1 month SOFR rate + spread	Total return of common shares of Tesla, Inc.	Goldman Sachs	12/10/2024	92,024	14,529,938	(2,323,924)
3.8200% representing 1 month SOFR rate + spread	Total return of common shares of Tesla, Inc.	Bank of America Merrill Lynch	12/11/2024	83,998	20,521,173	5,430,127
3.3200% representing 1 month SOFR rate + spread	Total return of common shares of Tesla, Inc.	Citibank N.A.	12/19/2024	86,727	21,903,266	6,269,349
					$75,676,251	$13,366,796

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
27

Direxion Daily Concentrated Qs Bear 1X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 98.6%
Money Market Funds - 98.6%
3,936,134	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$3,936,134
981,193	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	981,193
	TOTAL SHORT TERM INVESTMENTS (Cost $4,917,327) (b)	$4,917,327
	TOTAL INVESTMENTS (Cost $4,917,327) - 98.6%	$4,917,327
	Other Assets in Excess of Liabilities - 1.4%	68,211
	TOTAL NET ASSETS - 100.0%	$4,985,538

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $981,192.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.7700% representing 1 month SOFR rate + spread	Total return of Indxx Front of the Q Index	Goldman Sachs	4/8/2025	941	$5,015,252	$55,517

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
28

Direxion Daily AAPL Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 21.1%
Computer and Electronic Product Manufacturing - 21.1%
70,152	Apple, Inc.	$11,948,991
	TOTAL COMMON STOCKS (Cost $11,977,216)	$11,948,991
SHORT TERM INVESTMENTS - 87.4%
21,716,967	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$21,716,967
9,444,230	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	9,444,230
18,341,009	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	18,341,009
	TOTAL SHORT TERM INVESTMENTS (Cost $49,502,206)	$49,502,206
	TOTAL INVESTMENTS (Cost $61,479,422) - 108.5% (b)	$61,451,197
	Liabilities in Excess of Other Assets - (8.5)%	(4,788,517)
	TOTAL NET ASSETS - 100.0%	$56,662,680

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $41,353,025.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of common shares of Apple, Inc.	7.3200% representing 1 month SOFR rate + spread	BNP Paribas	12/04/2024	150,234	$26,289,810	$(1,014,830)
Total return of common shares of Apple, Inc.	8.3200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	131,868	22,901,272	(683,274)
Total return of common shares of Apple, Inc.	8.5700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	160,165	28,007,035	(1,041,951)
Total return of common shares of Apple, Inc.	6.3200% representing 1 month SOFR rate + spread	Goldman Sachs	1/7/2025	152,914	27,609,146	(1,963,023)
					$104,807,263	$(4,703,078)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
29

Direxion Daily AMZN Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 12.8%
General Merchandise Retailers - 12.8%
65,097	Amazon.com, Inc. (a)	$11,391,975
	TOTAL COMMON STOCKS (Cost $9,974,772)	$11,391,975
SHORT TERM INVESTMENTS - 84.0%
11,633,559	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$11,633,559
17,517,685	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	17,517,685
45,749,411	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	45,749,411
	TOTAL SHORT TERM INVESTMENTS (Cost $74,900,655)	$74,900,655
	TOTAL INVESTMENTS (Cost $84,875,427) - 96.8% (c)	$86,292,630
	Other Assets in Excess of Liabilities - 3.2%	2,871,425
	TOTAL NET ASSETS - 100.0%	$89,164,055

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $63,895,695.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of common shares of Amazon.com, Inc.	8.3200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	365,444	$64,640,572	$(1,413,761)
Total return of common shares of Amazon.com, Inc.	9.0700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	260,436	47,125,931	(1,796,859)
Total return of common shares of Amazon.com, Inc.	6.5700% representing 1 month SOFR rate + spread	Goldman Sachs	5/2/2025	328,046	59,254,247	(2,128,826)
					$171,020,750	$(5,339,446)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
30

Direxion Daily GOOGL Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 15.8%
Web Search Portals, Libraries, Archives, and Other Information Services - 15.8%
67,678	Alphabet, Inc. (a)	$11,016,625
	TOTAL COMMON STOCKS (Cost $8,852,365)	$11,016,625
SHORT TERM INVESTMENTS - 83.4%
13,356,291	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$13,356,291
18,115,188	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	18,115,188
26,648,100	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	26,648,100
	TOTAL SHORT TERM INVESTMENTS (Cost $58,119,579)	$58,119,579
	TOTAL INVESTMENTS (Cost $66,971,944) - 99.2% (c)	$69,136,204
	Other Assets in Excess of Liabilities - 0.8%	576,229
	TOTAL NET ASSETS - 100.0%	$69,712,433

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $44,763,289.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of common shares of Alphabet, Inc.	6.5700% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	313,556	$53,917,826	$(2,896,845)
Total return of common shares of Alphabet, Inc.	8.3200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	246,745	40,165,151	(560,082)
Total return of common shares of Alphabet, Inc.	8.5700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	228,572	33,548,627	3,136,439
					$127,631,604	$(320,488)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
31

Direxion Daily MSFT Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 19.8%
Publishing Industries - 19.8%
36,368	Microsoft Corp.	$14,159,153
	TOTAL COMMON STOCKS (Cost $13,516,351)	$14,159,153
SHORT TERM INVESTMENTS - 89.3%
18,745,194	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$18,745,194
10,548,418	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	10,548,418
12,350,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (a)	12,350,000
22,167,372	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	22,167,372
	TOTAL SHORT TERM INVESTMENTS (Cost $63,810,984)	$63,810,984
	TOTAL INVESTMENTS (Cost $77,327,335) - 109.1% (b)	$77,970,137
	Liabilities in Excess of Other Assets - (9.1)%	(6,521,421)
	TOTAL NET ASSETS - 100.0%	$71,448,716

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $45,065,790.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of common shares of Microsoft Corp.	8.3200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	108,321	$42,840,483	$(1,374,709)
Total return of common shares of Microsoft Corp.	8.5700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	44,256	18,074,803	(1,168,231)
Total return of common shares of Microsoft Corp.	6.0200% representing 1 month SOFR rate + spread	Barclays	12/23/2024	90,000	37,254,411	(2,604,001)
Total return of common shares of Microsoft Corp.	6.5700% representing 1 month SOFR rate + spread	Goldman Sachs	1/7/2025	88,064	34,077,247	(320,572)
					$132,246,944	$(5,467,513)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
32

Direxion Daily NVDA Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 6.2%
Computer and Electronic Product Manufacturing - 6.2%
9,409	NVIDIA Corp.	$8,129,564
	TOTAL COMMON STOCKS (Cost $7,732,329)	$8,129,564
SHORT TERM INVESTMENTS - 98.8%
43,073,533	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$43,073,533
26,870,000	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	26,870,000
32,050,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (a)	32,050,000
28,132,365	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	28,132,365
	TOTAL SHORT TERM INVESTMENTS (Cost $130,125,898)	$130,125,898
	TOTAL INVESTMENTS (Cost $137,858,227) - 105.0% (b)	$138,255,462
	Liabilities in Excess of Other Assets - (5.0)%	(6,572,121)
	TOTAL NET ASSETS - 100.0%	$131,683,341

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $87,052,365.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of common shares of NVIDIA Corp.	8.3200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	72,483	$62,928,175	$(979,834)
Total return of common shares of NVIDIA Corp.	9.0700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	26,835	23,812,547	(700,724)
Total return of common shares of NVIDIA Corp.	6.0200% representing 1 month SOFR rate + spread	Barclays	12/23/2024	119,719	105,174,158	(2,128,837)
Total return of common shares of NVIDIA Corp.	7.8200% representing 1 month SOFR rate + spread	Goldman Sachs	5/2/2025	76,350	68,563,638	(3,026,360)
					$260,478,518	$(6,835,755)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
33

Direxion Daily TSLA Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 22.4%
Transportation Equipment Manufacturing - 22.4%
1,175,779	Tesla, Inc. (a)	$215,496,775
	TOTAL COMMON STOCKS (Cost $229,707,928)	$215,496,775
SHORT TERM INVESTMENTS - 111.9%
318,716,131	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$318,716,131
227,092,811	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	227,092,811
159,020,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	159,020,000
373,436,019	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	373,436,019
	TOTAL SHORT TERM INVESTMENTS (Cost $1,078,264,961)	$1,078,264,961
	TOTAL INVESTMENTS (Cost $1,307,972,889) - 134.3% (c)	$1,293,761,736
	Liabilities in Excess of Other Assets - (34.3)%	(330,166,589)
	TOTAL NET ASSETS - 100.0%	$963,595,147

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $880,289,273.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of common shares of Tesla, Inc.	7.3200% representing 1 month SOFR rate + spread	BNP Paribas	12/04/2024	957,564	$208,537,795	$(38,183,980)
Total return of common shares of Tesla, Inc.	8.8200% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	2,593,479	503,277,082	(28,083,352)
Total return of common shares of Tesla, Inc.	8.3200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	2,176,900	456,202,949	(65,704,412)
Total return of common shares of Tesla, Inc.	9.0700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	1,633,173	321,550,232	(29,191,533)
Total return of common shares of Tesla, Inc.	6.0200% representing 1 month SOFR rate + spread	Barclays	12/23/2024	1,978,233	421,290,723	(65,221,736)
					$1,910,858,781	$(226,385,013)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
34

Direxion Daily CSI 300 China A Share Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 46.4%
1,191,131	Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF (a)	$29,349,468
	TOTAL INVESTMENT COMPANIES (Cost $30,243,932)	$29,349,468
SHORT TERM INVESTMENTS - 52.8%
Money Market Funds - 52.8%
15,713,818	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$15,713,818
17,707,334	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	17,707,334
	TOTAL SHORT TERM INVESTMENTS (Cost $33,421,152)	$33,421,152
	TOTAL INVESTMENTS (Cost $63,665,084) - 99.2% (c)	$62,770,620
	Other Assets in Excess of Liabilities - 0.8%	506,834
	TOTAL NET ASSETS - 100.0%	$63,277,454

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $19,297,910.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	4.3200% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	1,780,200	$42,594,087	$1,440,979
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	5.5700% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	364,896	8,328,013	565,832
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	4.8200% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	1,800,000	41,588,666	2,099,686
					$92,510,766	$4,106,497

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
35

Direxion Daily CSI China Internet Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 49.8%
6,396,621	KraneShares CSI China Internet ETF (a)	$178,273,827
	TOTAL INVESTMENT COMPANIES (Cost $173,060,839)	$178,273,827
SHORT TERM INVESTMENTS - 54.9%
Money Market Funds - 54.9%
138,899,013	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$138,899,013
18,546,306	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	18,546,306
38,963,722	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	38,963,722
	TOTAL SHORT TERM INVESTMENTS (Cost $196,409,041)	$196,409,041
	TOTAL INVESTMENTS (Cost $369,469,880) - 104.7% (c)	$374,682,868
	Liabilities in Excess of Other Assets - (4.7)%	(16,616,683)
	TOTAL NET ASSETS - 100.0%	$358,066,185

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $240,666,276.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of KraneShares CSI China Internet ETF	5.7100% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	3,849,119	$100,702,313	$5,717,773
Total return of KraneShares CSI China Internet ETF	5.9200% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	3,366,923	84,965,094	7,853,873
Total return of KraneShares CSI China Internet ETF	5.8700% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	4,316,942	111,463,032	7,951,484
Total return of KraneShares CSI China Internet ETF	6.0600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	3,796,464	100,002,322	4,918,448
Total return of KraneShares CSI China Internet ETF	5.9200% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	3,970,094	103,213,320	5,539,234
					$500,346,081	$31,980,812

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
36

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 84.4%
Accommodation - 0.4%
1,253	Airbnb, Inc. (a)	$198,688
626	Caesars Entertainment Inc. (a)	22,423
733	Hilton Worldwide Holdings, Inc.	144,606
2,041	Host Hotels & Resorts, Inc.	38,514
1,071	Las Vegas Sands Corp.	47,510
715	Marriott International, Inc. Class A	168,833
793	MGM Resorts International (a)	31,276
		651,850
Administrative and Support Services - 2.0%
259	Allegion PLC ADR (Ireland)	31,484
4,177	Amcor PLC ADR (United Kingdom)	37,342
1,195	Automatic Data Processing, Inc.	289,059
97	Booking Holdings, Inc.	334,847
342	Broadridge Financial Solutions, Inc.	66,146
210	Corpay, Inc. (a)	63,449
361	Equifax, Inc.	79,489
117	FactSet Research System, Inc.	48,776
222	Gartner, Inc. (a)	91,595
838	Iron Mountain, Inc.	64,962
405	Live Nation Entertainment, Inc. (a)	36,009
454	Moody's Corp.	168,130
298	Robert Half, Inc.	20,604
816	Rollins, Inc.	36,361
680	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	94,948
4,571	Visa, Inc. Class A	1,227,816
1,063	Waste Management, Inc.	221,125
		2,912,142
Air Transportation - 0.1%
1,898	American Airlines Group, Inc. (a)	25,642
1,851	Delta Air Lines, Inc.	92,680
1,730	Southwest Airlines Co.	44,876
942	United Continental Holdings, Inc. (a)	48,475
		211,673
Ambulatory Health Care Services - 0.1%
153	DaVita, Inc. (a)	21,268
242	Laboratory Corp. of America Holdings	48,732
170	Molina Healthcare, Inc. (a)	58,157
324	Quest Diagnostics, Inc.	44,770
3,468	Viatris, Inc.	40,125
		213,052
Amusement, Gambling, and Recreation Industries - 0.5%
753	Global Payments, Inc.	92,446
5,306	The Walt Disney Co.	589,497
282	Wynn Resorts Ltd.	25,845
		707,788
Shares		Fair Value
Apparel Manufacturing - 0.1%
73	Deckers Outdoor Corp. (a)	$59,748
333	Lululemon Athletica, Inc. (a)	120,080
116	Ralph Lauren Corp.	18,982
		198,810
Beverage and Tobacco Product Manufacturing - 1.7%
5,105	Altria Group, Inc.	223,650
11,257	Coca-Cola Co.	695,345
467	Constellation Brands, Inc. Class A	118,366
3,017	Keurig Dr Pepper, Inc.	101,673
532	Molson Coors Brewing Co. Class B	30,462
2,136	Monster Beverage Corp. (a)	114,169
3,974	PepsiCo, Inc.	699,066
4,485	Philip Morris International, Inc.	425,806
		2,408,537
Broadcasting and Content Providers - 0.4%
281	Charter Communications, Inc. (a)	71,919
11,462	Comcast Corp. Class A	436,817
693	FOX Corp. Class A	21,490
383	FOX Corp. Class B	10,984
1,402	Paramount Global Class B	15,969
6,419	Warner Bros Discovery, Inc. (a)	47,244
		604,423
Building Material and Garden Equipment and Supplies Dealers - 1.0%
1,667	Lowe's Companies, Inc.	380,059
153	Snap-on, Inc.	40,998
2,880	The Home Depot, Inc.	962,554
314	Tractor Supply Co.	85,747
		1,469,358
Chemical Manufacturing - 6.4%
5,109	AbbVie, Inc.	830,928
642	Air Products & Chemicals, Inc.	151,730
340	Albemarle Corp.	40,905
1,546	Amgen, Inc.	423,511
424	Biogen, Inc. (a)	91,084
453	Bio-Techne Corp.	28,634
5,885	Bristol-Myers Squibb Co.	258,587
528	Catalent, Inc. (a)	29,489
289	Celanese Corp.	44,393
552	CF Industries Holdings, Inc.	43,591
713	Church & Dwight Co., Inc.	76,926
366	Clorox Co.	54,120
2,376	Colgate-Palmolive Co.	218,402
1,243	DuPont de Nemours, Inc.	90,117
340	Eastman Chemical Co.	32,110
735	Ecolab, Inc.	166,220
2,310	Eli Lilly and Company	1,804,341
362	FMC Corp.	21,362
3,605	Gilead Sciences, Inc.	235,046
536	Incyte Corp. (a)	27,899
1,652	IntercontinentalExchange, Inc.	212,712
737	International Flavors & Fragrances, Inc.	62,387
4,984	Kenvue, Inc.	93,799

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
37

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Chemical Manufacturing (continued)
974	Kimberly-Clark Corp.	$132,980
1,401	Linde PLC ADR (Ireland)	617,785
733	LyondellBasell Industries N.V. Class A ADR (Netherlands) ADR	73,278
7,328	Merck & Co., Inc.	946,924
943	Mosaic Co.	29,601
16,335	Pfizer, Inc.	418,503
679	PPG Industries, Inc.	87,591
6,807	Procter & Gamble Co.	1,110,902
299	Regeneron Pharmaceuticals, Inc. (a)	266,307
744	Vertex Pharmaceuticals, Inc. (a)	292,251
221	West Pharmaceutical Services, Inc.	79,003
1,328	Zoetis, Inc.	211,471
		9,304,889
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 0.3%
650	Bath & Body Works, Inc.	29,523
973	Ross Stores, Inc.	126,052
3,294	TJX Companies, Inc.	309,933
		465,508
Computer and Electronic Product Manufacturing - 19.8%
4,672	Advanced Micro Devices, Inc. (a)	739,951
844	Agilent Technologies, Inc.	115,662
17,043	Alphabet, Inc. (a)	2,774,260
14,266	Alphabet, Inc. Class C (a)	2,348,754
672	AMETEK, Inc.	117,371
1,734	Amphenol Corp. Class A	209,415
1,437	Analog Devices, Inc.	288,277
41,990	Apple, Inc.	7,152,157
732	Arista Networks, Inc. (a)	187,802
58	Bio-Rad Laboratories, Inc. (a)	15,645
1,273	Broadcom, Inc.	1,655,244
11,757	Cisco Systems, Inc.	552,344
1,902	Danaher Corp.	469,071
391	Enphase Energy, Inc. (a)	42,525
1,840	Fortinet, Inc. (a)	116,251
1,012	Fortive Corp.	76,173
1,169	GE HealthCare Technologies, Inc.	89,125
673	Hologic, Inc. (a)	50,993
2,519	HP, Inc.	70,759
238	IDEXX Laboratories, Inc. (a)	117,277
463	Illumina, Inc. (a)	56,972
12,231	Intel Corp.	372,679
2,644	International Business Machines Corp.	439,433
364	Jabil Circuit, Inc.	42,719
506	Keysight Technologies, Inc. (a)	74,858
550	L3Harris Technologies, Inc.	117,727
1,563	Microchip Technology, Inc.	143,765
3,191	Micron Technology, Inc.	360,455
132	Monolithic Power Systems, Inc.	88,352
483	Motorola Solutions, Inc.	163,809
589	NetApp, Inc.	60,202
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
401	Northrop Grumman Corp.	$194,497
7,145	NVIDIA Corp.	6,173,423
744	NXP Semiconductors NV ADR (Netherlands)	190,605
1,234	ON Semiconductor Corp. (a)	86,577
1,170	Otis Worldwide Corp.	106,704
362	PerkinElmer, Inc.	37,094
282	Qorvo, Inc. (a)	32,949
3,226	Qualcomm, Inc.	535,032
307	Roper Technologies, Inc.	157,018
3,838	RTX Corp.	389,634
568	Seagate Technology Holdings PLC ADR (Ireland)	48,797
464	Skyworks Solutions, Inc.	49,458
146	Super Micro Computer, Inc. (a)	125,385
442	Teradyne, Inc.	51,413
2,625	Texas Instruments, Inc.	463,102
1,115	Thermo Fisher Scientific, Inc.	634,123
713	Trimble, Inc. (a)	42,830
177	Waters Corp. (a)	54,700
942	Western Digital Corp. (a)	66,722
153	Zebra Technologies Corp. Class A (a)	48,128
		28,598,218
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.2%
1,736	Fiserv, Inc. (a)	265,035
Construction of Buildings - 0.3%
863	D.R. Horton, Inc.	122,969
718	Lennar Corp. Class A	108,863
12	NVR, Inc. (a)	89,266
611	PulteGroup, Inc.	68,078
		389,176
Couriers and Messengers - 0.3%
666	FedEx Corp.	174,346
2,088	United Parcel Service, Inc. Class B	307,938
		482,284
Credit Intermediation and Related Activities - 4.3%
1,648	American Express Co.	385,681
19,918	Bank of America Corp.	737,165
2,193	Bank of New York Mellon Corp.	123,883
1,101	Capital One Financial Corp.	157,916
5,504	Citigroup, Inc.	337,560
1,349	Citizens Financial Group, Inc.	46,014
382	Comerica, Inc.	19,165
720	Discover Financial Services	91,246
1,712	Fidelity National Information Services, Inc.	116,279
1,969	Fifth Third Bancorp	71,790
4,188	Huntington Bancshares, Inc.	56,412
8,363	JPMorgan Chase & Co.	1,603,522
2,707	KeyCorp	39,224
484	M&T Bank Corp.	69,885
2,386	MasterCard, Inc. Class A	1,076,563

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
38

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Credit Intermediation and Related Activities (continued)
591	Northern Trust Corp.	$48,693
1,147	PNC Financial Services Group, Inc.	175,789
2,669	Regions Financial Corp.	51,432
875	State Street Corp.	63,429
1,170	Synchrony Financial	51,457
3,856	Truist Financial Corp.	144,793
4,505	U.S. Bancorp	183,038
10,410	Wells Fargo & Co.	617,521
		6,268,457
Electrical Equipment, Appliance, and Component Manufacturing - 0.4%
359	A.O. Smith Corp.	29,739
199	Axon Enterprise, Inc. (a)	62,418
1,654	Emerson Electric Co.	178,268
175	Generac Holdings, Inc. (a)	23,793
330	Rockwell Automation, Inc.	89,417
895	TE Connectivity Ltd. ADR (Switzerland)	126,625
		510,260
Fabricated Metal Product Manufacturing - 0.2%
911	Ball Corp.	63,378
717	Nucor Corp.	120,836
479	Pentair PLC ADR (Ireland)	37,884
444	Stanley Black & Decker, Inc.	40,582
		262,680
Food and Beverage Retailers - 0.1%
1,920	Kroger Co.	106,330
Food Manufacturing - 0.7%
1,544	Archer-Daniels-Midland Co.	90,571
426	Bunge Global SA ADR (Switzerland)	43,350
571	Campbell Soup Co.	26,100
1,646	General Mills, Inc.	115,977
839	Hormel Foods Corp.	29,835
757	Kellanova	43,800
420	Lamb Weston Holdings, Inc.	35,003
729	McCormick & Co, Inc.	55,448
3,896	Mondelez International, Inc.	280,278
431	The Hershey Co.	83,580
302	The J.M. Smucker Co.	34,685
2,309	The Kraft Heinz Co.	89,150
826	Tyson Foods, Inc. Class A	50,097
		977,874
Food Services and Drinking Places - 1.0%
76	Chipotle Mexican Grill, Inc. (a)	240,130
344	Darden Restaurants, Inc.	52,773
97	Domino's Pizza, Inc.	51,339
2,100	McDonald's Corp.	573,384
3,271	Starbucks Corp.	289,451
633	Veralto Corp.	59,299
817	Yum! Brands, Inc.	115,401
		1,381,777
Shares		Fair Value
Funds, Trusts, and Other Financial Vehicles - 0.1%
443	Garmin Ltd. ADR (Switzerland)	$64,000
652	T. Rowe Price Group, Inc.	71,440
		135,440
Furniture, Home Furnishings, Electronics, and Appliance Retailers - 0.0% (†)
548	Best Buy Co., Inc.	40,355
Gasoline Stations and Fuel Dealers - 0.6%
5,019	Chevron Corp.	809,414
General Merchandise Retailers - 4.7%
26,439	Amazon.com, Inc. (a)	4,626,825
1,280	Costco Wholesale Corp.	925,312
634	Dollar General Corp.	88,247
596	Dollar Tree, Inc. (a)	70,477
1,501	eBay, Inc.	77,362
339	Etsy, Inc. (a)	23,279
1,336	Target Corp.	215,069
12,384	Walmart, Inc.	734,990
		6,761,561
Health and Personal Care Retailers - 0.2%
3,635	CVS Health Corp.	246,126
135	Ulta Beauty, Inc. (a)	54,653
2,066	Walgreens Boots Alliance, Inc.	36,630
		337,409
Hospitals - 0.1%
572	HCA Healthcare, Inc.	177,217
173	Universal Health Services, Inc. Class B	29,484
		206,701
Insurance Carriers and Related Activities - 4.8%
1,524	Aflac, Inc.	127,483
757	Allstate Corp.	128,735
2,028	American International Group, Inc.	152,729
577	Aon PLC ADR (United Kingdom)	162,720
1,067	Arch Capital Group Ltd. ADR (a)	99,807
633	Arthur J. Gallagher & Co.	148,559
156	Assurant, Inc.	27,206
5,262	Berkshire Hathaway, Inc. Class B (a)	2,087,593
681	Brown & Brown, Inc.	55,529
1,542	Centene Corp. (a)	112,658
1,169	Chubb Limited ADR (Switzerland)	290,660
841	Cigna Corp.	300,271
452	Cincinnati Financial Corp.	52,292
674	Elevance Health, Inc.	356,263
127	Everest Re Group Ltd. ADR	46,534
246	Globe Life, Inc.	18,738
862	Hartford Financial Services Group, Inc.	83,519
354	Humana, Inc.	106,940
529	Loews Corp.	39,754
1,421	Marsh & McLennan Companies, Inc.	283,390
1,773	MetLife, Inc.	126,025
633	Principal Financial Group, Inc.	50,096

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
39

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Insurance Carriers and Related Activities (continued)
1,691	Progressive Corp.	$352,151
1,044	Prudential Financial, Inc.	115,341
655	Travelers Companies, Inc.	138,965
2,674	UnitedHealth Group, Inc.	1,293,414
592	W.R. Berkley Corp.	45,566
303	Willis Towers Watson PLC ADR (Ireland)	76,095
		6,879,033
Leather and Allied Product Manufacturing - 0.2%
3,521	NIKE, Inc. Class B	324,847
663	Tapestry, Inc.	26,467
		351,314
Machinery Manufacturing - 2.2%
2,407	Applied Materials, Inc.	478,151
2,892	Baker Hughes Co.	94,337
2,412	Carrier Global Corp.	148,314
1,472	Caterpillar, Inc.	492,487
405	Cummins, Inc.	114,409
753	Deere & Co.	294,732
3,149	General Electric Co.	509,571
216	IDEX Corp.	47,619
1,173	Ingersoll Rand, Inc.	109,464
386	Lam Research Corp.	345,242
62	Mettler-Toledo International, Inc. (a)	76,241
155	Nordson Corp.	40,019
369	Parker Hannifin Corp.	201,072
652	Trane Technologies PLC ADR (Ireland)	206,906
696	Xylem, Inc.	90,967
		3,249,531
Management of Companies and Enterprises - 0.4%
5,022	Abbott Laboratories	532,181
2,909	Carnival Corp. ADR (Panama) (a)	43,111
1,230	Norwegian Cruise Line Holdings Ltd. ADR (a)	23,272
		598,564
Merchant Wholesalers, Durable Goods - 0.9%
361	Builders FirstSource, Inc. (a)	65,998
249	Cintas Corp.	163,927
2,524	Copart, Inc. (a)	137,078
1,650	Fastenal Co.	112,101
403	Genuine Parts Co.	63,356
378	Henry Schein, Inc. (a)	26,188
158	Hubbell, Inc.	58,542
112	Huntington Ingalls Industries, Inc.	31,016
1,971	Johnson Controls International PLC ADR (Ireland)	128,253
388	KLA-Tencor Corp.	267,445
773	LKQ Corp.	33,340
154	Mohawk Industries, Inc. (a)	17,759
114	Pool Corp.	41,328
131	W.W. Grainger, Inc.	120,697
739	WestRock Co.	35,442
		1,302,470
Shares		Fair Value
Merchant Wholesalers, Nondurable Goods - 0.7%
528	Brown Forman Corp. Class B	$25,265
702	Cardinal Health, Inc.	72,334
481	Cencora, Inc.	114,983
1,382	ConAgra Brands, Inc.	42,538
784	Illinois Tool Works, Inc.	191,382
380	McKesson Corp.	204,140
1,442	Sysco Corp.	107,169
677	The Sherwin Williams Co.	202,836
		960,647
Mining (except Oil and Gas) - 0.4%
4,145	Freeport-McMoRan Copper & Gold, Inc.	207,001
178	Martin Marietta Materials, Inc.	104,499
3,334	Newmont Corp.	135,494
381	Vulcan Materials Co.	98,157
		545,151
Miscellaneous Manufacturing - 2.5%
1,600	3M Co.	154,416
205	Align Technology, Inc. (a)	57,888
1,464	Baxter International, Inc.	59,102
842	Becton, Dickinson & Co.	197,533
4,235	Boston Scientific Corp. (a)	304,369
1,109	DexCom, Inc. (a)	141,276
401	Dover Corp.	71,899
1,751	Edwards Lifesciences Corp. (a)	148,257
677	Estee Lauder Companies, Inc. Class A	99,323
381	Hasbro, Inc.	23,355
196	Insulet Corp. (a)	33,700
1,021	Intuitive Surgical, Inc. (a)	378,403
6,962	Johnson & Johnson	1,006,636
3,846	Medtronic PLC ADR (Ireland)	308,603
421	ResMed, Inc.	90,090
401	Solventum Corp. (a)	26,069
281	Steris PLC ADR (Ireland)	57,481
981	Stryker Corp.	330,107
133	Teleflex, Inc.	27,764
566	Textron, Inc.	47,878
569	The Cooper Companys, Inc.	50,675
608	Zimmer Biomet Holdings, Inc.	73,130
		3,687,954
Motion Picture and Sound Recording Industries - 0.5%
1,252	Netflix, Inc. (a)	689,401
461	Take-Two Interactive Software, Inc. (a)	65,836
		755,237
Motor Vehicle and Parts Dealers - 0.3%
52	AutoZone, Inc. (a)	153,733
457	CarMax, Inc. (a)	31,062
177	O'Reilly Automotive, Inc. (a)	179,347
		364,142
National Security and International Affairs - 0.0% (†)
402	Leidos Holdings, Inc.	56,369
Nonmetallic Mineral Product Manufacturing - 0.1%
2,222	Corning, Inc.	74,170

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
40

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Oil and Gas Extraction - 0.5%
1,038	APA Corp.	$32,635
2,173	Coterra Energy, Inc.	59,453
1,853	Devon Energy Corp.	94,836
2,420	Dominion Energy, Inc.	123,372
1,685	EOG Resources, Inc.	222,639
1,190	EQT Corp.	47,707
1,691	Marathon Oil Corp.	45,403
1,898	Occidental Petroleum Corp.	125,534
		751,579
Paper Manufacturing - 0.0% (†)
259	Packaging Corp of America	44,802
Performing Arts, Spectator Sports, and Related Industries - 0.1%
702	Electronic Arts, Inc.	89,028
Petroleum and Coal Products Manufacturing - 1.6%
3,405	ConocoPhillips	427,736
11,484	Exxon Mobil Corp.	1,358,213
1,064	Marathon Petroleum Corp.	193,350
1,242	Phillips 66	177,867
988	Valero Energy Corp.	157,951
		2,315,117
Pipeline Transportation - 0.1%
3,517	Williams Companies, Inc.	134,912
Plastics and Rubber Products Manufacturing - 0.0% (†)
238	Avery Dennison Corp.	51,713
Primary Metal Manufacturing - 0.1%
1,129	Howmet Aerospace, Inc.	75,361
444	Steel Dynamics, Inc.	57,773
		133,134
Professional, Scientific, and Technical Services - 4.2%
1,815	Accenture PLC Class A ADR (Ireland)	546,152
380	CDW Corp.	91,907
152	Charles River Laboratories International, Inc. (a)	34,808
1,443	Cognizant Technology Solutions Corp. Class A	94,776
1,155	Eaton Corporation PLC ADR (Ireland)	367,590
168	EPAM Systems, Inc. (a)	39,524
614	Extra Space Storage, Inc.	82,448
174	F5 Networks, Inc. (a)	28,764
1,006	International Paper Co.	35,150
1,109	Interpublic Group of Companies, Inc.	33,758
531	IQVIA Holdings, Inc. (a)	123,070
214	Jack Henry & Associates, Inc.	34,816
360	Jacobs Solutions, Inc.	51,671
928	Juniper Networks, Inc.	32,313
784	Match Group, Inc. (a)	24,163
6,365	Meta Platforms, Inc.	2,738,032
965	Moderna, Inc. (a)	106,449
571	Omnicom Group, Inc.	53,012
4,610	Oracle Corp.	524,387
911	Palto Alto Networks, Inc. (a)	265,001
Shares		Fair Value
Professional, Scientific, and Technical Services (continued)
919	Paychex, Inc.	$109,186
132	Paycom Software, Inc.	24,813
591	ServiceNow, Inc. (a)	409,758
134	Teledyne Technologies, Inc. (a)	51,118
261	VeriSign, Inc. (a)	44,234
425	Verisk Analytics, Inc. Class A	92,633
		6,039,533
Publishing Industries - 7.8%
1,307	Adobe, Inc. (a)	604,919
437	Akamai Technologies, Inc. (a)	44,106
255	Ansys, Inc. (a)	82,844
614	Autodesk, Inc. (a)	130,690
785	Cadence Design Systems, Inc. (a)	216,370
446	Dayforce, Inc. (a)	27,371
75	Fair Isaac Corp. (a)	85,000
3,758	Hewlett Packard Enterprise Co.	63,886
810	Intuit, Inc.	506,752
21,497	Microsoft Corp.	8,369,427
1,098	News Corp. Class A	26,132
331	News Corp. Class B	8,123
1,625	NortonLifeLock, Inc.	32,728
346	PTC, Inc. (a)	61,394
2,799	Salesforce, Inc.	752,763
447	Synopsys, Inc. (a)	237,174
119	Tyler Technologies, Inc. (a)	54,924
		11,304,603
Rail Transportation - 0.4%
5,712	CSX Corp.	189,753
1,764	Union Pacific Corp.	418,350
		608,103
Real Estate - 1.5%
455	Alexandria Real Estate Equities, Inc.	52,721
1,349	American Tower Corp.	231,435
405	AvalonBay Communities, Inc.	76,776
420	Boston Properties, Inc.	25,994
307	Camden Property Trust	30,602
863	CBRE Group, Inc. Class A (a)	74,986
1,258	Crown Castle, Inc.	117,975
881	Digital Realty Trust, Inc.	122,265
1,001	Equity Residential	64,464
184	Essex Property Trust, Inc.	45,310
218	Federal Realty Investment Trust	22,709
2,048	Healthpeak Properties, Inc.	38,113
1,668	Invitation Homes, Inc.	57,046
1,924	Kimco Realty Corp.	35,844
343	Mid-America Apartment Communities, Inc.	44,590
2,668	Prologis, Inc.	272,269
459	Public Storage	119,088
2,405	Realty Income Corp.	128,764
473	Regency Centers Corp.	28,011
945	Simon Property Group, Inc.	132,801
880	UDR, Inc.	33,510
1,167	Ventas, Inc.	51,675

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
41

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Real Estate (continued)
2,997	VICI Properties, Inc.	$85,564
1,604	Welltower, Inc.	152,829
2,105	Weyerhaeuser Co.	63,508
		2,108,849
Rental and Leasing Services - 0.1%
195	United Rentals, Inc.	130,258
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.9%
289	Ameriprise Financial, Inc.	119,007
401	BlackRock, Inc.	302,611
299	Cboe Global Markets, Inc.	54,164
4,300	Charles Schwab Corp.	317,985
1,045	CME Group, Inc.	219,074
2,029	Dow, Inc.	115,450
864	Franklin Resources, Inc.	19,734
943	Goldman Sachs Group, Inc.	402,387
1,300	Invesco Ltd. ADR (a)	18,421
116	MarketAxess Holdings, Inc.	23,210
3,623	Morgan Stanley	329,113
230	MSCI, Inc. Class A	107,132
1,099	NASDAQ OMX Group, Inc.	65,775
549	Raymond James Financial, Inc.	66,978
925	S&P Global, Inc.	384,643
2,080	The Blackstone Group, Inc.	242,549
		2,788,233
Specialty Trade Contractors - 0.1%
426	Quanta Services, Inc.	110,147
Support Activities for Agriculture and Forestry - 0.1%
2,027	Corteva, Inc.	109,722
Support Activities for Mining - 0.5%
517	Diamondback Energy, Inc.	103,984
2,577	Halliburton Co.	96,560
797	Hess Corp.	125,520
674	Pioneer Natural Resources Co.	181,522
4,128	Schlumberger Ltd. ADR (Curaco) (a)	195,997
647	Targa Resources Corp.	73,797
		777,380
Support Activities for Transportation - 0.2%
343	C.H. Robinson Worldwide, Inc.	24,353
383	Expedia, Inc. (a)	51,563
427	Expeditors International of Washington, Inc.	47,529
236	J.B. Hunt Transport Services, Inc.	38,367
656	Norfolk Southern Corp.	151,090
		312,902
Telecommunications - 1.1%
20,683	AT&T, Inc.	349,336
274	Equinix, Inc.	194,844
3,102	PayPal Holdings, Inc. (a)	210,688
313	SBA Communications Corp.	58,255
1,506	T-Mobile US, Inc.	247,240
12,163	Verizon Communications, Inc.	480,317
		1,540,680
Shares		Fair Value
Transit and Ground Passenger Transportation - 0.3%
5,957	Uber Technologies, Inc. (a)	$394,770
Transportation Equipment Manufacturing - 2.3%
805	Aptiv PLC ADR (United Kingdom) (a)	57,155
1,658	Boeing Co. (a)	278,279
665	BorgWarner, Inc.	21,792
11,291	Ford Motor Co.	137,186
656	General Dynamics Corp.	188,331
3,337	General Motors Co.	148,596
1,904	Honeywell International, Inc.	366,958
622	Lockheed Martin Corp.	289,186
1,511	Paccar, Inc.	160,332
8,013	Tesla, Inc. (a)	1,468,623
155	TransDigm Group, Inc.	193,445
518	Wabtec Corp.	83,439
		3,393,322
Truck Transportation - 0.1%
517	Old Dominion Freight Line, Inc.	93,944
Utilities - 2.2%
1,938	AES Corp.	34,690
735	Alliant Energy Corp.	36,603
753	Ameren Corp.	55,624
1,521	American Electric Power Co., Inc.	130,852
566	American Water Works Co., Inc.	69,233
437	Atmos Energy Corp.	51,522
1,826	CenterPoint Energy, Inc.	53,210
852	CMS Energy Corp.	51,640
1,002	Consolidated Edison, Inc.	94,589
921	Constellation Energy Corp.	171,251
592	DTE Energy Co.	65,309
2,226	Duke Energy Corp.	218,727
1,112	Edison International	79,019
608	Entergy Corp.	64,855
665	Evergy, Inc.	34,879
1,004	Eversource Energy	60,862
2,881	Exelon Corp.	108,268
307	First Solar, Inc. (a)	54,124
1,494	FirstEnergy Corp.	57,280
786	GE Vernova, Inc. (a)	120,816
5,591	Kinder Morgan, Inc.	102,203
5,935	NextEra Energy, Inc.	397,467
1,195	NiSource, Inc.	33,293
656	NRG Energy, Inc.	47,671
1,690	ONEOK, Inc.	133,713
6,165	PG&E Corp.	105,483
324	Pinnacle West Capital Corp.	23,863
2,126	PPL Corp.	58,380
1,437	Public Service Enterprise Group, Inc.	99,268
1,814	Sempra Energy	129,937
3,155	Southern Co.	231,892
912	WEC Energy Group, Inc.	75,368
1,594	Xcel Energy, Inc.	85,646
		3,137,537
Waste Management and Remediation Services - 0.1%
588	Republic Services, Inc.	112,720

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
42

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Web Search Portals, Libraries, Archives, and Other Information Services - 0.1%
1,180	CoStar Group, Inc. (a)	$108,005
Wood Product Manufacturing - 0.0% (†)
635	Masco Corp.	43,466
	TOTAL COMMON STOCKS (Cost $109,638,390)	$122,140,042
SHORT TERM INVESTMENTS - 17.4%
Money Market Funds - 17.4%
22,497,377	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$22,497,377
10,193	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	10,193
2,604,582	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	2,604,582
	TOTAL SHORT TERM INVESTMENTS (Cost $25,112,152)	$25,112,152
	TOTAL INVESTMENTS (Cost $134,750,542) - 101.8% (c)	$147,252,194
	Liabilities in Excess of Other Assets - (1.8)%	(2,577,935)
	TOTAL NET ASSETS - 100.0%	$144,674,259

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $114,389,996.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	5.9200% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	10,000	$45,493,400	$4,046,941
Total return of S&P 500® Index	5.8200% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	17,110	80,923,270	3,919,084
Total return of S&P 500® Index	6.0100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	6,095	29,815,271	606,548
					$156,231,941	$8,572,573

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
43

Direxion Daily MSCI Brazil Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 51.9%
1,643,510	iShares MSCI Brazil Capped ETF (a)	$50,998,115
	TOTAL INVESTMENT COMPANIES (Cost $56,020,107)	$50,998,115
SHORT TERM INVESTMENTS - 56.0%
Money Market Funds - 56.0%
31,406,443	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$31,406,443
291,470	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	291,470
23,328,932	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	23,328,932
	TOTAL SHORT TERM INVESTMENTS (Cost $55,026,845)	$55,026,845
	TOTAL INVESTMENTS (Cost $111,046,952) - 107.9% (c)	$106,024,960
	Liabilities in Excess of Other Assets - (7.9)%	(7,809,115)
	TOTAL NET ASSETS - 100.0%	$98,215,845

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $54,023,030.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares MSCI Brazil Capped ETF	5.9100% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	278,398	$9,101,664	$(427,508)
Total return of iShares MSCI Brazil Capped ETF	5.3200% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	3,391,673	113,349,712	(6,151,782)
Total return of iShares MSCI Brazil Capped ETF	5.6200% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	935,446	29,718,954	(821,402)
Total return of iShares MSCI Brazil Capped ETF	6.0700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	81,507	2,748,028	(278,857)
					$154,918,358	$(7,679,549)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
44

Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 70.6%
31,785	iShares MSCI Emerging Markets ex China ETF (a)	$1,793,310
	TOTAL INVESTMENT COMPANIES (Cost $1,759,904)	$1,793,310
SHORT TERM INVESTMENTS - 33.2%
Money Market Funds - 33.2%
198,284	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$198,284
644,240	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	644,240
	TOTAL SHORT TERM INVESTMENTS (Cost $842,524)	$842,524
	TOTAL INVESTMENTS (Cost $2,602,428) - 103.8% (c)	$2,635,834
	Liabilities in Excess of Other Assets - (3.8)%	(94,669)
	TOTAL NET ASSETS - 100.0%	$2,541,165

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $644,240.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares MSCI Emerging Markets ex China ETF	5.9200% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	58,296	$3,355,992	$(92,982)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
45

Direxion Daily MSCI India Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 50.1%
847,027	iShares MSCI India ETF (a)	$44,341,864
	TOTAL INVESTMENT COMPANIES (Cost $41,793,575)	$44,341,864
SHORT TERM INVESTMENTS - 50.0%
Money Market Funds - 50.0%
26,827,670	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$26,827,670
8,710,078	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	8,710,078
8,668,835	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	8,668,835
	TOTAL SHORT TERM INVESTMENTS (Cost $44,206,583)	$44,206,583
	TOTAL INVESTMENTS (Cost $86,000,158) - 100.1% (c)	$88,548,447
	Liabilities in Excess of Other Assets - (0.1)%	(61,038)
	TOTAL NET ASSETS - 100.0%	$88,487,409

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $25,420,331.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI India ETF	6.1100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	876,022	$42,807,517	$2,210,256
Total return of iShares MSCI India ETF	6.0700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	829,108	40,443,716	2,134,163
Total return of iShares MSCI India ETF	6.1200% representing 1 month SOFR rate + spread	Barclays	12/23/2024	828,480	39,357,235	3,143,271
					$122,608,468	$7,487,690

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
46

Direxion Daily Cloud Computing Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 83.7%
Administrative and Support Services - 1.0%
426	Alarm.com, Inc. (a)	$28,329
580	nCino, Inc. (a)	16,913
		45,242
Computer and Electronic Product Manufacturing - 0.1%
317	Radware Ltd. ADR (Israel) (a)	5,240
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 1.3%
646	Five9, Inc. (a)	37,190
720	RingCentral, Inc. (a)	21,327
		58,517
Credit Intermediation and Related Activities - 0.1%
1,425	Blend Labs, Inc. (a)	3,491
Heavy and Civil Engineering Construction - 0.6%
453	BlackLine, Inc. (a)	26,297
Professional, Scientific, and Technical Services - 32.0%
467	DigitalOcean Holdings, Inc. (a)	15,346
1,547	Freshworks, Inc. (a)	27,614
326	Model N, Inc. (a)	9,666
2,189	Nutanix, Inc. (a)	132,872
1,648	Oracle Corp.	187,460
452	Paycom Software, Inc.	84,967
395	Paylocity Holding Corp. (a)	61,288
381	PROS Holdings, Inc. (a)	12,478
1,090	SAP SE ADR (Germany)	197,519
275	ServiceNow, Inc. (a)	190,666
1,343	Snowflake, Inc. (a)	208,433
1,296	Vimeo, Inc. (a)	4,653
770	Workday, Inc. (a)	188,442
798	Zscaler, Inc. (a)	138,006
		1,459,410
Publishing Industries - 45.7%
945	ACI Worldwide, Inc. (a)	32,224
417	Adobe, Inc. (a)	193,000
1,337	Akamai Technologies, Inc. (a)	134,943
176	AppFolio, Inc. (a)	39,913
1,077	Atlassian Corp. (a)	185,567
799	Autodesk, Inc. (a)	170,067
903	Bill.com Holdings, Inc. (a)	56,311
384	Blackbaud, Inc. (a)	29,921
1,245	Box, Inc. (a)	32,395
943	C3.ai, Inc. (a)(b)	21,246
870	Clearwater Analytics Holdings, Inc. (a)	13,729
647	CrowdStrike Holdings, Inc. (a)	189,273
1,817	DocuSign, Inc. (a)	102,842
2,274	Dropbox, Inc. (a)	52,666
418	Enfusion, Inc. (a)	3,892
350	Everbridge, Inc. (a)	12,163
1,149	Informatica, Inc. (a)	35,585
133	MicroStrategy, Inc. Class A (a)(b)	141,649
622	Paycor HCM, Inc. (a)	10,804
324	Qualys, Inc. (a)	53,107
690	Salesforce, Inc.	185,569
194	Semrush Holdings, Inc. (a)	2,375
Shares		Fair Value
Publishing Industries (continued)
328	SPS Commerce, Inc. (a)	$57,029
1,549	Twilio, Inc. (a)	92,754
918	Veeva Systems, Inc. (a)	182,278
435	Workiva, Inc. (a)	34,278
1,195	Zuora, Inc. (a)	11,783
		2,077,363
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
877	AvePoint, Inc. (a)	6,814
Telecommunications - 2.8%
2,093	Zoom Video Communications, Inc. (a)	127,882
	TOTAL COMMON STOCKS (Cost $4,695,957)	$3,810,256
SHORT TERM INVESTMENTS - 23.2%
Money Market Funds - 23.2%
789,439	Dreyfus Government Cash Management Institutional Shares, 5.20% (c)(d)	$789,439
267,232	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (c)	267,232
	TOTAL SHORT TERM INVESTMENTS (Cost $1,056,671)	$1,056,671
	TOTAL INVESTMENTS (Cost $5,752,628) - 106.9% (e)	$4,866,927
	Liabilities in Excess of Other Assets - (6.9)%	(312,121)
	TOTAL NET ASSETS - 100.0%	$4,554,806

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2024.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,936,297.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
47

Direxion Daily Cloud Computing Bull 2X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Indxx USA Cloud Computing Index	5.4700% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	4,183	$3,881,740	$(175,992)
Total return of Indxx USA Cloud Computing Index	5.4700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	1,660	1,589,764	(108,360)
					$5,471,504	$(284,352)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
48

Direxion Daily Concentrated Qs Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 35.6%
Computer and Electronic Product Manufacturing - 15.7%
1,761	Alphabet, Inc. (a)	$286,655
1,466	Apple, Inc.	249,704
290	NVIDIA Corp.	250,566
		786,925
General Merchandise Retailers - 5.1%
1,470	Amazon.com, Inc. (a)	257,250
Professional, Scientific, and Technical Services - 4.5%
518	Meta Platforms, Inc.	222,828
Publishing Industries - 4.8%
616	Microsoft Corp.	239,827
Transportation Equipment Manufacturing - 5.5%
1,491	Tesla, Inc. (a)	273,271
	TOTAL COMMON STOCKS (Cost $1,754,925)	$1,780,101
SHORT TERM INVESTMENTS - 57.6%
Money Market Funds - 57.6%
2,159,815	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$2,159,815
722,959	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	722,959
	TOTAL SHORT TERM INVESTMENTS (Cost $2,882,774)	$2,882,774
	TOTAL INVESTMENTS (Cost $4,637,699) - 93.2% (c)	$4,662,875
	Other Assets in Excess of Liabilities - 6.8%	339,951
	TOTAL NET ASSETS - 100.0%	$5,002,826

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,614,710.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Indxx Front of the Q Index	6.0200% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	1,552	$8,487,917	$(281,776)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
49

Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 86.6%
Computer and Electronic Product Manufacturing - 4.0%
27,905	Indie Semiconductor, Inc. (a)	$156,826
Management of Companies and Enterprises - 6.8%
8,379	EHang Holdings Ltd. ADR (China) (a)	149,314
84,042	Polestar Automotive Holding UK PLC ADR (Sweden) (a)(b)	116,818
		266,132
Motor Vehicle and Parts Dealers - 3.8%
82,072	EVgo, Inc. (a)(b)	148,550
Rental and Leasing Services - 3.5%
14,896	Cerence, Inc. (a)	135,703
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 11.4%
108,497	ChargePoint Holdings, Inc. (a)(b)	144,301
64,454	Nio, Inc. ADR (China) (a)(b)	304,223
		448,524
Specialty Trade Contractors - 3.6%
26,008	QuantumScape Corp. (a)	140,964
Transportation Equipment Manufacturing - 53.5%
4,361	BorgWarner, Inc.	142,910
4,194	Gentex Corp.	143,854
20,961	Hesai Group ADR (China) (a)	97,678
10,418	Li Auto, Inc. ADR (China) (a)	273,785
57,692	Lucid Group, Inc. (a)(b)	147,115
99,579	Luminar Technologies, Inc. (a)(b)	146,381
4,778	Mobileye Global, Inc. (Israel) (a)	131,634
228,845	Nikola Corp. (a)	142,021
28,591	Rivian Automotive, Inc. (a)(b)	254,460
1,787	Tesla, Inc. (a)	327,521
35,998	XPeng, Inc. ADR (China) (a)(b)	292,664
		2,100,023
	TOTAL COMMON STOCKS (Cost $4,355,770)	$3,396,722
Shares		Fair Value
SHORT TERM INVESTMENTS - 64.0%
Money Market Funds - 64.0%
1,394,315	Dreyfus Government Cash Management Institutional Shares, 5.20% (c)(d)	$1,394,315
252,860	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (c)	252,860
863,215	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (c)	863,215
	TOTAL SHORT TERM INVESTMENTS (Cost $2,510,390)	$2,510,390
	TOTAL INVESTMENTS (Cost $6,866,160) - 150.6% (e)	$5,907,112
	Liabilities in Excess of Other Assets - (50.6)%	(1,986,045)
	TOTAL NET ASSETS - 100.0%	$3,921,067

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2024.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,546,385.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
50

Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Indxx US Electric and Autonomous Vehicles Index	5.4700% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	1,521	$1,303,181	$(424,180)
Total return of Indxx US Electric and Autonomous Vehicles Index	5.8200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	1,544	1,225,062	(327,262)
Total return of Indxx US Electric and Autonomous Vehicles Index	5.3200% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	4,399	2,683,670	(71,722)
					$5,211,913	$(823,164)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
51

Direxion Daily Energy Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 65.6%
Gasoline Stations and Fuel Dealers - 11.2%
260,769	Chevron Corp.	$42,054,217
Machinery Manufacturing - 1.3%
150,477	Baker Hughes Co.	4,908,560
Oil and Gas Extraction - 8.7%
54,302	APA Corp.	1,707,255
113,089	Coterra Energy, Inc.	3,094,115
96,326	Devon Energy Corp.	4,929,965
87,672	EOG Resources, Inc.	11,584,101
61,842	EQT Corp.	2,479,246
87,987	Marathon Oil Corp.	2,362,451
98,956	Occidental Petroleum Corp.	6,544,950
		32,702,083
Petroleum and Coal Products Manufacturing - 28.6%
177,125	ConocoPhillips	22,250,442
490,193	Exxon Mobil Corp.	57,975,126
55,326	Marathon Petroleum Corp.	10,053,841
64,648	Phillips 66	9,258,240
51,184	Valero Energy Corp.	8,182,786
		107,720,435
Pipeline Transportation - 1.9%
182,897	Williams Companies, Inc.	7,015,929
Support Activities for Mining - 10.7%
26,910	Diamondback Energy, Inc.	5,412,408
133,825	Halliburton Co.	5,014,423
41,387	Hess Corp.	6,518,039
35,128	Pioneer Natural Resources Co.	9,460,673
214,603	Schlumberger Ltd. ADR (Curaco) (a)	10,189,350
33,524	Targa Resources Corp.	3,823,747
		40,418,640
Utilities - 3.2%
290,745	Kinder Morgan, Inc.	5,314,819
87,588	ONEOK, Inc.	6,929,962
		12,244,781
	TOTAL COMMON STOCKS (Cost $227,174,052)	$247,064,645
Shares		Fair Value
SHORT TERM INVESTMENTS - 38.5%
Money Market Funds - 38.5%
128,399,452	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$128,399,452
16,814,889	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	16,814,889
2,273	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	2,273
	TOTAL SHORT TERM INVESTMENTS (Cost $145,216,614)	$145,216,614
	TOTAL INVESTMENTS (Cost $372,390,666) - 104.1% (c)	$392,281,259
	Liabilities in Excess of Other Assets - (4.1)%	(15,388,721)
	TOTAL NET ASSETS - 100.0%	$376,892,538

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $214,395,789.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Energy Select Sector Index	5.8100% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	183,510	$162,699,525	$15,968,230
Total return of Energy Select Sector Index	5.9700% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	75,011	63,610,828	9,407,263
Total return of Energy Select Sector Index	5.9500% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	42,885	36,849,365	4,911,184
Total return of Energy Select Sector Index	5.9700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	213,783	189,572,338	18,930,849
					$452,732,056	$49,217,526

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
52

Direxion Daily Energy Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 104.4%
Money Market Funds - 104.4%
22,456,786	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$22,456,786
1,370,420	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (a)	1,370,420
864,141	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	864,141
	TOTAL SHORT TERM INVESTMENTS (Cost $24,691,347) (b)	$24,691,347
	TOTAL INVESTMENTS (Cost $24,691,347) - 104.4%	$24,691,347
	Liabilities in Excess of Other Assets - (4.4)%	(1,043,747)
	TOTAL NET ASSETS - 100.0%	$23,647,600

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,940,993.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.3600% representing 1 month SOFR rate + spread	Total return of Energy Select Sector Index	BNP Paribas	12/4/2024	8,911	$8,436,652	$(280,955)
5.7000% representing 1 month SOFR rate + spread	Total return of Energy Select Sector Index	J.P. Morgan	12/16/2024	10,011	10,002,204	163,442
5.6400% representing 1 month SOFR rate + spread	Total return of Energy Select Sector Index	UBS Securities LLC	12/17/2024	24,844	22,505,857	(1,763,592)
5.6700% representing 1 month SOFR rate + spread	Total return of Energy Select Sector Index	Barclays	12/23/2024	4,320	3,883,449	(339,014)
					$44,828,162	$(2,220,119)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
53

Direxion Daily Global Clean Energy Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 90.6%
227,759	iShares Global Clean Energy ETF (a)	$3,013,252
	TOTAL INVESTMENT COMPANIES (Cost $3,839,334)	$3,013,252
SHORT TERM INVESTMENTS - 15.9%
Money Market Funds - 15.9%
117,472	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$117,472
412,748	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	412,748
	TOTAL SHORT TERM INVESTMENTS (Cost $530,220)	$530,220
	TOTAL INVESTMENTS (Cost $4,369,554) - 106.5% (c)	$3,543,472
	Liabilities in Excess of Other Assets - (6.5)%	(217,597)
	TOTAL NET ASSETS - 100.0%	$3,325,875

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,226,142.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of The S&P Global Clean Energy Index	5.7700% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	177,597	$2,488,714	$(170,342)
Total return of The S&P Global Clean Energy Index	5.8700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	97,425	1,338,440	(60,313)
					$3,827,154	$(230,655)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
54

Direxion Daily Gold Miners Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 51.1%
8,300,572	VanEck® Gold Miners ETF (a)	$274,997,950
	TOTAL INVESTMENT COMPANIES (Cost $257,944,813)	$274,997,950
SHORT TERM INVESTMENTS - 56.7%
Money Market Funds - 56.7%
221,034,765	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$221,034,765
21,552,559	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	21,552,559
62,266,289	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	62,266,289
	TOTAL SHORT TERM INVESTMENTS (Cost $304,853,613)	$304,853,613
	TOTAL INVESTMENTS (Cost $562,798,426) - 107.8% (c)	$579,851,563
	Liabilities in Excess of Other Assets - (7.8)%	(41,824,611)
	TOTAL NET ASSETS - 100.0%	$538,026,952

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $390,121,183.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of VanEck® Gold Miners ETF	6.1100% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	4,459,236	$127,066,528	$18,902,189
Total return of VanEck® Gold Miners ETF	6.0700% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	3,100,000	94,302,000	7,651,729
Total return of VanEck® Gold Miners ETF	6.1700% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	4,420,733	128,240,696	17,065,758
Total return of VanEck® Gold Miners ETF	5.9600% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	4,062,009	115,268,831	18,271,679
Total return of VanEck® Gold Miners ETF	6.4600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	3,870,358	113,179,026	13,880,234
Total return of VanEck® Gold Miners ETF	6.1900% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	4,267,761	120,903,302	18,937,211
					$698,960,383	$94,708,800

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
55

Direxion Daily Gold Miners Index Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 103.6%
Money Market Funds - 103.6%
127,714,717	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$127,714,717
62,383,169	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	62,383,169
	TOTAL SHORT TERM INVESTMENTS (Cost $190,097,886) (b)	$190,097,886
	TOTAL INVESTMENTS (Cost $190,097,886) - 103.6%	$190,097,886
	Liabilities in Excess of Other Assets - (3.6)%	(6,563,279)
	TOTAL NET ASSETS - 100.0%	$183,534,607

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $95,056,630.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.7000% representing 1 month SOFR rate + spread	Total return of VanEck® Gold Miners ETF	BNP Paribas	12/4/2024	2,167,063	$70,353,138	$(996,378)
5.9700% representing 1 month SOFR rate + spread	Total return of VanEck® Gold Miners ETF	Bank of America Merrill Lynch	12/11/2024	2,323,462	73,414,529	(3,203,529)
5.6700% representing 1 month SOFR rate + spread	Total return of VanEck® Gold Miners ETF	J.P. Morgan	12/16/2024	2,597,429	82,262,133	(3,496,998)
5.9100% representing 1 month SOFR rate + spread	Total return of VanEck® Gold Miners ETF	UBS Securities LLC	12/17/2024	1,563,962	52,987,368	1,285,806
5.9500% representing 1 month SOFR rate + spread	Total return of VanEck® Gold Miners ETF	Citibank N.A.	12/19/2024	2,428,362	79,535,154	(730,958)
					$358,552,322	$(7,142,057)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
56

Direxion Daily Junior Gold Miners Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 39.3%
2,774,583	VanEck® Junior Gold Miners ETF (a)	$112,259,629
	TOTAL INVESTMENT COMPANIES (Cost $112,277,595)	$112,259,629
SHORT TERM INVESTMENTS - 67.8%
Money Market Funds - 67.8%
185,416,433	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$185,416,433
8,100,943	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	8,100,943
	TOTAL SHORT TERM INVESTMENTS (Cost $193,517,376)	$193,517,376
	TOTAL INVESTMENTS (Cost $305,794,971) - 107.1% (c)	$305,777,005
	Liabilities in Excess of Other Assets - (7.1)%	(20,231,682)
	TOTAL NET ASSETS - 100.0%	$285,545,323

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $131,938,078.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of VanEck® Junior Gold Miners ETF	6.1100% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	4,171,126	$150,113,828	$16,705,512
Total return of VanEck® Junior Gold Miners ETF	5.9300% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	1,769,145	60,999,928	9,656,024
Total return of VanEck® Junior Gold Miners ETF	6.4600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	3,582,072	126,986,097	16,326,223
Total return of VanEck® Junior Gold Miners ETF	6.0000% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	1,818,367	67,512,798	4,945,811
					$405,612,651	$47,633,570

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
57

Direxion Daily Junior Gold Miners Index Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 97.9%
Money Market Funds - 97.9%
94,209,766	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$94,209,766
26,605,646	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	26,605,646
	TOTAL SHORT TERM INVESTMENTS (Cost $120,815,412) (b)	$120,815,412
	TOTAL INVESTMENTS (Cost $120,815,412) - 97.9%	$120,815,412
	Other Assets in Excess of Liabilities - 2.1%	2,615,101
	TOTAL NET ASSETS - 100.0%	$123,430,513

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $57,959,507.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.7000% representing 1 month SOFR rate + spread	Total return of VanEck® Junior Gold Miners ETF	BNP Paribas	12/5/2024	1,423,314	$54,961,876	$(2,382,556)
5.6700% representing 1 month SOFR rate + spread	Total return of VanEck® Junior Gold Miners ETF	J.P. Morgan	12/16/2024	1,561,568	62,070,630	(708,678)
5.8900% representing 1 month SOFR rate + spread	Total return of VanEck® Junior Gold Miners ETF	UBS Securities LLC	12/17/2024	1,420,864	55,359,122	(1,669,973)
5.7200% representing 1 month SOFR rate + spread	Total return of VanEck® Junior Gold Miners ETF	Citibank N.A.	12/19/2024	1,696,089	70,043,384	1,517,152
					$242,435,012	$(3,244,055)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
58

Direxion Daily NYSE FANG+ Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 45.4%
Computer and Electronic Product Manufacturing - 19.0%
13,559	Alphabet, Inc. (a)	$2,207,134
11,076	Apple, Inc.	1,886,575
1,508	Broadcom, Inc.	1,960,807
2,085	NVIDIA Corp.	1,801,482
		7,855,998
General Merchandise Retailers - 4.6%
10,736	Amazon.com, Inc. (a)	1,878,800
Motion Picture and Sound Recording Industries - 4.1%
3,111	Netflix, Inc. (a)	1,713,041
Professional, Scientific, and Technical Services - 8.4%
3,825	Meta Platforms, Inc.	1,645,400
11,677	Snowflake, Inc. (a)	1,812,271
		3,457,671
Publishing Industries - 4.3%
4,566	Microsoft Corp.	1,777,681
Transportation Equipment Manufacturing - 5.0%
11,183	Tesla, Inc. (a)	2,049,620
	TOTAL COMMON STOCKS (Cost $16,837,226)	$18,732,811
Shares		Fair Value
SHORT TERM INVESTMENTS - 44.8%
Money Market Funds - 44.8%
14,664,733	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$14,664,733
1,630,004	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	1,630,004
2,190,001	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	2,190,001
	TOTAL SHORT TERM INVESTMENTS (Cost $18,484,738)	$18,484,738
	TOTAL INVESTMENTS (Cost $35,321,964) - 90.2% (c)	$37,217,549
	Other Assets in Excess of Liabilities - 9.8%	4,005,228
	TOTAL NET ASSETS - 100.0%	$41,222,777

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,062,683.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of NYSE FANG+ Index	5.9100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	3,531	$33,937,079	$(19,473)
Total return of NYSE FANG+ Index	5.9700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	2,080	18,058,973	1,773,381
Total return of NYSE FANG+ Index	5.9600% representing 1 month SOFR rate + spread	J.P. Morgan	5/12/2025	950	9,557,673	(342,551)
					$61,553,725	$1,411,357

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
59

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 50.6%
616,262	Global X Robotics & Artificial Intelligence ETF (a)	$18,413,908
	TOTAL INVESTMENT COMPANIES (Cost $17,860,280)	$18,413,908
SHORT TERM INVESTMENTS - 50.3%
Money Market Funds - 50.3%
9,535,164	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$9,535,164
1,819,299	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	1,819,299
6,930,830	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	6,930,830
	TOTAL SHORT TERM INVESTMENTS (Cost $18,285,293)	$18,285,293
	TOTAL INVESTMENTS (Cost $36,145,573) - 100.9% (c)	$36,699,201
	Liabilities in Excess of Other Assets - (0.9)%	(335,137)
	TOTAL NET ASSETS - 100.0%	$36,364,064

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,355,700.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	6.0200% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	423,751	$11,480,141	$919,718
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	6.1100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	363,208	10,168,577	507,375
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	6.0700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	748,089	21,180,212	736,450
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	6.0700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	282,707	8,266,725	32,961
					$51,095,655	$2,196,504

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
60

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 46.9%
Gasoline Stations and Fuel Dealers - 1.8%
36,318	Chevron Corp.	$5,857,004
86,728	Delek US Holdings, Inc.	2,370,276
		8,227,280
Merchant Wholesalers, Durable Goods - 0.1%
11,851	REX American Resources Corp. (a)	655,716
Merchant Wholesalers, Nondurable Goods - 0.2%
47,937	World Kinect Corp.	1,126,519
Mining (except Oil and Gas) - 1.3%
254,207	CNX Resources Corp. (a)	5,978,949
Oil and Gas Extraction - 24.2%
204,224	Antero Resources Corp. (a)	6,945,658
176,652	APA Corp.	5,553,939
80,932	Berry Petroleum Corp.	687,113
33,677	Chord Energy Corp.	5,960,155
190,452	Clean Energy Fuels Corp. (a)	441,849
452,207	Comstock Resources, Inc.	4,549,202
206,475	Coterra Energy, Inc.	5,649,156
90,203	Crescent Energy Co.	959,760
117,907	Devon Energy Corp.	6,034,480
45,850	EOG Resources, Inc.	6,058,160
145,063	EQT Corp.	5,815,576
128,912	Green Plains, Inc. (a)	2,664,611
585,445	Kosmos Energy Ltd. (a)	3,319,473
207,826	Magnolia Oil & Gas Corp.	5,210,198
219,992	Marathon Oil Corp.	5,906,785
84,424	Matador Resources Co.	5,259,615
132,364	Murphy Oil Corp.	5,908,729
126,530	Northern Oil and Gas, Inc.	5,161,159
89,513	Occidental Petroleum Corp.	5,920,390
70,735	Par Pacific Holdings, Inc. (a)	2,178,638
164,382	Range Resources Corp.	5,902,958
32,825	SilverBow Resources, Inc. (a)	1,008,384
43,891	Sitio Royalties Corp.	1,020,027
104,427	SM Energy Co.	5,063,665
784,246	Southwestern Energy Co. (a)	5,874,002
146,308	Talos Energy, Inc. (a)	1,928,339
2,891,522	Tellurian, Inc. (a)	1,243,644
70,907	VAALCO Energy, Inc.	453,805
23,235	Vitesse Energy, Inc.	515,585
		113,195,055
Petroleum and Coal Products Manufacturing - 9.8%
48,163	ConocoPhillips	6,050,236
83,556	CVR Energy, Inc.	2,538,431
50,223	Exxon Mobil Corp.	5,939,874
96,566	HF Sinclair Corp.	5,238,706
30,315	Marathon Petroleum Corp.	5,508,842
108,719	PBF Energy, Inc.	5,791,461
36,451	Phillips 66	5,220,148
36,397	Valero Energy Corp.	5,818,788
68,365	Vital Energy, Inc. (a)	3,624,712
		45,731,198
Printing and Related Support Activities - 1.2%
341,018	Permian Resources Corp.	5,712,051
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.9%
7,227	Texas Pacific Land Corp.	$4,164,920
Support Activities for Mining - 7.4%
60,873	California Resources Corp.	3,217,747
78,414	Civitas Resources, Inc.	5,642,672
29,693	Diamondback Energy, Inc.	5,972,153
15,372	Gulfport Energy Corp. (a)	2,439,690
37,564	Hess Corp.	5,915,954
110,043	Ovintiv, Inc.	5,647,407
22,350	Pioneer Natural Resources Co.	6,019,302
		34,854,925
	TOTAL COMMON STOCKS (Cost $220,273,284)	$219,646,613
SHORT TERM INVESTMENTS - 60.1%
Money Market Funds - 60.1%
213,766,815	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$213,766,815
2,942,810	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	2,942,810
64,790,869	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	64,790,869
	TOTAL SHORT TERM INVESTMENTS (Cost $281,500,494)	$281,500,494
	TOTAL INVESTMENTS (Cost $501,773,778) - 107.0% (c)	$501,147,107
	Liabilities in Excess of Other Assets - (7.0)%	(32,470,226)
	TOTAL NET ASSETS - 100.0%	$468,676,881

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $297,207,545.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
61

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.8600% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	8,815	$46,522,573	$4,309,935
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.8600% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	30,724	155,517,051	22,074,389
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.7200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	21,380	108,620,424	14,629,781
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.8400% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	8,964	44,570,173	7,265,997
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.8100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	17,963	94,119,740	9,900,370
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	5.8500% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	34,954	185,601,700	16,337,019
					$634,951,661	$74,517,491

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
62

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 109.4%
Money Market Funds - 109.4%
34,039,071	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$34,039,071
8,600,763	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	8,600,763
19,824,520	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	19,824,520
	TOTAL SHORT TERM INVESTMENTS (Cost $62,464,354) (b)	$62,464,354
	TOTAL INVESTMENTS (Cost $62,464,354) - 109.4%	$62,464,354
	Liabilities in Excess of Other Assets - (9.4)%	(5,383,086)
	TOTAL NET ASSETS - 100.0%	$57,081,268

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $32,186,788.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.6200% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Goldman Sachs	12/10/2024	4,069	$20,961,866	$(2,663,531)
5.5200% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Bank of America Merrill Lynch	12/11/2024	5,615	33,050,351	298,298
5.6000% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	J.P. Morgan	12/16/2024	2,397	11,918,196	(1,954,826)
5.4700% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	UBS Securities LLC	12/17/2024	3,569	21,317,160	542,575
5.5900% representing 1 month SOFR rate + spread	Total return of S&P Oil & Gas Select Industry Index	Exploration & Production Citibank N.A.	12/19/2024	3,883	20,626,045	(1,815,971)
					$107,873,618	$(5,593,455)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
63

Direxion Daily Travel & Vacation Bull 2X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 77.9%
Accommodation - 31.0%
2,624	Airbnb, Inc. (a)	$416,088
4,588	Apple Hospitality REIT, Inc.	67,719
1,459	Boyd Gaming Corp.	78,071
2,424	Caesars Entertainment Inc. (a)	86,828
828	Choice Hotels International, Inc. (b)	97,919
1,782	Hilton Grand Vacations, Inc. (a)	74,202
2,114	Hilton Worldwide Holdings, Inc.	417,050
7,499	Host Hotels & Resorts, Inc.	141,506
3,448	Huazhu Group Ltd. ADR	126,576
700	Hyatt Hotels Corp.	104,153
1,823	InterContinental Hotels Group PLC ADR (United Kingdom)	179,292
5,271	Las Vegas Sands Corp.	233,822
1,735	Marriott International, Inc. Class A	409,686
8,188	Melco Resorts & Entertainment Ltd. ADR (a)	53,549
3,528	MGM Resorts International (a)	139,144
4,716	Park Hotels & Resorts, Inc.	76,069
2,970	Penn Entertainment, Inc. (a)	49,124
6,301	Sunstone Hotel Investors, Inc.	64,270
1,845	Travel + Leisure Co.	80,331
470	Vail Resorts, Inc.	89,004
1,388	Wyndham Hotels & Resorts, Inc.	102,032
		3,086,435
Administrative and Support Services - 11.1%
112	Booking Holdings, Inc.	386,627
1,905	Live Nation Entertainment, Inc. (a)	169,374
1,648	MakeMyTrip Ltd. ADR (India) (a)	109,114
1,963	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	274,094
2,560	Six Flags Entertainment Corp. (a)	60,365
3,710	TripAdvisor, Inc. (a)(b)	97,684
		1,097,258
Air Transportation - 13.3%
2,455	Alaska Air Group, Inc. (a)	105,614
774	Allegiant Travel Co.	42,230
9,242	American Airlines Group, Inc. (a)	124,859
677	Copa Holdings SA ADR (Panama)	64,654
6,646	Delta Air Lines, Inc.	332,765
12,958	JetBlue Airways Corp. (a)	73,601
1,640	Ryanair Holdings PLC ADR (Ireland)	223,368
5,806	Southwest Airlines Co.	150,608
4,449	Spirit Airlines, Inc. (b)	15,705
3,574	United Continental Holdings, Inc. (a)	183,918
		1,317,322
Amusement, Gambling, and Recreation Industries - 6.4%
3,880	The Walt Disney Co.	431,068
1,254	United Parks & Resorts, Inc. (a)	63,728
1,475	Wynn Resorts Ltd.	135,184
		629,980
Shares		Fair Value
Management of Companies and Enterprises - 6.6%
12,444	Carnival Corp. ADR (Panama) (a)	$184,420
6,213	Norwegian Cruise Line Holdings Ltd. ADR (a)	117,550
7,272	Trip.com Group Ltd. ADR (China) (a)	350,947
		652,917
Performing Arts, Spectator Sports, and Related Industries - 1.2%
933	Churchill Downs, Inc.	120,357
Real Estate - 6.2%
2,970	Gaming & Leisure Properties, Inc.	126,908
883	Marriott Vacations Worldwide Corp.	84,865
4,266	Pebblebrook Hotel Trust	61,985
948	Ryman Hospitality Properties, Inc.	99,995
8,427	VICI Properties, Inc.	240,591
		614,344
Support Activities for Transportation - 2.1%
1,530	Expedia, Inc. (a)	205,984
	TOTAL COMMON STOCKS (Cost $8,729,235)	$7,724,597
SHORT TERM INVESTMENTS - 28.5%
Money Market Funds - 28.5%
1,072,713	Dreyfus Government Cash Management Institutional Shares, 5.20% (c)(d)	$1,072,713
1,749,214	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (c)	1,749,214
	TOTAL SHORT TERM INVESTMENTS (Cost $2,821,927)	$2,821,927
	TOTAL INVESTMENTS (Cost $11,551,162) - 106.4% (e)	$10,546,524
	Liabilities in Excess of Other Assets - (6.4)%	(633,982)
	TOTAL NET ASSETS - 100.0%	$9,912,542

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2024.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,404,595.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
64

Direxion Daily Travel & Vacation Bull 2X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of BlueStar® Travel and Vacation Index	5.8200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	40,219	$6,612,882	$(445,917)
Total return of BlueStar® Travel and Vacation Index	6.0200% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	38,270	5,676,113	122,980
					$12,288,995	$(322,937)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
65

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily AAPL Bear 1X Shares	Direxion Daily AMZN Bear 1X Shares	Direxion Daily GOOGL Bear 1X Shares
Assets:
Investments, at fair value (Note 2)	$185,761,311	$36,225,637	$3,400,816	$3,099,541
Receivable for Fund shares sold	1,885,479	—	2,903,441	—
Dividend and interest receivable	769,776	147,235	13,812	12,869
Due from broker for swap contracts	13,292	224,847	—	1
Unrealized appreciation on swap contracts	2,600,627	3,492,064	79,082	—
Prepaid expenses and other assets	71,487	4,299	1,879	1,852
Total Assets	191,101,972	40,094,082	6,399,030	3,114,263
Liabilities:
Payable for Fund shares redeemed	17,240,462	8,423,291	—	—
Unrealized depreciation on swap contracts	2,041,212	—	12,015	186,105
Due to Adviser, net (Note 6)	49,621	12,697	1,433	1,320
Due to broker for swap contracts	600,000	3,613,843	—	—
Accrued expenses and other liabilities	43,350	17,543	11,623	11,586
Total Liabilities	19,974,645	12,067,374	25,071	199,011
Net Assets	$171,127,327	$28,026,708	$6,373,959	$2,915,252
Net Assets Consist of:
Capital stock	$355,636,023	$32,895,324	$8,950,921	$5,549,456
Total distributable loss	(184,508,696)	(4,868,616)	(2,576,962)	(2,634,204)
Net Assets	$171,127,327	$28,026,708	$6,373,959	$2,915,252
Calculation of Net Asset Value Per Share:
Net assets	$171,127,327	$28,026,708	$6,373,959	$2,915,252
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	13,399,983	1,225,001	425,001	200,001
Net assets value, redemption price and offering price per share	$12.77	$22.88	$15.00	$14.58
Cost of Investments	$185,761,311	$36,225,637	$3,400,816	$3,099,541

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
66

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily MSFT Bear 1X Shares	Direxion Daily NVDA Bear 1X Shares	Direxion Daily TSLA Bear 1X Shares	Direxion Daily Concentrated Qs Bear 1X Shares
Assets:
Investments, at fair value (Note 2)	$10,461,497	$8,973,497	$61,017,804	$4,917,327
Receivable for Fund shares sold	—	—	4,389,383	—
Due from Adviser, net (Note 6)	—	—	—	3,610
Dividend and interest receivable	33,570	44,065	266,101	18,578
Unrealized appreciation on swap contracts	618,572	100,235	15,690,720	55,517
Prepaid expenses and other assets	1,754	2,572	2,050	—
Total Assets	11,115,393	9,120,369	81,366,058	4,995,032
Liabilities:
Payable for Fund shares redeemed	—	—	2,895,559	—
Unrealized depreciation on swap contracts	—	488,158	2,323,924	—
Due to Adviser, net (Note 6)	5,296	1,944	20,420	—
Due to broker for swap contracts	152,000	80,000	12,982,000	—
Accrued expenses and other liabilities	12,461	21,742	20,888	9,494
Total Liabilities	169,757	591,844	18,242,791	9,494
Net Assets	$10,945,636	$8,528,525	$63,123,267	$4,985,538
Net Assets Consist of:
Capital stock	$14,129,327	$15,164,074	$73,980,477	$4,955,974
Total distributable earnings (loss)	(3,183,691)	(6,635,549)	(10,857,210)	29,564
Net Assets	$10,945,636	$8,528,525	$63,123,267	$4,985,538
Calculation of Net Asset Value Per Share:
Net assets	$10,945,636	$8,528,525	$63,123,267	$4,985,538
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	725,001	725,001	2,725,001	200,001
Net assets value, redemption price and offering price per share	$15.10	$11.76	$23.16	$24.93
Cost of Investments	$10,461,497	$8,973,497	$61,017,804	$4,917,327

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
67

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily AAPL Bull 2X Shares	Direxion Daily AMZN Bull 2X Shares	Direxion Daily GOOGL Bull 2X Shares	Direxion Daily MSFT Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$61,451,197	$86,292,630	$69,136,204	$77,970,137
Receivable for Fund shares sold	—	8,966,223	—	—
Receivable for investments sold	—	—	4,984,190	—
Dividend and interest receivable	204,856	291,846	224,408	269,399
Due from broker for swap contracts	—	—	3,262,625	—
Unrealized appreciation on swap contracts	—	—	3,136,439	—
Prepaid expenses and other assets	1,751	1,722	1,724	1,724
Total Assets	61,657,804	95,552,421	80,745,590	78,241,260
Liabilities:
Unrealized depreciation on swap contracts	4,703,078	5,339,446	3,456,927	5,467,513
Due to Adviser, net (Note 6)	22,667	26,006	27,071	20,228
Due to broker for swap contracts	249,954	999,463	7,528,000	1,280,113
Accrued expenses and other liabilities	19,425	23,451	21,159	24,690
Total Liabilities	4,995,124	6,388,366	11,033,157	6,792,544
Net Assets	$56,662,680	$89,164,055	$69,712,433	$71,448,716
Net Assets Consist of:
Capital stock	$65,518,900	$73,027,769	$52,856,415	$67,522,689
Total distributable earnings (loss)	(8,856,220)	16,136,286	16,856,018	3,926,027
Net Assets	$56,662,680	$89,164,055	$69,712,433	$71,448,716
Calculation of Net Asset Value Per Share:
Net assets	$56,662,680	$89,164,055	$69,712,433	$71,448,716
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,575,001	2,825,001	1,800,001	1,850,001
Net assets value, redemption price and offering price per share	$22.00	$31.56	$38.73	$38.62
Cost of Investments	$61,479,422	$84,875,427	$66,971,944	$77,327,335

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
68

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily NVDA Bull 2X Shares	Direxion Daily TSLA Bull 2X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$138,255,462	$1,293,761,736	$62,770,620	$374,682,868
Cash	—	—	900,000	—
Receivable for Fund shares sold	—	13,075,775	8,821	—
Dividend and interest receivable	542,200	3,894,346	137,051	765,797
Due from broker for swap contracts	—	66,408,811	—	—
Unrealized appreciation on swap contracts	—	—	4,106,497	31,980,812
Prepaid expenses and other assets	2,526	4,244	4,871	7,780
Total Assets	138,800,188	1,377,144,912	67,927,860	407,437,257
Liabilities:
Payable for Fund shares redeemed	—	577,261	—	—
Payable for investments purchased	—	29,108,850	—	—
Unrealized depreciation on swap contracts	6,835,755	226,385,013	—	—
Due to Adviser, net (Note 6)	39,338	253,010	22,200	117,060
Due to broker for swap contracts	207,099	157,042,760	4,569,111	49,039,323
Accrued expenses and other liabilities	34,655	182,871	59,095	214,689
Total Liabilities	7,116,847	413,549,765	4,650,406	49,371,072
Net Assets	$131,683,341	$963,595,147	$63,277,454	$358,066,185
Net Assets Consist of:
Capital stock	$82,711,955	$1,423,350,439	$126,844,207	$884,754,547
Total distributable earnings (loss)	48,971,386	(459,755,292)	(63,566,753)	(526,688,362)
Net Assets	$131,683,341	$963,595,147	$63,277,454	$358,066,185
Calculation of Net Asset Value Per Share:
Net assets	$131,683,341	$963,595,147	$63,277,454	$358,066,185
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,275,001	115,975,001	4,400,000	10,774,087
Net assets value, redemption price and offering price per share	$57.88	$8.31	$14.38	$33.23
Cost of Investments	$137,858,227	$1,307,972,889	$63,665,084	$369,469,880
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
69

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	Direxion Daily MSCI India Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$147,252,194	$106,024,960	$2,635,834	$88,548,447
Due from Adviser, net (Note 6)	—	—	2,389	—
Dividend and interest receivable	174,961	235,154	3,615	182,388
Foreign tax reclaims	110	—	—	—
Unrealized appreciation on swap contracts	8,572,573	—	—	7,487,690
Prepaid expenses and other assets	1,610	7,157	2,523	2,864
Total Assets	156,001,448	106,267,271	2,644,361	96,221,389
Liabilities:
Unrealized depreciation on swap contracts	—	7,679,549	92,982	—
Due to Adviser, net (Note 6)	51,461	32,337	—	29,914
Due to broker for swap contracts	11,208,200	237,576	1,387	7,631,475
Accrued expenses and other liabilities	67,528	101,964	8,827	72,591
Total Liabilities	11,327,189	8,051,426	103,196	7,733,980
Net Assets	$144,674,259	$98,215,845	$2,541,165	$88,487,409
Net Assets Consist of:
Capital stock	$74,529,720	$553,083,837	$2,500,025	$73,394,103
Total distributable earnings (loss)	70,144,539	(454,867,992)	41,140	15,093,306
Net Assets	$144,674,259	$98,215,845	$2,541,165	$88,487,409
Calculation of Net Asset Value Per Share:
Net assets	$144,674,259	$98,215,845	$2,541,165	$88,487,409
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,283,236	1,258,631	100,001	1,399,686
Net assets value, redemption price and offering price per share	$112.74	$78.03	$25.41	$63.22
Cost of Investments	$134,750,542	$111,046,952	$2,602,428	$86,000,158

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
70

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily Cloud Computing Bull 2X Shares	Direxion Daily Concentrated Qs Bull 2X Shares	Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	Direxion Daily Energy Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$4,866,927	$4,662,875	$5,907,112	$392,281,259
Receivable for Fund shares sold	—	625,369	—	—
Receivable for investments sold	—	—	683,582	—
Due from Adviser, net (Note 6)	—	1,719	2,821	—
Dividend and interest receivable	5,105	4,189	10,795	831,268
Due from broker for swap contracts	—	—	—	211,075
Foreign tax reclaims	3,053	—	—	—
Unrealized appreciation on swap contracts	—	—	—	49,217,526
Prepaid expenses and other assets	4,804	—	68	446,272
Total Assets	4,879,889	5,294,152	6,604,378	442,987,400
Liabilities:
Collateral for securities loaned (Note 2)	10,361	—	1,123,033	—
Payable for investments purchased	—	—	688,379	—
Unrealized depreciation on swap contracts	284,352	281,776	823,164	—
Due to Adviser, net (Note 6)	260	—	—	137,924
Due to broker for swap contracts	6,800	—	27,054	65,600,000
Accrued expenses and other liabilities	23,310	9,550	21,681	356,938
Total Liabilities	325,083	291,326	2,683,311	66,094,862
Net Assets	$4,554,806	$5,002,826	$3,921,067	$376,892,538
Net Assets Consist of:
Capital stock	$18,197,385	$5,079,942	$15,900,813	$322,675,692
Total distributable earnings (loss)	(13,642,579)	(77,116)	(11,979,746)	54,216,846
Net Assets	$4,554,806	$5,002,826	$3,921,067	$376,892,538
Calculation of Net Asset Value Per Share:
Net assets	$4,554,806	$5,002,826	$3,921,067	$376,892,538
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	500,001	200,001	224,948	5,463,531
Net assets value, redemption price and offering price per share	$9.11	$25.01	$17.43	$68.98
Cost of Investments	$5,752,628	$4,637,699	$6,866,160	$372,390,666

*  Securities loaned with values of $63,153, $–, $980,810 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
71

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily Energy Bear 2X Shares	Direxion Daily Global Clean Energy Bull 2X Shares	Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares
Assets:
Investments, at fair value (Note 2)	$24,691,347	$3,543,472	$579,851,563	$190,097,886
Receivable for Fund shares sold	1,109,997	—	—	—
Due from Adviser, net (Note 6)	—	1,406	—	—
Dividend and interest receivable	109,249	2,459	1,318,740	654,214
Due from broker for swap contracts	—	—	1,522,868	—
Unrealized appreciation on swap contracts	163,442	—	94,708,800	1,285,806
Prepaid expenses and other assets	70,106	31,260	14,000	13,667
Total Assets	26,144,141	3,578,597	677,415,971	192,051,573
Liabilities:
Unrealized depreciation on swap contracts	2,383,561	230,655	—	8,427,863
Due to Adviser, net (Note 6)	13,471	—	203,450	53,861
Due to broker for swap contracts	67,000	7,211	139,021,511	—
Accrued expenses and other liabilities	32,509	14,856	164,058	35,242
Total Liabilities	2,496,541	252,722	139,389,019	8,516,966
Net Assets	$23,647,600	$3,325,875	$538,026,952	$183,534,607
Net Assets Consist of:
Capital stock	$225,114,073	$11,596,809	$2,348,311,996	$849,044,617
Total distributable loss	(201,466,473)	(8,270,934)	(1,810,285,044)	(665,510,010)
Net Assets	$23,647,600	$3,325,875	$538,026,952	$183,534,607
Calculation of Net Asset Value Per Share:
Net assets	$23,647,600	$3,325,875	$538,026,952	$183,534,607
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,065,264	550,001	14,501,908	21,960,171
Net assets value, redemption price and offering price per share	$22.20	$6.05	$37.10	$8.36
Cost of Investments	$24,691,347	$4,369,554	$562,798,426	$190,097,886

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
72

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares	Direxion Daily NYSE FANG+ Bull 2X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$305,777,005	$120,815,412	$37,217,549	$36,699,201
Receivable for Fund shares sold	5,358,510	5,496,293	—	—
Receivable for investments sold	—	—	3,795,678	—
Dividend and interest receivable	925,280	426,178	81,521	79,420
Due from broker for swap contracts	—	1	840,000	—
Unrealized appreciation on swap contracts	47,633,570	1,517,152	1,773,381	2,196,504
Prepaid expenses and other assets	9,294	4,373	14,810	545
Total Assets	359,703,659	128,259,409	43,722,939	38,975,670
Liabilities:
Unrealized depreciation on swap contracts	—	4,761,207	362,024	—
Due to Adviser, net (Note 6)	103,241	34,957	8,293	13,334
Due to broker for swap contracts	73,953,732	—	2,090,000	2,572,758
Accrued expenses and other liabilities	101,363	32,732	39,845	25,514
Total Liabilities	74,158,336	4,828,896	2,500,162	2,611,606
Net Assets	$285,545,323	$123,430,513	$41,222,777	$36,364,064
Net Assets Consist of:
Capital stock	$1,863,180,085	$379,704,550	$36,698,347	$51,989,974
Total distributable earnings (loss)	(1,577,634,762)	(256,274,037)	4,524,430	(15,625,910)
Net Assets	$285,545,323	$123,430,513	$41,222,777	$36,364,064
Calculation of Net Asset Value Per Share:
Net assets	$285,545,323	$123,430,513	$41,222,777	$36,364,064
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	7,993,351	28,032,449	379,852	1,673,646
Net assets value, redemption price and offering price per share	$35.72	$4.40	$108.52	$21.73
Cost of Investments	$305,794,971	$120,815,412	$35,321,964	$36,145,573

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
73

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Direxion Daily Travel & Vacation Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$501,147,107	$62,464,354	$10,546,524
Dividend and interest receivable	1,267,012	267,187	15,366
Due from broker for swap contracts	2,924,477	—	—
Unrealized appreciation on swap contracts	74,517,491	840,873	122,980
Prepaid expenses and other assets	27,461	3,072	10,197
Total Assets	579,883,548	63,575,486	10,695,067
Liabilities:
Collateral for securities loaned (Note 2)	—	—	8,045
Unrealized depreciation on swap contracts	—	6,434,328	445,917
Due to Adviser, net (Note 6)	178,507	33,258	5,688
Due to broker for swap contracts	110,874,000	1	294,861
Accrued expenses and other liabilities	154,160	26,631	28,014
Total Liabilities	111,206,667	6,494,218	782,525
Net Assets	$468,676,881	$57,081,268	$9,912,542
Net Assets Consist of:
Capital stock	$438,265,164	$301,486,627	$28,096,908
Total distributable earnings (loss)	30,411,717	(244,405,359)	(18,184,366)
Net Assets	$468,676,881	$57,081,268	$9,912,542
Calculation of Net Asset Value Per Share:
Net assets	$468,676,881	$57,081,268	$9,912,542
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	12,063,688	6,307,895	700,001
Net assets value, redemption price and offering price per share	$38.85	$9.05	$14.16
Cost of Investments	$501,773,778	$62,464,354	$11,551,162

*  Securities loaned with values of $–, $– and $7,855, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
74

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily AAPL Bear 1X Shares	Direxion Daily AMZN Bear 1X Shares	Direxion Daily GOOGL Bear 1X Shares
Investment Income:
Dividend income	$—	$—	$—	$—
Interest income	5,039,291	899,214	93,385	81,850
Total investment income	5,039,291	899,214	93,385	81,850
Expenses:
Investment advisory fees (Note 6)	349,549	128,895	12,600	11,388
Interest expense	80,103	33,004	107	152
Licensing fees	49,962	187	17	13
Fund servicing fees	31,140	5,720	1,014	955
Management service fees (Note 6)	24,525	4,218	413	373
Professional fees	13,700	5,948	5,083	5,069
Reports to shareholders	9,730	1,641	164	141
Exchange listing fees	3,615	2,493	2,493	2,493
Pricing fees	2,992	2,992	2,992	2,992
Trustees' fees and expenses	2,081	357	35	31
Insurance fees	1,640	277	28	24
Other	4,248	727	71	63
Total Expenses	573,285	186,459	25,017	23,694
Recoupment of expenses to Adviser (Note 6)	—	9,812	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(43,761)	—	(8,949)	(9,117)
Net Expenses	529,524	196,271	16,068	14,577
Net investment income	4,509,767	702,943	77,317	67,273
Net realized and unrealized gain (loss) on investments:
Net realized loss on: Swap contracts	(33,592,876)	(2,223,870)	(1,005,920)	(857,642)
Net realized loss	(33,592,876)	(2,223,870)	(1,005,920)	(857,642)
Change in net unrealized appreciation (depreciation) on: Swap contracts	(15,227,917)	2,125,079	154,147	(324,783)
Change in net unrealized appreciation (depreciation)	(15,227,917)	2,125,079	154,147	(324,783)
Net realized and unrealized loss	(48,820,793)	(98,791)	(851,773)	(1,182,425)
Net increase (decrease) in net assets resulting from operations	$(44,311,026)	$604,152	$(774,456)	$(1,115,152)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
75

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily MSFT Bear 1X Shares	Direxion Daily NVDA Bear 1X Shares	Direxion Daily TSLA Bear 1X Shares	Direxion Daily Concentrated Qs Bear 1X Shares[1]
Investment Income:
Dividend income	$—	$—	$—	$—
Interest income	206,539	276,535	1,429,256	27,508
Total investment income	206,539	276,535	1,429,256	27,508
Expenses:
Investment advisory fees (Note 6)	28,839	35,980	208,870	1,836
Professional fees	5,201	5,259	6,533	1,534
Pricing fees	2,992	2,992	2,992	904
Exchange listing fees	2,493	2,494	2,493	791
Fund servicing fees	1,664	1,965	8,931	305
Management service fees (Note 6)	944	1,178	6,835	128
Interest expense	577	2,111	215,203	—
Reports to shareholders	366	464	2,639	47
Trustees' fees and expenses	79	99	580	11
Insurance fees	62	78	445	8
Licensing fees	43	1,869	343	3,616
Offering fees	—	7,480	—	2,260
Other	162	203	1,179	22
Total Expenses	43,422	62,172	457,043	11,462
Recoupment of expenses to Adviser (Note 6)	—	—	1,636	—
Less: Reimbursement of expenses from Adviser (Note 6)	(6,317)	(14,486)	—	(9,102)
Net Expenses	37,105	47,686	458,679	2,360
Net investment income	169,434	228,849	970,577	25,148
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	1	—	—
Swap contracts	(1,463,005)	(6,105,030)	(762,623)	(51,101)
Net realized loss	(1,463,005)	(6,105,029)	(762,623)	(51,101)
Change in net unrealized appreciation (depreciation) on: Swap contracts	701,103	(1,432,969)	3,000,004	55,517
Change in net unrealized appreciation (depreciation)	701,103	(1,432,969)	3,000,004	55,517
Net realized and unrealized gain (loss)	(761,902)	(7,537,998)	2,237,381	4,416
Net increase (decrease) in net assets resulting from operations	$(592,468)	$(7,309,149)	$3,207,958	$29,564

1  Represents the period from March 7, 2024 (commencement of operations) to April 30, 2024.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
76

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily AAPL Bull 2X Shares	Direxion Daily AMZN Bull 2X Shares	Direxion Daily GOOGL Bull 2X Shares	Direxion Daily MSFT Bull 2X Shares
Investment Income:
Dividend income	$19,202	$—	$—	$42,731
Interest income	893,377	1,399,331	1,098,878	1,434,165
Total investment income	912,579	1,399,331	1,098,878	1,476,896
Expenses:
Investment advisory fees (Note 6)	151,736	231,136	190,313	254,215
Interest expense	22,351	127,282	39,562	87,042
Fund servicing fees	6,640	9,807	8,175	10,748
Professional fees	6,116	6,689	6,393	6,863
Management service fees (Note 6)	4,966	7,562	6,227	8,318
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,493	2,493	2,493	2,494
Reports to shareholders	1,928	2,906	2,401	3,203
Trustees' fees and expenses	418	638	526	701
Insurance fees	325	490	405	540
Licensing fees	295	407	361	387
Other	852	1,297	1,070	1,427
Total Expenses	201,112	393,699	260,918	378,930
Recoupment of expenses to Adviser (Note 6)	13,438	14,547	19,707	19,465
Net Expenses	214,550	408,246	280,625	398,395
Net investment income	698,029	991,085	818,253	1,078,501
Net realized and unrealized gain (loss) on investments:
Net realized gain on: Investment securities	20,776	306,300	103,568	—
In-kind redemptions	83,224	362,484	946,053	1,115,372
Swap contracts	1,485,962	21,551,280	14,765,051	7,640,220
Net realized gain	1,589,962	22,220,064	15,814,672	8,755,592
Change in net unrealized appreciation (depreciation) on: Investment securities	(156,092)	1,158,578	1,664,796	53,470
Swap contracts	(3,625,911)	(7,478,274)	1,757,205	(5,969,388)
Change in net unrealized appreciation (depreciation)	(3,782,003)	(6,319,696)	3,422,001	(5,915,918)
Net realized and unrealized gain (loss)	(2,192,041)	15,900,368	19,236,673	2,839,674
Net increase (decrease) in net assets resulting from operations	$(1,494,012)	$16,891,453	$20,054,926	$3,918,175

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
77

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily NVDA Bull 2X Shares	Direxion Daily TSLA Bull 2X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares
Investment Income:
Dividend income	$597	$—	$666,441	$3,020,104
Interest income	1,808,128	21,871,643	910,921	4,890,705
Total investment income	1,808,725	21,871,643	1,577,362	7,910,809
Expenses:
Interest expense	279,217	557,712	19,971	80,290
Investment advisory fees (Note 6)	271,534	3,204,859	229,601	1,265,618
Fund servicing fees	11,244	130,920	9,814	51,909
Management service fees (Note 6)	8,877	104,909	7,515	41,425
Offering fees	7,480	—	—	—
Professional fees	6,913	29,109	6,704	14,476
Reports to shareholders	3,288	41,184	2,932	16,202
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,494	2,493	2,712	2,712
Licensing fees	1,869	3,915	9,215	50,646
Trustees' fees and expenses	743	8,826	634	3,495
Insurance fees	554	6,941	494	2,730
Excise tax	—	—	—	4,072
Other	1,504	18,011	1,293	7,125
Total Expenses	598,709	4,111,871	293,877	1,543,692
Recoupment of expenses to Adviser (Note 6)	16,910	558	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(2,079)	—	—	—
Net Expenses	613,540	4,112,429	293,877	1,543,692
Net investment income	1,195,185	17,759,214	1,283,485	6,367,117
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	801,593	(16,750,016)	(3,160,538)	(11,189,143)
In-kind redemptions	1,325,067	4,787,702	427,362	2,725,844
Swap contracts	53,156,746	(67,226,551)	(18,029,689)	(61,130,519)
Net realized gain (loss)	55,283,406	(79,188,865)	(20,762,865)	(69,593,818)
Change in net unrealized appreciation (depreciation) on: Investment securities	489,145	(10,199,316)	2,592,467	13,603,407
Swap contracts	(5,292,451)	(65,262,792)	16,208,863	78,666,545
Change in net unrealized appreciation (depreciation)	(4,803,306)	(75,462,108)	18,801,330	92,269,952
Net realized and unrealized gain (loss)	50,480,100	(154,650,973)	(1,961,535)	22,676,134
Net increase (decrease) in net assets resulting from operations	$51,675,285	$(136,891,759)	$(678,050)	$29,043,251

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
78

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares[1]	Direxion Daily MSCI India Bull 2X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $322, $—, $— and $—, respectively)	$1,650,653	$1,698,554	$—	$—
Interest income	642,375	1,740,893	9,453	1,067,899
Securities lending income	—	2,113	—	—
Total investment income	2,293,028	3,441,560	9,453	1,067,899
Expenses:
Investment advisory fees (Note 6)	589,124	407,688	4,463	280,174
Interest expense	277,560	258,752	—	98,689
Licensing fees	70,695	36,503	3,452	14,943
Fund servicing fees	36,478	17,111	405	11,819
Management service fees (Note 6)	28,928	13,346	146	9,168
Professional fees	11,645	8,063	2,333	7,064
Reports to shareholders	11,367	5,253	53	3,546
Pricing fees	2,992	2,992	1,381	2,992
Exchange listing fees	2,712	2,712	1,208	2,712
Trustees' fees and expenses	2,443	1,126	12	773
Insurance fees	1,916	885	9	598
Offering fees	—	—	3,452	—
Other	4,984	2,298	25	1,575
Total Expenses	1,040,844	756,729	16,939	434,053
Less: Reimbursement of expenses from Adviser (Note 6)	(56,334)	—	(11,285)	—
Net Expenses	984,510	756,729	5,654	434,053
Net investment income	1,308,518	2,684,831	3,799	633,846
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(232,639)	14	911	—
In-kind redemptions	31,831,856	1,556,141	—	999,491
Swap contracts	40,195,359	24,102,027	99,237	8,352,646
Net realized gain	71,794,576	25,658,182	100,148	9,352,137
Change in net unrealized appreciation (depreciation) on: Investment securities	11,916,399	401,182	33,406	4,565,761
Swap contracts	7,501,996	(13,878,682)	(92,982)	8,366,995
Change in net unrealized appreciation (depreciation)	19,418,395	(13,477,500)	(59,576)	12,932,756
Net realized and unrealized gain	91,212,971	12,180,682	40,572	22,284,893
Net increase in net assets resulting from operations	$92,521,489	$14,865,513	$44,371	$22,918,739

1  Represents the period from February 7, 2024 (commencement of operations) to April 30, 2024.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
79

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily Cloud Computing Bull 2X Shares	Direxion Daily Concentrated Qs Bull 2X Shares[1]	Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	Direxion Daily Energy Bull 2X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $234, $—, $— and $—, respectively)	$2,572	$—	$5,760	$4,720,860
Interest income	43,027	9,006	35,913	2,959,123
Securities lending income	210	—	36,552	—
Total investment income	45,809	9,006	78,225	7,679,983
Expenses:
Investment advisory fees (Note 6)	27,930	4,828	18,227	1,393,334
Interest expense	13,406	—	1,322	467,677
Licensing fees	11,967	3,616	11,966	110,992
Professional fees	5,195	1,540	5,124	15,416
Pricing fees	2,992	904	2,992	2,992
Exchange listing fees	2,712	791	2,712	2,712
Fund servicing fees	1,631	339	1,241	57,050
Management service fees (Note 6)	914	158	597	45,604
Reports to shareholders	356	57	234	17,806
Trustees' fees and expenses	77	13	50	3,846
Insurance fees	60	10	40	3,001
Offering fees	—	2,260	—	—
Other	157	26	103	7,841
Total Expenses	67,397	14,542	44,608	2,128,271
Less: Reimbursement of expenses from Adviser (Note 6)	(18,613)	(8,427)	(20,199)	—
Net Expenses	48,784	6,115	24,409	2,128,271
Net investment income (loss)	(2,975)	2,891	53,816	5,551,712
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	28,431	(25,071)	(2,072,713)	(821,907)
In-kind redemptions	837,210	—	59,534	30,391,490
Swap contracts	1,437,220	201,664	(2,809,169)	3,440,988
Net realized gain (loss)	2,302,861	176,593	(4,822,348)	33,010,571
Change in net unrealized appreciation (depreciation) on: Investment securities	(80,981)	25,176	582,929	(5,345,999)
Swap contracts	(543,141)	(281,776)	598,638	34,518,498
Change in net unrealized appreciation (depreciation)	(624,122)	(256,600)	1,181,567	29,172,499
Net realized and unrealized gain (loss)	1,678,739	(80,007)	(3,640,781)	62,183,070
Net increase (decrease) in net assets resulting from operations	$1,675,764	$(77,116)	$(3,586,965)	$67,734,782

1  Represents the period from March 7, 2024 (commencement of operations) to April 30, 2024.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
80

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily Energy Bear 2X Shares	Direxion Daily Global Clean Energy Bull 2X Shares	Direxion Daily Gold Miners Index Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares
Investment Income:
Dividend income	$—	$35,701	$4,034,237	$—
Interest income	554,552	19,008	7,322,604	2,563,671
Securities lending income	—	74	—	—
Total investment income	554,552	54,783	11,356,841	2,563,671
Expenses:
Investment advisory fees (Note 6)	76,030	13,857	1,962,427	349,597
Interest expense	22,474	1,401	361,100	293,627
Licensing fees	6,068	12,465	47,359	4,350
Professional fees	5,564	5,090	19,616	7,641
Fund servicing fees	3,606	1,060	79,994	14,784
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,712	2,712	2,712	2,712
Management service fees (Note 6)	2,489	454	64,225	11,446
Reports to shareholders	986	176	24,977	4,531
Trustees' fees and expenses	211	38	5,405	971
Insurance fees	166	30	4,209	764
Excise tax	—	337	—	—
Other	430	78	11,014	1,983
Total Expenses	123,728	40,690	2,586,030	695,398
Less: Reimbursement of expenses from Adviser (Note 6)	(4,951)	(21,400)	—	—
Net Expenses	118,777	19,290	2,586,030	695,398
Net investment income	435,775	35,493	8,770,811	1,868,273
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	(275,594)	(12,897,267)	—
In-kind redemptions	—	(24,540)	39,931,951	—
Swap contracts	1,173,007	(795,214)	15,554,325	(6,465,883)
Net realized gain (loss)	1,173,007	(1,095,348)	42,589,009	(6,465,883)
Change in net unrealized appreciation (depreciation) on: Investment securities	—	202,519	22,679,059	—
Swap contracts	(4,312,751)	537,266	118,968,637	(31,533,853)
Change in net unrealized appreciation (depreciation)	(4,312,751)	739,785	141,647,696	(31,533,853)
Net realized and unrealized gain (loss)	(3,139,744)	(355,563)	184,236,705	(37,999,736)
Net increase (decrease) in net assets resulting from operations	$(2,703,969)	$(320,070)	$193,007,516	$(36,131,463)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
81

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily Junior Gold Miners Index Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares	Direxion Daily NYSE FANG+ Bull 2X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
Investment Income:
Dividend income	$696,232	$—	$31,768	$2,310
Interest income	4,970,891	2,413,403	464,736	457,425
Securities lending income	—	—	—	10
Total investment income	5,667,123	2,413,403	496,504	459,745
Expenses:
Investment advisory fees (Note 6)	1,053,711	337,172	135,954	127,146
Interest expense	153,281	326,219	47,980	70,450
Fund servicing fees	43,261	14,272	5,980	5,623
Management service fees (Note 6)	34,488	11,039	4,449	4,160
Reports to shareholders	13,462	4,367	1,714	1,601
Professional fees	12,872	7,545	5,991	5,924
Pricing fees	2,992	2,992	—	2,992
Trustees' fees and expenses	2,905	943	374	350
Exchange listing fees	2,712	2,712	2,712	2,712
Insurance fees	2,269	736	289	270
Licensing fees	1,247	1,247	9,078	10,189
Other	5,922	1,923	761	712
Total Expenses	1,329,122	711,167	215,282	232,129
Recoupment of expenses to Adviser (Note 6)	—	—	4,957	638
Less: Reimbursement of expenses from Adviser (Note 6)	—	—	(51)	(1,265)
Net Expenses	1,329,122	711,167	220,188	231,502
Net investment income	4,338,001	1,702,236	276,316	228,243
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(4,515,729)	—	(110,009)	—
In-kind redemptions	20,635,578	—	3,485,467	858,455
Swap contracts	3,725,217	(3,705,849)	7,136,885	4,781,740
Net realized gain (loss)	19,845,066	(3,705,849)	10,512,343	5,640,195
Change in net unrealized appreciation (depreciation) on: Investment securities	7,181,883	—	979,474	2,552,604
Swap contracts	79,885,935	(25,505,325)	3,840,260	4,040,260
Change in net unrealized appreciation (depreciation)	87,067,818	(25,505,325)	4,819,734	6,592,864
Net realized and unrealized gain (loss)	106,912,884	(29,211,174)	15,332,077	12,233,059
Net increase (decrease) in net assets resulting from operations	$111,250,885	$(27,508,938)	$15,608,393	$12,461,302

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
82

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Direxion Daily Travel & Vacation Bull 2X Shares
Investment Income:
Dividend income	$4,138,447	$—	$75,503
Interest income	5,879,973	1,579,263	103,043
Securities lending income	190	—	447
Total investment income	10,018,610	1,579,263	178,993
Expenses:
Investment advisory fees (Note 6)	1,879,209	212,144	48,747
Interest expense	1,133,263	55,193	13,458
Licensing fees	200,449	22,628	3,907
Fund servicing fees	76,914	9,172	2,480
Management service fees (Note 6)	61,512	6,946	1,596
Reports to shareholders	24,110	2,752	625
Professional fees	19,108	6,599	5,353
Trustees' fees and expenses	5,188	588	134
Insurance fees	4,063	464	105
Pricing fees	2,992	2,992	2,992
Exchange listing fees	2,712	2,712	2,712
Other	10,582	1,201	274
Total Expenses	3,420,102	323,391	82,383
Recoupment of expenses to Adviser (Note 6)	—	670	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(152)	(7,178)
Net Expenses	3,420,102	323,909	75,205
Net investment income	6,598,508	1,255,354	103,788
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(6,839,355)	—	(24,750)
In-kind redemptions	15,969,670	—	326,804
Swap contracts	15,369,345	787,056	1,576,427
Net realized gain	24,499,660	787,056	1,878,481
Change in net unrealized appreciation (depreciation) on: Investment securities	1,071,325	—	1,757,772
Swap contracts	(8,047,495)	(2,549,444)	1,632,117
Change in net unrealized appreciation (depreciation)	(6,976,170)	(2,549,444)	3,389,889
Net realized and unrealized gain (loss)	17,523,490	(1,762,388)	5,268,370
Net increase (decrease) in net assets resulting from operations	$24,121,998	$(507,034)	$5,372,158

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
83

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bear 1X Shares		Direxion Daily AAPL Bear 1X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$4,509,767	$17,198,343	$702,943	$1,020,452
Net realized loss	(33,592,876)	(105,987,595)	(2,223,870)	(5,974,809)
Change in net unrealized appreciation (depreciation)	(15,227,917)	52,648,633	2,125,079	982,058
Net increase (decrease) in net assets resulting from operations	(44,311,026)	(36,140,619)	604,152	(3,972,299)
Distributions to shareholders:
Net distributions to shareholders	(4,760,821)	(17,439,074)	(711,963)	(873,961)
Total distributions	(4,760,821)	(17,439,074)	(711,963)	(873,961)
Capital share transactions:
Proceeds from shares sold	2,951,334,505	4,631,995,133	42,832,977	75,044,444
Cost of shares redeemed	(3,027,827,923)	(4,895,823,848)	(51,276,825)	(46,754,239)
Transaction fees (Note 4)	298,590	—	15,383	14,026
Net increase (decrease) in net assets resulting from capital transactions	(76,194,828)	(263,828,715)	(8,428,465)	28,304,231
Total increase (decrease) in net assets	(125,266,675)	(317,408,408)	(8,536,276)	23,457,971
Net assets:
Beginning of year/period	296,394,002	613,802,410	36,562,984	13,105,013
End of year/period	$171,127,327	$296,394,002	$28,026,708	$36,562,984
Changes in shares outstanding
Shares outstanding, beginning of year/period	19,449,983	37,199,983	1,600,001	500,001
Shares sold	211,700,000	308,000,000	2,000,000	3,150,000
Shares repurchased	(217,750,000)	(325,750,000)	(2,375,000)	(2,050,000)
Shares outstanding, end of year/period	13,399,983	19,449,983	1,225,001	1,600,001
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
84

Statements of Changes in Net Assets

	Direxion Daily AMZN Bear 1X Shares		Direxion Daily GOOGL Bear 1X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$77,317	$218,483	$67,273	$162,064
Net realized loss	(1,005,920)	(1,612,513)	(857,642)	(1,560,008)
Change in net unrealized appreciation (depreciation)	154,147	(560,523)	(324,783)	(224,114)
Net decrease in net assets resulting from operations	(774,456)	(1,954,553)	(1,115,152)	(1,622,058)
Distributions to shareholders:
Net distributions to shareholders	(76,126)	(385,096)	(58,269)	(159,519)
Total distributions	(76,126)	(385,096)	(58,269)	(159,519)
Capital share transactions:
Proceeds from shares sold	6,319,063	15,276,879	10,021,848	8,343,366
Cost of shares redeemed	(2,091,052)	(13,678,158)	(7,883,320)	(8,766,401)
Transaction fees (Note 4)	628	4,103	2,365	2,630
Net increase (decrease) in net assets resulting from capital transactions	4,228,639	1,602,824	2,140,893	(420,405)
Total increase (decrease) in net assets	3,378,057	(736,825)	967,472	(2,201,982)
Net assets:
Beginning of year/period	2,995,902	3,732,727	1,947,780	4,149,762
End of year/period	$6,373,959	$2,995,902	$2,915,252	$1,947,780
Changes in shares outstanding
Shares outstanding, beginning of year/period	150,001	125,001	100,001	150,001
Shares sold	400,000	575,000	575,000	375,000
Shares repurchased	(125,000)	(550,000)	(475,000)	(425,000)
Shares outstanding, end of year/period	425,001	150,001	200,001	100,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
85

Statements of Changes in Net Assets

	Direxion Daily MSFT Bear 1X Shares		Direxion Daily NVDA Bear 1X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	For the Period September 13, 2023[1] through October 31, 2023
Operations:
Net investment income	$169,434	$263,762	$228,849	$40,283
Net realized loss	(1,463,005)	(2,300,843)	(6,105,029)	(175,574)
Change in net unrealized appreciation (depreciation)	701,103	(338,190)	(1,432,969)	1,045,046
Net increase (decrease) in net assets resulting from operations	(592,468)	(2,375,271)	(7,309,149)	909,755
Distributions to shareholders:
Net distributions to shareholders	(163,090)	(241,897)	(236,155)	—
Total distributions	(163,090)	(241,897)	(236,155)	—
Capital share transactions:
Proceeds from shares sold	21,373,887	13,815,953	16,820,649	10,682,830
Cost of shares redeemed	(14,896,779)	(9,988,343)	(12,343,108)	—
Transaction fees (Note 4)	4,469	2,997	3,703	—
Net increase in net assets resulting from capital transactions	6,481,577	3,830,607	4,481,244	10,682,830
Total increase (decrease) in net assets	5,726,019	1,213,439	(3,064,060)	11,592,585
Net assets:
Beginning of year/period	5,219,617	4,006,178	11,592,585	—
End of year/period	$10,945,636	$5,219,617	$8,528,525	$11,592,585
Changes in shares outstanding
Shares outstanding, beginning of year/period	300,001	150,001	425,001	—
Shares sold	1,475,000	675,000	1,150,000	425,001
Shares repurchased	(1,050,000)	(525,000)	(850,000)	—
Shares outstanding, end of year/period	725,001	300,001	725,001	425,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
86

Statements of Changes in Net Assets

	Direxion Daily TSLA Bear 1X Shares		Direxion Daily Concentrated Qs Bear 1X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	For the Period March 7, 2024[1] through April 30, 2024 (Unaudited)
Operations:
Net investment income	$970,577	$1,582,707	$25,148
Net realized loss	(762,623)	(23,574,097)	(51,101)
Change in net unrealized appreciation	3,000,004	9,174,783	55,517
Net increase (decrease) in net assets resulting from operations	3,207,958	(12,816,607)	29,564
Distributions to shareholders:
Net distributions to shareholders	(1,024,939)	(2,234,426)	—
Total distributions	(1,024,939)	(2,234,426)	—
Capital share transactions:
Proceeds from shares sold	199,309,350	317,772,927	4,955,974
Cost of shares redeemed	(188,028,069)	(265,270,376)	—
Transaction fees (Note 4)	56,408	79,581	—
Net increase in net assets resulting from capital transactions	11,337,689	52,582,132	4,955,974
Total increase in net assets	13,520,708	37,531,099	4,985,538
Net assets:
Beginning of year/period	49,602,559	12,071,460	—
End of year/period	$63,123,267	$49,602,559	$4,985,538
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,075,001	400,001	—
Shares sold	8,425,000	12,150,000	200,001
Shares repurchased	(7,775,000)	(10,475,000)	—
Shares outstanding, end of year/period	2,725,001	2,075,001	200,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
87

Statements of Changes in Net Assets

	Direxion Daily AAPL Bull 2X Shares		Direxion Daily AMZN Bull 2X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$698,029	$683,102	$991,085	$768,267
Net realized gain (loss)	1,589,962	(468,166)	22,220,064	7,142,449
Change in net unrealized appreciation (depreciation)	(3,782,003)	(764,504)	(6,319,696)	3,367,960
Net increase (decrease) in net assets resulting from operations	(1,494,012)	(549,568)	16,891,453	11,278,676
Distributions to shareholders:
Net distributions to shareholders	(533,557)	(533,661)	(1,463,554)	(617,613)
Total distributions	(533,557)	(533,661)	(1,463,554)	(617,613)
Capital share transactions:
Proceeds from shares sold	35,452,082	149,562,107	65,465,717	129,364,132
Cost of shares redeemed	(11,746,060)	(120,641,850)	(33,782,631)	(104,274,349)
Transaction fees (Note 4)	3,390	35,967	9,661	30,220
Net increase in net assets resulting from capital transactions	23,709,412	28,956,224	31,692,747	25,120,003
Total increase in net assets	21,681,843	27,872,995	47,120,646	35,781,066
Net assets:
Beginning of year/period	34,980,837	7,107,842	42,043,409	6,262,343
End of year/period	$56,662,680	$34,980,837	$89,164,055	$42,043,409
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,500,001	325,001	1,825,001	350,001
Shares sold	1,525,000	5,875,000	2,175,000	6,150,000
Shares repurchased	(450,000)	(4,700,000)	(1,175,000)	(4,675,000)
Shares outstanding, end of year/period	2,575,001	1,500,001	2,825,001	1,825,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
88

Statements of Changes in Net Assets

	Direxion Daily GOOGL Bull 2X Shares		Direxion Daily MSFT Bull 2X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$818,253	$499,201	$1,078,501	$666,730
Net realized gain	15,814,672	5,157,053	8,755,592	2,663,113
Change in net unrealized appreciation (depreciation)	3,422,001	(972,409)	(5,915,918)	1,443,154
Net increase in net assets resulting from operations	20,054,926	4,683,845	3,918,175	4,772,997
Distributions to shareholders:
Net distributions to shareholders	(681,758)	(394,589)	(953,607)	(503,522)
Total distributions	(681,758)	(394,589)	(953,607)	(503,522)
Capital share transactions:
Proceeds from shares sold	41,660,623	144,564,021	66,901,786	145,141,789
Cost of shares redeemed	(25,895,774)	(118,913,609)	(41,360,942)	(109,741,234)
Transaction fees (Note 4)	6,233	35,050	10,636	32,060
Net increase in net assets resulting from capital transactions	15,771,082	25,685,462	25,551,480	35,432,615
Total increase in net assets	35,144,250	29,974,718	28,516,048	39,702,090
Net assets:
Beginning of year/period	34,568,183	4,593,465	42,932,668	3,230,578
End of year/period	$69,712,433	$34,568,183	$71,448,716	$42,932,668
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,275,001	225,001	1,250,001	150,001
Shares sold	1,325,000	5,050,000	1,575,000	4,400,000
Shares repurchased	(800,000)	(4,000,000)	(975,000)	(3,300,000)
Shares outstanding, end of year/period	1,800,001	1,275,001	1,850,001	1,250,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
89

Statements of Changes in Net Assets

	Direxion Daily NVDA Bull 2X Shares		Direxion Daily TSLA Bull 2X Shares
	Six Months Ended April 30, 2024 (Unaudited)	For the Period September 13, 2023[1] through October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$1,195,185	$54,586	$17,759,214	$17,053,383
Net realized gain (loss)	55,283,406	(344,727)	(79,188,865)	67,356,859
Change in net unrealized depreciation	(4,803,306)	(1,635,214)	(75,462,108)	(145,169,133)
Net increase (decrease) in net assets resulting from operations	51,675,285	(1,925,355)	(136,891,759)	(60,758,891)
Distributions to shareholders:
Net distributions to shareholders	(778,544)	—	(34,655,652)	(13,969,260)
Total distributions	(778,544)	—	(34,655,652)	(13,969,260)
Capital share transactions:
Proceeds from shares sold	114,164,330	15,775,342	809,568,114	1,871,792,744
Cost of shares redeemed	(47,238,992)	—	(427,049,711)	(1,145,190,874)
Transaction fees (Note 4)	11,275	—	115,056	349,825
Net increase in net assets resulting from capital transactions	66,936,613	15,775,342	382,633,459	726,951,695
Total increase in net assets	117,833,354	13,849,987	211,086,048	652,223,544
Net assets:
Beginning of year/period	13,849,987	—	752,509,099	100,285,555
End of year/period	$131,683,341	$13,849,987	$963,595,147	$752,509,099
Changes in shares outstanding
Shares outstanding, beginning of year/period	650,001	—	68,725,001	6,025,001
Shares sold	2,575,000	650,001	88,075,000	146,050,000
Shares repurchased	(950,000)	—	(40,825,000)	(83,350,000)
Shares outstanding, end of year/period	2,275,001	650,001	115,975,001	68,725,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
90

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bull 2X Shares		Direxion Daily CSI China Internet Index Bull 2X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$1,283,485	$1,325,577	$6,367,117	$5,686,066
Net realized loss	(20,762,865)	(8,258,058)	(69,593,818)	(8,700,602)
Change in net unrealized appreciation	18,801,330	2,141,196	92,269,952	50,660,292
Net increase (decrease) in net assets resulting from operations	(678,050)	(4,791,285)	29,043,251	47,645,756
Distributions to shareholders:
Net distributions to shareholders	(1,346,884)	(1,285,927)	(6,510,096)	(3,836,004)
Total distributions	(1,346,884)	(1,285,927)	(6,510,096)	(3,836,004)
Capital share transactions:
Proceeds from shares sold	35,709,742	40,978,217	89,555,291	289,800,771
Cost of shares redeemed	(27,660,835)	(16,777,326)	(74,461,593)	(175,196,439)
Transaction fees (Note 4)	7,003	3,570	15,628	35,994
Net increase in net assets resulting from capital transactions	8,055,910	24,204,461	15,109,326	114,640,326
Total increase in net assets	6,030,976	18,127,249	37,642,481	158,450,078
Net assets:
Beginning of year/period	57,246,478	39,119,229	320,423,704	161,973,626
End of year/period	$63,277,454	$57,246,478	$358,066,185	$320,423,704
Changes in shares outstanding
Shares outstanding, beginning of year/period	3,850,000	2,600,000	10,274,087	7,274,087
Shares sold	2,650,000	2,100,000	2,950,000	6,850,000
Shares repurchased	(2,100,000)	(850,000)	(2,450,000)	(3,850,000)
Shares outstanding, end of year/period	4,400,000	3,850,000	10,774,087	10,274,087

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
91

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 2X Shares		Direxion Daily MSCI Brazil Bull 2X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$1,308,518	$1,695,456	$2,684,831	$6,133,623
Net realized gain (loss)	71,794,576	4,380,908	25,658,182	(963,011)
Change in net unrealized appreciation (depreciation)	19,418,395	(4,981,135)	(13,477,500)	(10,972,336)
Net increase (decrease) in net assets resulting from operations	92,521,489	1,095,229	14,865,513	(5,801,724)
Distributions to shareholders:
Net distributions to shareholders	(1,351,356)	(1,833,932)	(2,522,989)	(6,143,456)
Total distributions	(1,351,356)	(1,833,932)	(2,522,989)	(6,143,456)
Capital share transactions:
Proceeds from shares sold	403,251,354	1,005,584,053	25,414,807	100,685,444
Cost of shares redeemed	(566,226,905)	(838,922,470)	(41,218,766)	(126,050,584)
Transaction fees (Note 4)	178,029	239,578	8,244	25,616
Net increase (decrease) in net assets resulting from capital transactions	(162,797,522)	166,901,161	(15,795,715)	(25,339,524)
Total increase (decrease) in net assets	(71,627,389)	166,162,458	(3,453,191)	(37,284,704)
Net assets:
Beginning of year/period	216,301,648	50,139,190	101,669,036	138,953,740
End of year/period	$144,674,259	$216,301,648	$98,215,845	$101,669,036
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,683,236	683,236	1,408,631	1,608,631
Shares sold	4,400,000	11,700,000	300,000	1,500,000
Shares repurchased	(5,800,000)	(9,700,000)	(450,000)	(1,700,000)
Shares outstanding, end of year/period	1,283,236	2,683,236	1,258,631	1,408,631

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
92

Statements of Changes in Net Assets

	Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	Direxion Daily MSCI India Bull 2X Shares
	For the Period February 7, 2024[1] April 30, 2024 (Unaudited)	through April 30, 2024 (Unaudited)	Six Months Ended Year Ended October 31, 2023
Operations:
Net investment income	$3,799	$633,846	$1,032,293
Net realized gain (loss)	100,148	9,352,137	(1,574,960)
Change in net unrealized appreciation (depreciation)	(59,576)	12,932,756	(557,043)
Net increase (decrease) in net assets resulting from operations	44,371	22,918,739	(1,099,710)
Distributions to shareholders:
Net distributions to shareholders	(3,231)	(645,768)	(891,341)
Total distributions	(3,231)	(645,768)	(891,341)
Capital share transactions:
Proceeds from shares sold	2,500,025	15,355,719	13,415,631
Cost of shares redeemed	—	(5,954,442)	(6,974,836)
Transaction fees (Note 4)	—	1,193	1,394
Net increase in net assets resulting from capital transactions	2,500,025	9,402,470	6,442,189
Total increase in net assets	2,541,165	31,675,441	4,451,138
Net assets:
Beginning of year/period	—	56,811,968	52,360,830
End of year/period	$2,541,165	$88,487,409	$56,811,968
Changes in shares outstanding
Shares outstanding, beginning of year/period	—	1,249,686	1,099,686
Shares sold	100,001	250,000	300,000
Shares repurchased	—	(100,000)	(150,000)
Shares outstanding, end of year/period	100,001	1,399,686	1,249,686

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
93

Statements of Changes in Net Assets

	Direxion Daily Cloud Computing Bull 2X Shares		Direxion Daily Concentrated Qs Bull 2X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	For the Period March 7, 2024[1] through April 30, 2024 (Unaudited)
Operations:
Net investment income (loss)	$(2,975)	$(14,605)	$2,891
Net realized gain (loss)	2,302,861	(1,794,003)	176,593
Change in net unrealized appreciation (depreciation)	(624,122)	2,118,590	(256,600)
Net increase (decrease) in net assets resulting from operations	1,675,764	309,982	(77,116)
Distributions to shareholders:
Net distributions to shareholders	—	—	—
Capital share transactions:
Proceeds from shares sold	1,717,809	2,381,795	5,079,942
Cost of shares redeemed	(5,253,545)	(4,038,183)	—
Transaction fees (Note 4)	1,109	948	—
Net increase (decrease) in net assets resulting from capital transactions	(3,534,627)	(1,655,440)	5,079,942
Total increase (decrease) in net assets	(1,858,863)	(1,345,458)	5,002,826
Net assets:
Beginning of year/period	6,413,669	7,759,127	—
End of year/period	$4,554,806	$6,413,669	$5,002,826
Changes in shares outstanding
Shares outstanding, beginning of year/period	850,001	1,100,001	—
Shares sold	150,000	325,000	200,001
Shares repurchased	(500,000)	(575,000)	—
Shares outstanding, end of year/period	500,001	850,001	200,001

1  Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
94

Statements of Changes in Net Assets

	Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares		Direxion Daily Energy Bull 2X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$53,816	$137,496	$5,551,712	$12,399,304
Net realized gain (loss)	(4,822,348)	(3,642,301)	33,010,571	124,795,936
Change in net unrealized appreciation (depreciation)	1,181,567	(1,958,047)	29,172,499	(202,948,311)
Net increase (decrease) in net assets resulting from operations	(3,586,965)	(5,462,852)	67,734,782	(65,753,071)
Distributions to shareholders:
Net distributions to shareholders	(63,830)	(123,822)	(5,412,547)	(12,229,872)
Total distributions	(63,830)	(123,822)	(5,412,547)	(12,229,872)
Capital share transactions:
Proceeds from shares sold	4,499,998	15,310,206	113,097,192	277,987,848
Cost of shares redeemed	(1,336,226)	(8,176,769)	(166,612,206)	(390,073,903)
Transaction fees (Note 4)	267	5,654	35,068	91,104
Net increase (decrease) in net assets resulting from capital transactions	3,164,039	7,139,091	(53,479,946)	(111,994,951)
Total increase (decrease) in net assets	(486,756)	1,552,417	8,842,289	(189,977,894)
Net assets:
Beginning of year/period	4,407,823	2,855,406	368,050,249	558,028,143
End of year/period	$3,921,067	$4,407,823	$376,892,538	$368,050,249
Changes in shares outstanding
Shares outstanding, beginning of year/period	124,948	30,000	6,263,531	7,863,531
Shares sold	150,000	225,000	1,850,000	4,600,000
Shares repurchased	(50,000)	(130,052)	(2,650,000)	(6,200,000)
Shares outstanding, end of year/period	224,948	124,948	5,463,531	6,263,531

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
95

Statements of Changes in Net Assets

	Direxion Daily Energy Bear 2X Shares		Direxion Daily Global Clean Energy Bull 2X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$435,775	$1,221,779	$35,493	$41,678
Net realized gain (loss)	1,173,007	(12,593,661)	(1,095,348)	(2,231,552)
Change in net unrealized appreciation (depreciation)	(4,312,751)	12,922,423	739,785	(1,011,872)
Net increase (decrease) in net assets resulting from operations	(2,703,969)	1,550,541	(320,070)	(3,201,746)
Distributions to shareholders:
Net distributions to shareholders	(450,840)	(1,074,176)	(40,425)	(31,757)
Total distributions	(450,840)	(1,074,176)	(40,425)	(31,757)
Capital share transactions:
Proceeds from shares sold	73,065,474	124,747,028	1,627,477	2,380,122
Cost of shares redeemed	(72,868,477)	(138,193,892)	(751,198)	(761,344)
Transaction fees (Note 4)	21,860	41,459	151	228
Net increase (decrease) in net assets resulting from capital transactions	218,857	(13,405,405)	876,430	1,619,006
Total increase (decrease) in net assets	(2,935,952)	(12,929,040)	515,935	(1,614,497)
Net assets:
Beginning of year/period	26,583,552	39,512,592	2,809,940	4,424,437
End of year/period	$23,647,600	$26,583,552	$3,325,875	$2,809,940
Changes in shares outstanding
Shares outstanding, beginning of year/period	965,264	1,365,264	450,001	300,001
Shares sold	2,800,000	4,350,000	200,000	200,000
Shares repurchased	(2,700,000)	(4,750,000)	(100,000)	(50,000)
Shares outstanding, end of year/period	1,065,264	965,264	550,001	450,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
96

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Index Bull 2X Shares		Direxion Daily Gold Miners Index Bear 2X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$8,770,811	$9,755,146	$1,868,273	$3,909,411
Net realized gain (loss)	42,589,009	41,464,194	(6,465,883)	(18,048,650)
Change in net unrealized appreciation (depreciation)	141,647,696	50,465,786	(31,533,853)	9,095,110
Net increase (decrease) in net assets resulting from operations	193,007,516	101,685,126	(36,131,463)	(5,044,129)
Distributions to shareholders:
Net distributions to shareholders	(8,781,187)	(6,901,670)	(1,632,823)	(3,486,238)
Total distributions	(8,781,187)	(6,901,670)	(1,632,823)	(3,486,238)
Capital share transactions:
Proceeds from shares sold	260,128,144	435,811,804	461,578,745	671,967,447
Cost of shares redeemed	(375,034,804)	(437,971,549)	(409,798,931)	(580,964,483)
Transaction fees (Note 4)	75,510	99,919	122,939	174,290
Net increase (decrease) in net assets resulting from capital transactions	(114,831,150)	(2,059,826)	51,902,753	91,177,254
Total increase in net assets	69,395,179	92,723,630	14,138,467	82,646,887
Net assets:
Beginning of year/period	468,631,773	375,908,143	169,396,140	86,749,253
End of year/period	$538,026,952	$468,631,773	$183,534,607	$169,396,140
Changes in shares outstanding
Shares outstanding, beginning of year/period	16,401,908	15,051,908	12,610,171	3,660,171
Shares sold	9,200,000	12,900,000	45,250,000	53,650,000
Shares repurchased	(11,100,000)	(11,550,000)	(35,900,000)	(44,700,000)
Shares outstanding, end of year/period	14,501,908	16,401,908	21,960,171	12,610,171

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
97

Statements of Changes in Net Assets

	Direxion Daily Junior Gold Miners Index Bull 2X Shares		Direxion Daily Junior Gold Miners Index Bear 2X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$4,338,001	$5,432,415	$1,702,236	$3,395,886
Net realized gain (loss)	19,845,066	32,102,665	(3,705,849)	(42,994,918)
Change in net unrealized appreciation (depreciation)	87,067,818	343,073	(25,505,325)	13,498,880
Net increase (decrease) in net assets resulting from operations	111,250,885	37,878,153	(27,508,938)	(26,100,152)
Distributions to shareholders:
Net distributions to shareholders	(4,352,403)	(3,912,708)	(1,545,046)	(3,131,146)
Total distributions	(4,352,403)	(3,912,708)	(1,545,046)	(3,131,146)
Capital share transactions:
Proceeds from shares sold	198,987,012	371,582,720	401,304,891	452,380,318
Cost of shares redeemed	(329,606,334)	(323,105,657)	(375,290,058)	(410,536,076)
Transaction fees (Note 4)	68,652	69,481	112,587	123,160
Net increase (decrease) in net assets resulting from capital transactions	(130,550,670)	48,546,544	26,127,420	41,967,402
Total increase (decrease) in net assets	(23,652,188)	82,511,989	(2,926,564)	12,736,104
Net assets:
Beginning of year/period	309,197,511	226,685,522	126,357,077	113,620,973
End of year/period	$285,545,323	$309,197,511	$123,430,513	$126,357,077
Changes in shares outstanding
Shares outstanding, beginning of year/period	11,493,351	8,743,351	16,632,449	8,432,449
Shares sold	7,000,000	11,650,000	71,250,000	64,750,000
Shares repurchased	(10,500,000)	(8,900,000)	(59,850,000)	(56,550,000)
Shares outstanding, end of year/period	7,993,351	11,493,351	28,032,449	16,632,449

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
98

Statements of Changes in Net Assets

	Direxion Daily NYSE FANG+ Bull 2X Shares		Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$276,316	$192,031	$228,243	$202,784
Net realized gain (loss)	10,512,343	5,414,704	5,640,195	(2,620,599)
Change in net unrealized appreciation (depreciation)	4,819,734	(1,430,909)	6,592,864	49,132
Net increase (decrease) in net assets resulting from operations	15,608,393	4,175,826	12,461,302	(2,368,683)
Distributions to shareholders:
Net distributions to shareholders	(276,350)	(131,002)	(215,247)	(120,251)
Total distributions	(276,350)	(131,002)	(215,247)	(120,251)
Capital share transactions:
Proceeds from shares sold	15,284,097	9,243,765	9,438,486	17,596,136
Cost of shares redeemed	(10,774,150)	(4,550,991)	(6,504,038)	(4,968,897)
Transaction fees (Note 4)	2,155	924	1,301	994
Net increase in net assets resulting from capital transactions	4,512,102	4,693,698	2,935,749	12,628,233
Total increase in net assets	19,844,145	8,738,522	15,181,804	10,139,299
Net assets:
Beginning of year/period	21,378,632	12,640,110	21,182,260	11,042,961
End of year/period	$41,222,777	$21,378,632	$36,364,064	$21,182,260
Changes in shares outstanding
Shares outstanding, beginning of year/period	329,852	290,000	1,573,646	973,646
Shares sold	150,000	155,000	400,000	900,000
Shares repurchased	(100,000)	(115,148)	(300,000)	(300,000)
Shares outstanding, end of year/period	379,852	329,852	1,673,646	1,573,646

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
99

Statements of Changes in Net Assets

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares		Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$6,598,508	$15,679,559	$1,255,354	$2,914,742
Net realized gain (loss)	24,499,660	144,689,105	787,056	(15,535,515)
Change in net unrealized appreciation (depreciation)	(6,976,170)	(250,704,851)	(2,549,444)	19,721,510
Net increase (decrease) in net assets resulting from operations	24,121,998	(90,336,187)	(507,034)	7,100,737
Distributions to shareholders:
Net distributions to shareholders	(6,361,439)	(14,878,134)	(1,376,545)	(2,468,778)
Total distributions	(6,361,439)	(14,878,134)	(1,376,545)	(2,468,778)
Capital share transactions:
Proceeds from shares sold	105,296,517	472,086,070	49,840,621	239,007,582
Cost of shares redeemed	(221,479,629)	(600,566,534)	(64,354,136)	(273,009,331)
Transaction fees (Note 4)	47,799	128,663	19,305	81,903
Net decrease in net assets resulting from capital transactions	(116,135,313)	(128,351,801)	(14,494,210)	(33,919,846)
Total decrease in net assets	(98,374,754)	(233,566,122)	(16,377,789)	(29,287,887)
Net assets:
Beginning of year/period	567,051,635	800,617,757	73,459,057	102,746,944
End of year/period	$468,676,881	$567,051,635	$57,081,268	$73,459,057
Changes in shares outstanding
Shares outstanding, beginning of year/period	15,213,688	17,313,688	7,107,895	8,257,895
Shares sold	3,100,000	14,700,000	4,900,000	19,050,000
Shares repurchased	(6,250,000)	(16,800,000)	(5,700,000)	(20,200,000)
Shares outstanding, end of year/period	12,063,688	15,213,688	6,307,895	7,107,895

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
100

Statements of Changes in Net Assets

	Direxion Daily Travel & Vacation Bull 2X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$103,788	$181,427
Net realized gain	1,878,481	1,512,955
Change in net unrealized appreciation (depreciation)	3,389,889	(752,681)
Net increase in net assets resulting from operations	5,372,158	941,701
Distributions to shareholders:
Net distributions to shareholders	(111,986)	(76,810)
Total distributions	(111,986)	(76,810)
Capital share transactions:
Proceeds from shares sold	—	1,041,266
Cost of shares redeemed	(7,074,188)	(14,008,030)
Transaction fees (Note 4)	1,415	2,856
Net decrease in net assets resulting from capital transactions	(7,072,773)	(12,963,908)
Total decrease in net assets	(1,812,601)	(12,099,017)
Net assets:
Beginning of year/period	11,725,143	23,824,160
End of year/period	$9,912,542	$11,725,143
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,200,001	2,300,001
Shares sold	—	100,000
Shares repurchased	(500,000)	(1,200,000)
Shares outstanding, end of year/period	700,001	1,200,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
101

Financial Highlights

April 30, 2024

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily S&P 500® Bear 1X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	$15.24	$0.27	$0.27	$(2.39)	$(2.12)	$(0.35)	$—	$—	$(0.35)	$12.77	-13.91%	$171,127	0.53%	0.57%	4.52%	0.45%	0.49%	4.60%	0%
For the Year Ended October 31, 2023	16.50	0.60	0.61	(1.16)	(0.56)	(0.70)	—	—	(0.70)	15.24	-3.26%	296,394	0.48%	0.53%	4.07%	0.45%	0.50%	4.10%	0%
For the Year Ended October 31, 2022	14.64	0.13	0.14	1.76	1.89	(0.03)	—	—	(0.03)	16.50	12.88%	613,802	0.49%	0.55%	0.84%	0.45%	0.51%	0.88%	0%
For the Year Ended October 31, 2021	21.28	(0.07)	(0.07)	(6.57)	(6.64)	—	—	—	—	14.64	-31.20%	123,669	0.45%	0.51%	(0.42)%	0.45%	0.51%	(0.42)%	0%
For the Year Ended October 31, 2020	26.03	(0.06)	(0.05)	(4.60)	(4.66)	(0.05)	—	(0.04)	(0.09)	21.28	-17.95%	175,571	0.45%	0.56%	(0.24)%	0.45%	0.56%	(0.24)%	0%
For the Year Ended October 31, 2019	29.73	0.52	0.52	(3.72)	(3.20)	(0.50)	—	—	(0.50)	26.03	-10.90%	19,525	0.45%	0.73%	1.86%	0.45%	0.73%	1.86%	0%
Direxion Daily AAPL Bear 1X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	22.85	0.43	0.45	0.04	0.47	(0.44)	—	—	(0.44)	22.88	2.26%	28,027	1.14%	1.08%	4.09%	0.95%	0.89%	4.28%	0%
For the Year Ended October 31, 2023	26.21	0.91	0.93	(3.51)	(2.60)	(0.75)	(0.01)	—	(0.76)	22.85	-9.96%	36,563	1.04%	1.02%	3.94%	0.95%	0.93%	4.03%	0%
For the Period August 9, 2022[8] through October 31, 2022	25.00	0.09	0.09	1.15	1.24	(0.03)	—	—	(0.03)	26.21	4.95%	13,105	0.98%	2.06%	1.51%	0.95%	2.03%	1.54%	0%
Direxion Daily AMZN Bear 1X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	19.97	0.37	0.37	(4.96)	(4.59)	(0.38)	—	—	(0.38)	15.00	-23.13%	6,374	0.96%	1.49%	4.60%	0.95%	1.48%	4.61%	0%
For the Year Ended October 31, 2023	29.86	0.98	1.00	(9.06)	(8.08)	(1.12)	(0.69)	—	(1.81)	19.97	-28.28%	2,996	1.01%	1.27%	3.81%	0.95%	1.21%	3.87%	0%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.07	0.07	4.80	4.87	(0.01)	—	—	(0.01)	29.86	19.48%	3,733	0.96%	4.96%	1.68%	0.95%	4.95%	1.69%	0%
Direxion Daily GOOGL Bear 1X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	19.48	0.36	0.36	(4.99)	(4.63)	(0.27)	—	—	(0.27)	14.58	-23.97%	2,915	0.96%	1.56%	4.43%	0.95%	1.55%	4.44%	0%
For the Year Ended October 31, 2023	27.66	0.87	0.89	(8.19)	(7.32)	(0.86)	—	—	(0.86)	19.48	-26.57%	1,948	1.03%	1.40%	3.76%	0.95%	1.32%	3.84%	0%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.06	0.06	2.61	2.67	(0.01)	—	—	(0.01)	27.66	10.68%	4,150	0.95%	4.89%	1.63%	0.95%	4.89%	1.63%	0%
Direxion Daily MSFT Bear 1X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	17.40	0.32	0.32	(2.32)	(2.00)	(0.30)	—	—	(0.30)	15.10	-11.48%	10,946	0.97%	1.13%	4.40%	0.95%	1.11%	4.42%	0%
For the Year Ended October 31, 2023	26.71	0.77	0.78	(9.39)	(8.62)	(0.68)	(0.01)	—	(0.69)	17.40	-32.53%	5,220	0.99%	1.20%	3.96%	0.95%	1.16%	4.00%	0%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.06	0.06	1.66	1.72	(0.01)	—	—	(0.01)	26.71	6.88%	4,006	0.95%	4.61%	1.67%	0.95%	4.61%	1.67%	0%
Direxion Daily NVDA Bear 1X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	27.28	0.38	0.39	(15.49)	(15.11)	(0.38)	(0.03)	—	(0.41)	11.76	-55.87%	8,529	0.99%	1.29%	4.77%	0.95%	1.25%	4.81%	0%
For the Period September 13, 2023[8] through October 31, 2023	25.00	0.10	0.10	2.18	2.28	—	—	—	—	27.28	9.12%	11,593	0.95%	1.95%	2.78%	0.95%	1.95%	2.78%	0%
Direxion Daily TSLA Bear 1X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	23.90	0.38	0.47	(0.65)	(0.27)	(0.47)	—	—	(0.47)	23.16	-0.97%	63,123	1.64%	1.64%	3.49%	0.87%	0.87%	4.26%	0%
For the Year Ended October 31, 2023	30.18	0.95	1.00	(4.93)	(3.98)	(0.68)	(1.62)	—	(2.30)	23.90	-14.81%	49,603	1.16%	1.11%	3.78%	0.95%	0.90%	3.99%	0%
For the Period August 9, 2022[8] through October 31, 2022	25.00	0.10	0.10	5.10	5.20	(0.02)	—	—	(0.02)	30.18	20.84%	12,071	0.96%	2.15%	1.52%	0.95%	2.14%	1.53%	0%
Direxion Daily Concentrated Qs Bear 1X Shares
For the Period March 7, 2024[8] through April 30, 2024 (Unaudited)	25.00	0.17	0.17	(0.24)	(0.07)	—	—	—	—	24.93	-0.29%	4,986	0.45%	2.19%	4.79%	0.45%	2.19%	4.79%	0%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
102

Financial Highlights

April 30, 2024

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily AAPL Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	$23.32	$0.42	$0.44	$(1.38)	$(0.96)	$(0.36)	$—	$—	$(0.36)	$22.00	-4.38%	$56,663	1.06%	0.99%	3.45%	0.95%	0.88%	3.56%	0%
For the Year Ended October 31, 2023	21.87	0.71	0.77	1.23	1.94	(0.49)	—	—	(0.49)	23.32	8.95%	34,981	1.21%	1.20%	2.90%	0.95%	0.94%	3.16%	4%
For the Period August 9, 2022[8] through October 31, 2022	25.00	0.06	0.06	(3.18)	(3.12)	(0.01)	—	—	(0.01)	21.87	-12.48%	7,108	0.95%	2.40%	1.20%	0.95%	2.40%	1.20%	9%
Direxion Daily AMZN Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	23.04	0.48	0.54	8.81	9.29	(0.43)	(0.34)	—	(0.77)	31.56	40.74%	89,164	1.32%	1.27%	3.22%	0.91%	0.86%	3.63%	0%
For the Year Ended October 31, 2023	17.89	0.61	0.66	4.96	5.57	(0.42)	—	—	(0.42)	23.04	31.53%	42,043	1.21%	1.19%	3.00%	0.95%	0.93%	3.26%	0%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.05	0.05	(7.15)	(7.10)	(0.01)	—	—	(0.01)	17.89	-28.42%	6,262	0.95%	5.02%	1.43%	0.95%	5.02%	1.43%	0%
Direxion Daily GOOGL Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	27.11	0.52	0.55	11.53	12.05	(0.43)	—	—	(0.43)	38.73	44.73%	69,712	1.11%	1.03%	3.22%	0.95%	0.87%	3.38%	37%
For the Year Ended October 31, 2023	20.42	0.70	0.78	6.52	7.22	(0.53)	—	—	(0.53)	27.11	35.52%	34,568	1.23%	1.24%	2.68%	0.95%	0.96%	2.96%	10%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.05	0.05	(4.62)	(4.57)	(0.01)	—	—	(0.01)	20.42	-18.30%	4,593	0.95%	5.02%	1.48%	0.95%	5.02%	1.48%	0%
Direxion Daily MSFT Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	34.35	0.67	0.73	4.21	4.88	(0.61)	—	—	(0.61)	38.62	14.03%	71,449	1.18%	1.12%	3.18%	0.92%	0.86%	3.44%	0%
For the Year Ended October 31, 2023	21.54	0.99	1.06	12.47	13.46	(0.65)	—	—	(0.65)	34.35	62.95%	42,933	1.18%	1.18%	3.07%	0.95%	0.95%	3.30%	59%
For the Period September 7, 2022[8] through October 31, 2022	25.00	0.05	0.05	(3.50)	(3.45)	(0.01)	—	—	(0.01)	21.54	-13.82%	3,231	0.95%	5.19%	1.31%	0.95%	5.19%	1.31%	0%
Direxion Daily NVDA Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	21.31	0.80	0.98	36.21	37.01	(0.44)	—	—	(0.44)	57.88	174.45%	131,683	1.69%	1.65%	3.30%	0.92%	0.88%	4.07%	0%
For the Period September 13, 2023[8] through October 31, 2023	25.00	0.11	0.11	(3.80)	(3.69)	—	—	—	—	21.31	-14.76%	13,850	0.95%	1.89%	3.47%	0.95%	1.89%	3.47%	114%
Direxion Daily TSLA Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	10.95	0.21	0.22	(2.38)	(2.17)	(0.20)	(0.27)	—	(0.47)	8.31	-21.22%	963,595	0.96%	0.96%	4.16%	0.83%	0.83%	4.29%	15%
For the Year Ended October 31, 2023	16.64	0.40	0.44	(5.76)	(5.36)	(0.29)	(0.04)	—	(0.33)	10.95	-32.56%	752,509	1.19%	1.19%	2.98%	0.86%	0.86%	3.31%	72%
For the Period August 9, 2022[8] through October 31, 2022	25.00	0.07	0.07	(8.42)	(8.35)	(0.01)	—	—	(0.01)	16.64	-33.40%	100,286	0.98%	1.15%	1.55%	0.95%	1.12%	1.58%	33%
Direxion Daily CSI 300 China A Share Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	14.87	0.29	0.29	(0.48)	(0.19)	(0.30)	—	—	(0.30)	14.38	-1.11%	63,277	0.96%	0.96%	4.19%	0.89%	0.89%	4.26%	22%
For the Year Ended October 31, 2023	15.05	0.41	0.43	(0.20)	0.21	(0.39)	—	—	(0.39)	14.87	0.88%	57,246	1.02%	1.02%	2.09%	0.91%	0.91%	2.20%	57%
For the Year Ended October 31, 2022	39.31	0.13	0.14	(23.61)	(23.48)	(0.09)	(0.69)	—	(0.78)	15.05	-60.95%	39,119	0.92%	0.92%	0.46%	0.90%	0.90%	0.48%	83%
For the Year Ended October 31, 2021	32.67	(0.17)	(0.17)	6.81	6.64	—	—	—	—	39.31	20.32%	117,919	0.90%	0.89%	(0.42)%	0.89%	0.88%	(0.41)%	123%
For the Year Ended October 31, 2020	21.50	0.05	0.06	11.21	11.26	(0.08)	—	(0.01)	(0.09)	32.67	52.60%	96,388	1.01%	1.00%	0.19%	0.95%	0.94%	0.25%	0%
For the Year Ended October 31, 2019	15.95	0.14	0.19	5.56	5.70	(0.15)	—	—	(0.15)	21.50	35.87%	127,897	1.20%	1.17%	0.69%	0.95%	0.92%	0.94%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
103

Financial Highlights

April 30, 2024

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily CSI China Internet Index Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	$31.19	$0.57	$0.58	$2.08	$2.65	$(0.61)	$—	$—	$(0.61)	$33.23	8.53%	$358,066	0.91%	0.91%	3.77%	0.86%	0.86%	3.82%	43%
For the Year Ended October 31, 2023	22.27	0.71	0.78	8.62	9.33	(0.41)	—	—	(0.41)	31.19	41.58%	320,424	1.05%	1.05%	1.67%	0.88%	0.88%	1.84%	186%
For the Year Ended October 31, 2022	194.10	(0.30)	(0.27)	(171.53)	(171.83)	—	—	—	—	22.27	-88.53%	161,974	0.93%	0.93%	(0.42)%	0.89%	0.89%	(0.38)%	142%
For the Year Ended October 31, 2021	539.10	(2.20)	(2.20)	(342.80)	(345.00)	—	—	—	—	194.10	-64.00%	314,433	0.89%	0.88%	(0.70)%	0.89%	0.88%	(0.70)%	23%
For the Year Ended October 31, 2020	241.90	(0.30)	(0.10)	298.50	298.20	(0.60)	—	(0.40)	(1.00)	539.10	123.61%	56,608	1.00%	1.01%	(0.09)%	0.95%	0.96%	(0.04)%	40%
For the Year Ended October 31, 2019	227.00	1.80	2.00	15.00	16.80	(1.90)	—	—	(1.90)	241.90	7.53%	53,219	1.03%	1.03%	0.74%	0.94%	0.94%	0.83%	13%
Direxion Daily S&P 500® Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	80.61	0.60	0.72	32.12	32.72	(0.59)	—	—	(0.59)	112.74	40.61%	144,674	0.84%	0.89%	1.11%	0.60%	0.65%	1.35%	7%
For the Year Ended October 31, 2023	73.38	0.81	0.98	7.59	8.40	(1.17)	—	—	(1.17)	80.61	11.50%	216,302	0.80%	0.87%	0.93%	0.60%	0.67%	1.13%	76%
For the Year Ended October 31, 2022	111.86	0.75	0.76	(36.02)	(35.27)	(0.94)	(2.27)	—	(3.21)	73.38	-32.51%	50,139	0.61%	0.71%	0.82%	0.60%	0.70%	0.83%	72%
For the Year Ended October 31, 2021	61.16	0.77	0.77	55.98	56.75	(0.69)	(5.36)	—	(6.05)	111.86	98.25%	59,648	0.60%	0.72%	0.85%	0.60%	0.72%	0.85%	42%
For the Year Ended October 31, 2020	59.28	0.69	0.70	2.15	2.84	(0.75)	(0.21)	—	(0.96)	61.16	4.75%	17,324	0.63%	0.88%	1.20%	0.60%	0.85%	1.23%	105%
For the Year Ended October 31, 2019	48.89	0.96	0.98	10.36	11.32	(0.93)	—	—	(0.93)	59.28	23.64%	10,861	0.51%	0.97%	1.85%	0.47%[9]	0.93%	1.89%	75%
Direxion Daily MSCI Brazil Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	72.18	2.21	2.43	5.75	7.96	(2.11)	—	—	(2.11)	78.03	10.47%	98,216	1.40%	1.40%	4.94%	0.92%	0.92%	5.42%	0%
For the Year Ended October 31, 2023	86.38	3.78	4.16	(14.29)	(10.51)	(3.69)	—	—	(3.69)	72.18	-12.28%	101,669	1.43%	1.43%	5.09%	0.93%	0.93%	5.59%	32%
For the Year Ended October 31, 2022	67.24	5.75	5.80	18.05	23.80	(4.66)	—	—	(4.66)	86.38	37.79%	138,954	0.98%	0.98%	7.16%	0.92%	0.92%	7.22%	54%
For the Year Ended October 31, 2021	61.66	0.56	0.56	5.94	6.50	(0.64)	—	(0.28)	(0.92)	67.24	9.83%	185,492	0.91%	0.91%	0.55%	0.91%	0.91%	0.55%	25%
For the Year Ended October 31, 2020	1116.50	1.54	1.69	(1,049.80)	(1,048.26)	(5.28)	—	(1.30)	(6.58)	61.66	-94.40%	160,853	1.05%	1.05%	1.01%	0.95%	0.95%	1.11%	232%
For the Year Ended October 31, 2019	1029.00	10.85	15.05	88.90	99.75	(12.25)	—	—	(12.25)	1116.50	9.85%	413,185	1.35%	1.33%	1.04%	0.95%	0.93%	1.44%	208%
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares
For the Period February 7, 2024[8] through April 30, 2024 (Unaudited)	25.00	0.04	0.04	0.40	0.44	(0.03)	—	—	(0.03)	25.41	1.77%	2,541	0.95%	2.85%	0.64%	0.95%	2.85%	0.64%	9%
Direxion Daily MSCI India Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	45.46	0.49	0.56	17.75	18.24	(0.48)	—	—	(0.48)	63.22	40.25%	88,487	1.16%	1.16%	1.70%	0.90%	0.90%	1.96%	0%
For the Year Ended October 31, 2023	47.61	0.84	0.89	(2.29)	(1.45)	(0.70)	—	—	(0.70)	45.46	-3.02%	56,812	1.03%	1.03%	1.84%	0.92%	0.92%	1.95%	8%
For the Year Ended October 31, 2022	61.91	1.54	1.56	(14.44)	(12.90)	(1.40)	—	—	(1.40)	47.61	-21.15%	52,361	0.95%	0.95%	2.89%	0.92%	0.92%	2.92%	0%
For the Year Ended October 31, 2021	30.67	(0.41)	(0.40)	31.65	31.24	—	—	—	—	61.91	101.86%	92,846	0.92%	0.91%	(0.83)%	0.91%	0.90%	(0.82)%	11%
For the Year Ended October 31, 2020	66.74	(0.14)	(0.13)	(35.92)	(36.06)	(0.01)	—	(0.00)[10]	(0.01)	30.67	-54.04%	84,346	0.99%	0.98%	(0.46)%	0.95%	0.94%	(0.42)%	157%
For the Year Ended October 31, 2019	51.51	0.60	0.67	15.20	15.80	(0.57)	—	—	(0.57)	66.74	30.61%	83,398	1.05%	1.03%	0.92%	0.95%	0.93%	1.02%	111%
Direxion Daily Cloud Computing Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	7.55	0.00[10]	0.01	1.56	1.56	—	—	—	—	9.11	20.66%	4,555	1.31%	1.81%	(0.08)%	0.95%	1.45%	0.28%	12%
For the Year Ended October 31, 2023	7.05	(0.02)	0.00[10]	0.52	0.50	—	—	—	—	7.55	7.09%	6,414	1.22%	1.79%	(0.21)%	0.95%	1.52%	0.06%	30%
For the Year Ended October 31, 2022	32.12	(0.07)	(0.07)	(23.98)	(24.05)	—	(1.02)	—	(1.02)	7.05	-77.03%	7,759	0.96%	1.24%	(0.54)%	0.95%	1.23%	(0.53)%	16%
For the Period January 8, 2021[8] through October 31, 2021	25.00	(0.18)	(0.17)	7.30	7.12	—	—	—	—	32.12	28.48%	27,301	0.95%	1.03%	(0.82)%	0.95%	1.03%	(0.82)%	19%
Direxion Daily Concentrated Qs Bull 2X Shares
For the Period March 7, 2024[8] through April 30, 2024 (Unaudited)	25.00	0.02	0.02	(0.01)	0.01	—	—	—	—	25.01	0.06%	5,003	0.95%	2.26%	0.45%	0.95%	2.26%	0.45%	127%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
104

Financial Highlights

April 30, 2024

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	$35.28	$0.32	$0.33	$(17.71)	$(17.39)	$(0.46)	$—	$—	$(0.46)	$17.43	-49.93%	$3,921	1.00%	1.83%	2.22%	0.95%	1.78%	2.27%	31%
For the Year Ended October 31, 2023	95.20	1.67	1.80	(60.57)	(58.90)	(1.02)	—	—	(1.02)	35.28	-62.32%	4,408	1.14%	1.94%	2.61%	0.95%	1.75%	2.80%	137%
For the Period August 11, 2022[8] through October 31, 2022	250.00	0.00[10]	0.00[10]	(154.80)	(154.80)	—	—	—	—	95.20	-61.92%	2,855	0.95%	4.74%	(0.11)%	0.95%	4.74%	(0.11)%	74%
Direxion Daily Energy Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	58.76	0.90	0.98	10.21	11.11	(0.89)	—	—	(0.89)	68.98	19.04%	376,893	1.14%	1.14%	2.99%	0.89%	0.89%	3.24%	7%
For the Year Ended October 31, 2023	70.96	1.77	1.97	(12.22)	(10.45)	(1.75)	—	—	(1.75)	58.76	-14.68%	368,050	1.22%	1.22%	2.85%	0.91%	0.91%	3.16%	6%
For the Year Ended October 31, 2022	31.63	1.24	1.29	39.43	40.67	(1.34)	—	—	(1.34)	70.96	130.82%	558,028	1.03%	1.03%	2.62%	0.92%	0.92%	2.73%	8%
For the Year Ended October 31, 2021	8.45	0.51	0.51	23.20	23.71	(0.53)	—	—	(0.53)	31.63	283.45%	599,755	0.95%	0.93%	2.31%	0.94%	0.92%	2.32%	36%
For the Year Ended October 31, 2020	143.60	0.52	0.53	(134.67)	(134.15)	(1.00)	—	—	(1.00)	8.45	-93.97%	257,498	0.98%	1.00%	2.80%	0.95%	0.97%	2.83%	72%
For the Year Ended October 31, 2019	253.40	3.00	3.30	(110.00)	(107.00)	(2.80)	—	—	(2.80)	143.60	-42.46%	285,099	1.10%	1.11%	1.56%	0.95%	0.96%	1.71%	204%
Direxion Daily Energy Bear 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	27.54	0.53	0.56	(5.27)	(4.74)	(0.60)	—	—	(0.60)	22.20	-17.37%	23,648	1.17%	1.22%	4.30%	0.95%	1.00%	4.52%	0%
For the Year Ended October 31, 2023	28.94	1.03	1.09	(1.41)	(0.38)	(1.02)	—	—	(1.02)	27.54	-1.57%	26,584	1.14%	1.13%	3.59%	0.95%	0.94%	3.78%	0%
For the Year Ended October 31, 2022	109.90	0.11	0.14	(81.07)	(80.96)	—	—	—	—	28.94	-73.67%	39,513	1.00%	1.03%	0.22%	0.95%	0.98%	0.27%	0%
For the Year Ended October 31, 2021	735.70	(1.70)	(1.70)	(624.10)	(625.80)	—	—	—	—	109.90	-85.06%	39,105	0.95%	0.99%	(0.93)%	0.95%	0.99%	(0.93)%	0%
For the Year Ended October 31, 2020	506.10	(1.90)	(1.60)	233.80	231.90	(1.50)	—	(0.80)	(2.30)	735.70	45.80%	33,626	1.00%	1.09%	(0.32)%	0.95%	1.04%	(0.27)%	0%
For the Year Ended October 31, 2019	448.70	5.70	6.60	58.90	64.60	(7.20)	—	—	(7.20)	506.10	14.51%	25,663	1.14%	1.22%	1.22%	0.95%	1.03%	1.41%	0%
Direxion Daily Global Clean Energy Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	6.24	0.07	0.07	(0.19)	(0.12)	(0.07)	—	—	(0.07)	6.05	-2.15%	3,326	1.04%	2.20%	1.93%	0.95%	2.11%	2.02%	14%
For the Year Ended October 31, 2023	14.75	0.12	0.13	(8.53)	(8.41)	(0.10)	—	—	(0.10)	6.24	-57.35%	2,810	0.97%	1.95%	0.95%	0.95%	1.93%	0.97%	35%
For the Year Ended October 31, 2022	30.12	0.05	0.06	(15.34)	(15.29)	(0.07)	—	(0.01)	(0.08)	14.75	-50.82%	4,424	1.00%	1.61%	0.26%	0.95%	1.56%	0.31%	0%
For the Period July 29, 2021[8] through October 31, 2021	25.00	(0.06)	(0.06)	5.18	5.12	—	—	—	—	30.12	20.48%	7,529	0.95%	2.37%	(0.95)%	0.95%	2.37%	(0.95)%	15%
Direxion Daily Gold Miners Index Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	28.57	0.52	0.55	8.54	9.06	(0.53)	—	—	(0.53)	37.10	31.95%	538,027	0.99%	0.99%	3.35%	0.85%	0.85%	3.49%	38%
For the Year Ended October 31, 2023	24.97	0.71	0.83	3.38	4.09	(0.49)	—	—	(0.49)	28.57	16.06%	468,632	1.20%	1.20%	2.00%	0.86%	0.86%	2.34%	108%
For the Year Ended October 31, 2022	49.07	0.25	0.26	(24.35)	(24.10)	—	—	—	—	24.97	-49.11%	375,908	0.89%	0.89%	0.56%	0.87%	0.87%	0.58%	117%
For the Year Ended October 31, 2021	76.72	(0.30)	(0.30)	(27.35)	(27.65)	—	—	—	—	49.07	-36.04%	750,864	0.86%	0.86%	(0.49)%	0.86%	0.86%	(0.49)%	71%
For the Year Ended October 31, 2020	158.15	(0.22)	(0.06)	(80.50)	(80.72)	(0.37)	—	(0.34)	(0.71)	76.72	-51.26%	1,032,006	1.07%	1.07%	(0.23)%	0.90%	0.90%	(0.06)%	333%
For the Year Ended October 31, 2019	66.40	0.40	0.80	91.90	92.30	(0.40)	—	(0.15)	(0.55)	158.15	139.42%	1,541,547	1.30%	1.30%	0.37%	0.91%	0.91%	0.76%	231%
Direxion Daily Gold Miners Index Bear 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	13.43	0.20	0.23	(5.05)	(4.85)	(0.22)	—	—	(0.22)	8.36	-36.50%	183,535	1.49%	1.49%	4.01%	0.86%	0.86%	4.64%	0%
For the Year Ended October 31, 2023	23.70	0.41	0.48	(10.29)	(9.88)	(0.39)	—	—	(0.39)	13.43	-41.52%	169,396	1.47%	1.47%	3.42%	0.88%	0.88%	4.01%	0%
For the Year Ended October 31, 2022	20.60	(0.03)	0.01	3.13	3.10	—	—	—	—	23.70	15.05%	86,749	1.10%	1.09%	(0.14)%	0.92%	0.91%	0.04%	0%
For the Year Ended October 31, 2021	20.08	(0.17)	(0.17)	0.69	0.52	—	—	—	—	20.60	2.59%	64,076	0.87%	0.88%	(0.85)%	0.87%	0.88%	(0.85)%	0%
For the Year Ended October 31, 2020	169.75	0.10	0.11	(148.72)	(148.62)	(0.63)	—	(0.42)	(1.05)	20.08	-88.01%	101,595	0.93%	0.93%	0.20%	0.91%	0.91%	0.22%	0%
For the Year Ended October 31, 2019	875.50	4.00	4.25	(706.00)	(702.00)	(3.75)	—	—	(3.75)	169.75	-80.38%	378,674	1.01%	1.01%	1.57%	0.92%	0.92%	1.66%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT
105

Financial Highlights

April 30, 2024

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily Junior Gold Miners Index Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	$26.90	$0.47	$0.49	$8.82	$9.29	$(0.47)	$—	$—	$(0.47)	$35.72	34.89%	$285,545	0.95%	0.95%	3.09%	0.84%	0.84%	3.20%	21%
For the Year Ended October 31, 2023	25.93	0.64	0.76	0.76	1.40	(0.43)	—	—	(0.43)	26.90	5.10%	309,198	1.21%	1.21%	1.84%	0.85%	0.85%	2.20%	98%
For the Year Ended October 31, 2022	67.05	0.28	0.28	(41.40)	(41.12)	—	—	—	—	25.93	-61.33%	226,686	0.86%	0.86%	0.55%	0.85%	0.85%	0.56%	140%
For the Year Ended October 31, 2021	117.16	(0.08)	(0.07)	(49.69)	(49.77)	—	—	(0.34)	(0.34)	67.05	-42.53%	515,810	0.85%	0.85%	(0.09)%	0.84%	0.84%	(0.08)%	67%
For the Year Ended October 31, 2020	695.10	(0.55)	(0.30)	(577.27)	(577.82)	(0.10)	—	(0.02)	(0.12)	117.16	-83.11%	672,880	1.02%	1.02%	(0.32)%	0.87%	0.87%	(0.17)%	312%
For the Year Ended October 31, 2019	357.50	3.20	5.10	338.50	341.70	(3.70)	—	(0.40)	(4.10)	695.10	95.77%	948,731	1.26%	1.26%	0.62%	0.89%	0.89%	0.99%	279%
Direxion Daily Junior Gold Miners Index Bear 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	7.60	0.11	0.13	(3.20)	(3.09)	(0.11)	—	—	(0.11)	4.40	-40.95%	123,431	1.59%	1.59%	3.78%	0.86%	0.86%	4.51%	0%
For the Year Ended October 31, 2023	13.47	0.24	0.28	(5.87)	(5.63)	(0.24)	—	—	(0.24)	7.60	-41.65%	126,357	1.38%	1.38%	3.46%	0.87%	0.87%	3.97%	0%
For the Year Ended October 31, 2022	11.00	(0.01)	0.02	2.48	2.47	—	—	—	—	13.47	22.45%	113,621	1.08%	1.08%	(0.05)%	0.89%	0.89%	0.14%	0%
For the Year Ended October 31, 2021	11.72	(0.09)	(0.09)	(0.63)	(0.72)	—	—	—	—	11.00	-6.14%	75,675	0.87%	0.87%	(0.84)%	0.87%	0.87%	(0.84)%	0%
For the Year Ended October 31, 2020	335.75	0.00[10]	0.01	(322.21)	(322.21)	(1.11)	—	(0.71)	(1.82)	11.72	-96.42%	83,570	0.93%	0.93%	0.01%	0.91%	0.91%	0.03%	0%
For the Year Ended October 31, 2019	1892.25	8.50	9.00	(1,555.75)	(1,547.25)	(9.25)	—	—	(9.25)	335.75	-82.03%	148,229	1.06%	1.03%	10.44%	0.95%	0.92%	1.55%	0%
Direxion Daily NYSE FANG+ Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	64.81	0.76	0.89	43.68	44.44	(0.73)	—	—	(0.73)	108.52	68.63%	41,223	1.21%	1.18%	1.53%	0.95%	0.92%	1.79%	28%
For the Year Ended October 31, 2023	43.60	0.68	0.94	21.00	21.68	(0.47)	—	—	(0.47)	64.81	49.68%	21,379	1.41%	1.52%	1.24%	0.95%	1.06%	1.70%	84%
For the Year Ended October 31, 2022	296.50	(0.30)	(0.30)	(240.80)	(241.10)	—	(11.70)	(0.10)	(11.80)	43.60	-84.62%	12,640	0.96%	1.15%	(0.39)%	0.95%	1.14%	(0.38)%	170%
For the Period September 30, 2021[8] through October 31, 2021	250.00	(0.20)	(0.20)	46.70	46.50	—	—	—	—	296.50	18.60%	7,413	0.95%	3.72%	(0.94)%	0.95%	3.72%	(0.94)%	20%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	13.46	0.14	0.18	8.26	8.40	(0.13)	—	—	(0.13)	21.73	62.35%	36,364	1.37%	1.37%	1.34%	0.95%	0.95%	1.76%	0%
For the Year Ended October 31, 2023	11.34	0.15	0.25	2.04	2.19	(0.07)	—	—	(0.07)	13.46	19.17%	21,182	1.52%	1.57%	0.87%	0.95%	1.00%	1.44%	0%
For the Year Ended October 31, 2022	49.81	(0.13)	(0.13)	(37.36)	(37.49)	—	(0.98)	—	(0.98)	11.34	-76.73%	11,043	0.96%	1.01%	(0.54)%	0.95%	1.00%	(0.53)%	0%
For the Year Ended October 31, 2021	33.43	(0.38)	(0.38)	23.19	22.81	(2.81)	(3.62)	—	(6.43)	49.81	73.55%	46,003	0.96%	0.95%	(0.88)%	0.95%	0.94%	(0.87)%	11%
For the Year Ended October 31, 2020	22.74	(0.13)	(0.12)	10.85	10.72	(0.03)	—	—	(0.03)	33.43	47.15%	44,245	1.03%	1.10%	(0.56)%	0.95%	1.02%	(0.48)%	93%
For the Year Ended October 31, 2019	23.56	0.16	0.18	(0.82)	(0.66)	(0.16)	—	—	(0.16)	22.74	-2.66%	20,468	1.05%	1.19%	0.76%	0.95%	1.09%	0.86%	184%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	37.27	0.45	0.53	1.56	2.01	(0.43)	—	—	(0.43)	38.85	5.49%	468,677	1.36%	1.36%	2.64%	0.91%	0.91%	3.09%	13%
For the Year Ended October 31, 2023	46.24	0.84	1.02	(9.04)	(8.20)	(0.77)	—	—	(0.77)	37.27	-17.42%	567,052	1.42%	1.42%	2.41%	0.92%	0.92%	2.91%	48%
For the Year Ended October 31, 2022	27.58	0.19	0.28	18.64	18.83	(0.17)	—	—	(0.17)	46.24	68.43%	800,618	1.18%	1.18%	0.56%	0.93%	0.93%	0.81%	55%
For the Year Ended October 31, 2021	4.88	(0.04)	(0.04)	22.76	22.72	(0.02)	—	(0.00)[10]	(0.02)	27.58	465.94%	891,290	0.95%	0.93%	(0.25)%	0.94%	0.92%	(0.24)%	194%
For the Year Ended October 31, 2020	270.40	0.05	0.05	(264.84)	(264.79)	(0.73)	—	—	(0.73)	4.88	-98.19%	342,250	0.97%	1.00%	0.47%	0.95%	0.98%	0.49%	315%
For the Year Ended October 31, 2019	2188.00	6.00	6.90	(1,917.80)	(1,911.80)	(5.80)	—	—	(5.80)	270.40	-87.55%	193,733	1.09%	1.10%	0.95%	0.95%	0.96%	1.09%	257%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	10.33	0.23	0.24	(1.24)	(1.01)	(0.27)	—	—	(0.27)	9.05	-9.98%	57,081	1.15%	1.15%	4.43%	0.95%	0.95%	4.63%	0%
For the Year Ended October 31, 2023	12.44	0.45	0.49	(2.07)	(1.62)	(0.49)	—	—	(0.49)	10.33	-14.02%	73,459	1.24%	1.24%	3.58%	0.95%	0.95%	3.87%	0%
For the Year Ended October 31, 2022	48.60	0.02	0.03	(36.18)	(36.16)	—	—	—	—	12.44	-74.40%	102,747	1.01%	1.01%	0.09%	0.95%	0.95%	0.15%	0%
For the Year Ended October 31, 2021	714.90	(0.90)	(0.90)	(665.40)	(666.30)	0.00[10]	—	—	0.00[10]	48.60	-93.20%	93,490	0.95%	0.95%	(0.93)%	0.95%	0.95%	(0.93)%	0%
For the Year Ended October 31, 2020	739.40	(3.00)	(1.40)	(21.20)	(24.20)	(0.30)	—	—	(0.30)	714.90	-3.26%	39,046	1.18%	1.24%	(0.44)%	0.95%	1.01%	(0.21)%	0%
For the Year Ended October 31, 2019	362.50	4.40	6.70	379.20	383.60	(6.70)	—	—	(6.70)	739.40	106.33%	36,006	1.40%	1.46%	0.88%	0.95%	1.01%	1.33%	0%
The accompanying notes are an integral part of these financial statements.

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Financial Highlights

April 30, 2024

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily Travel & Vacation Bull 2X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	$9.77	$0.11	$0.12	$4.39	$4.50	$(0.11)	$—	$—	$(0.11)	$14.16	46.07%	$9,913	1.16%	1.27%	1.59%	0.95%	1.06%	1.80%	6%
For the Year Ended October 31, 2023	10.36	0.12	0.14	(0.65)	(0.53)	(0.06)	—	—	(0.06)	9.77	-5.27%	11,725	1.19%	1.26%	0.94%	0.95%	1.02%	1.18%	29%
For the Year Ended October 31, 2022	20.74	(0.03)	(0.03)	(10.35)	(10.38)	—	—	—	—	10.36	-50.05%	23,824	0.97%	1.01%	(0.24)%	0.95%	0.99%	(0.22)%	10%
For the Period June 10, 2021[8] through October 31, 2021	25.00	(0.03)	(0.03)	(4.23)	(4.26)	—	—	—	—	20.74	-17.04%	12,447	0.95%	1.31%	(0.36)%	0.95%	1.31%	(0.36)%	26%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 366 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

9  This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver, the net expense ratio would have been 0.60%.

10  Between $(0.005) and $0.005.

The accompanying notes are an integral part of these financial statements.

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Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2024

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 81 separate series (each, a "Fund" and together the "Funds"). 35 of these Funds are included in this report:

Bull Funds	Bear Funds
Direxion Daily AAPL Bull 2X Shares*	Direxion Daily S&P 500® Bear 1X Shares
Direxion Daily AMZN Bull 2X Shares*	Direxion Daily AAPL Bear 1X Shares
Direxion Daily GOOGL Bull 2X Shares*	Direxion Daily AMZN Bear 1X Shares
Direxion Daily MSFT Bull 2X Shares*	Direxion Daily GOOGL Bear 1X Shares
Direxion Daily NVDA Bull 2X Shares*	Direxion Daily MSFT Bear 1X Shares
Direxion Daily TSLA Bull 2X Shares*	Direxion Daily NVDA Bear 1X Shares
Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily TSLA Bear 1X Shares
Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily Concentrated Qs Bear 1X Shares
Direxion Daily S&P 500® Bull 2X Shares	Direxion Daily Energy Bear 2X Shares
Direxion Daily MSCI Brazil Bull 2X Shares	Direxion Daily Gold Miners Index Bear 2X Shares
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	Direxion Daily Junior Gold Miners Index Bear 2X Shares
Direxion Daily MSCI India Bull 2X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares
Direxion Daily Cloud Computing Bull 2X Shares
Direxion Daily Concentrated Qs Bull 2X Shares
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares
Direxion Daily Energy Bull 2X Shares
Direxion Daily Global Clean Energy Bull 2X Shares
Direxion Daily Gold Miners Index Bull 2X Shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares
Direxion Daily NYSE FANG+ Bull 2X Shares
Direxion Daily Robotics, Artificial Intelligence & Automation
Index Bull 2X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares
Direxion Daily Travel & Vacation Bull 2X Shares

*  Effective April 2, 2024, these Funds' new investment objective and strategy changed to seek daily leveraged investment results, before fees and expenses, of 200%, as applicable, of the performance of their underlying index. Prior to April 2, 2024, the investment objective and strategy were 1.5X.

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, "Financial Services-Investment Companies".

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO"). All Funds presented in this report are considered commodity pools under the Commodity Exchange Act (the "CEA). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 200% of the return of the target index or benchmark and a multiple of -100% or -200% of the return of the target index or benchmark for the Bear Funds.

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Funds	Index or Benchmark	Daily Target
Direxion Daily S&P 500® Bear 1X Shares	S&P 500® Index	-100%
Direxion Daily AAPL Bear 1X Shares	Common shares of Apple, Inc.	-100%
Direxion Daily AMZN Bear 1X Shares	Common shares of Amazon, Inc.	-100%
Direxion Daily GOOGL Bear 1X Shares	Common shares of Alphabet, Inc.	-100%
Direxion Daily MSFT Bear 1X Shares	Common shares of Microsoft Corp.	-100%
Direxion Daily NVDA Bear 1X Shares	Common shares of NVIDIA Corp.	-100%
Direxion Daily TSLA Bear 1X Shares	Common shares of Tesla, Inc.	-100%
Direxion Daily Concentrated Qs Bear 1X Shares	Indxx Front of the Q Index	-100%
Direxion Daily AAPL Bull 2X Shares	Common shares of Apple, Inc.	200%
Direxion Daily AMZN Bull 2X Shares	Common shares of Amazon, Inc.	200%
Direxion Daily GOOGL Bull 2X Shares	Common shares of Alphabet, Inc.	200%
Direxion Daily MSFT Bull 2X Shares	Common shares of Microsoft Corp.	200%
Direxion Daily NVDA Bull 2X Shares	Common shares of NVIDIA Corp.	200%
Direxion Daily TSLA Bull 2X Shares	Common shares of Tesla, Inc.	200%
Direxion Daily CSI 300 China A Share Bull 2X Shares	CSI 300 Index	200%
Direxion Daily CSI China Internet Index Bull 2X Shares	CSI Overseas China Internet Index	200%
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index	200%
Direxion Daily MSCI Brazil Bull 2X Shares	MSCI Brazil 25/50 Index	200%
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	MSCI Emerging Markets ex China Index	200%
Direxion Daily MSCI India Bull 2X Shares	MSCI India Index	200%
Direxion Daily Cloud Computing Bull 2X Shares	Indxx USA Cloud Computing Index	200%
Direxion Daily Concentrated Qs Bull 2X Shares	Indxx Front of the Q Index	200%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	Indxx US Electric and Autonomous Vehicles Index	200%
Direxion Daily Energy Bull 2X Shares		200%
Direxion Daily Energy Bear 2X Shares	Energy Select Sector Index	-200%
Direxion Daily Global Clean Energy Bull 2X Shares	S&P Global Clean Energy Index	200%
Direxion Daily Gold Miners Index Bull 2X Shares		200%
Direxion Daily Gold Miners Index Bear 2X Shares	NYSE Arca Gold Miners Index	-200%
Direxion Daily Junior Gold Miners Index Bull 2X Shares		200%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	MVIS Global Junior Gold Miners Index	-200%
Direxion Daily NYSE FANG+ Bull 2X Shares	NYSE FANG+ Index	200%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Indxx Global Robotics and Artificial Intelligence Thematic Index	200%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares		200%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	S&P Oil & Gas Exploration & Production Select Industry Index	-200%
Direxion Daily Travel & Vacation Bull 2X Shares	BlueStar® Travel and Vacation Index	200%

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

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a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities, swap or futures contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Fund's pricing service does not provide a valuation for such securities; c) the Fund's pricing service provides a valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement.

DIREXION SEMI-ANNUAL REPORT
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ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815, "Derivatives and Hedging", to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statements of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statements of Operations.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of April 30, 2024, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at April 30, 2024 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

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Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily AAPL Bear 1X Shares	$854,575	$—	$640,000	$214,575	$—	$—	$—	$—
Direxion Daily AMZN Bear 1X Shares	—	—	—	—	12,015	—	12,015[1]	—
Direxion Daily GOOGL Bear 1X Shares	—	—	—	—	69,720	—	69,720[1]	—
Direxion Daily MSFT Bear 1X Shares	237,842	—	120,000	117,842	—	—	—	—
Direxion Daily NVDA Bear 1X Shares	100,235	—	80,000	20,235	—	—	—	—
Direxion Daily TSLA Bear 1X Shares	5,430,127	—	4,530,000	900,127	—	—	—	—
Direxion Daily AAPL Bull 2X Shares	—	—	—	—	683,274	—	683,274[1]	—
Direxion Daily AMZN Bull 2X Shares	—	—	—	—	1,413,761	—	1,413,761[1]	—
Direxion Daily GOOGL Bull 2X Shares	—	—	—	—	560,082	—	560,082[1]	—
Direxion Daily MSFT Bull 2X Shares	—	—	—	—	1,374,709	—	1,374,709[1]	—
Direxion Daily NVDA Bull 2X Shares	—	—	—	—	979,834	—	979,834[1]	—
Direxion Daily TSLA Bull 2X Shares	—	—	—	—	65,704,412	—	65,704,412[1]	—
Direxion Daily CSI China Internet Index Bull 2X Shares	7,951,484	—	7,951,484[1]	—	—	—	—	—
Direxion Daily Cloud Computing Bull 2X Shares	—	—	—	—	175,992	—	175,992[1]	—
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	—	—	—	327,262	—	327,262[1]	—

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		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Global Clean Energy Bull 2X Shares	$—	$—	$—	$—	$170,342	$—	$170,342[1]	$—
Direxion Daily Gold Miners Index Bull 2X Shares	17,065,758	—	17,065,758[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	3,203,529	—	3,203,529[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	14,629,781	—	14,629,781[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	298,298	—	—	298,298	—	—	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	—	—	—	—	445,917	—	445,917[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily AAPL Bear 1X Shares	$716,559	$—	$590,000	$126,559	$—	$—	$—	$—
Direxion Daily TSLA Bear 1X Shares	3,991,244	—	3,117,000	874,244	—	—	—	—
Direxion Daily AAPL Bull 2X Shares	—	—	—	—	1,014,830	—	1,014,830[1]	—
Direxion Daily TSLA Bull 2X Shares	—	—	—	—	38,183,980	—	38,183,980[1]	—

DIREXION SEMI-ANNUAL REPORT
113

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI China Internet Index Bull 2X Shares	$5,717,773	$—	$5,717,773[1]	$—	$—	$—	$—	$—
Direxion Daily MSCI Brazil Bull 2X Shares	—	—	—	—	427,508	—	427,508[1]	—
Direxion Daily Energy Bull 2X Shares	15,968,230	—	15,968,230[1]	—	—	—	—	—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	280,955	—	280,955[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	18,902,189	—	18,902,189[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	996,378	—	996,378[1]	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	16,705,512	—	16,705,512[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	2,382,556	—	2,382,556[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	4,309,935	—	4,309,935[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT
114

Description: Swap Contract

Counterparty: Barclays

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bear 1X Shares	$2,600,627	$—	$600,000	$2,000,627	$—	$—	$—	$—
Direxion Daily NVDA Bear 1X Shares	—	—	—	—	57,045	—	57,045[1]	—
Direxion Daily MSFT Bull 2X Shares	—	—	—	—	2,604,001	—	2,604,001[1]	—
Direxion Daily NVDA Bull 2X Shares	—	—	—	—	2,128,837	—	2,128,837[1]	—
Direxion Daily TSLA Bull 2X Shares	—	—	—	—	65,221,736	—	65,221,736[1]	—
Direxion Daily MSCI Brazil Bull 2X Shares	—	—	—	—	278,857	—	278,857[1]	—
Direxion Daily MSCI India Bull 2X Shares	3,143,271	—	3,130,000	13,271	—	—	—	—
Direxion Daily Energy Bull 2X Shares	18,930,849	—	18,930,849[1]	—	—	—	—	—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	339,014	—	339,014[1]	—
Direxion Daily NYSE FANG+ Bull 2X Shares	1,773,381	—	1,773,381[1]	—	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	32,961	—	—	32,961	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT
115

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily AAPL Bear 1X Shares	$947,790	$—	$879,000	$68,790	$—	$—	$—	$—
Direxion Daily AMZN Bear 1X Shares	50,800	—	—	50,800	—	—	—	—
Direxion Daily GOOGL Bear 1X Shares	—	—	—	—	39,979	—	39,979[1]	—
Direxion Daily MSFT Bear 1X Shares	186,325	—	32,000	154,325	—	—	—	—
Direxion Daily NVDA Bear 1X Shares	—	—	—	—	334,824	—	334,824[1]	—
Direxion Daily TSLA Bear 1X Shares	6,269,349	—	5,335,000	934,349	—	—	—	—
Direxion Daily AAPL Bull 2X Shares	—	—	—	—	1,041,951	—	1,041,951[1]	—
Direxion Daily AMZN Bull 2X Shares	—	—	—	—	1,796,859	—	1,796,859[1]	—
Direxion Daily GOOGL Bull 2X Shares	3,136,439	—	3,136,439[1]	—	—	—	—	—
Direxion Daily MSFT Bull 2X Shares	—	—	—	—	1,168,231	—	1,168,231[1]	—
Direxion Daily NVDA Bull 2X Shares	—	—	—	—	700,724	—	700,724[1]	—
Direxion Daily TSLA Bull 2X Shares	—	—	—	—	29,191,533	—	29,191,533[1]	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	2,099,686	—	2,099,686[1]	—	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	5,539,234	—	5,539,234[1]	—	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	606,548	—	606,548[1]	—	—	—	—	—
Direxion Daily MSCI India Bull 2X Shares	2,134,163	—	2,119,000	15,163	—	—	—	—
Direxion Daily Cloud Computing Bull 2X Shares	—	—	—	—	108,360	—	108,360[1]	—

DIREXION SEMI-ANNUAL REPORT
116

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Global Clean Energy Bull 2X Shares	$—	$—	$—	$—	$60,313	$—	$60,313[1]	$—
Direxion Daily Gold Miners Index Bull 2X Shares	18,937,211	—	18,937,211[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	730,958	—	730,958[1]	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	4,945,811	—	4,945,811[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	1,517,152	—	—	1,517,152	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	736,450	—	736,450[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	16,337,019	—	16,337,019[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	1,815,971	—	1,815,971[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Goldman Sachs

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily AAPL Bear 1X Shares	$973,140	$—	$973,140[1]	$—	$—	$—	$—	$—
Direxion Daily AMZN Bear 1X Shares	28,282	—	—	28,282	—	—	—	—

DIREXION SEMI-ANNUAL REPORT
117

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily GOOGL Bear 1X Shares	$—	$—	$—	$—	$76,406	$—	$76,406[1]	$—
Direxion Daily MSFT Bear 1X Shares	194,405	—	—	194,405	—	—	—	—
Direxion Daily NVDA Bear 1X Shares	—	—	—	—	96,289	—	96,289[1]	—
Direxion Daily TSLA Bear 1X Shares	—	—	—	—	2,323,924	—	2,323,924[1]	—
Direxion Daily Concentrated Qs Bear 1X Shares	55,517	—	—	55,517	—	—	—	—
Direxion Daily AAPL Bull 2X Shares	—	—	—	—	1,963,023	—	1,963,023[1]	—
Direxion Daily AMZN Bull 2X Shares	—	—	—	—	2,128,826	—	2,128,826[1]	—
Direxion Daily GOOGL Bull 2X Shares	—	—	—	—	2,896,845	—	2,896,845[1]	—
Direxion Daily MSFT Bull 2X Shares	—	—	—	—	320,572	—	320,572[1]	—
Direxion Daily NVDA Bull 2X Shares	—	—	—	—	3,026,360	—	3,026,360[1]	—
Direxion Daily TSLA Bull 2X Shares	—	—	—	—	28,083,352	—	28,083,352[1]	—
Direxion Daily CSI China Internet Index Bull 2X Shares	7,853,873	—	7,853,873[1]	—	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	4,046,941	—	4,046,941[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	—	—	—	—	92,982	—	92,982[1]	—
Direxion Daily Concentrated Qs Bull 2X Shares	—	—	—	—	281,776	—	281,776[1]	—
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	—	—	—	424,180	—	424,180[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	7,651,729	—	7,651,729[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT
118

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	$22,074,389	$—	$22,074,389[1]	$—	$—	$—	$—	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	2,663,531	—	2,663,531[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: J.P. Morgan

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bull 2X Shares	$1,440,979	$—	$1,240,000	$200,979	$—	$—	$—	$—
Direxion Daily MSCI Brazil Bull 2X Shares	—	—	—	—	6,151,782	—	6,151,782[1]	—
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	—	—	—	71,722	—	71,722[1]	—
Direxion Daily Energy Bull 2X Shares	9,407,263	—	9,407,263[1]	—	—	—	—	—
Direxion Daily Energy Bear 2X Shares	163,442	—	67,000	96,442	—	—	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	18,271,679	—	18,271,679[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	3,496,998	—	3,496,998[1]	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	9,656,024	—	9,656,024[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	708,678	—	708,678[1]	—

DIREXION SEMI-ANNUAL REPORT
119

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily NYSE FANG+ Bull 2X Shares	$—	$—	$—	$—	$342,551	$—	$342,551[1]	$—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	919,718	—	919,718[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	7,265,997	—	7,265,997[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—	1,954,826	—	1,954,826[1]	—
Direxion Daily Travel & Vacation Bull 2X Shares	122,980	—	122,980[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bear 1X Shares	$—	$—	$—	$—	$2,041,212	$—	$2,041,212[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	565,832	—	565,832[1]	—	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	4,918,448	—	4,918,448[1]	—	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	3,919,084	—	3,919,084[1]	—	—	—	—	—
Direxion Daily MSCI Brazil Bull 2X Shares	—	—	—	—	821,402	—	821,402[1]	—
Direxion Daily MSCI India Bull 2X Shares	2,210,256	—	2,210,256[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT
120

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Energy Bull 2X Shares	$4,911,184	$—	$4,911,184[1]	$—	$—	$—	$—	$—
Direxion Daily Energy Bear 2X Shares	—	—	—	—	1,763,592	—	1,763,592[1]	—
Direxion Daily Gold Miners Index Bull 2X Shares	13,880,234	—	13,880,234[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	1,285,806	—	—	1,285,806	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	16,326,223	—	16,326,223[1]	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	1,669,973	—	1,669,973[1]	—
Direxion Daily NYSE FANG+ Bull 2X Shares	—	—	—	—	19,473	—	19,473[1]	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	507,375	—	507,375[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	9,900,370	—	9,900,370[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	542,575	—	—	542,575	—	—	—	—

c) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

DIREXION SEMI-ANNUAL REPORT
121

d) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of futures or options contracts during the period ended April 30, 2024.

e) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

f) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

g) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of April 30, 2024, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

DIREXION SEMI-ANNUAL REPORT
122

As of April 30, 2024, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily Cloud Computing Bull 2X Shares	$63,153	$10,361	$54,101	$64,462
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	980,810	1,123,032	—	1,123,032
Direxion Daily Travel & Vacation Bull 2X Shares	7,855	8,045	—	8,045

h) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. Certain Funds paid this excise tax during the period ended April 30, 2024, which is disclosed on the Statements of Operations.

i) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

j) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

k) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended April 30, 2024 and October 31, 2023 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Period Ended April 30, 2024 (Unaudited)			Year/Period Ended October 31, 2023
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily S&P 500® Bear 1X Shares	$4,760,821	$—	$—	$17,439,074	$—	$—
Direxion Daily AAPL Bear 1X Shares	711,963	—	—	873,961	—	—
Direxion Daily AMZN Bear 1X Shares	76,126	—	—	385,096	—	—

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	Period Ended April 30, 2024 (Unaudited)			Year/Period Ended October 31, 2023
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily GOOGL Bear 1X Shares	$58,269	$—	$—	$159,519	$—	$—
Direxion Daily MSFT Bear 1X Shares	163,090	—	—	241,897	—	—
Direxion Daily NVDA Bear 1X Shares[1]	219,848	16,307	—	—	—	—
Direxion Daily TSLA Bear 1X Shares	1,024,939	—	—	2,234,426	—	—
Direxion Daily Concentrated Qs Bear 1X Shares[3]	—	—	—	—	—	—
Direxion Daily AAPL Bull 2X Shares	533,557	—	—	533,661	—	—
Direxion Daily AMZN Bull 2X Shares	855,527	608,027	—	617,613	—	—
Direxion Daily GOOGL Bull 2X Shares	681,758	—	—	394,589	—	—
Direxion Daily MSFT Bull 2X Shares	953,607	—	—	503,522	—	—
Direxion Daily NVDA Bull 2X Shares[1]	778,544	—	—	—	—	—
Direxion Daily TSLA Bull 2X Shares	16,145,118	18,510,534	—	13,969,260	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	1,346,884	—	—	1,285,927	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	6,510,096	—	—	3,836,004	—	—
Direxion Daily S&P 500® Bull 2X Shares	1,351,356	—	—	1,833,932	—	—
Direxion Daily MSCI Brazil Bull 2X Shares	2,522,989	—	—	6,143,456	—	—
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares[2]	3,231	—	—	—	—	—
Direxion Daily MSCI India Bull 2X Shares	645,768	—	—	891,341	—	—
Direxion Daily Cloud Computing Bull 2X Shares	—	—	—	—	—	—
Direxion Daily Concentrated Qs Bull 2X Shares[3]	—	—	—	—	—	—
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	63,830	—	—	123,822	—	—
Direxion Daily Energy Bull 2X Shares	5,412,547	—	—	12,229,872	—	—
Direxion Daily Energy Bear 2X Shares	450,840	—	—	1,074,176	—	—
Direxion Daily Global Clean Energy Bull 2X Shares	40,425	—		31,757	—	—
Direxion Daily Gold Miners Index Bull 2X Shares	8,781,187	—	—	6,901,670	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	1,632,823	—	—	3,486,238	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	4,352,403	—	—	3,912,708	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	1,545,046	—	—	3,131,146	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	276,350	—		131,002	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	215,247	—	—	120,251	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	6,361,439	—	—	14,878,134	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	1,376,545	—	—	2,468,778	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	111,986	—	—	76,810	—	—

1  Commenced operations on September 13, 2023.

2  Commenced operations on February 7, 2024

3  Commenced operations on March 7, 2024

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At October 31, 2023, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily S&P 500® Bear 1X Shares	$(63,280,444)	$1,292,400	$—	$(73,448,805)	$(135,436,849)
Direxion Daily AAPL Bear 1X Shares	(4,476,312)	171,845	—	(456,338)	(4,760,805)
Direxion Daily AMZN Bear 1X Shares	(1,193,460)	15,364	—	(548,284)	(1,726,380)
Direxion Daily GOOGL Bear 1X Shares	(464,225)	11,651	—	(1,008,209)	(1,460,783)
Direxion Daily MSFT Bear 1X Shares	(1,502,659)	33,538	—	(959,012)	(2,428,133)
Direxion Daily NVDA Bear 1X Shares	853,168	56,587	—	—	909,755
Direxion Daily TSLA Bear 1X Shares	(3,881,405)	262,726	—	(9,421,550)	(13,040,229)
Direxion Daily AAPL Bull 2X Shares	(6,990,329)	162,906	—	(1,228)	(6,828,651)
Direxion Daily AMZN Bull 2X Shares	(56,552)	766,174	—	(1,235)	708,387
Direxion Daily GOOGL Bull 2X Shares	(2,628,201)	112,286	—	(1,235)	(2,517,150)
Direxion Daily MSFT Bull 2X Shares	792,874	169,820	—	(1,235)	961,459
Direxion Daily NVDA Bull 2X Shares	(1,970,664)	54,586	—	(9,277)	(1,925,355)
Direxion Daily TSLA Bull 2X Shares	(310,343,612)	22,136,959	—	(1,228)	(288,207,881)
Direxion Daily CSI 300 China A Share Bull 2X Shares	(34,507,805)	178,854	—	(27,212,868)	(61,541,819)
Direxion Daily CSI China Internet Index Bull 2X Shares	(258,968,174)	979,761	—	(291,233,104)	(549,221,517)
Direxion Daily S&P 500® Bull 2X Shares	(16,635,697)	134,461	—	(4,524,358)	(21,025,594)
Direxion Daily MSCI Brazil Bull 2X Shares	(24,199,030)	86,459	—	(443,097,945)	(467,210,516)
Direxion Daily MSCI India Bull 2X Shares	(7,320,617)	140,952	—	—	(7,179,665)
Direxion Daily Cloud Computing Bull 2X Shares	(5,663,367)	—	—	(9,654,976)	(15,318,343)
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	(5,860,502)	24,311	—	(2,492,760)	(8,328,951)
Direxion Daily Energy Bull 2X Shares	(2,258,537)	454,262	—	(6,301,114)	(8,105,389)
Direxion Daily Energy Bear 2X Shares	(5,136,075)	147,152	—	(193,322,741)	(198,311,664)
Direxion Daily Global Clean Energy Bull 2X Shares	(4,212,879)	4,268	—	(3,701,828)	(7,910,439)
Direxion Daily Gold Miners Index Bull 2X Shares	(167,266,814)	1,198,994	—	(1,828,443,553)	(1,994,511,373)
Direxion Daily Gold Miners Index Bear 2X Shares	406,548	411,741	—	(628,564,013)	(627,745,724)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	(250,566,025)	973,679	—	(1,434,940,898)	(1,684,533,244)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	(11,742,929)	264,740	—	(215,741,864)	(227,220,053)
Direxion Daily NYSE FANG+ Bull 2X Shares	(3,097,858)	61,029	—	(7,770,784)	(10,807,613)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	(13,285,333)	29,948	—	(14,616,580)	(27,871,965)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	11,849,733	801,425	—	—	12,651,158

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Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	$(23,547,007)	$445,964	$—	$(219,420,737)	$(242,521,780)
Direxion Daily Travel & Vacation Bull 2X Shares	(7,248,561)	23,878	—	(16,219,855)	(23,444,538)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

At April 30, 2024, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily S&P 500® Bear 1X Shares	$185,761,311	$—	$—	$—
Direxion Daily AAPL Bear 1X Shares	36,225,637	—	—	—
Direxion Daily AMZN Bear 1X Shares	3,400,816	—	—	—
Direxion Daily GOOGL Bear 1X Shares	3,099,541	—	—	—
Direxion Daily MSFT Bear 1X Shares	10,461,497	—	—	—
Direxion Daily NVDA Bear 1X Shares	8,973,497	—	—	—
Direxion Daily TSLA Bear 1X Shares	61,017,804	—	—	—
Direxion Daily Concentrated Qs Bear 1X Shares	4,917,327	—	—	—
Direxion Daily AAPL Bull 2X Shares	61,479,422	—	(28,225)	(28,225)
Direxion Daily AMZN Bull 2X Shares	84,875,427	1,417,203	—	1,417,203
Direxion Daily GOOGL Bull 2X Shares	66,971,944	2,164,260	—	2,164,260
Direxion Daily MSFT Bull 2X Shares	77,327,335	642,802	—	642,802
Direxion Daily NVDA Bull 2X Shares	137,858,227	397,235	—	397,235
Direxion Daily TSLA Bull 2X Shares	1,307,972,889	—	(14,211,153)	(14,211,153)
Direxion Daily CSI 300 China A Share Bull 2X Shares	63,665,084	—	(894,464)	(894,464)
Direxion Daily CSI China Internet Index Bull 2X Shares	369,469,880	5,212,988	—	5,212,988
Direxion Daily S&P 500® Bull 2X Shares	134,750,542	16,411,615	(3,909,963)	12,501,652
Direxion Daily MSCI Brazil Bull 2X Shares	111,046,952	—	(5,021,992)	(5,021,992)
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	2,602,428	33,406	—	33,406
Direxion Daily MSCI India Bull 2X Shares	86,000,158	2,548,289	—	2,548,289
Direxion Daily Cloud Computing Bull 2X Shares	5,752,628	192,502	(1,078,203)	(885,701)
Direxion Daily Cloud Concentrated Qs Bull 2X Shares	4,637,699	—	25,176	25,176
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	6,866,160	44,604	(1,003,652)	(959,048)
Direxion Daily Energy Bull 2X Shares	372,390,666	21,130,942	(1,240,349)	19,890,593
Direxion Daily Energy Bear 2X Shares	24,691,347	—	—	—
Direxion Daily Global Clean Energy Bull 2X Shares	4,369,554	—	(826,082)	(826,082)
Direxion Daily Gold Miners Index Bull 2X Shares	562,798,426	17,053,137	—	17,053,137
Direxion Daily Gold Miners Index Bear 2X Shares	190,097,886	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	305,794,971	—	(17,966)	(17,966)
Direxion Daily Junior Gold Miners Index Bear 2X Shares	120,815,412	—	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	35,321,964	2,293,312	(397,727)	1,895,585
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	36,145,573	553,628	—	553,628
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	501,773,778	12,922,792	(13,549,463)	(626,671)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	62,464,354	—	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	11,551,162	529,129	(1,533,767)	(1,004,638)

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a
DIREXION SEMI-ANNUAL REPORT
126

twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2023.

At October 31, 2023, Direxion Daily Cloud Computing Bull 2X Shares deferred, on a tax basis, qualified late year losses of $13,272.

Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2023, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily S&P 500® Bear 1X Shares	$—	$73,448,805	$—
Direxion Daily AAPL Bear 1X Shares	—	455,117	—
Direxion Daily AMZN Bear 1X Shares	—	547,056	—
Direxion Daily GOOGL Bear 1X Shares	—	1,006,981	—
Direxion Daily MSFT Bear 1X Shares	—	957,784	—
Direxion Daily NVDA Bear 1X Shares	—	—	—
Direxion Daily TSLA Bear 1X Shares	—	9,420,322	—
Direxion Daily AAPL Bull 2X Shares	36,308	—	—
Direxion Daily AMZN Bull 2X Shares	2,163	—	—
Direxion Daily GOOGL Bull 2X Shares	2,800	—	—
Direxion Daily MSFT Bull 2X Shares	3,581	—	—
Direxion Daily NVDA Bull 2X Shares	—	9,277	—
Direxion Daily TSLA Bull 2X Shares	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	24,998,219	2,214,649
Direxion Daily CSI China Internet Index Bull 2X Shares	—	291,233,104	—
Direxion Daily S&P 500® Bull 2X Shares	5,964,321	3,406,986	1,117,372
Direxion Daily MSCI Brazil Bull 2X Shares	—	441,981,692	1,116,252
Direxion Daily MSCI India Bull 2X Shares	—	—	—
Direxion Daily Cloud Computing Bull 2X Shares	—	8,213,719	1,427,985
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	2,479,284	13,476
Direxion Daily Energy Bull 2X Shares	64,988,051	—	6,300,671
Direxion Daily Energy Bear 2X Shares	—	193,322,709	—
Direxion Daily Global Clean Energy Bull 2X Shares	—	3,614,822	87,006
Direxion Daily Gold Miners Index Bull 2X Shares	—	1,223,868,041	604,575,512
Direxion Daily Gold Miners Index Bear 2X Shares	—	628,564,013	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	1,434,940,898	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	215,741,864	—
Direxion Daily NYSE FANG+ Bull 2X Shares	—	7,115,675	655,109
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—	13,204,339	1,410,918
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	219,420,737	—
Direxion Daily Travel & Vacation Bull 2X Shares	—	14,863,119	1,356,736

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2024, open U.S. Federal and state income tax years include the tax years ended October 31, 2021 through October 31, 2023. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

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4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." The number of shares in a Creation Unit for each respective Fund is as follows:

Fund	Number of Shares per Creation Unit
Direxion Daily S&P 500® Bear 1X Shares	50,000	shares
Direxion Daily AAPL Bear 1X Shares	25,000	shares
Direxion Daily AMZN Bear 1X Shares	25,000	shares
Direxion Daily GOOGL Bear 1X Shares	25,000	shares
Direxion Daily MSFT Bear 1X Shares	25,000	shares
Direxion Daily NVDA Bear 1X Shares	25,000	shares
Direxion Daily TSLA Bear 1X Shares	25,000	shares
Direxion Daily Concentrated Qs Bear 1X Shares	25,000	shares
Direxion Daily AAPL Bull 2X Shares	25,000	shares
Direxion Daily AMZN Bull 2X Shares	25,000	shares
Direxion Daily GOOGL Bull 2X Shares	25,000	shares
Direxion Daily MSFT Bull 2X Shares	25,000	shares
Direxion Daily NVDA Bull 2X Shares	25,000	shares
Direxion Daily TSLA Bull 2X Shares	25,000	shares
Direxion Daily CSI China A Share Bull 2X Shares	50,000	shares
Direxion Daily CSI China Internet Index Bull 2X Shares	50,000	shares
Direxion Daily S&P 500® Bull 2X Shares	50,000	shares
Direxion Daily MSCI Brazil Bull 2X Shares	50,000	shares
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	25,000	shares
Direxion Daily MSCI India Bull 2X Shares	50,000	shares
Direxion Daily Cloud Computing Bull 2X Shares	50,000	shares
Direxion Daily Concentrated Qs Bull 2X Shares	25,000	shares
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	50,000	shares
Direxion Daily Energy Bull 2X Shares	50,000	shares
Direxion Daily Energy Bear 2X Shares	50,000	shares
Direxion Daily Global Clean Energy Bull 2X Shares	50,000	shares
Direxion Daily Gold Miners Index Bull 2X Shares	50,000	shares
Direxion Daily Gold Miners Index Bear Shares	50,000	shares
Direxion Daily Junior Gold Miners Index Bull 2X Shares	50,000	shares
Direxion Daily Junior Gold Miners Index Bear 2X Shares	50,000	shares
Direxion Daily NYSE FANG+ Bull 2X Shares	50,000	shares
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	50,000	shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	50,000	shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	50,000	shares
Direxion Daily Travel & Vacation Bull 2X Shares	50,000	shares

Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

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5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended April 30, 2024. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily S&P 500® Bear 1X Shares	$—	$—	$—	$—
Direxion Daily AAPL Bear 1X Shares	—	—	—	—
Direxion Daily AMZN Bear 1X Shares	—	—	—	—
Direxion Daily GOOGL Bear 1X Shares	—	—	—	—
Direxion Daily MSFT Bear 1X Shares	—	—	—	—
Direxion Daily NVDA Bear 1X Shares	—	—	—	—
Direxion Daily TSLA Bear 1X Shares	—	—	—	—
Direxion Daily Concentrated Qs Bear 1X Shares[2]	—	—	—	—
Direxion Daily AAPL Bull 2X Shares	—	965,197	6,451,317	266,997
Direxion Daily AMZN Bull 2X Shares	—	3,815,753	8,926,972	953,920
Direxion Daily GOOGL Bull 2X Shares	3,439,180	4,984,190	6,315,502	3,065,122
Direxion Daily MSFT Bull 2X Shares	1,793,693	—	8,751,467	3,550,554
Direxion Daily NVDA Bull 2X Shares	—	5,806,465	15,793,739	5,854,734
Direxion Daily TSLA Bull 2X Shares	29,108,850	33,655,931	116,228,100	26,081,189
Direxion Daily CSI 300 China A Share Bull 2X Shares	6,390,920	11,285,200	20,232,527	12,982,023
Direxion Daily CSI China Internet Index Bull 2X Shares	71,140,905	74,508,454	90,476,279	67,214,448
Direxion Daily S&P 500® Bull 2X Shares	24,577,571	13,557,719	—	133,795,854
Direxion Daily MSCI Brazil Bull 2X Shares	20,058,711	—	25,382,722	41,363,105
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares[1]	1,882,546	123,553	—	—
Direxion Daily MSCI India Bull 2X Shares	4,530,010	—	15,299,608	5,958,727
Direxion Daily Cloud Computing Bull 2X Shares	1,429,738	688,033	1,706,707	4,667,217
Direxion Daily Concentrated Qs Bull 2X Shares[2]	3,468,803	2,338,817	650,010	—
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	1,339,695	3,548,628	4,544,923	1,315,784
Direxion Daily Energy Bull 2X Shares	18,408,693	18,137,727	113,013,950	148,552,066
Direxion Daily Energy Bear 2X Shares	—	—	—	—
Direxion Daily Global Clean Energy Bull 2X Shares	451,780	485,419	1,587,279	761,870
Direxion Daily Gold Miners Index Bull 2X Shares	241,482,300	102,170,882	228,073,548	368,343,747
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	144,617,025	24,407,055	150,840,827	302,698,183
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	5,020,918	6,836,592	15,201,015	10,565,443
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	—	—	9,453,143	6,498,812
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	37,088,202	43,201,915	96,538,088	185,966,838
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	—	—
Direxion Daily Travel & Vacation Bull 2X Shares	4,183,097	589,338	—	7,023,910

1  Represents the period from February 7, 2024 (commencement of operations) to April 30, 2024.

2  Represents the period from March 7, 2024 (commencement of operations) to April 30, 2024.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended April 30, 2024.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory

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Agreement, each Fund pays the Adviser investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily AAPL Bear 1X Shares	0.75%
Direxion Daily AMZN Bear 1X Shares	0.75%
Direxion Daily GOOGL Bear 1X Shares	0.75%
Direxion Daily MSFT Bear 1X Shares	0.75%
Direxion Daily NVDA Bear 1X Shares	0.75%
Direxion Daily TSLA Bear 1X Shares	0.75%
Direxion Daily Concentrated Qs Bear 1X Shares	0.35%
Direxion Daily AAPL Bull 2X Shares	0.75%
Direxion Daily AMZN Bull 2X Shares	0.75%
Direxion Daily GOOGL Bull 2X Shares	0.75%
Direxion Daily MSFT Bull 2X Shares	0.75%
Direxion Daily NVDA Bull 2X Shares	0.75%
Direxion Daily TSLA Bull 2X Shares	0.75%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily MSCI Brazil Bull 2X Shares	0.75%
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	0.75%
Direxion Daily MSCI India Bull 2X Shares	0.75%
Direxion Daily Cloud Computing Bull 2X Shares	0.75%
Direxion Daily Concentrated Qs Bull 2X Shares	0.75%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	0.75%
Direxion Daily Energy Bull 2X Shares	0.75%
Direxion Daily Energy Bear 2X Shares	0.75%
Direxion Daily Global Clean Energy Bull 2X Shares	0.75%
Direxion Daily Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.75%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.75%
Direxion Daily NYSE FANG+ Bull 2X Shares	0.75%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.75%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.75%
Direxion Daily Travel & Vacation Bull 2X Shares	0.75%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds' operating expenses to the extent that they exceed the following rates multiplied by the Fund's respective average daily net assets at least until September 1, 2024. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

Direxion Daily S&P 500® Bear 1X Shares	0.45%
Direxion Daily AAPL Bear 1X Shares	0.95%
Direxion Daily AMZN Bear 1X Shares	0.95%
Direxion Daily GOOGL Bear 1X Shares	0.95%
Direxion Daily MSFT Bear 1X Shares	0.95%
Direxion Daily NVDA Bear 1X Shares	0.95%
Direxion Daily TSLA Bear 1X Shares	0.95%
Direxion Daily Concentrated Qs Bear 1X Shares	0.45%
Direxion Daily AAPL Bull 2X Shares	0.95%
Direxion Daily AMZN Bull 2X Shares	0.95%
Direxion Daily GOOGL Bull 2X Shares	0.95%
Direxion Daily MSFT Bull 2X Shares	0.95%
Direxion Daily NVDA Bull 2X Shares	0.95%

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Direxion Daily TSLA Bull 2X Shares	0.95%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.95%
Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily S&P 500® Equal Weight Bull 2X Shares	0.95%
Direxion Daily MSCI Brazil Bull 2X Shares	0.95%
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	0.95%
Direxion Daily MSCI India Bull 2X Shares	0.95%
Direxion Daily Cloud Computing Bull 2X Shares	0.95%
Direxion Daily Concentrated Qs Bull 2X Shares	0.95%
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	0.95%
Direxion Daily Energy Bull 2X Shares	0.95%
Direxion Daily Energy Bear 2X Shares	0.95%
Direxion Daily Global Clean Energy Bull 2X Shares	0.95%
Direxion Daily Gold Miners Index Bull 2X Shares	0.95%
Direxion Daily Gold Miners Index Bear 2X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.95%
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.95%
Direxion Daily NYSE FANG+ Bull 2X Shares	0.95%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.95%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.95%
Direxion Daily Travel & Vacation Bull 2X Shares	0.95%

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2024	October 31, 2025	October 31, 2026	April 30, 2027	Recoupment Amount
Direxion Daily S&P 500® Bear 1X Shares	$—	$43,761	$28,049	$205,822	$205,611	$43,761	$483,243
Direxion Daily AAPL Bear 1X Shares	9,812	—	—	1,546	3,241	—	4,787
Direxion Daily AMZN Bear 1X Shares	—	8,949	—	17,628	16,135	8,949	42,712
Direxion Daily GOOGL Bear 1X Shares	—	9,117	—	17,796	17,435	9,117	44,348
Direxion Daily MSFT Bear 1X Shares	—	6,317	—	17,641	15,315	6,317	39,273
Direxion Daily NVDA Bear 1X Shares	—	14,486	—	—	14,471	14,486	28,957
Direxion Daily TSLA Bear 1X Shares	1,636	—	—	—	—	—	—
Direxion Daily Concentrated Qs Bear 1X Shares	—	9,102	—	—	—	9,102	9,102
Direxion Daily AAPL Bull 2X Shares	13,438	—	—	—	3,628	—	3,628
Direxion Daily AMZN Bull 2X Shares	14,547	—	—	—	—	—	—
Direxion Daily GOOGL Bull 2X Shares	19,707	—	—	—	2,249	—	2,249
Direxion Daily MSFT Bull 2X Shares	19,465	—	—	—	—	—	—
Direxion Daily NVDA Bull 2X Shares	16,910	2,079	—	—	—	—	—
Direxion Daily TSLA Bull 2X Shares	558	—	—	—	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	—	—	—

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			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2024	October 31, 2025	October 31, 2026	April 30, 2027	Recoupment Amount
Direxion Daily CSI China Internet Index Bull 2X Shares	$—	$—	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 2X Shares	—	56,334	19,042	50,190	131,626	56,334	257,192
Direxion Daily MSCI Brazil Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	—	11,285	—	—	—	11,285	11,285
Direxion Daily MSCI India Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily Cloud Computing Bull 2X Shares	—	18,613	1,901	33,849	49,336	18,613	103,699
Direxion Daily Concentrated Qs Bull 2X Shares	—	8,427	—	—	—	8,427	8,427
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	20,199	—	33,512	43,190	20,199	96,901
Direxion Daily Energy Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily Energy Bear 2X Shares	—	4,951	5,257	13,901	21,970	4,951	46,079
Direxion Daily Global Clean Energy Bull 2X Shares	—	21,400	16,728	40,638	45,734	21,400	124,500
Direxion Daily Gold Miners Index Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	—	—	—	—	—
Direxion Daily NYSE FANG+ Bull 2X Shares	4,957	51	6,633	22,305	20,955	51	49,944
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	638	1,265	—	14,108	21,243	1,265	36,616
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	—	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	670	152	560	9,715	20,519	152	30,946
Direxion Daily Travel & Vacation Bull 2X Shares	—	7,178	8,339	12,058	18,324	7,178	45,899

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement, and waiver of any expenses as of April 30, 2024, is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

DIREXION SEMI-ANNUAL REPORT
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The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at April 30, 2024:

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily S&P 500® Bear 1X Shares	$—	$—	$185,761,311	$2,600,627	$(2,041,212)
Direxion Daily AAPL Bear 1X Shares	—	—	36,225,637	3,492,064	—
Direxion Daily AMZN Bear 1X Shares	—	—	3,400,816	79,082	(12,015)
Direxion Daily GOOGL Bear 1X Shares	—	—	3,099,541	—	(186,105)
Direxion Daily MSFT Bear 1X Shares	—	—	10,461,497	618,572	—
Direxion Daily NVDA Bear 1X Shares	—	—	8,973,497	100,235	(488,158)
Direxion Daily TSLA Bear 1X Shares	—	—	61,017,804	15,690,720	(2,323,924)
Direxion Daily Concentrated Qs Bear 1X Shares	—	—	4,917,327	55,517	—
Direxion Daily AAPL Bull 2X Shares	—	11,948,991	49,502,206	—	(4,703,078)
Direxion Daily AMZN Bull 2X Shares	—	11,391,975	74,900,655	—	(5,339,446)
Direxion Daily GOOGL Bull 2X Shares	—	11,016,625	58,119,579	3,136,439	(3,456,927)
Direxion Daily MSFT Bull 2X Shares	—	14,159,153	63,810,984	—	(5,467,513)
Direxion Daily NVDA Bull 2X Shares	—	8,129,564	130,125,898	—	(6,835,755)
Direxion Daily TSLA Bull 2X Shares	—	215,496,775	1,078,264,961	—	(226,385,013)

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	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily CSI 300 China A Share Bull 2X Shares	$29,349,468	$—	$33,421,152	$4,106,497	$—
Direxion Daily CSI China Internet Index Bull 2X Shares	178,273,827	—	196,409,041	31,980,812	—
Direxion Daily S&P 500® Bull 2X Shares	—	122,140,042	25,112,152	8,572,573	—
Direxion Daily MSCI Brazil Bull 2X Shares	50,998,115	—	55,026,845	—	(7,679,549)
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	1,793,310	—	842,524	—	(92,982)
Direxion Daily MSCI India Bull 2X Shares	44,341,864	—	44,206,583	7,487,690	—
Direxion Daily Cloud Computing Bull 2X Shares	—	3,810,256	1,056,671	—	(284,352)
Direxion Daily Concentrated Qs Bull 2X Shares	1,780,101	—	2,882,774	—	(281,776)
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	—	3,396,722	2,510,390	—	(823,164)
Direxion Daily Energy Bull 2X Shares	—	247,064,645	145,216,614	49,217,526	—
Direxion Daily Energy Bear 2X Shares	—	—	24,691,347	163,442	(2,383,561)
Direxion Daily Global Clean Energy Bull 2X Shares	3,013,252	—	530,220	—	(230,655)
Direxion Daily Gold Miners Index Bull 2X Shares	274,997,950	—	304,853,613	94,708,800	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	—	190,097,886	1,285,806	(8,427,863)
Direxion Daily Junior Gold Miners Index Bull 2X Shares	112,259,629	—	193,517,376	47,633,570	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	—	120,815,412	1,517,152	(4,761,207)
Direxion Daily NYSE FANG+ Bull 2X Shares	—	18,732,811	18,484,738	1,773,381	(362,024)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	18,413,908	—	18,285,293	2,196,504	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	—	219,646,613	281,500,494	74,517,491	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	—	62,464,354	840,873	(6,434,328)
Direxion Daily Travel & Vacation Bull 2X Shares	—	7,724,597	2,821,927	122,980	(445,917)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, and

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b) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Funds or any transfers between levels during the period ended April 30, 2024.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2024, the Funds were invested in swap contracts. At April 30, 2024, the fair values of derivative instruments, by primary risk, were as follows:

Swap Contracts	Asset Derivatives[1]
Fund	Equity Risk
Direxion Daily S&P 500® Bear 1X Shares	$2,600,627
Direxion Daily AAPL Bear 1X Shares	3,492,064
Direxion Daily AMZN Bear 1X Shares	79,082
Direxion Daily MSFT Bear 1X Shares	618,572
Direxion Daily NVDA Bear 1X Shares	100,235
Direxion Daily TSLA Bear 1X Shares	15,690,720
Direxion Daily Concentrated Qs Bear 1X Shares	55,517
Direxion Daily GOOGL Bull 2X Shares	3,136,439
Direxion Daily CSI 300 China A Share Bull 2X Shares	4,106,497
Direxion Daily CSI China Internet Index Bull 2X Shares	31,980,812
Direxion Daily S&P 500® Bull 2X Shares	8,572,573
Direxion Daily MSCI India Bull 2X Shares	7,487,690
Direxion Daily Energy Bull 2X Shares	49,217,526
Direxion Daily Energy Bear 2X Shares	163,442
Direxion Daily Gold Miners Index Bull 2X Shares	94,708,800
Direxion Daily Gold Miners Index Bear 2X Shares	1,285,806
Direxion Daily Junior Gold Miners Index Bull 2X Shares	47,633,570
Direxion Daily Junior Gold Miners Index Bear 2X Shares	1,517,152
Direxion Daily NYSE FANG+ Bull 2X Shares	1,773,381
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	2,196,504
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	74,517,491
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	840,873
Direxion Daily Travel & Vacation Bull 2X Shares	122,980
Swap Contracts	Liability Derivatives[2]
Fund	Equity Risk
Direxion Daily S&P 500® Bear 1X Shares	$2,041,212
Direxion Daily AMZN Bear 1X Shares	12,015
Direxion Daily GOOGL Bear 1X Shares	186,105
Direxion Daily NVDA Bear 1X Shares	488,158
Direxion Daily TSLA Bear 1X Shares	2,323,924
Direxion Daily AAPL Bull 2X Shares	4,703,078
Direxion Daily AMZN Bull 2X Shares	5,339,446
Direxion Daily GOOGL Bull 2X Shares	3,456,927
Direxion Daily MSFT Bull 2X Shares	5,467,513
Direxion Daily NVDA Bull 2X Shares	6,835,755
Direxion Daily TSLA Bull 2X Shares	226,385,013
Direxion Daily MSCI Brazil Bull 2X Shares	7,679,549
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	92,982

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Swap Contracts	Liability Derivatives[2]
Fund	Equity Risk
Direxion Daily Cloud Computing Bull 2X Shares	$284,352
Direxion Daily Concentrated Qs Bull 2X Shares	281,776
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	823,164
Direxion Daily Energy Bear 2X Shares	2,383,561
Direxion Daily Global Clean Energy Bull 2X Shares	230,655
Direxion Daily Gold Miners Index Bear 2X Shares	8,427,863
Direxion Daily Junior Gold Miners Index Bear 2X Shares	4,761,207
Direxion Daily NYSE FANG+ Bull 2X Shares	362,024
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	6,434,328
Direxion Daily Travel & Vacation Bull 2X Shares	445,917

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the period ended April 30, 2024, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]	Net Unrealized Appreciation/ (Depreciation)[2]
Fund		Equity Risk	Equity Risk
Direxion Daily S&P 500® Bear 1X Shares	Swap Contracts	$(33,592,876)	$(15,227,917)
Direxion Daily AAPL Bear 1X Shares	Swap Contracts	(2,223,870)	2,125,079
Direxion Daily AMZN Bear 1X Shares	Swap Contracts	(1,005,920)	154,147
Direxion Daily GOOGL Bear 1X Shares	Swap Contracts	(857,642)	(324,783)
Direxion Daily MSFT Bear 1X Shares	Swap Contracts	(1,463,005)	701,103
Direxion Daily NVDA Bear 1X Shares	Swap Contracts	(6,105,030)	(1,432,969)
Direxion Daily TSLA Bear 1X Shares	Swap Contracts	(762,623)	3,000,004
Direxion Daily Concentrated Qs Bear 1X Shares	Swap Contracts	(51,101)	55,517
Direxion Daily AAPL Bull 2X Shares	Swap Contracts	1,485,962	(3,625,911)
Direxion Daily AMZN Bull 2X Shares	Swap Contracts	21,551,280	(7,478,274)
Direxion Daily GOOGL Bull 2X Shares	Swap Contracts	14,765,051	1,757,205
Direxion Daily MSFT Bull 2X Shares	Swap Contracts	7,640,220	(5,969,388)
Direxion Daily NVDA Bull 2X Shares	Swap Contracts	53,156,746	(5,292,451)
Direxion Daily TSLA Bull 2X Shares	Swap Contracts	(67,226,551)	(65,262,792)
Direxion Daily CSI 300 China A Share Bull 2X Shares	Swap Contracts	(18,029,689)	16,208,863
Direxion Daily CSI China Internet Index Bull 2X Shares	Swap Contracts	(61,130,519)	78,666,545
Direxion Daily S&P 500® Bull 2X Shares	Swap Contracts	40,195,359	7,501,996
Direxion Daily MSCI Brazil Bull 2X Shares	Swap Contracts	24,102,027	(13,878,682)
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	Swap Contracts	99,237	(92,982)
Direxion Daily MSCI India Bull 2X Shares	Swap Contracts	8,352,646	8,366,995
Direxion Daily Cloud Computing Bull 2X Shares	Swap Contracts	1,437,220	(543,141)
Direxion Daily Concentrated Qs Bull 2X Shares	Swap Contracts	201,664	(281,776)
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	Swap Contracts	(2,809,169)	598,638
Direxion Daily Energy Bull 2X Shares	Swap Contracts	3,440,988	34,518,498
Direxion Daily Energy Bear 2X Shares	Swap Contracts	1,173,007	(4,312,751)
Direxion Daily Global Clean Energy Bull 2X Shares	Swap Contracts	(795,214)	537,266
Direxion Daily Gold Miners Index Bull 2X Shares	Swap Contracts	15,554,325	118,968,637
Direxion Daily Gold Miners Index Bear 2X Shares	Swap Contracts	(6,465,883)	(31,533,853)

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		Net Realized Gain (Loss)[1]	Net Unrealized Appreciation/ (Depreciation)[2]
Fund		Equity Risk	Equity Risk
Direxion Daily Junior Gold Miners Index Bull 2X Shares	Swap Contracts	$3,725,217	$79,885,935
Direxion Daily Junior Gold Miners Index Bear 2X Shares	Swap Contracts	(3,705,849)	(25,505,325)
Direxion Daily NYSE FANG+ Bull 2X Shares	Swap Contracts	7,136,885	3,840,260
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	Swap Contracts	4,781,740	4,040,260
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	Swap Contracts	15,369,345	(8,047,495)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	Swap Contracts	787,056	(2,549,444)
Direxion Daily Travel & Vacation Bull 2X Shares	Swap Contracts	1,576,427	1,632,117

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the period ended April 30, 2024, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily S&P 500® Bear 1X Shares	$—	$221,559,921
Direxion Daily AAPL Bear 1X Shares	—	34,839,134
Direxion Daily AMZN Bear 1X Shares	—	4,077,414
Direxion Daily GOOGL Bear 1X Shares	—	2,590,678
Direxion Daily MSFT Bear 1X Shares	—	7,761,645
Direxion Daily NVDA Bear 1X Shares	—	9,008,789
Direxion Daily TSLA Bear 1X Shares	—	71,498,156
Direxion Daily Concentrated Qs Bear 1X Shares	—	2,507,626
Direxion Daily AAPL Bull 2X Shares	65,246,422	—
Direxion Daily AMZN Bull 2X Shares	105,059,277	—
Direxion Daily GOOGL Bull 2X Shares	84,038,271	—
Direxion Daily MSFT Bull 2X Shares	97,062,800	—
Direxion Daily NVDA Bull 2X Shares	117,270,880	—
Direxion Daily TSLA Bull 2X Shares	1,429,047,191	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	89,824,101	—
Direxion Daily CSI China Internet Index Bull 2X Shares	509,951,304	—
Direxion Daily S&P 500® Bull 2X Shares	216,797,915	—
Direxion Daily MSCI Brazil Bull 2X Shares	159,670,327	—
Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares	1,677,996	—
Direxion Daily MSCI India Bull 2X Shares	106,715,997	—
Direxion Daily Cloud Computing Bull 2X Shares	7,633,720	—
Direxion Daily Concentrated Qs Bull 2X Shares	4,243,959	—
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	6,286,340	—
Direxion Daily Energy Bull 2X Shares	452,703,274	—
Direxion Daily Energy Bear 2X Shares	—	44,878,495
Direxion Daily Global Clean Energy Bull 2X Shares	4,118,133	—
Direxion Daily Gold Miners Index Bull 2X Shares	718,469,833	—
Direxion Daily Gold Miners Index Bear 2X Shares	—	284,169,977
Direxion Daily Junior Gold Miners Index Bull 2X Shares	450,614,771	—
Direxion Daily Junior Gold Miners Index Bear 2X Shares	—	244,271,224
Direxion Daily NYSE FANG+ Bull 2X Shares	47,445,374	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	43,739,661	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	672,565,360	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	—	117,498,980
Direxion Daily Travel & Vacation Bull 2X Shares	15,252,144	—

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The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of -100%, 200%, or -200% daily performance of their respective index.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

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•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

10.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On June 24, 2024, certain Funds declared income distributions with an ex-date of June 25, 2024 and payable date of July 2, 2024. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Daily S&P 500® Bear 1X Shares	$0.16276
Direxion Daily AAPL Bear 1X Shares	0.21167
Direxion Daily AMZN Bear 1X Shares	0.17410
Direxion Daily GOOGL Bear 1X Shares	0.20242
Direxion Daily MSFT Bear 1X Shares	0.22292
Direxion Daily NVDA Bear 1X Shares	0.04704
Direxion Daily TSLA Bear 1X Shares	0.16814
Direxion Daily Concentrated Qs Bear 1X Shares	0.31869
Direxion Daily AAPL Bull 2X Shares	0.19784
Direxion Daily AMZN Bull 2X Shares	0.25290
Direxion Daily GOOGL Bull 2X Shares	0.33275

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Funds	Per Share Income Distribution
Direxion Daily MSFT Bull 2X Shares	$0.37125
Direxion Daily NVDA Bull 2X Shares	0.48453
Direxion Daily TSLA Bull 2X Shares	0.08177
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.05335
Direxion Daily CSI China Internet Index Bull 2X Shares	0.15700
Direxion Daily S&P 500® Bull 2X Shares	0.31218
Direxion Daily MSCI Brazil Bull 2X Shares	1.39253
Direxion Daily MSCI Emerging Markets Ex China Bull 2X Shares	0.24423
Direxion Daily MSCI India Bull 2X Shares	0.19620
Direxion Daily Cloud Computing Bull 2X Shares	0.00000
Direxion Daily Concentrated Qs Bull 2X Shares	0.07122
Direxion Daily Electric and Autonomous Vehicles Bull 2X Shares	0.13427
Direxion Daily Energy Bull 2X Shares	0.41408
Direxion Daily Energy Bear 2X Shares	0.34916
Direxion Daily Global Clean Energy Bull 2X Shares	0.03882
Direxion Daily Gold Miners Index Bull 2X Shares	0.11965
Direxion Daily Gold Miners Index Bear 2X Shares	0.09561
Direxion Daily Junior Gold Miners Index Bull 2X Shares	0.20338
Direxion Daily Junior Gold Miners Index Bear 2X Shares	0.05653
Direxion Daily NYSE FANG+ Bull 2X Shares	0.45639
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 2X Shares	0.07891
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 2X Shares	0.21950
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 2X Shares	0.14267
Direxion Daily Travel & Vacation Bull 2X Shares	0.05228

The Board of Trustees of the Trust has determined, upon the recommendation of the Adviser, that it is in the best interests of the Fund and its shareholders to liquidate and terminate the Direxion Daily Global Clean Energy Bull 2X Shares. The Fund will be closed to purchases by investors as of the close of regular trading on the NYSE on July 19, 2024. In order to pursue an orderly liquidation, the Fund's assets will be converted to cash or cash equivalents and, as a result, the Fund will no longer pursue its stated investment objectives after the close of trading on June 21, 2024. The Fund will be liquidated on July 30, 2024 (the "Liquidation Date"). After the Liquidation Date, any shareholder who has not redeemed shares of the Fund prior to the Liquidation Date will receive a payment representing the shareholder's proportionate interest in the net assets of the Fund as of the Liquidation Date.

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Direxion Shares ETF Trust

Supplemental Information

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement

At meetings held on November 17, 2023 and February 7, 2024, the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") considered the approval of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the ETF Trust, on behalf of the Direxion Daily MSCI Emerging Markets ex China Bull 2X Shares, Direxion Daily Concentrated Qs Bull 2X Shares and Direxion Daily Concentrated Qs Bear 1X Shares, each a series of the ETF Trust. Each such series is referred to herein as a "Fund" and collectively as the "Funds."

Following such consideration, the Board, including the trustees who are not "interested persons" of the Trust as defined in the Investment Company Act of 1940 Act, as amended (the "Independent Trustees"), unanimously approved the Agreement on behalf of the relevant Funds. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the projected profitability to the Adviser based upon its services to be provided to the Fund; (3) the extent to which economies of scale might be realized as the Fund grows; (4) whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (5) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (6) other benefits anticipated to be derived and identified by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services Provided. The Board considered the nature, extent and quality of the services to be provided under the Agreement by the Adviser. Based on written materials received, a presentation from senior representatives of the Adviser and a discussion with the Adviser about its personnel, operations and financial condition, the Board considered the quality of the services provided by the Adviser under the Agreement. In this regard, the Board considered information regarding the experience, qualifications and professional background of the portfolio managers and other personnel at the Adviser with principal responsibility for the Funds, as well as the capacity and integrity of the Adviser's senior management and staff. The Board noted that the Adviser has provided services to the ETF Trust since its inception date and has developed an expertise in managing funds with investment strategies similar to the Funds. The Board considered the Adviser's representation that it has the financial resources and appropriate staffing to manage the relevant Funds and to meet its fee waiver and expense obligations thereto. The Board considered that the Adviser will oversee all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provide compliance services to the Funds. The Board observed that because the Funds had not commenced operations, they did not have any prior performance history. Under the totality of the circumstances, the Board determined that, in the exercise of its business judgment, the nature, extent and quality of the services to be provided by the Adviser to the Funds under the Agreement were fair and reasonable.

Costs of Services Provided to the Funds and Profits Realized. The Board considered the fairness and reasonableness of the investment advisory fee rates to be paid to the Adviser by the Funds in light of the investment advisory services to be provided by the Adviser. The Board considered the fees to be paid to the Adviser on an annual basis, including pursuant to contractual fee waivers and expense reimbursement arrangements. The Board considered that the proposed advisory fee rate and net expense ratio for each Fund were similar to those of comparable exchange-traded funds and to those of similar series of the Trust. The Board also considered that for many of the Funds RAM manages more than the Fund's net assets due to the leveraged exposure of such Funds.

The Board considered the overall profitability of the Adviser's investment business and, because the Funds had not yet commenced operations and the Adviser had no profit data related to the Funds, the Board considered the break-even analysis provided by the Adviser with respect to its services to be rendered to the Funds. The Board considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, portfolio rebalancing, regulatory compliance, and entrepreneurial risk. Based on these considerations, the Board determined that, in the exercise of its reasonable business judgment, the costs of the services to be provided and any profits that may be realized under the Agreement was not excessive.

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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement

Economies of Scale. The Board considered whether economies of scale may be realized by each Fund as it grows larger and the extent to which any such economies are reflected in contractual fee rates. Noting that the Funds had not yet commenced operations and did not yet have any assets, the Board concluded that economies of scale were not a material factor for the Board to consider in approving the agreement.

Other Benefits. The Board considered the Adviser's representations that its relationship with the Funds may enable it to attract assets to other funds. The Board also considered that the Adviser's overall business with brokerage firms may allow it to negotiate lower commission rates and get better execution for all of its portfolio trades. Based on these and other considerations, the Board determined that such benefits to the Adviser would likely not be material and, overall, would be reasonable.

Conclusion. The Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, and its consideration of information received throughout the year from the Adviser, the Board determined, in the exercise of its business judgment, that the advisory arrangements, as outlined in the Agreement, were fair and reasonable in light of the services performed, or to be performed, expenses incurred, or to be incurred and such other matters as the Board considered relevant.

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Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 56	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	109	None.
Angela Brickl(2) Age: 48	Trustee	Lifetime of Trust until removal or resignation; Since 2022	President, Rafferty Asset Management, LLC since September 2022; Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	109	None.

(1)  Mr. O'Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.

(2)  Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 81 of the 101 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

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Direxion Shares ETF Trust

Trustees and Officers

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Board Advisor, University Common Real Estate, since 2012; Member, Kendrick LLC, since 2006; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	109	None.
Kathleen M. Berkery Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager – Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 – 2021.	109	None.
Carlyle Peake Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	109	None.
Mary Jo Collins Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Receiver of Taxes, Town of North Homestead, since January 2024; Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020 – 2022; Director, Royal Bank of Canada, 2014 – 2020; Trustee, Village of Flower Hill, 2020.	109	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 81 of the 101 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

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Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl(1) Age: 48	President	Since 2022
			President, Rafferty Asset Management, LLC, from September 2022; Chief Operating Officer, Rafferty Asset Management, LLC, May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	N/A	N/A
Todd Sherman Age: 43	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012 – 2018.	N/A	N/A
Patrick J. Rudnick Age: 50	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 35	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, Since October 2015.	N/A	N/A

(1)  Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.

(2)  Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 81 of the 101 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

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Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office(2) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Alyssa Sherman Age: 35	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A

(2)  Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 81 of the 101 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

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SEMI–ANNUAL REPORT APRIL 30, 2024

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxion.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

DIREXION SHARES ETF TRUST

SEMI–ANNUAL REPORT APRIL 30, 2024

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxion.com

3X BULL FUNDS	3X BEAR FUNDS
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

Letter to Shareholders	4
Expense Example	13
Allocation of Portfolio Holdings	16
Schedules of Investments	17
Statements of Assets and Liabilities	88
Statements of Operations	98
Statements of Changes in Net Assets	108
Financial Highlights	128
Notes to the Financial Statements	136
Supplemental Information	174
Trustees and Officers	175

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Letter to Shareholders

Dear Shareholders,

This Semi-Annual Report for the Direxion Shares ETF Trust exchange-traded funds (the "ETFs") covers the period from November 1, 2023 to April, 30 2024 (the "Semi-Annual Period").

Market Review:

The Semi-Annual Period began with pressure on equities as bond yields grew and inflation was top of mind for investors. Geopolitical tension also contributed to uncertainty in the markets; the Chinese economy's recovery lagged, the war in Ukraine continued, and the Israeli-Palestinian war began. Despite these headwinds, November 2023 experienced positive returns with the S&P 500 up 8.0%. In particular, rate-sensitive areas like real estate and tech had strong performance, while energy underperformed. The "Magnificent Seven" (Apple Inc., Alphabet Inc., Amazon.com, Inc., Meta Platforms, Inc., Microsoft Corporation, NVIDIA Corporation and Tesla, Inc.) rose to prominence during the Semi-Annual Period as tech rallied. 2023 ended on a bullish note, with all eleven sectors posting positive returns in December. Additionally, small caps had a standout month, with the Russell 2000 up 12.2% in December 2023. 2024 started on a mostly optimistic note for equity markets, although the momentum for small caps did not last. The February core consumer price index reading showed prices up 0.4% month-over-month but was still trending downward and far below its peak. Despite this higher-than-expected inflation, the U.S. economy remained resilient. Contrary to the beginning of the Semi-Annual Period, in March 2024, the energy sector outperformed, while tech underperformed and in April 2024, small caps ended the month in the red. At the end of the Semi-Annual Period, the geopolitical landscape remained rocky and persistent inflation remained a key issue.

After government bonds reached record highs, in November, yields began to decline, which continued through the end of the year, prompting a rally for the bond markets. All eyes were on the Federal Reserve during the Semi-Annual Period as they began to discuss the possibility of rate cuts in light of lower treasury yields, indicating a dovish pivot. Inflation began to ease, but remained at elevated levels that did not reach the Fed's 2% target. At the beginning of 2024, longer term treasury curves increased slightly. The Federal Reserve made no rate cuts by the end of the Semi-Annual Period, indicating the previously anticipated monetary easing would not happen as soon as expected, if at all. As a result of shifting expectations, 2-year and 10-year treasury yields rose in April.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Semi-Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 300% or -300% of the performance of a particular benchmark. All ETF returns are NAV (net asset value) returns.

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods longer than one day and the performance of the ETFs over longer periods may not correlate to their benchmarks' performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with shorting and/or the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs"), attempt to provide investment results that correlate to 300%, before fees and expenses, of the daily performance of a benchmark index, meaning the Bull Funds attempt to move in the same direction as their respective target benchmark index.

The Funds with the word "Bear" in their name (the "Bear ETFs"), attempt to provide investment results that correlate to -300%, before fees and expenses, of the daily performance of a benchmark index, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target benchmark index.

DIREXION SEMI-ANNUAL REPORT

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser"), relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 300% (for the Bull ETFs) or -300% (for the Bear ETFs) of the daily performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of SOFR plus or minus a spread and a Bear ETF receives SOFR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive

DIREXION SEMI-ANNUAL REPORT

effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily Mid Cap Bull 3X Shares seeks to provide 300% of the daily return of the S&P MidCap 400® Index. The S&P MidCap 400® Index is a float-adjusted market capitalization weighted index that attempts to measure the performance of 400 mid-sized companies in the United States. For the Semi-Annual Period, the S&P MidCap 400® Index returned 21.15%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Mid Cap Bull 3X Shares returned 63.35%, while the model indicated an expected return of 71.11%.

The Direxion Daily S&P 500® Bull 3X Shares and the Direxion Daily S&P 500® 3X Bear Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® Index. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. For the Semi-Annual Period, the S&P 500® Index returned 19.72%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3X Shares returned 62.69%, while the model indicated an expected return of 68.26%. The Direxion Daily S&P 500® Bear 3X Shares returned -39.78%, while the model indicated an expected return of -44.02%.

The Direxion Daily Small Cap Bull 3X Shares and the Direxion Daily Small Cap Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Semi-Annual Period, the Russell 2000® Index returned 19.12%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3X Shares returned 49.77%, while the model indicated an expected return of 57.57%. The Direxion Daily Small Cap Bear 3X Shares returned -44.43%, while the model indicated an expected return of -48.85%.

The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the FTSE China 50 Index. The FTSE China 50 Index consists of the 50 largest and most liquid public Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the index are weighted based on the total market value of their shares, so that securities with higher total market values will generally have a higher representation in the index. Index constituents are screened for liquidity and weightings and are capped to prevent the index from being overly concentrated in any one stock. For the Semi-Annual Period, the FTSE China 50 Index returned 2.69%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods,

DIREXION SEMI-ANNUAL REPORT

the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE China Bull 3X Shares returned -9.74%, while the model indicated an expected return of -2.97%. The Direxion Daily FTSE China Bear 3X Shares returned -17.97%, while the model indicated an expected return of -26.05%.

The Direxion Daily FTSE Europe Bull 3X Shares seeks to provide 300% of the daily return of the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large-, mid- and small-cap companies in developed markets in Europe. For the Semi-Annual Period, the FTSE Developed Europe All Cap Index returned 17.59%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily FTSE Europe Bull 3X Shares returned 52.18%, while the model indicated an expected return of 58.86%.

The Direxion Daily MSCI Emerging Markets Bull 3X Shares and the Direxion Daily MSCI Emerging Markets Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Market IndexSM is a free float-adjusted market capitalization index that is designed to represent the performance of large- and mid-capitalizations securities across 24 emerging markets countries. For the Semi-Annual Period, the MSCI Emerging Market IndexSM returned 12.80%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets MSCI Bull 3X Shares returned 33.97%, while the model indicated an expected return of 39.38%. The Direxion Daily MSCI Emerging Markets Bear 3X Shares returned -29.25%, while the model indicated an expected return of -34.30%.

The Direxion Daily MSCI Mexico Bull 3X Shares seeks to provide 300% of the daily return of the MSCI Mexico IMI 25/50 Index. The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large-, mid- and small-capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The index consists of stocks traded primarily on the Mexican Stock Market. For the Semi-Annual Period, the MSCI Mexico IMI 25/50 Index returned 17.68%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily MSCI Mexico Bull 3X Shares returned 57.88%, while the model indicated an expected return of 53.65%.

The Direxion Daily MSCI South Korea Bull 3X Shares seeks to provide 300% of the MSCI Korea 25/50 Index. The MSCI Korea 25/50 Index is designed to measure the performance of the large- and mid-cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. For the Semi-Annual Period, the MSCI Korea 25/50 Index returned 15.02%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily MSCI South Korea Bull 3X Shares returned 41.47%, while the model indicated an expected return of 41.08%.

The Direxion Daily Aerospace & Defense Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Aerospace & Defense Index. The Dow Jones U.S. Select Aerospace & Defense Index is provided by Dow Jones U.S. Index. The index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The index provider selects the stocks comprising the index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons. For the Semi-Annual Period, the Dow Jones U.S. Select Aerospace & Defense Index returned 18.26%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Aerospace & Defense Bull 3X Shares returned 54.76% for the same period, while the model indicated an expected return of 62.11%.

DIREXION SEMI-ANNUAL REPORT

The Direxion Daily Consumer Discretionary Bull 3X Shares seeks to provide 300% of the daily return of the Consumer Discretionary Select Sector Index. The Consumer Discretionary Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer discretionary sector which includes the following industries: retail (specialty, multiline, internet & direct marketing); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. For the Semi-Annual Period, the Consumer Discretionary Select Sector Index returned 14.45%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Consumer Discretionary Bull 3X Shares returned 39.96% for the same period, while the model indicated an expected return of 44.17%.

The Direxion Daily Dow Jones Internet Bull 3X Shares and the Direxion Daily Dow Jones Internet Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Dow Jones Internet Composite Index. The Dow Jones Internet Composite Index includes companies that generate at least 50% of their annual sales/revenue from the internet as determined by the Index Provider. Additionally, each stock must have a minimum of three months' trading history and a three month average market capitalization of at least $100 million. The Index consists of 40 stocks that are included in two different sectors, internet commerce and internet services. For the Semi-Annual Period, the Dow Jones Internet Composite Index returned 27.13%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Dow Jones Internet Bull 3X Shares returned 85.17%, while the model indicated an expected return of 94.14%. The Direxion Daily Dow Jones Internet Bear 3X Shares returned -52.80%, while the model indicated an expected return of -56.65%.

The Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Financial Select Sector Index. The Financial Select Sector Index is provided by S&P Dow Jones Indices and includes securities of companies from the following industries: Banks; Thrifts & Mortgage Finance; Diversified Financial Services; Consumer Finance; Capital Markets; Insurance; and Mortgage Real Estate Investment Trusts (REITs). For the Semi-Annual Period, the Financial Select Sector Index returned 25.18%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3X Shares returned 83.73%, while the model indicated an expected return of 95.95%. The Direxion Daily Financial Bear 3X Shares returned -46.82%, while the model indicated an expected return of -52.48%.

The Direxion Daily Healthcare Bull 3X Shares seeks to provide 300% of the daily return of the Health Care Select Sector Index. The Health Care Select Sector Index is provided by Standard & Poor's and includes domestic companies from the healthcare sector, which includes the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology. For the Semi-Annual Period, the Health Care Select Sector Index returned 13.38%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Healthcare Bull 3X Shares returned 35.13%, while the model indicated an expected return of 43.40%.

The Direxion Daily Homebuilders & Supplies Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Home Construction Index. The Dow Jones U.S. Select Home Construction Index measures U.S. companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and producers, sellers and suppliers of building materials, furnishings and fixtures and also home improvement retailers. The index may include large-, mid- or small-capitalization companies. For the Semi-Annual Period, the Dow Jones U.S. Select Home Construction Index returned 2.31%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Homebuilders & Supplies Bull 3X Shares returned 141.15%, while the model indicated an expected return of 133.28%.

DIREXION SEMI-ANNUAL REPORT

The Direxion Daily Industrials Bull 3X Shares seeks to provide 300% of the daily return of the Industrials Select Sector Index. The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense; industry conglomerates; machinery; road and rail; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; airlines; and building products. For the Semi-Annual Period, the Industrials Select Sector Index returned 24.20%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Industrials Bull 3X Shares returned 77.81%, while the model indicated an expected return of 87.55%.

The Direxion Daily Pharmaceutical & Medical Bull 3X Shares seeks to provide 300% of the daily return of the S&P Pharmaceuticals Select Industry Index. The S&P Pharmaceuticals Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals subindustry. For the Semi-Annual Period, the S&P Pharmaceuticals Select Industry Index returned 11.52%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Pharmaceutical & Medical Bull 3X Shares returned 24.77%, while the model indicated an expected return of 31.76%.

The Direxion Daily Real Estate Bull 3X Shares and the Direxion Daily Real Estate Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Real Estate Select Sector Index. The Real Estate Select Sector Index is provided by S&P Dow Jones Indices and includes securities of companies from the following industries: real estate management and development and real estate investment trusts ("REITs"), excluding mortgage REITs. For the Semi-Annual Period, the Real Estate Select Sector Index returned 10.68%. Given the daily investment objectives of the Real Estate ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Real Estate ETFs. The Direxion Daily Real Estate Bull 3X Shares returned 22.44%, while the model indicated an expected return of 28.19%. The Direxion Daily Real Estate Bear 3X Shares returned -28.75%, while the model indicated an expected return of -34.32%.

The Direxion Daily Regional Banks Bull 3X Shares seeks to provide 300% of the daily return of the S&P Regional Banks Select Industry Index. The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard regional banks sub-industry. For the Semi-Annual Period, the S&P Regional Banks Select Industry Index returned 20.22%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Regional Banks Bull 3X Shares returned 42.71%, while the model indicated an expected return of 50.62%.

The Direxion Daily Retail Bull 3X Shares seeks to provide 300% of the daily return of the S&P Retail Select Industry Index. The S&P Retail Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard retail sub-industry. For the Semi-Annual Period, the S&P Retail Select Industry Index returned 23.70%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Retail Bull 3X Shares returned 63.09%, while the model indicated an expected return of 75.16%.

The Direxion Daily S&P 500® High Beta Bull 3X Shares and the Direxion Daily S&P 500® High Beta Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® High Beta Index. The S&P 500® High Beta Index selects 100 securities to include in the Index from the S&P 500® Index that have the highest sensitivity to market movements, or "beta" over the past 12 months as determined by the Index Provider. Securities with the highest beta are generally the most volatile securities of the S&P 500® Index. The Index is reviewed and rebalanced quarterly. For the Semi-Annual Period, the S&P 500® High Beta Index returned 28.45%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance

DIREXION SEMI-ANNUAL REPORT

of the ETFs. The Direxion Daily S&P 500® High Beta Bull 3X Shares returned 86.90%, while the model indicated an expected return of 99.03%. The Direxion Daily S&P 500® High Beta Bear 3X Shares returned -54.25%, while the model indicated an expected return of -58.57%.

The Direxion Daily S&P Biotech Bull 3X Shares and the Direxion Daily S&P Biotech Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Biotechnology Select Industry Index. The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards. For the Semi-Annual Period, the S&P Biotechnology Select Industry Index returned 25.13%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Biotech Bull 3X Shares returned 66.98%, while the model indicated an expected return of 67.79%. The Direxion Daily S&P Biotech Bear 3X Shares returned -61.65%, while the model indicated an expected return of -62.98%.

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE Semiconductor Index. The ICE Semiconductor Index is a rules-based, modified float-adjusted market capitalization-weighted index that tracks the performance of the 30 largest U.S. listed semiconductor companies. For the Semi-Annual Period, the ICE Semiconductor Index returned 42.44%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned 156.18%, while the model indicated an expected return of 155.60%. The Direxion Daily Semiconductor Bear 3X Shares returned -72.37%, while the model indicated an expected return of -73.16%. Effective November 3, 2023, the name of the underlying index for the Direxion Daily Semiconductor Bull 3X Shares and Direxion Daily Semiconductor Bear 3X Shares was changed to the NYSE Semiconductor Index.

The Direxion Daily Technology Bull 3X Shares and the Direxion Daily Technology Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Technology Select Sector Index. The Technology Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the technology sector which includes domestic companies from the technology sector which includes the following industries: computers and peripherals; software; diversified telecommunications services; communications equipment; semiconductors and semi-conductor equipment; internet software and services; IT services; electronic equipment, instruments and components; wireless telecommunication services; and office electronics. For the Semi-Annual Period, the Technology Select Sector Index returned 17.91%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3X Shares returned 55.22%, while the model indicated an expected return of 56.63%. The Direxion Daily Technology Bear 3X Shares returned -42.13%, while the model indicated an expected return of -44.37%.

The Direxion Daily Transportation Bull 3X Shares seeks to provide 300% of the daily return of the S&P Transportation Select Industry FMC Capped Index. The S&P Transportation Select Industry FMC Capped Index is provided by S&P Dow Jones Indices and is designed to measure stocks in the S&P Total Market Index that are included in the GICS transportation sub-industry. For the Semi-Annual Period, the S&P Transportation Select Industry FMC Capped Index returned 7.20%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Transportation Bull 3X Shares returned 50.75%, while the model indicated an expected return of 17.86%.

The Direxion Daily Utilities Bull 3X Shares seeks to provide 300% of the daily return of the Utilities Select Sector Index. The Utilities Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the utilities sector which includes the following industries: electric utilities; multi-utilities; water utilities; independent power producers and energy trades; and gas utilities. For the Semi-Annual Period, the Utilities Select Sector Index returned -12.69%. Given the daily investment objectives of the ETF and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETF. The Direxion Daily Utilities Bull 3X Shares returned 32.83%, while the model indicated an expected return of 37.25%.

DIREXION SEMI-ANNUAL REPORT

The Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 7-10 Year Bond Index. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Semi-Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned 2.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned 4.36%, while the model indicated an expected return of 7.12%. The Direxion Daily 7-10 Year Treasury Bear 3X Shares returned -3.68%, while the model indicated and an expected return of -9.17%.

The Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Semi-Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned 5.48%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned 12.06%, while the model indicated an expected return of 13.05%. The Direxion Daily 20+ Year Treasury Bear 3X Shares returned -18.23%, while the model indicated an expected return of -20.96%.

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick	Corey Noltner
Principal Executive Officer	Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

*Basis Point: One hundredth of 1 percentage point.

*Consumer Price Index (CPI): CPI measures the monthly change in prices paid by U.S. consumers.

*S&P 500® Index: The S&P 500 Index, or Standard & Poor's 500 Index, is a market-capitalization-weighted index of 500 leading publicly traded companies in the U.S.

*NASDAQ-100® Index: The Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization.

DIREXION SEMI-ANNUAL REPORT

Leveraged and Inverse ETFs pursue daily leveraged investment objectives which means they are riskier than alternatives which do not use leverage. They seek daily goals and should not be expected to track the underlying index over periods longer than one day. They are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk and who actively manage their investments. The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the Fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the Fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

SOFR (Secured Overnight Financing Rate) is a broad measure of the cost of borrowing cash overnight collateralized by Treasury securities.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to; provide returns which are a multiple of the return of their respective underlying index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read each ETF's prospectus.

The views of this letter were those of the Adviser as of April 30, 2024, and may not necessarily reflect its views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2024

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (November 1, 2023 to April 30, 2024).

Actual Expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period November 1, 2023 to April 30, 2024" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

April 30, 2024

	Annualized Expense Ratio	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	1.31%	$1,000.00	$1,633.50	$8.58
Based on hypothetical 5% return	1.31%	1,000.00	1,018.35	6.57
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	1.43%	1,000.00	1,626.90	9.34
Based on hypothetical 5% return	1.43%	1,000.00	1,017.75	7.17
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	1.10%	1,000.00	602.20	4.38
Based on hypothetical 5% return	1.10%	1,000.00	1,019.39	5.52
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	1.21%	1,000.00	1,497.70	7.51
Based on hypothetical 5% return	1.21%	1,000.00	1,018.85	6.07
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	1.39%	1,000.00	555.70	5.38
Based on hypothetical 5% return	1.39%	1,000.00	1,017.95	6.97

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2024

	Annualized Expense Ratio	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*
Direxion Daily FTSE China Bull 3X Shares
Based on actual fund return	1.05%	$1,000.00	$902.60	$4.97
Based on hypothetical 5% return	1.05%	1,000.00	1,019.64	5.27
Direxion Daily FTSE China Bear 3X Shares
Based on actual fund return	1.58%	1,000.00	820.30	7.15
Based on hypothetical 5% return	1.58%	1,000.00	1,017.01	7.92
Direxion Daily FTSE Europe Bull 3X Shares
Based on actual fund return	1.30%	1,000.00	1,521.80	8.15
Based on hypothetical 5% return	1.30%	1,000.00	1,018.40	6.52
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Based on actual fund return	1.16%	1,000.00	1,339.70	6.75
Based on hypothetical 5% return	1.16%	1,000.00	1,019.09	5.82
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Based on actual fund return	1.31%	1,000.00	707.50	5.56
Based on hypothetical 5% return	1.31%	1,000.00	1,018.35	6.57
Direxion Daily MSCI Mexico Bull 3X Shares
Based on actual fund return	1.45%	1,000.00	1,578.80	9.30
Based on hypothetical 5% return	1.45%	1,000.00	1,017.65	7.27
Direxion Daily MSCI South Korea Bull 3X Shares
Based on actual fund return	1.30%	1,000.00	1,414.70	7.80
Based on hypothetical 5% return	1.30%	1,000.00	1,018.40	6.52
Direxion Daily Aerospace & Defense Bull 3X Shares
Based on actual fund return	1.20%	1,000.00	1,547.60	7.60
Based on hypothetical 5% return	1.20%	1,000.00	1,018.90	6.02
Direxion Daily Consumer Discretionary Bull 3X Shares
Based on actual fund return	1.17%	1,000.00	1,399.60	6.98
Based on hypothetical 5% return	1.17%	1,000.00	1,019.04	5.87
Direxion Daily Dow Jones Internet Bull 3X Shares
Based on actual fund return	1.95%	1,000.00	1,851.70	13.83
Based on hypothetical 5% return	1.95%	1,000.00	1,015.17	9.77
Direxion Daily Dow Jones Internet Bear 3X Shares
Based on actual fund return	1.04%	1,000.00	472.00	3.81
Based on hypothetical 5% return	1.04%	1,000.00	1,019.69	5.22
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	1.35%	1,000.00	1,837.30	9.52
Based on hypothetical 5% return	1.35%	1,000.00	1,018.15	6.77
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	1.12%	1,000.00	531.80	4.27
Based on hypothetical 5% return	1.12%	1,000.00	1,019.29	5.62
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	1.28%	1,000.00	1,351.30	7.48
Based on hypothetical 5% return	1.28%	1,000.00	1,018.50	6.42
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Based on actual fund return	1.96%	1,000.00	2,411.50	16.63
Based on hypothetical 5% return	1.96%	1,000.00	1,015.12	9.82
Direxion Daily Industrials Bull 3X Shares
Based on actual fund return	1.32%	1,000.00	1,778.10	9.12
Based on hypothetical 5% return	1.32%	1,000.00	1,018.30	6.62
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Based on actual fund return	1.36%	1,000.00	1,247.70	7.60
Based on hypothetical 5% return	1.36%	1,000.00	1,018.10	6.82
Direxion Daily Real Estate Bull 3X Shares
Based on actual fund return	1.19%	1,000.00	1,224.40	6.58
Based on hypothetical 5% return	1.19%	1,000.00	1,018.95	5.97

DIREXION SEMI-ANNUAL REPORT

Expense Example (Unaudited)

April 30, 2024

	Annualized Expense Ratio	Beginning Account Value November 1, 2023	Ending Account Value April 30, 2024	Expenses Paid During Period*
Direxion Daily Real Estate Bear 3X Shares
Based on actual fund return	1.65%	$1,000.00	$712.50	$7.03
Based on hypothetical 5% return	1.65%	1,000.00	1,016.66	8.27
Direxion Daily Regional Banks Bull 3X Shares
Based on actual fund return	1.24%	1,000.00	1,427.10	7.48
Based on hypothetical 5% return	1.24%	1,000.00	1,018.70	6.22
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	1.38%	1,000.00	1,630.90	9.03
Based on hypothetical 5% return	1.38%	1,000.00	1,018.00	6.92
Direxion Daily S&P 500® High Beta Bull 3X Shares
Based on actual fund return	1.33%	1,000.00	1,869.00	9.49
Based on hypothetical 5% return	1.33%	1,000.00	1,018.25	6.67
Direxion Daily S&P 500® High Beta Bear 3X Shares
Based on actual fund return	1.33%	1,000.00	457.50	4.82
Based on hypothetical 5% return	1.33%	1,000.00	1,018.25	6.67
Direxion Daily S&P Biotech Bull 3X Shares
Based on actual fund return	1.63%	1,000.00	1,669.80	10.82
Based on hypothetical 5% return	1.63%	1,000.00	1,016.76	8.17
Direxion Daily S&P Biotech Bear 3X Shares
Based on actual fund return	1.35%	1,000.00	383.50	4.64
Based on hypothetical 5% return	1.35%	1,000.00	1,018.15	6.77
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	1.45%	1,000.00	2,561.80	12.84
Based on hypothetical 5% return	1.45%	1,000.00	1,017.65	7.27
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	1.11%	1,000.00	276.30	3.52
Based on hypothetical 5% return	1.11%	1,000.00	1,019.34	5.57
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	1.48%	1,000.00	1,552.20	9.45
Based on hypothetical 5% return	1.48%	1,000.00	1,017.45	7.47
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	1.03%	1,000.00	578.70	4.04
Based on hypothetical 5% return	1.03%	1,000.00	1,019.74	5.17
Direxion Daily Transportation Bull 3X Shares
Based on actual fund return	1.27%	1,000.00	1,507.50	7.92
Based on hypothetical 5% return	1.27%	1,000.00	1,018.55	6.37
Direxion Daily Utilities Bull 3X Shares
Based on actual fund return	1.08%	1,000.00	1,328.30	6.25
Based on hypothetical 5% return	1.08%	1,000.00	1,019.49	5.42
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	1.04%	1,000.00	1,043.60	5.28
Based on hypothetical 5% return	1.04%	1,000.00	1,019.69	5.22
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	1.51%	1,000.00	963.20	7.37
Based on hypothetical 5% return	1.51%	1,000.00	1,017.35	7.57
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	0.86%	1,000.00	1,120.60	4.53
Based on hypothetical 5% return	0.86%	1,000.00	1,020.59	4.32
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	1.42%	1,000.00	817.70	6.42
Based on hypothetical 5% return	1.42%	1,000.00	1,017.80	7.12

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182 days (the number of days in the period of November 1, 2023 to April 30, 2024), then divided by 366.
DIREXION SEMI-ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

April 30, 2024

	Cash*	Common Stocks	Investment Companies	Futures	Swaps	Total
Direxion Daily Mid Cap Bull 3X Shares	71%	21%	—	—	8%	100%
Direxion Daily S&P 500® Bull 3X Shares	22%	70%	—	(2)%	10%	100%
Direxion Daily S&P 500® Bear 3X Shares	103%	—	—	—	(3)%	100%
Direxion Daily Small Cap Bull 3X Shares	29%	—	69%	—	2%	100%
Direxion Daily Small Cap Bear 3X Shares	89%	—	—	—	11%	100%
Direxion Daily FTSE China Bull 3X Shares	34%	—	46%	—	20%	100%
Direxion Daily FTSE China Bear 3X Shares	109%	—	—	—	(9)%	100%
Direxion Daily FTSE Europe Bull 3X Shares	49%	—	48%	—	3%	100%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	84%	—	8%	—	8%	100%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	106%	—	—	—	(6)%	100%
Direxion Daily MSCI Mexico Bull 3X Shares	53%	—	48%	—	(1)%	100%
Direxion Daily MSCI South Korea Bull 3X Shares	45%	—	51%	—	4%	100%
Direxion Daily Aerospace & Defense Bull 3X Shares	27%	67%	—	—	6%	100%
Direxion Daily Consumer Discretionary Bull 3X Shares	25%	79%	—	—	(4)%	100%
Direxion Daily Dow Jones Internet Bull 3X Shares	7%	79%	—	—	14%	100%
Direxion Daily Dow Jones Internet Bear 3X Shares	107%	—	—	—	(7)%	100%
Direxion Daily Financial Bull 3X Shares	10%	76%	—	—	14%	100%
Direxion Daily Financial Bear 3X Shares	104%	—	—	—	(4)%	100%
Direxion Daily Healthcare Bull 3X Shares	12%	82%	—	—	6%	100%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	19%	73%	—	—	8%	100%
Direxion Daily Industrials Bull 3X Shares	11%	78%	—	—	11%	100%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	23%	83%	—	—	(6)%	100%
Direxion Daily Real Estate Bull 3X Shares	36%	80%	—	—	(16)%	100%
Direxion Daily Real Estate Bear 3X Shares	75%	—	—	—	25%	100%
Direxion Daily Regional Banks Bull 3X Shares	34%	76%	—	—	(10)%	100%
Direxion Daily Retail Bull 3X Shares	21%	75%	—	—	4%	100%
Direxion Daily S&P 500® High Beta Bull 3X Shares	24%	75%	—	—	1%	100%
Direxion Daily S&P 500® High Beta Bear 3X Shares	100%	—	—	—	0%**	100%
Direxion Daily S&P Biotech Bull 3X Shares	37%	66%	—	—	(3)%	100%
Direxion Daily S&P Biotech Bear 3X Shares	74%	—	—	—	26%	100%
Direxion Daily Semiconductor Bull 3X Shares	33%	69%	—	—	(2)%	100%
Direxion Daily Semiconductor Bear 3X Shares	104%	—	—	—	(4)%	100%
Direxion Daily Technology Bull 3X Shares	19%	77%	—	—	4%	100%
Direxion Daily Technology Bear 3X Shares	91%	—	—	—	9%	100%
Direxion Daily Transportation Bull 3X Shares	28%	81%	—	—	(9)%	100%
Direxion Daily Utilities Bull 3X Shares	13%	74%	—	—	13%	100%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	34%	—	74%	—	(8)%	100%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	90%	—	—	—	10%	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	43%	—	69%	—	(12)%	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	80%	—	—	—	20%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

**  Less than 0.5%.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 20.6%
Accommodation - 0.3%
383	Boyd Gaming Corp. (a)	$20,494
136	Choice Hotels International, Inc. (a)	16,083
394	Hilton Grand Vacations, Inc. (a)	16,406
244	Hyatt Hotels Corp. (a)	36,305
1,159	Park Hotels & Resorts, Inc. (a)	18,695
821	Penn Entertainment, Inc. (a)	13,579
400	Travel + Leisure Co. (a)	17,416
208	Vail Resorts, Inc. (a)	39,389
458	Wyndham Hotels & Resorts, Inc. (a)	33,668
		212,035
Administrative and Support Services - 0.2%
655	GXO Logistics, Inc. (a)	32,528
267	ManpowerGroup, Inc. (a)	20,145
335	Mastec, Inc. (a)	29,711
248	The Brink's Co. (a)	21,690
		104,074
Ambulatory Health Care Services - 0.1%
179	Amedisys, Inc. (a)	16,477
82	Chemed Corporation (a)	46,576
128	Medpace Holdings, Inc. (a)	49,709
		112,762
Apparel Manufacturing - 0.1%
642	Capri Holdings Ltd. ADR (a)	22,778
202	Carter, Inc. (a)	13,819
189	Columbia Sportswear Co. (a)	15,050
328	PVH Corp. (a)	35,686
1,040	Under Armour, Inc. Class A (a)	6,999
1,051	Under Armour, Inc. Class C (a)	6,853
		101,185
Beverage and Tobacco Product Manufacturing - 0.1%
52	Boston Beer Co., Inc. Class A (a)	14,477
26	Coca-Cola Consolidated, Inc. (a)	21,476
		35,953
Broadcasting and Content Providers - 0.1%
330	TKO Group Holdings, Inc. (a)	31,241
174	Nexstar Media Group, Inc. (a)	27,850
		59,091
Building Material and Garden Equipment and Supplies Dealers - 0.0% (†)
310	Knife River Corporation (a)	24,239
Chemical Manufacturing - 1.0%
363	AptarGroup, Inc. (a)	52,410
5,672	Arcadium Lithium PLC ADR (a)	24,957
275	Ashland Global Holdings, Inc. (a)	26,216
503	Avient Corp. (a)	21,337
307	Cabot Corp. (a)	28,008
2,071	Coty, Inc. Class A (a)	23,692
727	Halozyme Therapeutics, Inc. (a)	27,699
347	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	38,430
377	Lantheus Holdings, Inc. (a)	25,086
551	Neurocrine Biosciences, Inc. (a)	75,784
38	Newmarket Corp. (a)	20,023
Shares		Fair Value
Chemical Manufacturing (continued)
663	Olin Corp. (a)	$34,662
746	Perrigo Co. PLC ADR (Ireland) (a)	24,364
274	QuidelOrtho Corp. (a)	11,111
287	Repligen Corp. (a)	47,125
1,860	Roivant Sciences Ltd. ADR (Ireland) (a)	20,274
704	RPM International, Inc. (a)	75,265
821	The Chemours Co. (a)	21,962
256	United Therapeutics Corp. (a)	59,988
176	Westlake Chemical Corp. (a)	25,935
		684,328
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 0.1%
1,185	Gap, Inc. (a)	24,316
537	Nordstrom, Inc. (a)	10,209
		34,525
Computer and Electronic Product Manufacturing - 0.8%
569	Amkor Technology, Inc. (a)	18,407
513	Bruker Corp. (a)	40,019
296	Cirrus Logic, Inc. (a)	26,217
952	Cognex Corp. (a)	39,546
327	Dolby Laboratories, Inc. (a)	25,395
374	Integra LifeSciences Holdings Corp. (a)	10,910
760	Lattice Semiconductor Corp. (a)	52,136
297	LivaNova PLC ADR (United Kingdom) (a)	16,558
371	Lumentum Holdings, Inc. (a)	16,235
302	MACOM Technology Solutions Holdings, Inc. (a)	30,789
244	Masimo Corp. (a)	32,796
346	MKS Instruments, Inc. (a)	41,167
313	Power Integrations, Inc. (a)	20,883
596	Rambus, Inc. (a)	32,673
833	Sensata Technologies Holdings PLC ADR (United Kingdom) (a)	31,912
539	Teradata Corp. (a)	19,997
239	Universal Display Corp. (a)	37,757
695	Vishay Intertechnology, Inc. (a)	16,082
851	Vontier Corp. (a)	34,576
693	Wolfspeed, Inc. (a)	18,732
		562,787
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.5%
394	Allegro MicroSystems, Inc. (a)	11,698
261	ASGN, Inc. (a)	25,173
728	Coherent Corp. (a)	39,771
259	Concentrix Corp. (a)	14,160
910	ExlService Holdings, Inc. (a)	26,390
1,272	Kyndryl Holdings, Inc. (a)	25,007
194	Novanta, Inc. (Canada) ADR (a)	30,361
272	Onto Innovation, Inc. (a)	50,453
1,635	Pure Storage, Inc. (a)	82,404
237	WEX, Inc. (a)	50,069
		355,486

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Construction of Buildings - 0.2%
405	KB Home (a)	$26,228
592	Taylor Morrison Home Corp. (a)	33,158
575	Toll Brothers, Inc. (a)	68,488
		127,874
Credit Intermediation and Related Activities - 1.2%
1,495	Ally Financial, Inc. (a)	57,333
820	Associated Banc-Corp (a)	17,278
579	Bank OZK (a)	25,852
1,009	Cadence Bank (a)	27,919
1,147	Columbia Banking System, Inc. (a)	21,575
653	Commerce Bancshares, Inc. (a)	35,706
776	East West Bancorp, Inc. (a)	57,804
241	Euronet Worldwide, Inc. (a)	24,746
1,976	F.N.B. Corp. (a)	26,360
711	First Financial Bankshares, Inc. (a)	21,017
3,078	First Horizon National Corp. (a)	45,924
607	Glacier Bancorp, Inc. (a)	21,961
472	Hancock Whitney Corp. (a)	21,424
286	Houlihan Lokey, Inc. (a)	36,462
292	International Bancshares Corp. (a)	16,250
3,991	New York Community Bancorp, Inc. (a)	10,576
1,727	Old National Bancorp (a)	28,565
418	Pinnacle Financial Partners, Inc. (a)	32,061
515	Prosperity Bancshares, Inc. (a)	31,915
808	Synovus Financial Corp. (a)	28,918
260	Texas Capital Bancshares, Inc. (a)	14,924
240	UMB Financial Corp. (a)	19,118
747	United Bankshares, Inc. (a)	24,248
2,349	Valley National Bancorp (a)	16,467
947	Webster Financial Corp. (a)	41,507
1,930	Western Union Co. (a)	25,939
338	Wintrust Financial Corp. (a)	32,664
818	Zions Bancorp (a)	33,358
		797,871
Educational Services - 0.1%
196	Duolingo, Inc. (a)	44,247
162	Grand Canyon Education, Inc. (a)	21,063
		65,310
Electrical Equipment, Appliance, and Component Manufacturing - 0.3%
167	Acuity Brands, Inc. (a)	41,466
129	Helen Of Troy Ltd. ADR (a)	11,960
162	IPG Photonics Corp. (a)	13,605
136	Littelfuse, Inc. (a)	31,367
362	Regal Beloit Corp. (a)	58,416
214	Synaptics, Inc. (a)	19,251
303	Whirlpool Corp. (a)	28,742
		204,807
Fabricated Metal Product Manufacturing - 0.7%
1,213	Axalta Coating Systems Ltd. ADR (a)	38,137
505	BWX Technologies, Inc. (a)	48,364
659	Crown Holdings, Inc. (a)	54,084
209	Curtiss-Wright Corp. (a)	52,965
315	Lincoln Electric Holdings, Inc. (a)	69,152
159	RBC Bearings, Inc. (a)	38,883
Shares		Fair Value
Fabricated Metal Product Manufacturing (continued)
446	Silgan Holdings, Inc. (a)	$20,810
237	Simpson Manufacturing Company, Inc. (a)	41,212
359	Timken Co. (a)	32,030
114	Valmont Industries, Inc. (a)	23,347
151	Watts Water Technologies, Inc. (a)	29,968
		448,952
Food and Beverage Retailers - 0.3%
817	Celsius Holdings, Inc. (a)	58,228
547	Grocery Outlet Holding Corp. (a)	14,206
857	Performance Food Group Co. (a)	58,173
559	Sprouts Farmers Market, Inc. (a)	36,911
1,246	Us Foods Holding Corp. (a)	62,611
		230,129
Food Manufacturing - 0.2%
1,057	Flowers Foods, Inc. (a)	26,361
359	Ingredion, Inc. (a)	41,138
112	Lancaster Colony Corp. (a)	21,371
222	Pilgrim's Pride Corp. (a)	7,996
278	Post Holdings, Inc. (a)	29,510
		126,376
Food Services and Drinking Places - 0.4%
205	Casey's General Stores, Inc. (a)	65,514
337	Manhattan Associates, Inc. (a)	69,442
370	Texas Roadhouse, Inc. (a)	59,489
919	Wendys Co. (a)	18,371
162	Wingstop, Inc. (a)	62,336
		275,152
Forestry and Logging - 0.0% (†)
749	Rayonier, Inc. (a)	22,215
Funds, Trusts, and Other Financial Vehicles - 0.3%
553	Agree Realty Corp. (a)	31,643
2,754	Annaly Capital Management, Inc. (a)	51,610
1,192	Carlyle Group, Inc. (a)	53,401
260	EastGroup Properties, Inc. (a)	40,394
729	First Industrial Realty Trust, Inc. (a)	33,111
2,098	Healthcare Realty Trust, Inc. (a)	29,855
		240,014
Furniture and Home Furnishings Stores - 0.2%
85	RH (a)	20,999
356	Williams-Sonoma, Inc. (a)	102,094
		123,093
Furniture, Home Furnishings, Electronics, and Appliance Retailers - 0.1%
592	Floor & Decor Holdings, Inc. (a)	65,316
1,479	GameStop Corp. Class A (a)	16,402
		81,718
General Merchandise Retailers - 0.4%
717	BellRing Brands, Inc. (a)	39,557
735	BJ's Wholesale Club Holdings, Inc. (a)	54,890
356	Burlington Stores, Inc. (a)	64,058
307	e.l.f. Beauty, Inc. (a)	49,897

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
General Merchandise Retailers (continued)
204	FirstCash Holdings, Inc. (a)	$23,048
304	Five Below, Inc. (a)	44,487
1,509	Macy's, Inc. (a)	27,811
		303,748
Health and Personal Care Retailers - 0.4%
678	Doximity, Inc. (a)	16,469
271	Enovis Corp. (a)	14,967
947	Envista Holdings Corp. (a)	18,637
978	Option Care Health, Inc. (a)	29,232
212	Penumbra, Inc. (a)	41,652
469	Planet Fitness, Inc. (a)	28,065
458	Progyny, Inc. (a)	14,683
1,086	R1 RCM, Inc. (a)	13,347
203	Shockwave Medical, Inc. (a)	67,029
686	Sotera Health Co. (a)	7,683
		251,764
Heavy and Civil Engineering Construction - 0.1%
941	Core & Main, Inc. (a)	53,138
743	KBR, Inc. (a)	48,251
		101,389
Hospitals - 0.2%
552	Encompass Health Corp. (a)	46,026
561	Tenet Healthcare Corp. (a)	62,994
		109,020
Insurance Carriers and Related Activities - 1.1%
359	American Financial Group, Inc. (a)	45,862
354	Brighthouse Financial, Inc. (a)	17,081
594	CNO Financial Group, Inc. (a)	15,640
1,730	Equitable Holdings, Inc. (a)	63,854
137	Erie Indemnity Co. Class A (a)	52,424
590	Essent Group Ltd. ADR (a)	31,252
570	First American Financial Corp. (a)	30,535
197	Hanover Insurance Group, Inc. (a)	25,575
333	Kemper Corp. (a)	19,417
120	Kinsale Capital Group, Inc. (a)	43,590
1,501	MGIC Investment Corp. (a)	30,440
1,436	Old Republic International Corp. (a)	42,879
193	Primerica, Inc. (a)	40,889
363	Reinsurance Group of America, Inc. (a)	67,877
290	RenaissanceRe Holdings Ltd. ADR (a)	63,583
222	RLI Corp. (a)	31,380
332	Selective Insurance Group, Inc. (a)	33,748
1,001	Unum Group (a)	50,751
567	Voya Financial, Inc. (a)	38,647
		745,424
Leather and Allied Product Manufacturing - 0.1%
337	Crocs, Inc. (a)	41,912
735	Skechers U.S.A, Inc. (a)	48,547
		90,459
Machinery Manufacturing - 1.0%
342	AGCO Corp. (a)	39,053
228	Belden, Inc. (a)	18,529
308	Brooks Automation, Inc. (a)	16,158
Shares		Fair Value
Machinery Manufacturing (continued)
379	Brunswick Corp. (a)	$30,563
232	Chart Industries, Inc. (a)	33,422
267	Crane Company (a)	37,383
266	Crane Holdings Co. (a)	16,175
660	Donaldson Co., Inc. (a)	47,652
223	EnerSys (a)	20,170
311	Esab Corp. (a)	32,929
723	Flowserve Corp. (a)	34,097
929	GRACO, Inc. (a)	74,506
452	ITT, Inc. (a)	58,462
295	Middleby Corp. (a)	40,996
2,167	NOV, Inc. (a)	40,068
360	Oshkosh Corp. (a)	40,417
231	Scotts Miracle Gro Co. (a)	15,833
369	Terex Corp. (a)	20,682
573	Toro Co. (a)(a)	50,189
		667,284
Management of Companies and Enterprises - 0.1%
354	Cullen/Frost Bankers, Inc. (a)	36,936
1,043	Home Bancshares, Inc. (a)	24,698
418	South State Corp. (a)	31,643
		93,277
Merchant Wholesalers, Durable Goods - 0.8%
213	Applied Industrial Technologies, Inc. (a)	39,032
297	Arrow Electronics, Inc. (a)	37,918
494	Avnet, Inc. (a)	24,142
1,052	ChampionX Corp. (a)	35,316
694	Fortune Brands Home & Security, Inc. (a)	50,731
465	Hexcel Corp. (a)	29,858
933	Jefferies Financial Group, Inc. (a)	40,175
735	Leggett & Platt, Inc. (a)	13,281
176	Lennox International, Inc. (a)	81,562
252	MSC Industrial Direct Co., Inc. (a)	22,992
427	SYNNEX Corp. (a)	50,318
345	Valaris Ltd. ADR (a)	22,446
172	Watsco, Inc. (a)	77,008
242	WESCO International, Inc. (a)	36,965
		561,744
Mining (except Oil and Gas) - 0.1%
836	CNX Resources Corp. (a)	19,663
363	Royal Gold, Inc. (a)	43,607
		63,270
Miscellaneous Manufacturing - 0.3%
1,175	Dentsply Sirona, Inc. (a)	35,262
640	Globus Medical, Inc. (a)	31,865
282	Haemonetics Corp. (a)	25,930
1,946	Mattel, Inc. (a)	35,651
202	MSA Safety, Inc. (a)	36,441
1,085	Neogen Corp. (a)	13,378
496	Scientific Games Corp. Class A (a)	44,273
477	YETI Holdings, Inc. (a)	17,038
		239,838

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Motor Vehicle and Parts Dealers - 0.1%
142	AutoNation, Inc. (a)	$22,883
104	Murphy USA, Inc. (a)	43,037
102	Penske Automotive Group, Inc. (a)	15,597
		81,517
Nonmetallic Mineral Product Manufacturing - 0.2%
191	Eagle Materials, Inc. (a)	47,885
489	Owens Corning (a)	82,255
		130,140
Nursing and Residential Care Facilities - 0.1%
508	Acadia Healthcare Company, Inc. (a)	37,562
Oil and Gas Extraction - 0.6%
1,555	Antero Resources Corp. (a)	52,886
612	Chesapeake Energy Corp. (a)	55,007
228	Chord Energy Corp. (a)	40,351
2,385	Equitrans Midstream Corp. (a)	32,269
612	Matador Resources Co. (a)	38,128
798	Murphy Oil Corp. (a)	35,623
1,328	Range Resources Corp. (a)	47,688
6,058	Southwestern Energy Co. (a)	45,374
397	Weatherford International PLC ADR (a)	49,077
		396,403
Paper Manufacturing - 0.1%
1,686	Graphic Packaging Holding Company (a)	43,583
140	Greif, Inc. (a)	8,579
437	PotlatchDeltic Corp. (a)	17,484
535	Sonoco Products Co. (a)	29,987
		99,633
Performing Arts, Spectator Sports, and Related Industries - 0.1%
374	Churchill Downs, Inc. (a)	48,246
Personal and Laundry Services - 0.1%
814	Service Corporation International (a)	58,372
Petroleum and Coal Products Manufacturing - 0.1%
853	HF Sinclair Corp. (a)	46,275
599	PBF Energy, Inc. (a)	31,909
		78,184
Pipeline Transportation - 0.1%
535	DT Midstream, Inc. (a)	33,277
539	New Jersey Resources Corp. (a)	23,549
		56,826
Plastics and Rubber Products Manufacturing - 0.3%
377	Advanced Drainage Systems, Inc. (a)	59,189
638	Berry Plastics Group, Inc. (a)	36,136
267	Carlisle Cos, Inc. (a)	103,663
1,561	Goodyear Tire & Rubber Co. (a)	18,670
		217,658
Shares		Fair Value
Primary Metal Manufacturing - 0.3%
983	Alcoa Corp. (a)	$34,543
639	Commercial Metals Co. (a)	34,340
316	Reliance Steel & Aluminum Co. (a)	89,971
175	Silicon Laboratories, Inc. (a)	21,261
1,233	United States Steel Corp. (a)	45,004
		225,119
Printing and Related Support Activities - 0.1%
2,535	Permian Resources Corp. (a)	42,461
Professional, Scientific, and Technical Services - 1.1%
748	AECOM (a)	69,085
674	Arrowhead Pharmaceuticals, Inc. (a)	15,246
154	Aspen Technology, Inc. (a)	30,318
122	CACI International, Inc. Class A (a)	49,072
804	Ciena Corp. (a)	37,169
540	Cytokinetics, Inc. (a)	33,113
1,670	Exelixis, Inc. (a)	39,178
277	Exponent, Inc. (a)	25,459
937	Fluor Corp. (a)	37,789
192	FTI Consulting, Inc. (a)	41,055
913	Genpact Limited ADR (a)	28,066
775	GoDaddy, Inc. (a)	94,844
769	H & R Block, Inc. (a)	36,320
196	Insperity, Inc. (a)	20,174
483	Lamar Advertising Co. (a)	55,956
334	Maximus, Inc. (a)	26,814
237	Paylocity Holding Corp. (a)	36,773
286	Science Applications International Corporation (a)	36,808
297	Tetra Tech, Inc. (a)	57,832
		771,071
Publishing Industries - 0.2%
112	AppFolio, Inc. (a)	25,399
230	Blackbaud, Inc. (a)	17,921
1,410	Dropbox, Inc. (a)	32,656
203	Qualys, Inc. (a)	33,274
1,631	ZoomInfo Technologies, Inc. (a)	25,868
		135,118
Publishing Industries (except Internet) - 0.2%
242	CommVault Systems, Inc. (a)	24,798
1,320	Dynatrace, Inc. (a)	59,809
20	Graham Holdings Co. Class B (a)	14,027
1,086	Tegna, Inc. (a)	14,813
902	The New York Times Co. (a)	38,813
		152,260
Real Estate - 1.2%
1,753	American Homes 4 Rent (a)	62,757
796	Apartment Income REIT Corp. (a)	30,550
1,656	Brixmor Property Group, Inc. (a)	36,598
619	Corporate Office Properties Trust (a)	14,837
838	Cousins Properties, Inc. (a)	19,224
1,238	CubeSmart (a)	50,065
415	EPR Properties (a)	16,845
1,033	Equity Lifestyle Properties, Inc. (a)	62,279

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Real Estate (continued)
1,473	Gaming & Leisure Properties, Inc. (a)	$62,941
1,240	Independence Realty Trust, Inc. (a)	19,555
262	Jones Lang LaSalle, Inc. (a)	47,343
587	Kilroy Realty Corp. (a)	19,841
1,212	Kite Realty Group Trust (a)	26,422
181	Marriott Vacations Worldwide Corp. (a)	17,396
792	MP Materials Corp. (a)	12,672
1,005	National Retail Properties, Inc. (a)	40,733
425	National Storage Affiliates Trust (a)	14,892
1,351	Omega Healthcare Investors, Inc. (a)	41,084
1,168	Rexford Industrial Realty, Inc. (a)	50,002
1,278	Sabra Health Care REIT, Inc. (a)	17,790
1,003	Stag Industrial, Inc. (a)	34,493
1,638	Starwood Property Trust, Inc. (a)	31,073
883	Vornado Realty Trust (a)	22,984
1,200	WP Carey, Inc. (a)	65,808
		818,184
Religious, Grantmaking, Civic, Professional, and Similar Organizations - 0.1%
471	HealthEquity, Inc. (a)	37,167
Rental and Leasing Services - 0.1%
101	Avis Budget Group, Inc. (a)	9,641
196	GATX Corp. (a)	23,983
722	Hertz Global Holdings, Inc. (a)	3,285
244	Ryder System, Inc. (a)	29,731
		66,640
Repair and Maintenance - 0.0% (†)
716	Valvoline, Inc. (a)	30,444
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.7%
501	Adient PLC ADR (Ireland) (a)	14,965
185	Affiliated Managers Group, Inc. (a)	28,878
1,446	Aramark Corp. (a)	45,563
190	Evercore, Inc. (a)	34,485
449	Federated Investors, Inc. Class B (a)	14,750
1,423	FNF Group (a)	70,438
589	Interactive Brokers Group, Inc. Class A (a)	67,806
730	Janus Henderson Group PLC ADR (United Kingdom) (a)	22,791
143	Morningstar, Inc. (a)	40,419
915	nVent Electric PLC ADR (Ireland) (a)	65,944
549	SEI Investments Co. (a)	36,207
1,213	SLM Corp. (a)	25,703
563	Stifel Financial Corp. (a)	44,995
		512,944
Specialty Trade Contractors - 0.3%
196	Comfort Systems USA, Inc. (a)	60,645
260	EMCOR Group, Inc. (a)	92,864
175	TopBuild Corp. (a)	70,817
		224,326
Shares		Fair Value
Sporting Goods, Hobby, Musical Instrument, Book, and Miscellaneous Retailers - 0.1%
319	Dick's Sporting Goods, Inc. (a)	$64,100
339	Ollie's Bargain Outlet Holdings, Inc. (a)	24,794
		88,894
Support Activities for Mining - 0.2%
473	Civitas Resources, Inc. (a)	34,037
2,743	Cleveland-Cliffs Inc. (a)	46,357
305	ONE Gas, Inc. (a)	19,679
1,392	Ovintiv, Inc. (a)	71,437
		171,510
Support Activities for Transportation - 0.1%
638	XPO Logistics, Inc. (a)	68,560
Telecommunications - 0.1%
1,222	Frontier Communications Parent, Inc. (a)	28,277
682	Iridium Communications, Inc. (a)	20,999
250	Ziff Davis, Inc. (a)	12,527
		61,803
Textile Product Mills - 0.1%
949	Tempur-Pedic International, Inc. (a)	47,507
Transportation Equipment Manufacturing - 0.4%
409	Autoliv, Inc. (a)	48,994
1,285	Gentex Corp. (a)	44,075
699	Harley-Davidson, Inc. (a)	24,039
316	Lear Corp. (a)	39,775
293	Polaris Industries, Inc. (a)	24,952
293	Thor Industries, Inc. (a)	29,130
153	Visteon Corp. (a)	16,926
332	Woodward, Inc. (a)	53,904
		281,795
Truck Transportation - 0.2%
891	Knight-Swift Transportation Holdings, Inc. Class A (a)	41,191
152	Lithia Motors, Inc. Class A (a)	38,666
147	Saia, Inc. (a)	58,334
350	Werner Enterprises, Inc. (a)	11,970
		150,161
Utilities - 0.8%
314	Allete, Inc. (a)	18,595
1,875	Antero Midstream Corporation (a)	25,950
374	Black Hills Corp. (a)	20,533
1,385	Essential Utilities, Inc. (a)	50,663
280	IDACORP, Inc. (a)	26,538
1,122	MDU Resources Group, Inc. (a)	27,713
507	National Fuel Gas Co. (a)	26,922
338	NorthWestern Corp. (a)	17,049
1,106	OGE Energy Corp. (a)	38,323
297	Ormat Technologies, Inc. (a)	18,958
471	PNM Resources, Inc. (a)	17,455
556	Portland General Electric Co. (a)	24,036
327	Southwest Gas Holdings, Inc. (a)	24,401
301	Spire, Inc. (a)	18,599
1,154	UGI Corp. (a)	29,496
1,849	Vistra Energy Corp. (a)	140,228
		525,459

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Warehousing and Storage - 0.1%
198	Landstar System, Inc. (a)	$34,533
Waste Management and Remediation Services - 0.2%
277	Clean Harbors, Inc. (a)	52,478
877	Darling International, Inc. (a)	37,158
508	Stericycle, Inc. (a)	22,723
		112,359
Water Transportation - 0.1%
325	Kirby Corp. (a)	35,467
Wood Product Manufacturing - 0.2%
355	Louisiana-Pacific Corp. (a)	25,982
600	Trex Company, Inc. (a)	53,130
340	UFP Industries, Inc. (a)	38,318
		117,430
	TOTAL COMMON STOCKS (Cost $14,175,341)	$14,172,946
SHORT TERM INVESTMENTS - 94.3%
Money Market Funds - 94.3%
47,038,101	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$47,038,101
17,821,255	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	17,821,255
	TOTAL SHORT TERM INVESTMENTS (Cost $64,859,356)	$64,859,356
	TOTAL INVESTMENTS (Cost $79,034,697) - 114.9% (c)	$79,032,302
	Liabilities in Excess of Other Assets - (14.9)%	(10,277,393)
	TOTAL NET ASSETS - 100.0%	$68,754,909

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $40,406,775.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P MidCap 400® Index	5.9700% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	5,711	$15,097,269	$990,471
Total return of S&P MidCap 400® Index	5.8500% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	13,724	36,262,749	2,424,594
Total return of S&P MidCap 400® Index	5.8600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	28,445	79,763,386	1,011,690
Total return of S&P MidCap 400® Index	5.9700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	19,264	52,984,283	1,305,793
					$184,107,687	$5,732,548

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 69.6%
Accommodation - 0.4%
25,989	Airbnb, Inc. (a)	$4,121,076
12,912	Caesars Entertainment Inc. (a)	462,508
15,065	Hilton Worldwide Holdings, Inc.	2,972,023
42,060	Host Hotels & Resorts, Inc.	793,672
22,003	Las Vegas Sands Corp.	976,053
14,698	Marriott International, Inc. Class A	3,470,639
16,322	MGM Resorts International (a)	643,739
		13,439,710
Administrative and Support Services - 1.7%
5,237	Allegion PLC ADR (Ireland)	636,610
86,227	Amcor PLC ADR (United Kingdom)	770,869
24,522	Automatic Data Processing, Inc.	5,931,627
2,088	Booking Holdings, Inc.	7,207,839
6,998	Broadridge Financial Solutions, Inc.	1,353,483
4,308	Corpay, Inc. (a)	1,301,619
7,393	Equifax, Inc.	1,627,865
2,272	FactSet Research System, Inc.	947,174
4,641	Gartner, Inc. (a)	1,914,830
17,409	Iron Mountain, Inc.	1,349,546
8,510	Live Nation Entertainment, Inc. (a)	756,624
9,404	Moody's Corp.	3,482,583
6,165	Robert Half, Inc.	426,248
16,790	Rollins, Inc.	748,162
14,074	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	1,965,153
94,373	Visa, Inc. Class A	25,349,531
21,900	Waste Management, Inc.	4,555,638
		60,325,401
Air Transportation - 0.1%
39,019	American Airlines Group, Inc. (a)	527,147
38,205	Delta Air Lines, Inc.	1,912,924
35,584	Southwest Airlines Co.	923,049
19,572	United Continental Holdings, Inc. (a)	1,007,175
		4,370,295
Ambulatory Health Care Services - 0.1%
3,150	DaVita, Inc. (a)	437,882
5,057	Laboratory Corp. of America Holdings	1,018,328
3,457	Molina Healthcare, Inc. (a)	1,182,640
6,574	Quest Diagnostics, Inc.	908,395
71,551	Viatris, Inc.	827,845
		4,375,090
Amusement, Gambling, and Recreation Industries - 0.4%
15,515	Global Payments, Inc.	1,904,776
109,390	The Walt Disney Co.	12,153,229
5,709	Wynn Resorts Ltd.	523,230
		14,581,235
Shares		Fair Value
Apparel Manufacturing - 0.1%
1,460	Deckers Outdoor Corp. (a)	$1,194,966
6,862	Lululemon Athletica, Inc. (a)	2,474,437
2,321	Ralph Lauren Corp.	379,809
		4,049,212
Beverage and Tobacco Product Manufacturing - 1.4%
105,182	Altria Group, Inc.	4,608,023
232,117	Coca-Cola Co.	14,337,867
9,559	Constellation Brands, Inc. Class A	2,422,824
62,125	Keurig Dr Pepper, Inc.	2,093,612
11,039	Molson Coors Brewing Co. Class B	632,093
44,073	Monster Beverage Corp. (a)	2,355,702
81,983	PepsiCo, Inc.	14,421,630
92,591	Philip Morris International, Inc.	8,790,590
		49,662,341
Broadcasting and Content Providers - 0.3%
5,885	Charter Communications, Inc. (a)	1,506,207
236,375	Comcast Corp. Class A	9,008,251
14,258	FOX Corp. Class A	442,140
7,865	FOX Corp. Class B	225,568
28,743	Paramount Global Class B	327,383
132,363	Warner Bros Discovery, Inc. (a)	974,192
		12,483,741
Building Material and Garden Equipment and Supplies Dealers - 0.8%
34,316	Lowe's Companies, Inc.	7,823,705
3,141	Snap-on, Inc.	841,662
59,366	The Home Depot, Inc.	19,841,305
6,464	Tractor Supply Co.	1,765,189
		30,271,861
Chemical Manufacturing - 5.3%
105,351	AbbVie, Inc.	17,134,287
13,304	Air Products & Chemicals, Inc.	3,144,268
6,981	Albemarle Corp.	839,884
31,921	Amgen, Inc.	8,744,439
8,660	Biogen, Inc. (a)	1,860,341
9,415	Bio-Techne Corp.	595,122
121,378	Bristol-Myers Squibb Co.	5,333,349
10,803	Catalent, Inc. (a)	603,348
5,980	Celanese Corp.	918,588
11,394	CF Industries Holdings, Inc.	899,784
14,676	Church & Dwight Co., Inc.	1,583,394
7,428	Clorox Co.	1,098,378
49,120	Colgate-Palmolive Co.	4,515,111
25,694	DuPont de Nemours, Inc.	1,862,815
6,977	Eastman Chemical Co.	658,908
15,122	Ecolab, Inc.	3,419,840
47,580	Eli Lilly and Company	37,164,738
7,435	FMC Corp.	438,739
74,322	Gilead Sciences, Inc.	4,845,795
11,086	Incyte Corp. (a)	577,026
34,191	IntercontinentalExchange, Inc.	4,402,433

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Chemical Manufacturing (continued)
15,244	International Flavors & Fragrances, Inc.	$1,290,405
102,821	Kenvue, Inc.	1,935,091
20,108	Kimberly-Clark Corp.	2,745,345
28,925	Linde PLC ADR (Ireland)	12,754,768
15,267	LyondellBasell Industries N.V. Class A ADR (Netherlands)	1,526,242
151,197	Merck & Co., Inc.	19,537,676
19,468	Mosaic Co.	611,101
336,877	Pfizer, Inc.	8,630,789
14,067	PPG Industries, Inc.	1,814,643
140,336	Procter & Gamble Co.	22,902,835
6,264	Regeneron Pharmaceuticals, Inc. (a)	5,579,094
15,372	Vertex Pharmaceuticals, Inc. (a)	6,038,275
4,413	West Pharmaceutical Services, Inc.	1,577,559
27,389	Zoetis, Inc.	4,361,424
		191,945,834
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 0.3%
13,418	Bath & Body Works, Inc.	609,445
20,094	Ross Stores, Inc.	2,603,178
68,024	TJX Companies, Inc.	6,400,378
		9,613,001
Computer and Electronic Product Manufacturing - 16.3%
96,400	Advanced Micro Devices, Inc. (a)	15,267,832
17,462	Agilent Technologies, Inc.	2,392,993
351,536	Alphabet, Inc. (a)	57,223,030
294,326	Alphabet, Inc. Class C (a)	48,457,833
13,802	AMETEK, Inc.	2,410,657
35,759	Amphenol Corp. Class A	4,318,614
29,558	Analog Devices, Inc.	5,929,630
865,905	Apple, Inc.	147,489,599
15,055	Arista Networks, Inc. (a)	3,862,511
1,252	Bio-Rad Laboratories, Inc. (a)	337,727
26,247	Broadcom, Inc.	34,128,187
242,390	Cisco Systems, Inc.	11,387,482
39,246	Danaher Corp.	9,678,849
8,150	Enphase Energy, Inc. (a)	886,394
38,025	Fortinet, Inc. (a)	2,402,420
20,934	Fortive Corp.	1,575,702
25,250	GE HealthCare Technologies, Inc.	1,925,060
14,004	Hologic, Inc. (a)	1,061,083
52,030	HP, Inc.	1,461,523
4,957	IDEXX Laboratories, Inc. (a)	2,442,611
9,463	Illumina, Inc. (a)	1,164,422
252,207	Intel Corp.	7,684,747
54,567	International Business Machines Corp.	9,069,035
7,613	Jabil Circuit, Inc.	893,462
10,402	Keysight Technologies, Inc. (a)	1,538,872
11,287	L3Harris Technologies, Inc.	2,415,982
32,211	Microchip Technology, Inc.	2,962,768
65,865	Micron Technology, Inc.	7,440,110
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
2,865	Monolithic Power Systems, Inc.	$1,917,630
9,893	Motorola Solutions, Inc.	3,355,211
12,261	NetApp, Inc.	1,253,197
8,385	Northrop Grumman Corp.	4,066,977
147,363	NVIDIA Corp.	127,324,579
15,379	NXP Semiconductors NV ADR (Netherlands)	3,939,946
25,499	ON Semiconductor Corp. (a)	1,789,010
24,177	Otis Worldwide Corp.	2,204,942
7,401	PerkinElmer, Inc.	758,380
5,737	Qorvo, Inc. (a)	670,311
66,543	Qualcomm, Inc.	11,036,157
6,375	Roper Technologies, Inc.	3,260,558
79,151	RTX Corp.	8,035,410
11,665	Seagate Technology Holdings PLC ADR (Ireland)	1,002,140
9,562	Skyworks Solutions, Inc.	1,019,214
3,020	Super Micro Computer, Inc. (a)	2,593,576
9,119	Teradyne, Inc.	1,060,722
54,209	Texas Instruments, Inc.	9,563,552
23,079	Thermo Fisher Scientific, Inc.	13,125,489
14,844	Trimble, Inc. (a)	891,679
3,532	Waters Corp. (a)	1,091,529
19,339	Western Digital Corp. (a)	1,369,781
3,061	Zebra Technologies Corp. Class A (a)	962,868
		590,101,993
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 0.2%
35,837	Fiserv, Inc. (a)	5,471,235
Construction of Buildings - 0.2%
17,804	D.R. Horton, Inc.	2,536,892
14,709	Lennar Corp. Class A	2,230,179
224	NVR, Inc. (a)	1,666,302
12,619	PulteGroup, Inc.	1,406,009
		7,839,382
Couriers and Messengers - 0.3%
13,753	FedEx Corp.	3,600,260
43,175	United Parcel Service, Inc. Class B	6,367,449
		9,967,709
Credit Intermediation and Related Activities - 3.6%
34,149	American Express Co.	7,991,891
410,731	Bank of America Corp.	15,201,154
45,294	Bank of New York Mellon Corp.	2,558,658
22,703	Capital One Financial Corp.	3,256,291
113,552	Citigroup, Inc.	6,964,144
27,837	Citizens Financial Group, Inc.	949,520
7,863	Comerica, Inc.	394,487
14,921	Discover Financial Services	1,890,938
35,331	Fidelity National Information Services, Inc.	2,399,682
40,639	Fifth Third Bancorp	1,481,698
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Credit Intermediation and Related Activities (continued)
86,417	Huntington Bancshares, Inc.	$1,164,037
172,489	JPMorgan Chase & Co.	33,073,041
55,851	KeyCorp	809,281
9,906	M&T Bank Corp.	1,430,327
49,209	MasterCard, Inc. Class A	22,203,101
12,201	Northern Trust Corp.	1,005,240
23,737	PNC Financial Services Group, Inc.	3,637,933
55,136	Regions Financial Corp.	1,062,471
18,060	State Street Corp.	1,309,169
24,301	Synchrony Financial	1,068,758
79,564	Truist Financial Corp.	2,987,628
92,881	U.S. Bancorp	3,773,755
214,715	Wells Fargo & Co.	12,736,894
		129,350,098
Electrical Equipment, Appliance, and Component Manufacturing - 0.3%
7,362	A.O. Smith Corp.	609,868
4,218	Axon Enterprise, Inc. (a)	1,323,018
34,138	Emerson Electric Co.	3,679,393
3,607	Generac Holdings, Inc. (a)	490,408
6,846	Rockwell Automation, Inc.	1,854,992
18,429	TE Connectivity Ltd. ADR (Switzerland)	2,607,335
		10,565,014
Fabricated Metal Product Manufacturing - 0.1%
18,823	Ball Corp.	1,309,516
14,646	Nucor Corp.	2,468,291
9,848	Pentair PLC ADR (Ireland)	778,878
9,103	Stanley Black & Decker, Inc.	832,014
		5,388,699
Food and Beverage Retailers - 0.1%
39,477	Kroger Co.	2,186,236
Food Manufacturing - 0.6%
31,792	Archer-Daniels-Midland Co.	1,864,919
8,660	Bunge Global SA ADR (Switzerland)	881,242
11,720	Campbell Soup Co.	535,721
33,862	General Mills, Inc.	2,385,916
17,276	Hormel Foods Corp.	614,335
15,738	Kellanova	910,601
8,626	Lamb Weston Holdings, Inc.	718,891
15,027	McCormick & Co, Inc.	1,142,954
80,313	Mondelez International, Inc.	5,777,717
8,988	The Hershey Co.	1,742,953
6,330	The J.M. Smucker Co.	727,000
47,568	The Kraft Heinz Co.	1,836,600
17,065	Tyson Foods, Inc. Class A	1,034,992
		20,173,841
Food Services and Drinking Places - 0.8%
1,637	Chipotle Mexican Grill, Inc. (a)	5,172,265
7,087	Darden Restaurants, Inc.	1,087,217
2,087	Domino's Pizza, Inc.	1,104,587
43,279	McDonald's Corp.	11,816,898
67,575	Starbucks Corp.	5,979,712
Shares		Fair Value
Food Services and Drinking Places (continued)
13,025	Veralto Corp.	$1,220,182
16,761	Yum! Brands, Inc.	2,367,491
		28,748,352
Funds, Trusts, and Other Financial Vehicles - 0.1%
9,132	Garmin Ltd. ADR (Switzerland)	1,319,300
13,390	T. Rowe Price Group, Inc.	1,467,142
		2,786,442
Furniture, Home Furnishings, Electronics, and Appliance Retailers - 0.0% (†)
11,426	Best Buy Co., Inc.	841,411
Gasoline Stations and Fuel Dealers - 0.5%
103,411	Chevron Corp.	16,677,092
General Merchandise Retailers - 3.9%
545,291	Amazon.com, Inc. (a)	95,425,925
26,506	Costco Wholesale Corp.	19,161,187
13,038	Dollar General Corp.	1,814,759
12,344	Dollar Tree, Inc. (a)	1,459,678
30,937	eBay, Inc.	1,594,493
7,109	Etsy, Inc. (a)	488,175
27,480	Target Corp.	4,423,730
255,387	Walmart, Inc.	15,157,219
		139,525,166
Health and Personal Care Retailers - 0.2%
75,067	CVS Health Corp.	5,082,787
2,903	Ulta Beauty, Inc. (a)	1,175,250
42,652	Walgreens Boots Alliance, Inc.	756,220
		7,014,257
Hospitals - 0.1%
11,781	HCA Healthcare, Inc.	3,649,989
3,578	Universal Health Services, Inc. Class B	609,799
		4,259,788
Insurance Carriers and Related Activities - 3.9%
31,384	Aflac, Inc.	2,625,272
15,645	Allstate Corp.	2,660,589
41,887	American International Group, Inc.	3,154,510
11,922	Aon PLC ADR (United Kingdom)	3,362,123
22,132	Arch Capital Group Ltd. ADR (a)	2,070,227
12,930	Arthur J. Gallagher & Co.	3,034,542
3,101	Assurant, Inc.	540,814
108,522	Berkshire Hathaway, Inc. Class B (a)	43,053,933
14,126	Brown & Brown, Inc.	1,151,834
31,864	Centene Corp. (a)	2,327,984
24,164	Chubb Limited ADR (Switzerland)	6,008,137
17,452	Cigna Corp.	6,231,062
9,403	Cincinnati Financial Corp.	1,087,833
14,019	Elevance Health, Inc.	7,410,163
2,613	Everest Re Group Ltd. ADR	957,429
5,109	Globe Life, Inc.	389,152

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Insurance Carriers and Related Activities (continued)
17,771	Hartford Financial Services Group, Inc.	$1,721,832
7,330	Humana, Inc.	2,214,320
10,855	Loews Corp.	815,753
29,361	Marsh & McLennan Companies, Inc.	5,855,464
36,598	MetLife, Inc.	2,601,386
13,028	Principal Financial Group, Inc.	1,031,036
34,909	Progressive Corp.	7,269,799
21,543	Prudential Financial, Inc.	2,380,071
13,617	Travelers Companies, Inc.	2,888,983
55,198	UnitedHealth Group, Inc.	26,699,273
12,084	W.R. Berkley Corp.	930,105
6,162	Willis Towers Watson PLC ADR (Ireland)	1,547,525
		142,021,151
Leather and Allied Product Manufacturing - 0.2%
72,578	NIKE, Inc. Class B	6,696,046
13,718	Tapestry, Inc.	547,623
		7,243,669
Machinery Manufacturing - 1.9%
49,619	Applied Materials, Inc.	9,856,814
59,672	Baker Hughes Co.	1,946,501
49,853	Carrier Global Corp.	3,065,461
30,345	Caterpillar, Inc.	10,152,527
8,487	Cummins, Inc.	2,397,493
15,515	Deere & Co.	6,072,726
64,921	General Electric Co.	10,505,516
4,477	IDEX Corp.	986,999
24,143	Ingersoll Rand, Inc.	2,253,025
7,836	Lam Research Corp.	7,008,597
1,289	Mettler-Toledo International, Inc. (a)	1,585,083
3,176	Nordson Corp.	820,011
7,691	Parker Hannifin Corp.	4,190,903
13,572	Trane Technologies PLC ADR (Ireland)	4,306,938
14,395	Xylem, Inc.	1,881,427
		67,030,021
Management of Companies and Enterprises - 0.3%
103,536	Abbott Laboratories	10,971,710
60,076	Carnival Corp. ADR (Panama) (a)	890,326
25,330	Norwegian Cruise Line Holdings Ltd. ADR (a)	479,244
		12,341,280
Merchant Wholesalers, Durable Goods - 0.7%
7,397	Builders FirstSource, Inc. (a)	1,352,320
5,143	Cintas Corp.	3,385,843
52,074	Copart, Inc. (a)	2,828,139
34,176	Fastenal Co.	2,321,917
8,305	Genuine Parts Co.	1,305,629
7,788	Henry Schein, Inc. (a)	539,553
3,154	Hubbell, Inc.	1,168,620
2,339	Huntington Ingalls Industries, Inc.	647,739
Shares		Fair Value
Merchant Wholesalers, Durable Goods (continued)
40,663	Johnson Controls International PLC ADR (Ireland)	$2,645,941
8,098	KLA-Tencor Corp.	5,581,870
15,965	LKQ Corp.	688,570
3,146	Mohawk Industries, Inc. (a)	362,797
2,297	Pool Corp.	832,731
2,631	W.W. Grainger, Inc.	2,424,072
15,334	WestRock Co.	735,419
		26,821,160
Merchant Wholesalers, Nondurable Goods - 0.5%
10,808	Brown Forman Corp. Class B	517,163
14,514	Cardinal Health, Inc.	1,495,523
9,867	Cencora, Inc.	2,358,706
28,540	ConAgra Brands, Inc.	878,461
16,207	Illinois Tool Works, Inc.	3,956,291
7,856	McKesson Corp.	4,220,322
29,671	Sysco Corp.	2,205,149
14,055	The Sherwin Williams Co.	4,211,018
		19,842,633
Mining (except Oil and Gas) - 0.3%
85,525	Freeport-McMoRan Copper & Gold, Inc.	4,271,119
3,656	Martin Marietta Materials, Inc.	2,146,328
68,774	Newmont Corp.	2,794,975
7,864	Vulcan Materials Co.	2,026,002
		11,238,424
Miscellaneous Manufacturing - 2.1%
32,964	3M Co.	3,181,356
4,243	Align Technology, Inc. (a)	1,198,138
30,321	Baxter International, Inc.	1,224,059
17,233	Becton, Dickinson & Co.	4,042,862
87,361	Boston Scientific Corp. (a)	6,278,635
23,015	DexCom, Inc. (a)	2,931,881
8,285	Dover Corp.	1,485,500
36,170	Edwards Lifesciences Corp. (a)	3,062,514
13,836	Estee Lauder Companies, Inc. Class A	2,029,880
7,810	Hasbro, Inc.	478,753
4,205	Insulet Corp. (a)	723,008
21,037	Intuitive Surgical, Inc. (a)	7,796,733
143,614	Johnson & Johnson	20,765,148
79,315	Medtronic PLC ADR (Ireland)	6,364,236
8,717	ResMed, Inc.	1,865,351
8,237	Solventum Corp. (a)	535,487
5,889	Steris PLC ADR (Ireland)	1,204,654
20,173	Stryker Corp.	6,788,214
2,739	Teleflex, Inc.	571,766
11,690	Textron, Inc.	988,857
11,848	The Cooper Companys, Inc.	1,055,183
12,511	Zimmer Biomet Holdings, Inc.	1,504,823
		76,077,038
Motion Picture and Sound Recording Industries - 0.4%
25,811	Netflix, Inc. (a)	14,212,569
9,447	Take-Two Interactive Software, Inc. (a)	1,349,126
		15,561,695

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Motor Vehicle and Parts Dealers - 0.2%
1,029	AutoZone, Inc. (a)	$3,042,136
9,430	CarMax, Inc. (a)	640,957
3,529	O'Reilly Automotive, Inc. (a)	3,575,794
		7,258,887
National Security and International Affairs - 0.0% (†)
8,225	Leidos Holdings, Inc.	1,153,310
Nonmetallic Mineral Product Manufacturing - 0.0% (†)
45,812	Corning, Inc.	1,529,205
Oil and Gas Extraction - 0.4%
21,534	APA Corp.	677,029
44,864	Coterra Energy, Inc.	1,227,479
38,219	Devon Energy Corp.	1,956,048
49,896	Dominion Energy, Inc.	2,543,698
34,759	EOG Resources, Inc.	4,592,707
24,527	EQT Corp.	983,288
34,905	Marathon Oil Corp.	937,199
39,302	Occidental Petroleum Corp.	2,599,434
		15,516,882
Paper Manufacturing - 0.0% (†)
5,290	Packaging Corp of America	915,064
Performing Arts, Spectator Sports, and Related Industries - 0.1%
14,518	Electronic Arts, Inc.	1,841,173
Petroleum and Coal Products Manufacturing - 1.3%
70,306	ConocoPhillips	8,831,840
236,892	Exxon Mobil Corp.	28,017,217
21,962	Marathon Petroleum Corp.	3,990,935
25,667	Phillips 66	3,675,771
20,280	Valero Energy Corp.	3,242,163
		47,757,926
Pipeline Transportation - 0.1%
72,545	Williams Companies, Inc.	2,782,826
Plastics and Rubber Products Manufacturing - 0.0% (†)
4,816	Avery Dennison Corp.	1,046,420
Primary Metal Manufacturing - 0.1%
23,327	Howmet Aerospace, Inc.	1,557,077
9,065	Steel Dynamics, Inc.	1,179,538
		2,736,615
Professional, Scientific, and Technical Services - 3.4%
37,393	Accenture PLC Class A ADR (Ireland)	11,251,928
7,961	CDW Corp.	1,925,447
3,058	Charles River Laboratories International, Inc. (a)	700,282
29,671	Cognizant Technology Solutions Corp. Class A	1,948,791
23,847	Eaton Corporation PLC ADR (Ireland)	7,589,546
3,437	EPAM Systems, Inc. (a)	808,589
12,572	Extra Space Storage, Inc.	1,688,168
3,511	F5 Networks, Inc. (a)	580,403
20,647	International Paper Co.	721,406
22,823	Interpublic Group of Companies, Inc.	694,732
Shares		Fair Value
Professional, Scientific, and Technical Services (continued)
10,875	IQVIA Holdings, Inc. (a)	$2,520,499
4,353	Jack Henry & Associates, Inc.	708,190
7,430	Jacobs Solutions, Inc.	1,066,428
19,213	Juniper Networks, Inc.	668,997
16,209	Match Group, Inc. (a)	499,561
131,238	Meta Platforms, Inc.	56,454,650
19,782	Moderna, Inc. (a)	2,182,152
11,808	Omnicom Group, Inc.	1,096,255
95,114	Oracle Corp.	10,819,218
18,823	Palto Alto Networks, Inc. (a)	5,475,422
19,101	Paychex, Inc.	2,269,390
2,869	Paycom Software, Inc.	539,315
12,193	ServiceNow, Inc. (a)	8,453,773
2,752	Teledyne Technologies, Inc. (a)	1,049,833
5,260	VeriSign, Inc. (a)	891,465
8,640	Verisk Analytics, Inc. Class A	1,883,174
		124,487,614
Publishing Industries - 6.4%
26,963	Adobe, Inc. (a)	12,479,285
9,016	Akamai Technologies, Inc. (a)	909,985
5,194	Ansys, Inc. (a)	1,687,427
12,758	Autodesk, Inc. (a)	2,715,540
16,217	Cadence Design Systems, Inc. (a)	4,469,892
9,356	Dayforce, Inc. (a)	574,178
1,470	Fair Isaac Corp. (a)	1,665,995
77,540	Hewlett Packard Enterprise Co.	1,318,180
16,686	Intuit, Inc.	10,439,095
443,263	Microsoft Corp.	172,575,584
22,703	News Corp. Class A	540,332
6,850	News Corp. Class B	168,099
33,427	NortonLifeLock, Inc.	673,220
7,096	PTC, Inc. (a)	1,259,114
57,747	Salesforce, Inc.	15,530,478
9,095	Synopsys, Inc. (a)	4,825,716
2,522	Tyler Technologies, Inc. (a)	1,164,029
		232,996,149
Rail Transportation - 0.3%
117,881	CSX Corp.	3,916,007
36,360	Union Pacific Corp.	8,623,137
		12,539,144
Real Estate - 1.2%
9,410	Alexandria Real Estate Equities, Inc.	1,090,337
27,833	American Tower Corp.	4,775,029
8,491	AvalonBay Communities, Inc.	1,609,639
8,627	Boston Properties, Inc.	533,925
6,372	Camden Property Trust	635,161
17,720	CBRE Group, Inc. Class A (a)	1,539,691
25,874	Crown Castle, Inc.	2,426,464
18,068	Digital Realty Trust, Inc.	2,507,477
20,615	Equity Residential	1,327,606
3,822	Essex Property Trust, Inc.	941,168
4,393	Federal Realty Investment Trust	457,619
42,222	Healthpeak Properties, Inc.	785,751

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Real Estate (continued)
34,324	Invitation Homes, Inc.	$1,173,881
39,733	Kimco Realty Corp.	740,226
7,003	Mid-America Apartment Communities, Inc.	910,390
55,134	Prologis, Inc.	5,626,425
9,452	Public Storage	2,452,321
49,602	Realty Income Corp.	2,655,691
9,832	Regency Centers Corp.	582,251
19,431	Simon Property Group, Inc.	2,730,638
18,052	UDR, Inc.	687,420
24,018	Ventas, Inc.	1,063,517
61,709	VICI Properties, Inc.	1,761,792
33,007	Welltower, Inc.	3,144,907
43,505	Weyerhaeuser Co.	1,312,546
		43,471,872
Rental and Leasing Services - 0.1%
4,007	United Rentals, Inc.	2,676,636
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.6%
5,984	Ameriprise Financial, Inc.	2,464,151
8,281	BlackRock, Inc.	6,249,174
6,258	Cboe Global Markets, Inc.	1,133,637
88,816	Charles Schwab Corp.	6,567,943
21,500	CME Group, Inc.	4,507,260
41,903	Dow, Inc.	2,384,281
17,887	Franklin Resources, Inc.	408,539
19,444	Goldman Sachs Group, Inc.	8,296,949
26,823	Invesco Ltd. ADR (a)	380,082
2,260	MarketAxess Holdings, Inc.	452,203
74,715	Morgan Stanley	6,787,111
4,719	MSCI, Inc. Class A	2,198,063
22,702	NASDAQ OMX Group, Inc.	1,358,715
11,264	Raymond James Financial, Inc.	1,374,208
19,172	S&P Global, Inc.	7,972,293
42,914	The Blackstone Group, Inc.	5,004,201
		57,538,810
Specialty Trade Contractors - 0.1%
8,660	Quanta Services, Inc.	2,239,130
Support Activities for Agriculture and Forestry - 0.1%
41,870	Corteva, Inc.	2,266,423
Support Activities for Mining - 0.4%
10,665	Diamondback Energy, Inc.	2,145,051
53,095	Halliburton Co.	1,989,470
16,409	Hess Corp.	2,584,253
13,902	Pioneer Natural Resources Co.	3,744,087
85,145	Schlumberger Ltd. ADR (Curaco) (a)	4,042,685
13,340	Targa Resources Corp.	1,521,560
		16,027,106
Support Activities for Transportation - 0.2%
6,998	C.H. Robinson Worldwide, Inc.	496,858
7,824	Expedia, Inc. (a)	1,053,345
8,667	Expeditors International of Washington, Inc.	964,724
Shares		Fair Value
Support Activities for Transportation (continued)
4,869	J.B. Hunt Transport Services, Inc.	$791,553
13,414	Norfolk Southern Corp.	3,089,513
		6,395,993
Telecommunications - 0.9%
426,557	AT&T, Inc.	7,204,548
5,611	Equinix, Inc.	3,990,038
63,897	PayPal Holdings, Inc. (a)	4,339,884
6,449	SBA Communications Corp.	1,200,288
31,168	T-Mobile US, Inc.	5,116,851
250,788	Verizon Communications, Inc.	9,903,618
		31,755,227
Transit and Ground Passenger Transportation - 0.2%
122,751	Uber Technologies, Inc. (a)	8,134,709
Transportation Equipment Manufacturing - 1.9%
16,633	Aptiv PLC ADR (United Kingdom) (a)	1,180,943
34,207	Boeing Co. (a)	5,741,303
13,745	BorgWarner, Inc.	450,424
232,808	Ford Motor Co.	2,828,617
13,537	General Dynamics Corp.	3,886,337
68,895	General Motors Co.	3,067,895
39,333	Honeywell International, Inc.	7,580,649
12,869	Lockheed Martin Corp.	5,983,184
31,227	Paccar, Inc.	3,313,497
165,268	Tesla, Inc. (a)	30,290,319
3,325	TransDigm Group, Inc.	4,149,700
10,677	Wabtec Corp.	1,719,851
		70,192,719
Truck Transportation - 0.1%
10,701	Old Dominion Freight Line, Inc.	1,944,479
Utilities - 1.8%
39,947	AES Corp.	715,051
15,214	Alliant Energy Corp.	757,657
15,683	Ameren Corp.	1,158,503
31,348	American Electric Power Co., Inc.	2,696,868
11,655	American Water Works Co., Inc.	1,425,640
9,016	Atmos Energy Corp.	1,062,986
37,664	CenterPoint Energy, Inc.	1,097,529
17,607	CMS Energy Corp.	1,067,160
20,605	Consolidated Edison, Inc.	1,945,112
19,028	Constellation Energy Corp.	3,538,066
12,289	DTE Energy Co.	1,355,723
45,985	Duke Energy Corp.	4,518,486
22,861	Edison International	1,624,503
12,578	Entergy Corp.	1,341,695
13,741	Evergy, Inc.	720,716
20,841	Eversource Energy	1,263,381
59,378	Exelon Corp.	2,231,425
6,376	First Solar, Inc. (a)	1,124,089
30,788	FirstEnergy Corp.	1,180,412
16,231	GE Vernova, Inc. (a)	2,494,867
115,356	Kinder Morgan, Inc.	2,108,708

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Utilities (continued)
122,373	NextEra Energy, Inc.	$8,195,320
24,691	NiSource, Inc.	687,891
13,432	NRG Energy, Inc.	976,103
34,738	ONEOK, Inc.	2,748,471
127,263	PG&E Corp.	2,177,470
6,765	Pinnacle West Capital Corp.	498,242
43,973	PPL Corp.	1,207,499
29,743	Public Service Enterprise Group, Inc.	2,054,646
37,589	Sempra Energy	2,692,500
65,055	Southern Co.	4,781,543
18,823	WEC Energy Group, Inc.	1,555,533
32,912	Xcel Energy, Inc.	1,768,362
		64,772,157
Waste Management and Remediation Services - 0.1%
12,171	Republic Services, Inc.	2,333,181
Web Search Portals, Libraries, Archives, and Other Information Services - 0.1%
24,376	CoStar Group, Inc. (a)	2,231,135
Wood Product Manufacturing - 0.0% (†)
13,057	Masco Corp.	893,752
	TOTAL COMMON STOCKS (Cost $2,629,971,534)	$2,519,626,051
SHORT TERM INVESTMENTS - 32.0%
Money Market Funds - 32.0%
930,038,373	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$930,038,373
54,831,690	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	54,831,690
Shares		Fair Value
Money Market Funds (continued)
91,498	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	$91,498
173,117,627	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	173,117,627
	TOTAL SHORT TERM INVESTMENTS (Cost $1,158,079,188)	$1,158,079,188
	TOTAL INVESTMENTS (Cost $3,788,050,722) - 101.6% (c)	$3,677,705,239
	Liabilities in Excess of Other Assets - (1.6)%	(56,383,174)
	TOTAL NET ASSETS - 100.0%	$3,621,322,065

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.005%.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,445,586,265.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	6.0700% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	182,512	$844,663,687	$60,252,807
Total return of S&P 500® Index	5.9200% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	253,224	1,169,926,748	87,450,918
Total return of S&P 500® Index	5.9200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	202,090	951,934,906	52,699,981
Total return of S&P 500® Index	6.0500% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	85,575	397,384,628	26,569,476
Total return of S&P 500® Index	5.8200% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	262,158	1,245,757,825	54,984,449
Total return of S&P 500® Index	6.0100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	172,723	2,436,408,840	38,141,005
Total return of S&P 500® Index	6.0000% representing 1 month SOFR rate + spread	Barclays	12/23/2024	190,664	912,433,814	36,244,096
					$7,958,510,448	$356,342,732

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Long Futures Contracts (Unaudited)

April 30, 2024

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Payable, net	Unrealized Depreciation
S&P 500 Index	6/21/2024	6,125	$1,551,768,750	$(24,500,000)	$(66,078,090)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 106.0%
Money Market Funds - 106.0%
284,036,929	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$284,036,929
35,991,589	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	35,991,589
75,624,053	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (a)	75,624,053
197,224,693	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	197,224,693
	TOTAL SHORT TERM INVESTMENTS (Cost $592,877,264) (b)	$592,877,264
	TOTAL INVESTMENTS (Cost $592,877,264) - 106.0%	$592,877,264
	Liabilities in Excess of Other Assets - (6.0)%	(33,583,261)
	TOTAL NET ASSETS - 100.0%	$559,294,003

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $382,190,846.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.4600% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	BNP Paribas	12/4/2024	23,896	$109,199,463	$(9,332,036)
5.7200% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Goldman Sachs	12/10/2024	33,841	170,748,975	1,396,432
5.7200% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	12/11/2024	61,541	299,712,484	(6,598,497)
5.8500% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	J.P. Morgan	12/16/2024	34,157	162,340,542	(7,344,076)
5.4700% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	UBS Securities LLC	12/17/2024	39,298	189,380,437	(6,044,227)
5.7700% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Citibank N.A.	12/19/2024	53,702	268,566,346	(573,348)
5.7500% representing 1 month SOFR rate + spread	Total return of S&P 500® Index	Barclays	12/23/2024	86,772	444,779,138	9,423,267
					$1,644,727,385	$(19,072,485)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 68.7%
6,553,144	iShares Russell 2000 ETF (a)(b)	$1,283,760,910
	TOTAL INVESTMENT COMPANIES (Cost $1,269,714,909)	$1,283,760,910
SHORT TERM INVESTMENTS - 38.6%
Money Market Funds - 38.6%
497,956,779	Dreyfus Government Cash Management Institutional Shares, 5.20% (c)(d)	$497,956,779
23,970,000	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (c)	23,970,000
199,035,073	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (c)	199,035,073
	TOTAL SHORT TERM INVESTMENTS (Cost $720,961,852)	$720,961,852
	TOTAL INVESTMENTS (Cost $1,990,676,761) - 107.3% (e)	$2,004,722,762
	Liabilities in Excess of Other Assets - (7.3)%	(135,769,211)
	TOTAL NET ASSETS - 100.0%	$1,868,953,551

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2024.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,559,601,377.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 2000® Index	5.8200% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	370,089	$701,581,992	$18,064,808
Total return of Russell 2000® Index	5.7200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	419,900	792,665,279	23,817,132
Total return of Russell 2000® Index	5.6400% representing 1 month SOFR rate + spread	Societe Generale	12/16/2024	80,000	159,066,424	(3,500,467)
Total return of Russell 2000® Index	5.7000% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	85,000	160,950,066	4,423,419
Total return of Russell 2000® Index	5.9800% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	271,134	529,137,272	(939,265)
Total return of Russell 2000® Index	5.7100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	468,538	919,748,851	(7,672,004)
Total return of Russell 2000® Index	5.8000% representing 1 month SOFR rate + spread	Barclays	12/23/2024	495,525	970,060,702	(855,496)
					$4,233,210,586	$33,338,127

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 86.1%
Money Market Funds - 86.1%
185,348,995	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$185,348,995
15,890,000	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	15,890,000
32,350,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (a)	32,350,000
107,803,171	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	107,803,171
	TOTAL SHORT TERM INVESTMENTS (Cost $341,392,166) (b)	$341,392,166
	TOTAL INVESTMENTS (Cost $341,392,166) - 86.1%	$341,392,166
	Other Assets in Excess of Liabilities - 13.9%	55,276,437
	TOTAL NET ASSETS - 100.0%	$396,668,603

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $204,507,902.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.4600% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	BNP Paribas	12/4/2024	60,488	$126,877,742	$8,034,142
5.5200% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	Bank of America Merrill Lynch	12/11/2024	82,678	173,020,926	10,557,162
5.3700% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	Societe Generale	12/16/2024	51,000	100,662,762	1,372,459
5.5000% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	J.P. Morgan	12/16/2024	64,201	125,114,479	(191,620)
5.6300% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	UBS Securities LLC	12/17/2024	78,108	160,495,675	8,020,038
5.4700% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	Citibank N.A.	12/19/2024	146,237	298,344,594	10,427,480
5.5200% representing 1 month SOFR rate + spread	Total return of Russell 2000® Index	Barclays	12/23/2024	120,214	241,559,431	4,597,224
					$1,226,075,609	$42,816,885

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 45.6%
17,487,575	iShares China Large-Cap ETF (a)	$445,758,286
	TOTAL INVESTMENT COMPANIES (Cost $420,281,101)	$445,758,286
SHORT TERM INVESTMENTS - 57.0%
Money Market Funds - 57.0%
327,634,725	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$327,634,725
164,613,935	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	164,613,935
63,996,300	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	63,996,300
	TOTAL SHORT TERM INVESTMENTS (Cost $556,244,960)	$556,244,960
	TOTAL INVESTMENTS (Cost $976,526,061) - 102.6% (c)	$1,002,003,246
	Liabilities in Excess of Other Assets - (2.6)%	(25,240,131)
	TOTAL NET ASSETS - 100.0%	$976,763,115

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $756,471,743.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares China Large-Cap ETF	5.8200% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	19,692,813	$459,308,686	$37,444,745
Total return of iShares China Large-Cap ETF	5.6700% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	31,313,109	734,558,713	57,507,493
Total return of iShares China Large-Cap ETF	6.0200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	12,550,329	285,545,516	30,854,885
Total return of iShares China Large-Cap ETF	6.1200% representing 1 month SOFR rate + spread	Societe Generale	12/16/2024	9,250,000	219,554,645	15,233,182
Total return of iShares China Large-Cap ETF	6.0800% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	10,735,005	241,441,116	29,210,126
Total return of iShares China Large-Cap ETF	6.0700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	13,935,357	318,917,568	29,535,373
					$2,259,326,244	$199,785,804

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 105.5%
Money Market Funds - 105.5%
118,291,458	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$118,291,458
57,269,368	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	57,269,368
	TOTAL SHORT TERM INVESTMENTS (Cost $175,560,826) (b)	$175,560,826
	TOTAL INVESTMENTS (Cost $175,560,826) - 105.5%	$175,560,826
	Liabilities in Excess of Other Assets - (5.5)%	(9,106,930)
	TOTAL NET ASSETS - 100.0%	$166,453,896

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $132,612,413.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
5.4300% representing 1 month SOFR rate + spread	Total return of iShares China Large-Cap ETF	BNP Paribas	12/4/2024	6,572,691	$158,170,384	$(8,690,413)
5.8200% representing 1 month SOFR rate + spread	Total return of iShares China Large-Cap ETF	Bank of America Merrill Lynch	12/11/2024	9,134,265	228,342,919	(3,894,525)
5.5500% representing 1 month SOFR rate + spread	Total return of iShares China Large-Cap ETF	UBS Securities LLC	12/17/2024	3,884,719	95,707,971	(2,869,759)
					$482,221,274	$(15,454,697)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 47.7%
165,108	Vanguard FTSE Europe ETF (a)	$10,834,387
	TOTAL INVESTMENT COMPANIES (Cost $10,451,940)	$10,834,387
SHORT TERM INVESTMENTS - 54.5%
Money Market Funds - 54.5%
5,870,242	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$5,870,242
4,313,531	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	4,313,531
2,198,113	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	2,198,113
	TOTAL SHORT TERM INVESTMENTS (Cost $12,381,886)	$12,381,886
	TOTAL INVESTMENTS (Cost $22,833,826) - 102.2% (c)	$23,216,273
	Liabilities in Excess of Other Assets - (2.2)%	(484,395)
	TOTAL NET ASSETS - 100.0%	$22,731,878

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,699,295.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Vanguard FTSE Europe ETF	5.6100% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	220,521	$13,769,495	$575,754
Total return of Vanguard FTSE Europe ETF	5.7200% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	340,172	22,353,158	(104,212)
Total return of Vanguard FTSE Europe ETF	5.8200% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	32,157	2,080,524	17,679
Total return of Vanguard FTSE Europe ETF	6.0600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	79,150	5,210,698	(30,579)
Total return of Vanguard FTSE Europe ETF	5.8700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	202,160	12,802,389	286,732
					$56,216,264	$745,374

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 8.3%
161,114	iShares MSCI Emerging Markets ETF (a)	$6,604,063
	TOTAL INVESTMENT COMPANIES (Cost $6,572,145)	$6,604,063
SHORT TERM INVESTMENTS - 95.7%
Money Market Funds - 95.7%
40,916,055	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$40,916,055
830,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	830,000
34,256,006	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	34,256,006
	TOTAL SHORT TERM INVESTMENTS (Cost $76,002,061)	$76,002,061
	TOTAL INVESTMENTS (Cost $82,574,206) - 104.0% (c)	$82,606,124
	Liabilities in Excess of Other Assets - (4.0)%	(3,173,953)
	TOTAL NET ASSETS - 100.0%	$79,432,171

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $44,565,620.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Emerging Markets ETF	5.8000% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	1,629,285	$64,024,358	$2,537,488
Total return of iShares MSCI Emerging Markets ETF	5.9600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	1,603,260	62,623,114	2,087,019
Total return of iShares MSCI Emerging Markets ETF	5.8900% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	2,319,949	92,926,363	1,915,933
Total return of iShares MSCI Emerging Markets ETF	6.1700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	100,000	4,116,617	(35,939)
					$223,690,452	$6,504,501

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 105.9%
Money Market Funds - 105.9%
10,893,625	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$10,893,625
10,287,835	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	10,287,835
	TOTAL SHORT TERM INVESTMENTS (Cost $21,181,460) (b)	$21,181,460
	TOTAL INVESTMENTS (Cost $21,181,460) - 105.9%	$21,181,460
	Liabilities in Excess of Other Assets - (5.9)%	(1,171,333)
	TOTAL NET ASSETS - 100.0%	$20,010,127

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,583,847.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.5700% representing 1 month SOFR rate + spread	Total return of iShares MSCI Emerging Markets ETF	J.P. Morgan	12/16/2024	796,734	$31,286,361	$(1,292,099)
5.4500% representing 1 month SOFR rate + spread	Total return of iShares MSCI Emerging Markets ETF	UBS Securities LLC	12/17/2024	341,372	13,906,743	(1,084)
5.6500% representing 1 month SOFR rate + spread	Total return of iShares MSCI Emerging Markets ETF	Citibank N.A.	12/19/2024	326,455	13,396,852	54,028
					$58,589,956	$(1,239,155)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 47.7%
98,721	iShares MSCI Mexico ETF (a)(b)	$6,464,251
	TOTAL INVESTMENT COMPANIES (Cost $6,357,084)	$6,464,251
SHORT TERM INVESTMENTS - 65.0%
Money Market Funds - 65.0%
3,499,535	Dreyfus Government Cash Management Institutional Shares, 5.20% (c)(d)	$3,499,535
1,734,961	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (c)	1,734,961
1,540,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (c)	1,540,000
2,028,031	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (c)	2,028,031
	TOTAL SHORT TERM INVESTMENTS (Cost $8,802,527)	$8,802,527
	TOTAL INVESTMENTS (Cost $15,159,611) - 112.7% (e)	$15,266,778
	Liabilities in Excess of Other Assets - (12.7)%	(1,727,040)
	TOTAL NET ASSETS - 100.0%	$13,539,738

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2024.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,176,127.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Mexico ETF	5.8700% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	123,197	$7,950,188	$47,869
Total return of iShares MSCI Mexico ETF	4.8200% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	229,468	14,802,500	175,838
Total return of iShares MSCI Mexico ETF	5.8700% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	21,708	1,410,351	(2,728)
Total return of iShares MSCI Mexico ETF	6.0700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	147,256	9,801,359	(377,125)
					$33,964,398	$(156,146)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 51.1%
302,217	iShares MSCI South Korea ETF (a)	$19,054,782
	TOTAL INVESTMENT COMPANIES (Cost $18,915,319)	$19,054,782
SHORT TERM INVESTMENTS - 52.9%
Money Market Funds - 52.9%
5,684,801	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$5,684,801
710,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	710,000
13,300,303	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	13,300,303
	TOTAL SHORT TERM INVESTMENTS (Cost $19,695,104)	$19,695,104
	TOTAL INVESTMENTS (Cost $38,610,423) - 104.0% (c)	$38,749,886
	Liabilities in Excess of Other Assets - (4.0)%	(1,503,915)
	TOTAL NET ASSETS - 100.0%	$37,245,971

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $27,258,685.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI South Korea ETF	5.8200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	550,129	$33,653,030	$803,201
Total return of iShares MSCI South Korea ETF	5.9200% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	203,259	12,580,567	77,193
Total return of iShares MSCI South Korea ETF	5.9700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	597,396	36,861,047	558,568
Total return of iShares MSCI South Korea ETF	5.9700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	119,236	7,552,329	(134,282)
					$90,646,973	$1,304,680

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 67.4%
Administrative and Support Services - 0.1%
3,058	V2X, Inc. (a)	$148,558
Computer and Electronic Product Manufacturing - 20.0%
22,073	L3Harris Technologies, Inc.	4,724,726
18,779	Leonardo DRS, Inc. (a)	404,124
13,848	Mercury Computer Systems, Inc. (a)	390,513
7,621	Moog, Inc. Class A	1,212,272
10,321	Northrop Grumman Corp.	5,005,995
193,994	RTX Corp.	19,694,271
		31,431,901
Credit Intermediation and Related Activities - 0.1%
12,098	Smith & Wesson Brands, Inc.	205,303
Electrical Equipment, Appliance, and Component Manufacturing - 3.0%
15,112	Axon Enterprise, Inc. (a)	4,740,030
Fabricated Metal Product Manufacturing - 3.3%
24,260	BWX Technologies, Inc.	2,323,380
10,139	Curtiss-Wright Corp.	2,569,426
4,700	Sturm, Ruger & Co, Inc.	217,281
		5,110,087
Merchant Wholesalers, Durable Goods - 2.8%
22,372	Hexcel Corp.	1,436,506
10,494	Huntington Ingalls Industries, Inc.	2,906,104
		4,342,610
Miscellaneous Manufacturing - 2.9%
4,784	Cadre Holdings, Inc.	159,546
51,956	Textron, Inc.	4,394,958
		4,554,504
Primary Metal Manufacturing - 2.9%
69,195	Howmet Aerospace, Inc.	4,618,766
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.2%
69,549	Rocket Lab USA, Inc. (a)	261,504
Textile Mills - 0.1%
1,387	National Presto Industries, Inc.	113,720
Transportation Equipment Manufacturing - 32.0%
8,797	AAR Corp. (a)	608,225
7,422	AeroVironment, Inc. (a)	1,185,961
49,201	Archer Aviation, Inc. (a)(b)	190,900
83,855	Boeing Co. (a)	14,074,223
3,600	Ducommun, Inc. (a)	194,724
17,389	General Dynamics Corp.	4,992,208
9,902	HEICO Corp.	2,053,675
18,832	HEICO Corp. Class A	3,123,287
38,597	Kratos Defense & Security Solutions, Inc. (a)	687,799
30,512	Lockheed Martin Corp.	14,185,944
30,762	Spirit AeroSystems Holdings, Inc. (a)	984,384
4,070	TransDigm Group, Inc.	5,079,482
Shares		Fair Value
Transportation Equipment Manufacturing (continued)
20,375	Triumph Group, Inc. (a)	$272,210
94,300	Virgin Galactic Holdings, Inc. (a)(b)	82,050
15,982	Woodward, Inc.	2,594,838
		50,309,910
	TOTAL COMMON STOCKS (Cost $99,441,432)	$105,836,893
SHORT TERM INVESTMENTS - 35.0%
Money Market Funds - 35.0%
29,914,822	Dreyfus Government Cash Management Institutional Shares, 5.20% (c)(d)	$29,914,822
950,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (c)	950,000
24,005,610	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (c)	24,005,610
	TOTAL SHORT TERM INVESTMENTS (Cost $54,870,432)	$54,870,432
	TOTAL INVESTMENTS (Cost $154,311,864) - 102.4% (e)	$160,707,325
	Liabilities in Excess of Other Assets - (2.4)%	(3,717,699)
	TOTAL NET ASSETS - 100.0%	$156,989,626

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2024.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $122,459,927.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones U.S. Select Aerospace & Defense Index	6.1100% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	972	$29,988,727	$1,315,290
Total return of Dow Jones U.S. Select Aerospace & Defense Index	6.0400% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	998	31,834,740	528,863
Total return of Dow Jones U.S. Select Aerospace & Defense Index	6.0700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	6,886	216,564,003	6,314,393
Total return of Dow Jones U.S. Select Aerospace & Defense Index	5.9700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	2,250	71,314,449	1,638,045
					$349,701,919	$9,796,591
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 79.1%
Accomodation - 4.8%
2,364	Airbnb, Inc. (a)	$374,860
1,171	Caesars Entertainment Inc. (a)	41,945
1,368	Hilton Worldwide Holdings, Inc.	269,879
2,004	Las Vegas Sands Corp.	88,897
1,339	Marriott International, Inc. Class A	316,178
1,483	MGM Resorts International (a)	58,490
		1,150,249
Administrative and Support Services - 3.5%
189	Booking Holdings, Inc.	652,434
1,280	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	178,726
		831,160
Amusement, Gambling, and Recreation Industries - 0.2%
517	Wynn Resorts Ltd.	47,383
Apparel Manufacturing - 1.6%
139	Deckers Outdoor Corp. (a)	113,767
624	Lululemon Athletica, Inc. (a)	225,014
212	Ralph Lauren Corp.	34,692
		373,473
Building Material and Garden Equipment and Supplies Dealers - 10.9%
3,121	Lowe's Companies, Inc.	711,557
5,267	The Home Depot, Inc.	1,760,336
586	Tractor Supply Co.	160,025
		2,631,918
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 3.6%
1,227	Bath & Body Works, Inc.	55,730
1,827	Ross Stores, Inc.	236,688
6,185	TJX Companies, Inc.	581,947
		874,365
Construction of Buildings - 2.9%
1,620	D.R. Horton, Inc.	230,834
1,342	Lennar Corp. Class A	203,474
18	NVR, Inc. (a)	133,899
1,151	PulteGroup, Inc.	128,245
		696,452
Food Services and Drinking Places - 9.3%
149	Chipotle Mexican Grill, Inc. (a)	470,780
648	Darden Restaurants, Inc.	99,410
189	Domino's Pizza, Inc.	100,032
3,019	McDonald's Corp.	824,308
6,145	Starbucks Corp.	543,771
1,525	Yum! Brands, Inc.	215,406
		2,253,707
Funds, Trusts, and Other Financial Vehicles - 0.5%
831	Garmin Ltd. ADR (Switzerland)	120,055
Shares		Fair Value
Furniture, Home Furnishings, Electronics, and Appliance Retailers - 0.3%
1,040	Best Buy Co., Inc.	$76,586
General Merchandise Retailers - 19.4%
25,739	Amazon.com, Inc. (a)	4,504,325
2,817	eBay, Inc.	145,188
649	Etsy, Inc. (a)	44,567
		4,694,080
Health and Personal Care Retailers - 0.4%
263	Ulta Beauty, Inc. (a)	106,473
Leather and Allied Product Manufacturing - 2.7%
6,606	NIKE, Inc. Class B	609,470
1,245	Tapestry, Inc.	49,700
		659,170
Management of Companies and Enterprises - 0.5%
5,468	Carnival Corp. ADR (Panama) (a)	81,036
2,309	Norwegian Cruise Line Holdings Ltd. ADR (a)	43,686
		124,722
Merchant Wholesalers, Durable Goods - 1.2%
761	Genuine Parts Co.	119,637
1,453	LKQ Corp.	62,668
287	Mohawk Industries, Inc. (a)	33,097
210	Pool Corp.	76,131
		291,533
Miscellaneous Manufacturing - 0.2%
708	Hasbro, Inc.	43,400
Motor Vehicle and Parts Dealers - 2.7%
94	AutoZone, Inc. (a)	277,902
857	CarMax, Inc. (a)	58,250
321	O'Reilly Automotive, Inc. (a)	325,256
		661,408
Support Activities for Transportation - 0.4%
710	Expedia, Inc. (a)	95,587
Transportation Equipment Manufacturing - 14.0%
1,515	Aptiv PLC ADR (United Kingdom) (a)	107,565
1,247	BorgWarner, Inc.	40,864
21,181	Ford Motor Co.	257,349
6,265	General Motors Co.	278,981
14,665	Tesla, Inc. (a)	2,687,801
		3,372,560
	TOTAL COMMON STOCKS (Cost $18,300,833)	$19,104,281

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 25.5%
Money Market Funds - 25.5%
4,740,984	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$4,740,984
50,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	50,000
1,364,579	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	1,364,579
	TOTAL SHORT TERM INVESTMENTS (Cost $6,155,563)	$6,155,563
	TOTAL INVESTMENTS (Cost $24,456,396) - 104.6% (c)	$25,259,844
	Liabilities in Excess of Other Assets - (4.6)%	(1,108,542)
	TOTAL NET ASSETS - 100.0%	$24,151,302

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $19,436,339.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Consumer Discretionary Select Sector Index	6.0400% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	8,199	$14,408,367	$(139,292)
Total return of Consumer Discretionary Select Sector Index	5.9200% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	8,589	15,330,988	(223,923)
Total return of Consumer Discretionary Select Sector Index	5.9700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	13,312	23,805,785	(678,701)
					$53,545,140	$(1,041,916)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 79.4%
Accommodation - 2.5%
23,706	Airbnb, Inc. (a)	$3,759,060
Administrative and Support Services - 3.3%
26,440	Cloudflare, Inc. (a)	2,310,856
54,153	Roblox Corp. (a)	1,925,681
57,856	Teladoc Health, Inc. (a)	737,664
		4,974,201
Amusement, Gambling, and Recreation Industries - 1.4%
51,501	DraftKings, Inc. (a)	2,140,382
Computer and Electronic Product Manufacturing - 15.7%
47,810	Alphabet, Inc. (a)	7,782,512
40,031	Alphabet, Inc. Class C (a)	6,590,704
13,685	Arista Networks, Inc. (a)	3,511,023
114,215	Cisco Systems, Inc.	5,365,821
379,607	CommScope Holding Co., Inc. (a)	339,369
		23,589,429
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 1.4%
63,713	Pinterest, Inc. (a)	2,131,200
Food Services and Drinking Places - 2.0%
22,690	DoorDash, Inc. (a)	2,932,909
General Merchandise Retailers - 9.8%
70,129	Amazon.com, Inc. (a)	12,272,575
48,625	eBay, Inc.	2,506,132
		14,778,707
Lessors of Nonfinancial Intangible Assets (except Copyrighted Works) - 0.5%
50,872	Marathon Digital Holdings, Inc. (a)	817,004
Motion Picture and Sound Recording Industries - 3.9%
10,541	Netflix, Inc. (a)	5,804,296
Motor Vehicle and Parts Dealers - 1.0%
18,301	Carvana Co. (a)	1,517,519
Professional, Scientific, and Technical Services - 17.1%
24,270	Ciena Corp. (a)	1,122,002
17,573	GoDaddy, Inc. (a)	2,150,584
46,047	Juniper Networks, Inc.	1,603,357
44,937	Match Group, Inc. (a)	1,384,958
20,724	Meta Platforms, Inc.	8,914,843
30,060	Nutanix, Inc. (a)	1,824,642
151,289	Snap, Inc. (a)	2,276,899
20,615	Snowflake, Inc. (a)	3,199,448
12,981	Workday, Inc. (a)	3,176,840
		25,653,573
Publishing Industries - 16.7%
18,101	Akamai Technologies, Inc. (a)	1,826,934
13,450	Atlassian Corp. (a)	2,317,435
35,922	Box, Inc. (a)	934,691
40,708	Confluent, Inc. (a)	1,144,709
23,344	Datadog, Inc. (a)	2,929,672
31,068	DocuSign, Inc. (a)	1,758,449
52,862	Dropbox, Inc. (a)	1,224,284
Shares		Fair Value
Publishing Industries (continued)
53,422	Fastly, Inc. (a)	$675,788
18,620	Okta, Inc. (a)	1,731,288
22,015	Salesforce, Inc.	5,920,714
29,292	Smartsheet, Inc. (a)	1,108,116
12,173	Veeva Systems, Inc. (a)	2,417,071
69,598	ZoomInfo Technologies, Inc. (a)	1,103,824
		25,092,975
Telecommunications - 4.1%
62,777	PayPal Holdings, Inc. (a)	4,263,814
30,458	Zoom Video Communications, Inc. (a)	1,860,984
		6,124,798
	TOTAL COMMON STOCKS (Cost $112,009,494)	$119,316,053
SHORT TERM INVESTMENTS - 25.4%
Money Market Funds - 25.4%
13,598,153	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$13,598,153
24,560,495	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	24,560,495
	TOTAL SHORT TERM INVESTMENTS (Cost $38,158,648)	$38,158,648
	TOTAL INVESTMENTS (Cost $150,168,142) - 104.8% (c)	$157,474,701
	Liabilities in Excess of Other Assets - (4.8)%	(7,294,299)
	TOTAL NET ASSETS - 100.0%	$150,180,402

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $141,556,021.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Dow Jones Internet Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones Internet Composite Index	5.8200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	240,022	$193,745,012	$15,952,259
Total return of Dow Jones Internet Composite Index	6.0100% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	53,322	43,211,082	3,339,013
Total return of Dow Jones Internet Composite Index	5.7200% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	66,388	57,112,473	1,357,827
Total return of Dow Jones Internet Composite Index	5.9700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	12,167	10,317,251	307,458
					$304,385,818	$20,956,557

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Dow Jones Internet Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 108.0%
Money Market Funds - 108.0%
7,684,006	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$7,684,006
15,091,126	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	15,091,126
	TOTAL SHORT TERM INVESTMENTS (Cost $22,775,132) (b)	$22,775,132
	TOTAL INVESTMENTS (Cost $22,775,132) - 108.0%	$22,775,132
	Liabilities in Excess of Other Assets - (8.0)%	(1,686,499)
	TOTAL NET ASSETS - 100.0%	$21,088,633

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,415,427.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.6200% representing 1 month SOFR rate + spread	Total return of Dow Jones Internet Composite Index	Bank of America Merrill Lynch	12/11/2024	14,358	$11,885,723	$(694,899)
5.7800% representing 1 month SOFR rate + spread	Total return of Dow Jones Internet Composite Index	J.P. Morgan	12/16/2024	40,642	34,498,678	(1,241,844)
5.5200% representing 1 month SOFR rate + spread	Total return of Dow Jones Internet Composite Index	UBS Securities LLC	12/17/2024	7,572	6,789,191	53,091
5.6200% representing 1 month SOFR rate + spread	Total return of Dow Jones Internet Composite Index	Citibank N.A.	12/19/2024	8,465	7,890,714	378,888
					$61,064,306	$(1,504,764)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 75.5%
Administrative and Support Services - 7.1%
20,615	Corpay, Inc. (a)	$6,228,616
10,881	FactSet Research System, Inc.	4,536,180
44,965	Moody's Corp.	16,651,889
451,777	Visa, Inc. Class A	121,351,820
		148,768,505
Amusement, Gambling, and Recreation Industries - 0.4%
74,380	Global Payments, Inc.	9,131,633
Chemical Manufacturing - 1.0%
163,560	IntercontinentalExchange, Inc.	21,059,986
Computing Infrastructure Providers, Data Processing, Web Hosting, and Related Services - 1.2%
171,442	Fiserv, Inc. (a)	26,174,050
Credit Intermediation and Related Activities - 29.5%
163,352	American Express Co.	38,229,269
1,966,651	Bank of America Corp.	72,785,754
216,909	Bank of New York Mellon Corp.	12,253,189
108,665	Capital One Financial Corp.	15,585,821
543,604	Citigroup, Inc.	33,339,233
133,173	Citizens Financial Group, Inc.	4,542,531
37,673	Comerica, Inc.	1,890,054
71,432	Discover Financial Services	9,052,577
169,248	Fidelity National Information Services, Inc.	11,495,324
194,574	Fifth Third Bancorp	7,094,168
413,712	Huntington Bancshares, Inc.	5,572,701
825,798	JPMorgan Chase & Co.	158,338,509
267,532	KeyCorp	3,876,539
47,450	M&T Bank Corp.	6,851,306
235,666	MasterCard, Inc. Class A	106,332,499
58,578	Northern Trust Corp.	4,826,241
113,685	PNC Financial Services Group, Inc.	17,423,363
263,943	Regions Financial Corp.	5,086,182
86,248	State Street Corp.	6,252,118
116,227	Synchrony Financial	5,111,663
380,975	Truist Financial Corp.	14,305,611
444,759	U.S. Bancorp	18,070,558
1,028,003	Wells Fargo & Co.	60,981,138
		619,296,348
Funds, Trusts, and Other Financial Vehicles - 0.3%
63,948	T. Rowe Price Group, Inc.	7,006,782
Insurance Carriers and Related Activities - 22.2%
150,367	Aflac, Inc.	12,578,200
74,980	Allstate Corp.	12,751,099
200,528	American International Group, Inc.	15,101,764
57,192	Aon PLC ADR (United Kingdom)	16,128,716
105,983	Arch Capital Group Ltd. ADR (a)	9,913,650
61,912	Arthur J. Gallagher & Co.	14,530,127
14,830	Assurant, Inc.	2,586,352
Shares		Fair Value
Insurance Carriers and Related Activities (continued)
519,722	Berkshire Hathaway, Inc. Class B (a)	$206,189,309
67,475	Brown & Brown, Inc.	5,501,911
115,760	Chubb Limited ADR (Switzerland)	28,782,566
44,849	Cincinnati Financial Corp.	5,188,581
12,405	Everest Re Group Ltd. ADR	4,545,316
24,459	Globe Life, Inc.	1,863,042
85,269	Hartford Financial Services Group, Inc.	8,261,713
52,050	Loews Corp.	3,911,557
140,537	Marsh & McLennan Companies, Inc.	28,027,294
175,351	MetLife, Inc.	12,463,949
62,665	Principal Financial Group, Inc.	4,959,308
167,187	Progressive Corp.	34,816,693
103,120	Prudential Financial, Inc.	11,392,698
65,178	Travelers Companies, Inc.	13,828,164
57,887	W.R. Berkley Corp.	4,455,562
29,288	Willis Towers Watson PLC ADR (Ireland)	7,355,388
		465,132,959
Professional, Scientific, and Technical Services - 0.2%
20,809	Jack Henry & Associates, Inc.	3,385,416
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 12.6%
28,628	Ameriprise Financial, Inc.	11,788,724
39,939	BlackRock, Inc.	30,139,567
30,160	Cboe Global Markets, Inc.	5,463,484
425,109	Charles Schwab Corp.	31,436,811
102,829	CME Group, Inc.	21,557,072
85,729	Franklin Resources, Inc.	1,958,050
93,150	Goldman Sachs Group, Inc.	39,748,036
128,390	Invesco Ltd. ADR (a)	1,819,286
10,831	MarketAxess Holdings, Inc.	2,167,175
357,858	Morgan Stanley	32,507,821
22,586	MSCI, Inc. Class A	10,520,333
108,527	NASDAQ OMX Group, Inc.	6,495,341
53,734	Raymond James Financial, Inc.	6,555,548
91,784	S&P Global, Inc.	38,166,541
205,481	The Blackstone Group, Inc.	23,961,139
		264,284,928
Telecommunications - 1.0%
306,131	PayPal Holdings, Inc. (a)	20,792,418
	TOTAL COMMON STOCKS (Cost $1,458,790,864)	$1,585,033,025
SHORT TERM INVESTMENTS - 26.6%
Money Market Funds - 26.6%
354,884,723	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$354,884,723
72,575,852	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	72,575,852

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Money Market Funds (continued)
37,145,810	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	$37,145,810
94,161,982	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	94,161,982
	TOTAL SHORT TERM INVESTMENTS (Cost $558,768,367)	$558,768,367
	TOTAL INVESTMENTS (Cost $2,017,559,231) - 102.1% (c)	$2,143,801,392
	Liabilities in Excess of Other Assets - (2.1)%	(44,920,746)
	TOTAL NET ASSETS - 100.0%	$2,098,880,646

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,597,612,771.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Financials Select Sector Index	6.2100% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	1,033,694	$459,311,592	$46,705,635
Total return of Financials Select Sector Index	6.0600% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	738,808	324,979,475	36,697,846
Total return of Financials Select Sector Index	6.0700% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	1,306,525	605,413,820	37,456,115
Total return of Financials Select Sector Index	6.1900% representing 1 month SOFR rate + spread	Societe Generale	12/16/2024	911,605	420,751,288	25,585,666
Total return of Financials Select Sector Index	6.1500% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	926,755	420,013,135	34,493,596
Total return of Financials Select Sector Index	5.8400% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	1,733,886	829,007,457	25,068,967
Total return of Financials Select Sector Index	6.1200% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	695,392	320,116,753	20,653,489
Total return of Financials Select Sector Index	6.0200% representing 1 month SOFR rate + spread	Barclays	12/23/2024	2,125,333	969,024,328	73,739,820
					$4,348,617,848	$300,401,134

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 106.3%
Money Market Funds - 106.3%
60,477,310	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$60,477,310
42,157,913	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	42,157,913
42,075,200	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	42,075,200
	TOTAL SHORT TERM INVESTMENTS (Cost $144,710,423) (b)	$144,710,423
	TOTAL INVESTMENTS (Cost $144,710,423) - 106.3%	$144,710,423
	Liabilities in Excess of Other Assets - (6.3)%	(8,629,850)
	TOTAL NET ASSETS - 100.0%	$136,080,573

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $90,594,486.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.8200% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	Goldman Sachs	12/10/2024	250,210	$127,252,648	$3,183,807
5.8700% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	Bank of America Merrill Lynch	12/11/2024	232,699	116,846,542	1,265,368
5.8500% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	Societe Generale	12/16/2024	158,000	69,499,460	(7,983,403)
5.9800% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	J.P. Morgan	12/16/2024	106,156	51,177,294	(1,149,729)
5.5700% representing 1 month SOFR rate + spread	Total return of Financials Select Sector Index	UBS Securities LLC	12/17/2024	73,641	35,808,189	(560,557)
					$400,584,133	$(5,244,514)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 81.8%
Ambulatory Health Care Services - 1.2%
1,528	DaVita, Inc. (a)	$212,406
2,407	Laboratory Corp. of America Holdings	484,698
1,644	Molina Healthcare, Inc. (a)	562,412
3,147	Quest Diagnostics, Inc.	434,852
34,015	Viatris, Inc.	393,554
		2,087,922
Chemical Manufacturing - 32.4%
50,060	AbbVie, Inc.	8,141,758
15,169	Amgen, Inc.	4,155,396
4,109	Biogen, Inc. (a)	882,695
4,457	Bio-Techne Corp.	281,727
57,693	Bristol-Myers Squibb Co.	2,535,030
5,125	Catalent, Inc. (a)	286,231
22,610	Eli Lilly and Company	17,660,671
35,329	Gilead Sciences, Inc.	2,303,451
5,274	Incyte Corp. (a)	274,512
71,849	Merck & Co., Inc.	9,284,328
160,098	Pfizer, Inc.	4,101,711
2,995	Regeneron Pharmaceuticals, Inc. (a)	2,667,527
7,307	Vertex Pharmaceuticals, Inc. (a)	2,870,263
2,097	West Pharmaceutical Services, Inc.	749,636
13,018	Zoetis, Inc.	2,072,986
		58,267,922
Computer and Electronic Product Manufacturing - 9.0%
8,308	Agilent Technologies, Inc.	1,138,528
593	Bio-Rad Laboratories, Inc. (a)	159,962
18,647	Danaher Corp.	4,598,723
12,007	GE HealthCare Technologies, Inc.	915,414
6,656	Hologic, Inc. (a)	504,325
2,355	IDEXX Laboratories, Inc. (a)	1,160,450
4,502	Illumina, Inc. (a)	553,971
3,499	PerkinElmer, Inc.	358,542
10,955	Thermo Fisher Scientific, Inc.	6,230,328
1,676	Waters Corp. (a)	517,951
		16,138,194
Health and Personal Care Retailers - 1.3%
35,682	CVS Health Corp.	2,416,028
Hospitals - 1.1%
5,616	HCA Healthcare, Inc.	1,739,949
1,729	Universal Health Services, Inc. Class B	294,674
		2,034,623
Insurance Carriers and Related Activities - 11.9%
15,155	Centene Corp. (a)	1,107,224
8,294	Cigna Corp.	2,961,290
6,662	Elevance Health, Inc.	3,521,400
3,465	Humana, Inc.	1,046,742
26,226	UnitedHealth Group, Inc.	12,685,516
		21,322,172
Machinery Manufacturing - 0.4%
609	Mettler-Toledo International, Inc. (a)	748,887
Shares		Fair Value
Management of Companies and Enterprises - 2.9%
49,224	Abbott Laboratories	$5,216,267
Merchant Wholesalers, Durable Goods - 0.1%
3,684	Henry Schein, Inc. (a)	255,228
Merchant Wholesalers, Nondurable Goods - 2.1%
6,897	Cardinal Health, Inc.	710,667
4,695	Cencora, Inc.	1,122,340
3,726	McKesson Corp.	2,001,644
		3,834,651
Miscellaneous Manufacturing - 18.0%
2,019	Align Technology, Inc. (a)	570,125
14,399	Baxter International, Inc.	581,288
8,191	Becton, Dickinson & Co.	1,921,609
41,538	Boston Scientific Corp. (a)	2,985,336
10,931	DexCom, Inc. (a)	1,392,500
17,197	Edwards Lifesciences Corp. (a)	1,456,070
1,980	Insulet Corp. (a)	340,441
9,990	Intuitive Surgical, Inc. (a)	3,702,494
68,255	Johnson & Johnson	9,868,991
37,701	Medtronic PLC ADR (Ireland)	3,025,128
4,171	ResMed, Inc.	892,552
3,918	Solventum Corp. (a)	254,709
2,802	Steris PLC ADR (Ireland)	573,177
9,588	Stryker Corp.	3,226,362
1,332	Teleflex, Inc.	278,055
5,635	The Cooper Companys, Inc.	501,853
5,925	Zimmer Biomet Holdings, Inc.	712,659
		32,283,349
Professional, Scientific, and Technical Services - 1.4%
1,454	Charles River Laboratories International, Inc. (a)	332,966
5,175	IQVIA Holdings, Inc. (a)	1,199,410
9,405	Moderna, Inc. (a)	1,037,466
		2,569,842
	TOTAL COMMON STOCKS (Cost $145,101,846)	$147,175,085
SHORT TERM INVESTMENTS - 18.4%
Money Market Funds - 18.4%
11,690,744	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$11,690,744
3,934	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	3,934
21,347,473	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	21,347,473
	TOTAL SHORT TERM INVESTMENTS (Cost $33,042,151)	$33,042,151
	TOTAL INVESTMENTS (Cost $178,143,997) - 100.2% (c)	$180,217,236
	Liabilities in Excess of Other Assets - (0.2)%	(300,266)
	TOTAL NET ASSETS - 100.0%	$179,916,970

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $146,617,127.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Health Care Select Sector Index	6.0400% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	156,398	$210,543,430	$7,654,679
Total return of Health Care Select Sector Index	5.9600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	52,088	71,610,805	1,212,250
Total return of Health Care Select Sector Index	5.9700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	68,527	93,176,058	2,516,991
					$375,330,293	$11,383,920

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 73.4%
Building Material and Garden Equipment and Supplies Dealers - 6.7%
37,086	Lowe's Companies, Inc.	$8,455,237
32,785	MasterBrand, Inc. (a)	546,526
23,692	The Home Depot, Inc.	7,918,340
		16,920,103
Construction of Buildings - 42.0%
17,645	Beazer Homes USA, Inc. (a)	494,589
17,506	Century Communities, Inc.	1,388,576
184,876	D.R. Horton, Inc.	26,342,981
14,044	Dream Finders Home, Inc. (a)	498,562
15,730	Green Brick Partners , Inc. (a)	851,465
45,493	KB Home	2,946,127
7,916	Lennar Corp.	1,111,327
153,011	Lennar Corp. Class A	23,199,528
12,692	LGI Homes, Inc. (a)	1,141,391
17,239	M/I Homes, Inc. (a)	2,003,517
22,566	Meritage Homes Corp.	3,740,089
1,980	NVR, Inc. (a)	14,728,923
131,310	PulteGroup, Inc.	14,630,560
66,518	Taylor Morrison Home Corp. (a)	3,725,673
64,563	Toll Brothers, Inc.	7,690,099
60,082	TRI Pointe Group, Inc. (a)	2,214,022
		106,707,429
Fabricated Metal Product Manufacturing - 0.7%
11,037	Simpson Manufacturing Company, Inc.	1,919,224
Furniture and Related Product Manufacturing - 0.1%
4,143	American Woodmark Corp. (a)	381,487
Furniture, Home Furnishings, Electronics, and Appliance Retailers - 1.3%
10,589	Arhaus, Inc.	134,057
5,913	Ethan Allen Interiors, Inc.	166,983
27,562	Floor & Decor Holdings, Inc. (a)	3,040,916
		3,341,956
Machinery Manufacturing - 0.2%
32,609	Hayward Holdings, Inc. (a)	442,830
Management of Companies and Enterprises - 0.7%
37,715	AZEK Company, Inc. (a)	1,721,313
Merchant Wholesalers, Durable Goods - 6.2%
16,389	Beacon Roofing Supply, Inc. (a)	1,614,808
31,901	Builders FirstSource, Inc. (a)	5,832,141
32,612	Fortune Brands Home & Security, Inc.	2,383,937
34,500	Leggett & Platt, Inc.	623,415
8,282	Lennox International, Inc.	3,838,044
13,671	Mohawk Industries, Inc. (a)	1,576,540
		15,868,885
Merchant Wholesalers, Nondurable Goods - 3.1%
26,575	The Sherwin Williams Co.	7,962,136
Nonmetallic Mineral Product Manufacturing - 2.5%
8,909	Eagle Materials, Inc.	2,233,575
22,988	Owens Corning	3,866,812
Shares		Fair Value
Nonmetallic Mineral Product Manufacturing (continued)
8,562	Quanex Building Products Corp.	$284,430
		6,384,817
Specialty Trade Contractors - 4.5%
14,514	Installed Building Products, Inc.	3,421,385
19,564	TopBuild Corp. (a)	7,916,964
		11,338,349
Wood Product Manufacturing - 5.4%
4,806	Cavco Industries, Inc. (a)	1,750,393
22,038	JELD-WEN Holding, Inc. (a)	451,779
56,838	Masco Corp.	3,890,561
5,651	Masonite International Corp. ADR (a)	749,040
33,253	Skyline Champion Corp. (a)	2,493,642
28,085	Trex Company, Inc. (a)	2,486,927
15,988	UFP Industries, Inc.	1,801,848
		13,624,190
	TOTAL COMMON STOCKS (Cost $176,277,891)	$186,612,719
SHORT TERM INVESTMENTS - 31.7%
Money Market Funds - 31.7%
28,060,049	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$28,060,049
29,461,054	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	29,461,054
23,092,312	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	23,092,312
	TOTAL SHORT TERM INVESTMENTS (Cost $80,613,415)	$80,613,415
	TOTAL INVESTMENTS (Cost $256,891,306) - 105.1% (c)	$267,226,134
	Liabilities in Excess of Other Assets - (5.1)%	(13,035,239)
	TOTAL NET ASSETS - 100.0%	$254,190,895

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $229,530,507.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Dow Jones U.S. Select Home Construction Index	6.1100% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	2,450	$43,791,721	$1,133,080
Total return of Dow Jones U.S. Select Home Construction Index	5.8700% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	11,640	200,589,826	11,733,608
Total return of Dow Jones U.S. Select Home Construction Index	5.8700% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	5,680	97,555,248	6,199,028
Total return of Dow Jones U.S. Select Home Construction Index	5.8700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	7,081	130,026,529	314,396
Total return of Dow Jones U.S. Select Home Construction Index	5.9700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	4,160	74,526,235	1,357,953
					$546,489,559	$20,738,065

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 77.5%
Administrative and Support Services - 5.3%
636	Allegion PLC ADR (Ireland)	$77,312
2,975	Automatic Data Processing, Inc.	719,623
854	Broadridge Financial Solutions, Inc.	165,172
893	Equifax, Inc.	196,630
754	Robert Half, Inc.	52,132
2,033	Rollins, Inc.	90,590
2,655	Waste Management, Inc.	552,293
		1,853,752
Air Transportation - 1.5%
4,739	American Airlines Group, Inc. (a)	64,024
4,638	Delta Air Lines, Inc.	232,224
4,321	Southwest Airlines Co.	112,087
2,374	United Continental Holdings, Inc. (a)	122,166
		530,501
Building Material and Garden Equipment and Supplies Dealers - 0.3%
382	Snap-on, Inc.	102,361
Computer and Electronic Product Manufacturing - 7.2%
1,672	AMETEK, Inc.	292,031
2,540	Fortive Corp.	191,186
1,373	L3Harris Technologies, Inc.	293,891
1,020	Northrop Grumman Corp.	494,731
2,936	Otis Worldwide Corp.	267,763
9,609	RTX Corp.	975,506
		2,515,108
Couriers and Messengers - 3.5%
1,664	FedEx Corp.	435,602
5,238	United Parcel Service, Inc. Class B	772,500
		1,208,102
Electrical Equipment, Appliance, and Component Manufacturing - 2.8%
889	A.O. Smith Corp.	73,645
510	Axon Enterprise, Inc. (a)	159,966
4,141	Emerson Electric Co.	446,317
445	Generac Holdings, Inc. (a)	60,502
829	Rockwell Automation, Inc.	224,626
		965,056
Fabricated Metal Product Manufacturing - 0.6%
1,197	Pentair PLC ADR (Ireland)	94,671
1,111	Stanley Black & Decker, Inc.	101,545
		196,216
Food Services and Drinking Places - 0.4%
1,588	Veralto Corp.	148,764
Machinery Manufacturing - 16.2%
6,051	Carrier Global Corp.	372,076
3,687	Caterpillar, Inc.	1,233,560
987	Cummins, Inc.	278,818
1,886	Deere & Co.	738,199
7,882	General Electric Co.	1,275,465
548	IDEX Corp.	120,812
2,931	Ingersoll Rand, Inc.	273,521
Shares		Fair Value
Machinery Manufacturing (continued)
392	Nordson Corp.	$101,210
930	Parker Hannifin Corp.	506,766
1,648	Trane Technologies PLC ADR (Ireland)	522,976
1,745	Xylem, Inc.	228,072
		5,651,475
Merchant Wholesalers, Durable Goods - 5.8%
894	Builders FirstSource, Inc. (a)	163,441
624	Cintas Corp.	410,804
6,328	Copart, Inc. (a)	343,674
4,143	Fastenal Co.	281,475
389	Hubbell, Inc.	144,132
287	Huntington Ingalls Industries, Inc.	79,479
4,935	Johnson Controls International PLC ADR (Ireland)	321,121
319	W.W. Grainger, Inc.	293,911
		2,038,037
Merchant Wholesalers, Nondurable Goods - 1.4%
1,969	Illinois Tool Works, Inc.	480,653
Miscellaneous Manufacturing - 2.0%
4,002	3M Co.	386,233
1,014	Dover Corp.	181,810
1,419	Textron, Inc.	120,033
		688,076
National Security and International Affairs - 0.4%
996	Leidos Holdings, Inc.	139,659
Primary Metal Manufacturing - 0.5%
2,833	Howmet Aerospace, Inc.	189,103
Professional, Scientific, and Technical Services - 4.6%
2,891	Eaton Corporation PLC ADR (Ireland)	920,090
910	Jacobs Solutions, Inc.	130,612
2,320	Paychex, Inc.	275,639
349	Paycom Software, Inc.	65,605
1,049	Verisk Analytics, Inc. Class A	228,640
		1,620,586
Publishing Industries - 0.2%
1,131	Dayforce, Inc. (a)	69,410
Rail Transportation - 4.4%
14,311	CSX Corp.	475,412
4,415	Union Pacific Corp.	1,047,061
		1,522,473
Rental and Leasing Services - 0.9%
487	United Rentals, Inc.	325,311
Specialty Trade Contractors - 0.8%
1,052	Quanta Services, Inc.	272,005
Support Activities for Transportation - 1.9%
845	C.H. Robinson Worldwide, Inc.	59,995
1,053	Expeditors International of Washington, Inc.	117,209
591	J.B. Hunt Transport Services, Inc.	96,079
1,636	Norfolk Southern Corp.	376,804
		650,087

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Transit and Ground Passenger Transportation - 2.8%
14,903	Uber Technologies, Inc. (a)	$987,622
Transportation Equipment Manufacturing - 11.3%
4,153	Boeing Co. (a)	697,039
1,644	General Dynamics Corp.	471,976
4,774	Honeywell International, Inc.	920,093
1,557	Lockheed Martin Corp.	723,896
3,788	Paccar, Inc.	401,945
402	TransDigm Group, Inc.	501,708
1,298	Wabtec Corp.	209,082
		3,925,739
Truck Transportation - 0.7%
1,296	Old Dominion Freight Line, Inc.	235,496
Utilities - 0.9%
1,969	GE Vernova, Inc. (a)	302,655
Waste Management and Remediation Services - 0.8%
1,482	Republic Services, Inc.	284,099
Wood Product Manufacturing - 0.3%
1,592	Masco Corp.	108,972
	TOTAL COMMON STOCKS (Cost $26,251,084)	$27,011,318
SHORT TERM INVESTMENTS - 25.7%
Money Market Funds - 25.7%
1,854,303	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$1,854,303
4,760,005	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	4,760,005
Shares		Fair Value
Money Market Funds (continued)
2,363,083	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	$2,363,083
	TOTAL SHORT TERM INVESTMENTS (Cost $8,977,391)	$8,977,391
	TOTAL INVESTMENTS (Cost $35,228,475) - 103.2% (c)	$35,988,709
	Liabilities in Excess of Other Assets - (3.2)%	(1,114,211)
	TOTAL NET ASSETS - 100.0%	$34,874,498

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $24,918,973.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Industrials Select Sector Index	5.9200% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	14,318	$17,058,726	$310,575
Total return of Industrials Select Sector Index	5.9700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	14,343	16,597,959	742,835
Total return of Industrials Select Sector Index	5.9700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	34,690	39,099,752	2,775,336
					$72,756,437	$3,828,746

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 83.0%
Administrative and Support Services - 3.7%
16,514	Royalty Pharma PLC ADR (United Kingdom)	$457,438
Ambulatory Health Care Services - 8.1%
6,785	Axsome Therapeutics, Inc. (a)	500,462
3,961	Fulcrum Therapeutics, Inc. (a)	28,242
40,909	Viatris, Inc.	473,317
		1,002,021
Chemical Manufacturing - 58.6%
5,356	Amphastar Pharmaceuticals, Inc. (a)	220,935
1,006	ANI Pharmaceuticals, Inc. (a)	66,396
9,324	Bristol-Myers Squibb Co.	409,697
9,858	Cassava Sciences, Inc. (a)(b)	218,355
8,876	Catalent, Inc. (a)	495,725
3,204	Collegium Pharmaceutical, Inc. (a)	118,324
15,385	Corcept Therapeutics, Inc. (a)	358,778
30,490	Elanco Animal Health, Inc. (a)	401,248
658	Eli Lilly and Company	513,964
4,094	Evolus, Inc. (a)	48,186
4,110	Harmony Biosciences Holdings, Inc. (a)	127,040
7,239	Innoviva, Inc. (a)	109,381
7,432	Intra-Cellular Therapies, Inc. (a)	533,692
4,267	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	472,570
1,171	Ligand Pharmaceuticals, Inc. (a)	81,841
4,705	Marinus Pharmaceuticals, Inc. (a)	6,634
4,061	Merck & Co., Inc.	524,762
27,184	Organon & Co.	505,894
4,837	Pacira BioSciences, Inc. (a)	126,971
16,323	Perrigo Co. PLC ADR (Ireland)	533,109
18,426	Pfizer, Inc.	472,074
4,979	Pliant Therapeutics, Inc. (a)	58,852
2,123	Prestige Consumer Healthcare, Inc. (a)	152,347
17,130	Revance Therapeutics, Inc. (a)	61,839
3,083	Supernus Pharmaceuticals, Inc. (a)	92,798
4,334	Theravance Biopharma, Inc. ADR (a)	36,579
20,974	Xeris Biopharma Holdings, Inc. (a)	36,705
2,753	Zoetis, Inc.	438,388
		7,223,084
Computer and Electronic Product Manufacturing - 0.3%
7,691	Ocular Therapeutix, Inc. (a)	36,455
Merchant Wholesalers, Nondurable Goods - 2.9%
14,970	Amneal Pharmaceuticals, Inc. (a)	90,569
52,603	Amylxy Pharmaceuticals, Inc. (a)	95,211
5,403	Tarsus Pharmaceuticals, Inc. (a)	169,816
		355,596
Miscellaneous Manufacturing - 5.4%
11,966	EyePoint Pharmaceuticals, Inc. (a)	210,602
3,144	Johnson & Johnson	454,591
		665,193
Shares		Fair Value
Professional, Scientific, and Technical Services - 4.0%
7,994	Arvinas, Inc. (a)	$253,969
8,127	Liquidia Corp. (a)	104,432
6,300	Longboard Pharmaceuticals, Inc. (a)	134,190
		492,591
	TOTAL COMMON STOCKS (Cost $10,583,690)	$10,232,378
SHORT TERM INVESTMENTS - 24.7%
Money Market Funds - 24.7%
1,685,851	Dreyfus Government Cash Management Institutional Shares, 5.20% (c)(d)	$1,685,851
880,595	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (c)	880,595
477,741	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (c)	477,741
	TOTAL SHORT TERM INVESTMENTS (Cost $3,044,187)	$3,044,187
	TOTAL INVESTMENTS (Cost $13,627,877) - 107.7% (e)	$13,276,565
	Liabilities in Excess of Other Assets - (7.7)%	(946,877)
	TOTAL NET ASSETS - 100.0%	$12,329,688

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2024.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,566,462.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P Pharmaceuticals Select Industry Index	5.9600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	2,728	$12,494,383	$(185,879)
Total return of S&P Pharmaceuticals Select Industry Index	5.9700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	1,857	8,486,917	(132,144)
Total return of S&P Pharmaceuticals Select Industry Index	5.9700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	1,264	6,177,288	(427,371)
					$27,158,588	$(745,394)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Real Estate Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 79.8%
Accommodation - 1.2%
37,275	Host Hotels & Resorts, Inc.	$703,379
Administrative and Support Services - 2.0%
15,431	Iron Mountain, Inc.	1,196,211
Professional, Scientific, and Technical Services - 2.5%
11,165	Extra Space Storage, Inc.	1,499,236
Real Estate - 63.4%
8,322	Alexandria Real Estate Equities, Inc.	964,270
24,628	American Tower Corp.	4,225,180
7,488	AvalonBay Communities, Inc.	1,419,500
7,634	Boston Properties, Inc.	472,468
5,636	Camden Property Trust	561,796
15,707	CBRE Group, Inc. Class A (a)	1,364,781
22,910	Crown Castle, Inc.	2,148,500
16,001	Digital Realty Trust, Inc.	2,220,619
18,234	Equity Residential	1,174,270
3,390	Essex Property Trust, Inc.	834,787
3,881	Federal Realty Investment Trust	404,284
37,401	Healthpeak Properties, Inc.	696,033
30,385	Invitation Homes, Inc.	1,039,167
35,187	Kimco Realty Corp.	655,534
6,167	Mid-America Apartment Communities, Inc.	801,710
48,807	Prologis, Inc.	4,980,754
8,359	Public Storage	2,168,743
43,938	Realty Income Corp.	2,352,441
8,677	Regency Centers Corp.	513,852
17,220	Simon Property Group, Inc.	2,419,927
15,989	UDR, Inc.	608,861
21,257	Ventas, Inc.	941,260
54,646	VICI Properties, Inc.	1,560,143
29,235	Welltower, Inc.	2,785,511
38,550	Weyerhaeuser Co.	1,163,053
		38,477,444
Telecommunications - 7.5%
4,957	Equinix, Inc.	3,524,972
5,698	SBA Communications Corp.	1,060,512
		4,585,484
Shares		Fair Value
Web Search Portals, Libraries, Archives, and Other Information Services - 3.2%
21,572	CoStar Group, Inc. (a)	$1,974,485
	TOTAL COMMON STOCKS (Cost $50,836,488)	$48,436,239
SHORT TERM INVESTMENTS - 36.9%
Money Market Funds - 36.9%
3,104,616	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$3,104,616
19,312,680	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	19,312,680
	TOTAL SHORT TERM INVESTMENTS (Cost $22,417,296)	$22,417,296
	TOTAL INVESTMENTS (Cost $73,253,784) - 116.7% (c)	$70,853,535
	Liabilities in Excess of Other Assets - (16.7)%	(10,124,269)
	TOTAL NET ASSETS - 100.0%	$60,729,266

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $60,303,133.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of Real Estate Select Sector Index	5.3700% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	468,498	$89,634,286	$(6,615,967)
Total return of Real Estate Select Sector Index	5.9500% representing 1 month SOFR rate + spread	J.P. Morgan	1/13/2025	285,310	53,144,186	(2,842,501)
					$142,778,472	$(9,458,468)
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Real Estate Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 96.2%
Money Market Funds - 96.2%
39,981,579	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$39,981,579
66,350,458	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	66,350,458
	TOTAL SHORT TERM INVESTMENTS (Cost $106,332,037) (b)	$106,332,037
	TOTAL INVESTMENTS (Cost $106,332,037) - 96.2%	$106,332,037
	Other Assets in Excess of Liabilities - 3.8%	4,157,515
	TOTAL NET ASSETS - 100.0%	$110,489,552

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $69,156,851.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.1700% representing 1 month SOFR rate + spread	Total return of Real Estate Select Sector Index	Bank of America Merrill Lynch	12/11/2024	607,598	$114,795,864	$7,408,223
5.1200% representing 1 month SOFR rate + spread	Total return of Real Estate Select Sector Index	UBS Securities LLC	12/17/2024	192,539	35,514,470	1,435,614
5.6500% representing 1 month SOFR rate + spread	Total return of Real Estate Select Sector Index	J.P. Morgan	1/13/2025	1,068,009	207,260,196	18,825,061
					$357,570,530	$27,668,898

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 75.8%
Credit Intermediation and Related Activities - 68.6%
13,885	1st Source Corp.	$688,696
36,943	Amalgamated Financial Corp.	906,581
20,325	Amerant Bancorp, Inc.	440,240
97,823	Ameris Bancorp	4,644,636
340,183	Associated Banc-Corp	7,167,656
71,201	Atlantic Union Bankshares Corp.	2,262,056
158,247	Axos Financial, Inc. (a)	8,008,881
15,963	BancFirst Corp.	1,423,421
86,253	Bank of Hawaii Corp.	4,889,683
275,914	Bank OZK	12,319,560
243,496	BankUnited, Inc.	6,508,648
46,302	Banner Corp.	2,020,156
51,140	Berkshire Hills Bancorp, Inc.	1,090,305
35,858	BOK Financial Corp.	3,181,680
119,148	Brookline Bancorp, Inc.	988,928
365,879	Cadence Bank	10,123,872
10,133	Camden National Corp.	316,352
226,897	Capitol Federal Financial, Inc.	1,082,299
68,035	Cathay General Bancorp	2,343,125
355,103	Citizens Financial Group, Inc.	12,112,563
15,734	City Holding Co.	1,589,449
10,374	Coastal Financial Corp. (a)	401,266
511,218	Columbia Banking System, Inc.	9,616,011
113,722	Commerce Bancshares, Inc.	6,218,319
71,558	Community Bank System, Inc.	3,092,737
11,081	Community Trust Bancorp, Inc.	465,513
41,767	ConnectOne Bancorp, Inc.	748,047
72,096	Customers Bancorp, Inc. (a)	3,292,624
224,167	CVB Financial Corp.	3,662,889
57,714	Dime Community Bancshares, Inc.	1,050,395
57,376	Eagle Bancorp, Inc.	1,060,882
158,647	East West Bancorp, Inc.	11,817,615
187,948	Eastern Bankshares, Inc.	2,360,627
35,586	Enterprise Financial Services Corp.	1,352,624
436,886	F.N.B. Corp.	5,828,059
33,492	FB Financial Corp.	1,227,482
36,052	First Bancorp	1,096,341
277,567	First BanCorp ADR	4,788,031
31,246	First Bancshares, Inc.	748,029
39,369	First Busey Corp.	879,503
122,521	First Commonwealth Financial Corp.	1,616,052
84,943	First Financial Bancorp	1,878,090
110,765	First Financial Bankshares, Inc.	3,274,213
10,914	First Financial Corp.	397,379
171,478	First Hawaiian, Inc.	3,616,471
814,105	First Horizon National Corp.	12,146,447
56,650	First Merchants Corp.	1,893,243
41,983	Flushing Finanicial Corp.	462,653
254,268	Fulton Financial Corp.	4,208,135
157,847	Glacier Bancorp, Inc.	5,710,904
7,182	Great Southern Bancorp, Inc.	369,155
114,777	Hancock Whitney Corp.	5,209,728
62,751	Hanmi Financial Corp. Class A	960,090
34,196	HarborOne Bancorp, Inc.	346,406
48,168	Heartland Financial USA, Inc.	2,028,354
85,292	Heritage Commerce Corp.	677,218
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
45,791	Heritage Financial Corp.	$812,332
79,068	Hilltop Holdings, Inc.	2,313,530
180,515	Hope Bancorp, Inc.	1,808,760
40,385	Horizon Bancorp, Inc.	463,620
902,751	Huntington Bancshares, Inc.	12,160,056
65,787	Independent Bank Corp. (Massachusetts)	3,305,139
19,481	Independent Bank Corp. (Michigan)	483,324
54,176	Independent Bank Group, Inc.	2,017,514
49,499	International Bancshares Corp.	2,754,619
102,906	Kearny Financial Corp.	555,692
56,148	Lakeland Bancorp, Inc.	684,444
25,178	Lakeland Financial Corp.	1,479,711
42,436	Live Oak Bancshares, Inc.	1,371,532
85,380	M&T Bank Corp.	12,328,018
16,652	Mercantile Bank Corp.	600,804
41,103	Meta Financial Group, Inc.	2,070,358
14,102	Midland States Bancorp, Inc.	308,834
45,526	NBT Bancorp, Inc.	1,593,865
3,563,486	New York Community Bancorp, Inc.	9,443,238
8,361	Nicolet Bankshares, Inc. (a)	639,867
180,871	Northwest Bancshares, Inc.	1,917,233
75,610	OceanFirst Financial Corp.	1,116,004
52,458	OFG Bancorp ADR	1,894,258
463,476	Old National Bancorp	7,665,893
43,000	Old Second Bancorp, Inc.	589,100
23,844	Origin Bancorp, Inc.	708,167
131,419	Pacific Premier Bancorp, Inc.	2,825,509
10,933	Park National Corp.	1,439,985
19,953	Peapack-Gladstone Financial Corp.	446,548
29,507	Peoples Bancorp, Inc.	856,883
110,828	Pinnacle Financial Partners, Inc.	8,500,508
89,922	Popular, Inc. ADR	7,642,471
19,757	Preferred Bank	1,495,407
32,170	Premier Financial Corp.	623,455
146,395	Prosperity Bancshares, Inc.	9,072,098
150,385	Provident Financial Services, Inc.	2,207,652
618,950	Regions Financial Corp.	11,927,167
56,518	Renasant Corp.	1,642,413
40,211	S&T Bancorp, Inc.	1,212,362
53,627	Sandy Spring Bancorp, Inc.	1,096,672
106,265	Seacoast Banking Corp. of Florida	2,451,534
119,158	Simmons First National Corp.	2,036,410
29,621	Southside Bancshares, Inc.	789,696
37,576	Stellar Bancorp, Inc.	834,187
307,445	Synovus Financial Corp.	11,003,457
110,486	Texas Capital Bancshares, Inc. (a)	6,341,896
78,997	TFS Financial Corp.	948,754
122,916	The Bancorp, Inc. (a)	3,680,105
16,924	Tompkins Financial Corp.	744,318
52,497	Towne Bank	1,358,097
22,044	TriCo Bancshares	766,470
34,128	Triumph Financial, Inc. (a)	2,401,246
325,511	Truist Financial Corp.	12,222,938

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Credit Intermediation and Related Activities (continued)
18,916	TrustCo Bank Corp. NY	$503,544
65,667	Trustmark Corp.	1,943,743
50,155	UMB Financial Corp.	3,995,347
153,427	United Bankshares, Inc.	4,980,240
153,366	United Community Banks, Inc.	3,869,424
26,979	Univest Financial Corp.	563,052
1,080,465	Valley National Bancorp	7,574,060
79,490	WaFd, Inc.	2,153,384
23,508	Washington Trust Bancorp, Inc.	598,514
250,301	Webster Financial Corp.	10,970,693
44,744	WesBanco, Inc.	1,208,088
36,038	Westamerica Bancorp	1,677,569
202,074	Western Alliance Bancorp	11,483,865
86,250	Wintrust Financial Corp.	8,335,200
70,176	WSFS Financial Corp.	2,998,620
288,520	Zions Bancorp	11,765,846
		430,885,658
Management of Companies and Enterprises - 7.0%
504,340	Banc of California, Inc.	6,904,415
25,724	Byline Bancorp, Inc.	557,439
35,874	Central Pacific Financial Corp.	715,328
18,804	Colmombia Financial, Inc. (a)	312,146
87,714	Cullen/Frost Bankers, Inc.	9,152,079
175,480	First Foundation, Inc.	961,630
170,854	First Interstate BancSystem, Inc.	4,561,802
243,701	Home Bancshares, Inc.	5,770,840
29,296	Metropolitan Bank Holding Corp. (a)	1,163,051
39,707	National Bank Holdings Corp.	1,299,610
43,013	ServisFirst Bancshares, Inc.	2,536,047
97,159	South State Corp.	7,354,936
17,304	Stock Yards Bancorp, Inc.	770,893
94,176	Veritex Holdings, Inc.	1,834,548
		43,894,764
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.2%
37,602	CrossFirst Bankshares, Inc. (a)	454,232
11,238	QCR Holdings, Inc.	617,641
		1,071,873
	TOTAL COMMON STOCKS (Cost $480,988,969)	$475,852,295
Shares		Fair Value
SHORT TERM INVESTMENTS - 34.0%
Money Market Funds - 34.0%
72,513,570	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$72,513,570
21,268,717	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	21,268,717
37,826,533	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	37,826,533
81,938,622	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	81,938,622
	TOTAL SHORT TERM INVESTMENTS (Cost $213,547,442)	$213,547,442
	TOTAL INVESTMENTS (Cost $694,536,411) - 109.8% (c)	$689,399,737
	Liabilities in Excess of Other Assets - (9.8)%	(61,655,254)
	TOTAL NET ASSETS - 100.0%	$627,744,483

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $553,260,601.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P Regional Banks Select Industry Index	5.8700% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	220,000	$327,453,977	$(5,633,854)
Total return of S&P Regional Banks Select Industry Index	6.0700% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	180,000	288,373,328	(25,394,789)
Total return of S&P Regional Banks Select Industry Index	5.9700% representing 1 month SOFR rate + spread	Societe Generale	12/16/2024	45,000	75,636,450	(10,131,835)
Total return of S&P Regional Banks Select Industry Index	5.8700% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	64,137	97,158,576	(3,416,161)
Total return of S&P Regional Banks Select Industry Index	5.8600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	80,782	121,714,810	(2,866,897)
Total return of S&P Regional Banks Select Industry Index	6.0700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	115,077	172,356,145	(3,408,420)
Total return of S&P Regional Banks Select Industry Index	6.0200% representing 1 month SOFR rate + spread	Barclays	12/23/2024	248,064	374,641,519	(9,912,234)
					$1,457,334,805	$(60,764,190)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 74.5%
Administrative and Support Services - 1.1%
24,823	Revolve Group, Inc. (a)	$494,226
Building Material and Garden Equipment and Supplies Dealers - 1.2%
2,040	Tractor Supply Co.	557,083
Clothing, Clothing Accessories, Shoe, and Jewelry Retailers - 18.8%
4,308	Abercrombie & Fitch Co. Class A (a)	523,508
7,280	Academy Sports & Outdoors, Inc.	424,424
22,930	American Eagle Outfitters, Inc.	556,282
11,420	Bath & Body Works, Inc.	518,696
5,724	Boot Barn Holdings, Inc. (a)	609,434
10,477	Caleres, Inc.	385,868
40,505	Designer Brands, Inc.	376,292
21,120	Foot Locker, Inc.	440,352
24,431	Gap, Inc.	501,324
4,452	Genesco, Inc. (a)	112,680
19,917	Guess?, Inc.	533,377
29,958	Nordstrom, Inc.	569,502
3,505	Ross Stores, Inc.	454,073
5,416	Shoe Carnival, Inc.	181,111
5,271	Signet Jewelers Ltd. ADR	516,716
13,387	The Buckle, Inc.	500,540
5,330	TJX Companies, Inc.	501,500
12,319	Urban Outfitters, Inc. (a)	479,948
28,206	Victoria's Secret & Co. (a)	496,990
		8,682,617
Food and Beverage Retailers - 5.3%
24,501	Albertsons Companies, Inc. Class A	499,820
19,711	Grocery Outlet Holding Corp. (a)	511,895
2,674	Ingles Markets, Inc.	191,859
9,131	Kroger Co.	505,675
8,068	Sprouts Farmers Market, Inc. (a)	532,730
3,152	Weis Markets, Inc.	198,986
		2,440,965
Food Services and Drinking Places - 1.2%
1,690	Casey's General Stores, Inc.	540,090
Furniture, Home Furnishings, Electronics, and Appliance Retailers - 1.9%
6,504	Best Buy Co., Inc.	478,955
34,888	GameStop Corp. Class A (a)(b)	386,908
		865,863
General Merchandise Retailers - 16.0%
2,915	Amazon.com, Inc. (a)	510,125
6,772	BJ's Wholesale Club Holdings, Inc. (a)	505,733
2,365	Burlington Stores, Inc. (a)	425,558
704	Costco Wholesale Corp.	508,922
1,260	Dillard's, Inc. Class A	551,867
3,251	Dollar General Corp.	452,507
3,454	Dollar Tree, Inc. (a)	408,435
10,148	eBay, Inc.	523,028
7,069	Etsy, Inc. (a)	485,428
2,496	Five Below, Inc. (a)	365,265
18,741	Kohl's Corp.	448,660
Shares		Fair Value
General Merchandise Retailers (continued)
24,166	Macy's, Inc.	$445,379
5,191	PriceSmart, Inc.	418,343
3,012	Target Corp.	484,872
8,503	Walmart, Inc.	504,653
926	Winmark Corp.	332,730
		7,371,505
Health and Personal Care Retailers - 3.7%
39,807	Sally Beauty Holdings, Inc. (a)	431,906
945	Ulta Beauty, Inc. (a)	382,574
24,154	Walgreens Boots Alliance, Inc.	428,250
39,862	Warby Parker, Inc. (a)	467,980
		1,710,710
Merchant Wholesalers, Durable Goods - 0.3%
2,964	America's Car-Mart, Inc. (a)	169,659
Miscellaneous Manufacturing - 0.8%
21,467	National Vision Holdings, Inc. (a)	373,955
Motor Vehicle and Parts Dealers - 12.4%
6,994	Advance Auto Parts, Inc.	510,422
2,438	Asbury Automotive Group, Inc. (a)	512,565
3,430	AutoNation, Inc. (a)	552,745
166	AutoZone, Inc. (a)	490,762
6,250	CarMax, Inc. (a)	424,813
5,993	Carvana Co. (a)	496,940
1,948	Group 1 Automotive, Inc.	572,751
9,990	MarineMax, Inc. (a)	246,453
1,226	Murphy USA, Inc.	507,343
473	O'Reilly Automotive, Inc. (a)	479,272
3,357	Penske Automotive Group, Inc.	513,319
6,887	Sonic Automotive, Inc.	398,344
		5,705,729
Printing and Related Support Activities - 0.1%
9,335	Arko Corp.	40,141
Professional, Scientific, and Technical Services - 0.6%
19,037	Groupon, Inc. (a)(b)	220,068
59,167	Qurate Retail, Inc. (a)	48,605
		268,673
Rental and Leasing Services - 0.8%
12,503	Upbound Group, Inc.	387,718
Repair and Maintenance - 1.1%
11,714	Valvoline, Inc. (a)	498,079
Sporting Goods, Hobby, Musical Instrument, Book, and Miscellaneous Retailers - 8.2%
18,411	Camping World Holdings, Inc.	373,191
28,875	Chewy, Inc. (a)	432,836
2,823	Dick's Sporting Goods, Inc.	567,254
5,940	Hibbett Sports, Inc.	512,266
65,611	Leslie's, Inc. (a)	257,851
13,461	Monro Muffler Brake, Inc.	366,812
6,856	Ollie's Bargain Outlet Holdings, Inc. (a)	501,448
20,287	Savers Value Village, Inc. (a)(b)	335,141
8,506	The ODP Corp. (a)	433,040
		3,779,839

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Truck Transportation - 1.0%
1,772	Lithia Motors, Inc. Class A	$450,761
	TOTAL COMMON STOCKS (Cost $33,417,537)	$34,337,613
SHORT TERM INVESTMENTS - 31.3%
Money Market Funds - 31.3%
10,252,140	Dreyfus Government Cash Management Institutional Shares, 5.20% (c)(d)	$10,252,140
4,201,145	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (c)	4,201,145
	TOTAL SHORT TERM INVESTMENTS (Cost $14,453,285)	$14,453,285
	TOTAL INVESTMENTS (Cost $47,870,822) - 105.8% (e)	$48,790,898
	Liabilities in Excess of Other Assets - (5.8)%	(2,677,098)
	TOTAL NET ASSETS - 100.0%	$46,113,800

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2024.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $36,586,272.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Retail Select Industry® Index	5.8200% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	5,547	$39,450,375	$1,953,577
Total return of S&P Retail Select Industry® Index	5.9100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	2,810	21,010,878	136,924
Total return of S&P Retail Select Industry® Index	5.9200% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	5,361	40,093,698	(217,882)
					$100,554,951	$1,872,619

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 74.9%
Accommodation - 2.4%
2,812	Airbnb, Inc. (a)	$445,899
12,698	Caesars Entertainment Inc. (a)	454,842
8,180	MGM Resorts International (a)	322,619
		1,223,360
Administrative and Support Services - 1.5%
1,393	Equifax, Inc.	306,724
3,271	Royal Caribbean Cruises Ltd. ADR (Liberia) (a)	456,730
		763,454
Air Transportation - 0.6%
24,437	American Airlines Group, Inc. (a)	330,144
Amusement, Gambling, and Recreation Industries - 0.6%
2,525	Global Payments, Inc.	309,994
Broadcasting and Content Providers - 1.4%
34,316	Paramount Global Class B	390,859
45,501	Warner Bros Discovery, Inc. (a)	334,888
		725,747
Chemical Manufacturing - 2.3%
3,837	Albemarle Corp.	461,629
5,841	Catalent, Inc. (a)	326,220
2,423	Celanese Corp.	372,197
		1,160,046
Computer and Electronic Product Manufacturing - 15.6%
2,852	Advanced Micro Devices, Inc. (a)	451,700
2,484	Alphabet, Inc. Class C (a)	408,966
1,383	Arista Networks, Inc. (a)	354,822
303	Broadcom, Inc.	393,982
4,474	Enphase Energy, Inc. (a)	486,592
656	IDEXX Laboratories, Inc. (a)	323,251
2,575	Illumina, Inc. (a)	316,854
8,232	Intel Corp.	250,829
4,799	Microchip Technology, Inc.	441,412
783	Monolithic Power Systems, Inc.	524,085
701	NVIDIA Corp.	605,678
1,782	NXP Semiconductors NV ADR (Netherlands)	456,531
5,760	ON Semiconductor Corp. (a)	404,122
2,387	Qualcomm, Inc.	395,884
3,590	Skyworks Solutions, Inc.	382,658
4,286	Teradyne, Inc.	498,547
6,285	Trimble, Inc. (a)	377,540
5,745	Western Digital Corp. (a)	406,918
1,713	Zebra Technologies Corp. Class A (a)	538,841
		8,019,212
Credit Intermediation and Related Activities - 11.1%
2,502	Capital One Financial Corp.	358,862
14,683	Citizens Financial Group, Inc.	500,837
11,584	Comerica, Inc.	581,169
3,072	Discover Financial Services	389,315
12,193	Fifth Third Bancorp	444,557
30,859	Huntington Bancshares, Inc.	415,671
36,922	KeyCorp	535,000
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
2,815	M&T Bank Corp.	$406,458
4,326	Northern Trust Corp.	356,419
22,094	Regions Financial Corp.	425,751
8,481	Synchrony Financial	372,994
12,912	Truist Financial Corp.	484,846
11,121	U.S. Bancorp	451,846
		5,723,725
Electrical Equipment, Appliance, and Component Manufacturing - 1.8%
4,198	Generac Holdings, Inc. (a)	570,760
1,281	Rockwell Automation, Inc.	347,100
		917,860
Fabricated Metal Product Manufacturing - 1.5%
4,578	Pentair PLC ADR (Ireland)	362,074
4,325	Stanley Black & Decker, Inc.	395,305
		757,379
Funds, Trusts, and Other Financial Vehicles - 0.8%
3,546	T. Rowe Price Group, Inc.	388,535
General Merchandise Retailers - 1.5%
2,201	Amazon.com, Inc. (a)	385,175
5,814	Etsy, Inc. (a)	399,247
		784,422
Machinery Manufacturing - 1.7%
2,294	Applied Materials, Inc.	455,703
478	Lam Research Corp.	427,528
		883,231
Management of Companies and Enterprises - 2.0%
34,943	Carnival Corp. ADR (Panama) (a)	517,855
27,553	Norwegian Cruise Line Holdings Ltd. ADR (a)	521,303
		1,039,158
Merchant Wholesalers, Durable Goods - 3.2%
2,380	Builders FirstSource, Inc. (a)	435,112
692	KLA-Tencor Corp.	476,989
3,551	Mohawk Industries, Inc. (a)	409,501
952	Pool Corp.	345,128
		1,666,730
Mining (except Oil and Gas) - 0.9%
9,347	Freeport-McMoRan Copper & Gold, Inc.	466,789
Miscellaneous Manufacturing - 3.0%
1,764	Align Technology, Inc. (a)	498,119
2,341	Estee Lauder Companies, Inc. Class A	343,448
6,544	Hasbro, Inc.	401,147
831	Intuitive Surgical, Inc. (a)	307,985
		1,550,699
Motor Vehicle and Parts Dealers - 0.7%
5,201	CarMax, Inc. (a)	353,512
Professional, Scientific, and Technical Services - 4.7%
1,554	Charles River Laboratories International, Inc. (a)	355,866
1,319	EPAM Systems, Inc. (a)	310,308

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Professional, Scientific, and Technical Services (continued)
1,540	IQVIA Holdings, Inc. (a)	$356,926
9,321	Match Group, Inc. (a)	287,273
965	Meta Platforms, Inc.	415,114
1,911	Paycom Software, Inc.	359,230
488	ServiceNow, Inc. (a)	338,345
		2,423,062
Publishing Industries - 4.4%
688	Adobe, Inc. (a)	318,427
959	Ansys, Inc. (a)	311,560
1,483	Autodesk, Inc. (a)	315,657
1,091	Cadence Design Systems, Inc. (a)	300,712
5,660	Dayforce, Inc. (a)	347,354
593	Intuit, Inc.	370,993
15,439	NortonLifeLock, Inc.	310,941
		2,275,644
Real Estate - 2.2%
2,962	Alexandria Real Estate Equities, Inc.	343,207
6,661	Boston Properties, Inc.	412,249
4,158	CBRE Group, Inc. Class A (a)	361,289
		1,116,745
Rental and Leasing Services - 0.9%
654	United Rentals, Inc.	436,866
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 3.4%
5,608	Charles Schwab Corp.	414,711
13,351	Franklin Resources, Inc.	304,937
25,069	Invesco Ltd. ADR (a)	355,228
571	MSCI, Inc. Class A	265,966
3,465	The Blackstone Group, Inc.	404,054
		1,744,896
Support Activities for Transportation - 0.7%
2,522	Expedia, Inc. (a)	339,537
Telecommunications - 0.9%
6,550	PayPal Holdings, Inc. (a)	444,876
Transit and Ground Passenger Transportation - 0.7%
5,026	Uber Technologies, Inc. (a)	333,073
Transportation Equipment Manufacturing - 2.9%
4,220	Aptiv PLC ADR (United Kingdom) (a)	299,620
27,002	Ford Motor Co.	328,075
8,608	General Motors Co.	383,314
2,708	Tesla, Inc. (a)	496,322
		1,507,331
Utilities - 1.5%
20,303	AES Corp.	363,424
2,349	First Solar, Inc. (a)	414,129
		777,553
	TOTAL COMMON STOCKS (Cost $37,703,552)	$38,463,580
Shares		Fair Value
SHORT TERM INVESTMENTS - 30.1%
Money Market Funds - 30.1%
9,207,186	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$9,207,186
440,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	440,000
5,824,901	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	5,824,901
	TOTAL SHORT TERM INVESTMENTS (Cost $15,472,087)	$15,472,087
	TOTAL INVESTMENTS (Cost $53,175,639) - 105.0% (c)	$53,935,667
	Liabilities in Excess of Other Assets - (5.0)%	(2,599,543)
	TOTAL NET ASSETS - 100.0%	$51,336,124

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $34,639,980.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® High Beta Index	5.9600% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	438	$8,259,625	$98,218
Total return of S&P 500® High Beta Index	5.7400% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	2,045	38,170,396	796,985
Total return of S&P 500® High Beta Index	5.8900% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	2,228	42,685,205	(338,909)
Total return of S&P 500® High Beta Index	5.8700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	1,267	24,207,198	19,896
					$113,322,424	$576,190

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P 500® High Beta Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 100.9%
Money Market Funds - 100.9%
16,607,606	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$16,607,606
11,511,045	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (a)	11,511,045
10,478,378	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	10,478,378
	TOTAL SHORT TERM INVESTMENTS (Cost $38,597,029) (b)	$38,597,029
	TOTAL INVESTMENTS (Cost $38,597,029) - 100.9%	$38,597,029
	Liabilities in Excess of Other Assets - (0.9)%	(333,047)
	TOTAL NET ASSETS - 100.0%	$38,263,982

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $24,379,783.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.3700% representing 1 month SOFR rate + spread	Total return of S&P 500® High Beta Index	Bank of America Merrill Lynch	12/11/2024	1,321	$23,615,107	$(1,544,790)
5.7500% representing 1 month SOFR rate + spread	Total return of S&P 500® High Beta Index	J.P. Morgan	12/16/2024	924	18,251,860	438,452
5.5200% representing 1 month SOFR rate + spread	Total return of S&P 500® High Beta Index	UBS Securities LLC	12/17/2024	761	14,678,279	52,453
5.6100% representing 1 month SOFR rate + spread	Total return of S&P 500® High Beta Index	Barclays	12/23/2024	2,933	57,344,724	1,056,688
					$113,889,970	$2,803

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 66.3%
Administrative and Support Services - 0.4%
150,969	Day One Biopharmaceuticals, Inc. (a)	$2,581,571
171,902	Tango Therapeutics, Inc. (a)	1,323,645
		3,905,216
Ambulatory Health Care Services - 2.2%
87,160	ARS Pharmaceuticals, Inc. (a)	758,292
285,015	CareDx, Inc. (a)	2,211,716
93,379	Keros Therapeutics, Inc. (a)	5,265,642
80,458	Natera, Inc. (a)	7,472,939
136,554	Vera Therapeutics, Inc. (a)	5,395,249
		21,103,838
Apparel Manufacturing - 0.4%
387,478	Sana Biotechnology, Inc. (a)	3,487,302
Chemical Manufacturing - 42.9%
360,932	89bio, Inc. (a)	3,071,531
40,057	AbbVie, Inc.	6,514,871
305,673	Acadia Pharmaceuticals Inc. (a)	5,107,796
533,062	ADMA Biologics, Inc. (a)	3,475,564
172,829	Agios Pharmaceuticals, Inc. (a)	5,616,943
244,956	Alkermes PLC ADR (Ireland) (a)	6,011,220
47,821	Alnylam Pharmaceuticals, Inc. (a)	6,883,833
183,314	Alpine Immune Sciences, Inc. (a)	11,840,251
689,604	Altimmune, Inc. (a)(b)	4,516,906
26,175	Amgen, Inc.	7,170,380
582,523	Amicus Therapeutics, Inc. (a)	5,819,405
99,033	Arcellx, Inc. (a)	4,953,631
122,343	Arcturus Therapeutics Holdings, Inc. (a)	3,128,311
265,388	Arcus Biosciences, Inc. (a)	4,041,859
642,592	Arcutis Biotherapeutics, Inc. (a)	5,346,365
122,301	Astria Therapeutics, Inc. (a)	1,122,723
410,646	Avid Bioservices, Inc. (a)	3,133,229
190,918	Beam Therapeutics, Inc. (a)	4,051,280
1,226,474	BioCryst Pharmaceuticals, Inc. (a)	5,065,338
32,094	Biogen, Inc. (a)	6,894,433
123,593	Biohaven Ltd. ADR (a)	4,795,408
83,367	BioMarin Pharmaceutical, Inc. (a)	6,732,719
373,747	Biomea Fusion, Inc. (a)(b)	4,014,043
77,626	Blueprint Medicines Corp. (a)	7,090,359
247,235	BridgeBio Pharma, Inc. (a)	6,334,161
423,044	Caribou Biosciences, Inc. (a)	1,535,650
380,314	Catalyst Pharmaceuticals, Inc. (a)	5,723,726
149,553	Celldex Therapeutics, Inc. (a)	5,596,273
550,704	Cogent Biosciences, Inc. (a)	3,579,576
169,426	Crinetics Pharmaceuticals, Inc. (a)	7,424,247
170,510	Deciphera Pharmaceuticals, Inc. (a)	4,308,788
339,799	Denali Therapeutics, Inc. (a)	5,246,497
1,883,893	Geron Corp. (a)	7,403,700
Shares		Fair Value
Chemical Manufacturing (continued)
95,386	Gilead Sciences, Inc.	$6,219,167
171,693	Halozyme Therapeutics, Inc. (a)	6,541,503
1,023,817	ImmunityBio, Inc. (a)(b)	8,180,298
119,377	Incyte Corp. (a)	6,213,573
257,545	Insmed, Inc. (a)	6,366,512
239,071	Intellia Therapeutics, Inc. (a)	5,116,119
162,875	Ionis Pharmaceuticals, Inc. (a)	6,720,223
795,227	Ironwood Pharmaceuticals, Inc. (a)	6,163,009
110,056	Kiniksa Pharmaceuticals, Ltd. ADR (a)	2,060,248
41,703	Krystal Biotech, Inc. (a)	6,385,563
275,565	MacroGenics, Inc. (a)	4,072,851
28,069	Madrigal Pharmaceuticals, Inc. (a)	5,726,637
571,999	MannKind Corp. (a)	2,350,916
287,856	Mersana Therapeutics, Inc. (a)	912,504
208,034	Mirum Pharmaceuticals, Inc. (a)	5,223,734
172,507	Morphic Holding, Inc. (a)	4,704,266
194,704	Myriad Genetics, Inc. (a)	3,810,357
51,460	Neurocrine Biosciences, Inc. (a)	7,077,808
1,314,672	Novavax, Inc. (a)(b)	5,692,530
230,264	Olema Pharmaceuticals, Inc. (a)	2,341,785
86,843	ORIC Pharmaceuticals, Inc. (a)	766,824
237,089	Prothena Corp. PLC ADR (Ireland) (a)	4,822,390
229,945	PTC Therapeutics, Inc. (a)	7,392,732
7,396	Regeneron Pharmaceuticals, Inc. (a)	6,587,321
140,529	REGENXBIO, Inc. (a)	2,157,120
501,661	Replimune Group, Inc. (a)	3,185,547
170,832	Rhythm Pharmaceuticals, Inc. (a)	6,792,280
257,087	Rocket Pharmaceuticals, Inc. (a)	5,532,512
670,870	Roivant Sciences Ltd. ADR (Ireland) (a)	7,312,483
306,610	Sage Therapeutics, Inc. (a)	4,274,143
57,612	Sarepta Therapeutics, Inc. (a)	7,297,136
270,144	Scholar Rock Holding Corp. (a)	3,963,012
82,938	Soleno Therapeutics, Inc. (a)	3,704,011
140,299	SpringWorks Therapeutics, Inc. (a)	6,550,560
508,069	Summit Therapeutics, Inc. (a)(b)	1,996,711
291,614	Syndax Pharmaceuticals, Inc. (a)	6,161,804
426,995	TG Therapeutics, Inc. (a)	5,832,752
465,052	Travere Therapeutics, Inc. (a)	2,571,738
190,710	Twist Bioscience Corp. (a)	5,955,873
141,790	Ultragenyx Pharmaceutical, Inc. (a)	6,031,747
29,480	United Therapeutics Corp. (a)	6,908,048
241,079	Veracyte, Inc. (a)	4,717,916
134,669	Vericel Corp. (a)	6,177,267
17,320	Vertex Pharmaceuticals, Inc. (a)	6,803,469
319,465	Viridian Therapeutics, Inc. (a)	4,236,106
179,208	Xencor, Inc. (a)	3,752,616
		406,914,737

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
Hospitals - 0.6%
84,900	Nuvalent, Inc. (a)	$5,847,912
Merchant Wholesalers, Durable Goods - 0.7%
269,070	Dyne Therapeutics, Inc. (a)	6,810,161
Merchant Wholesalers, Nondurable Goods - 3.1%
229,790	Akero Therapeutics, Inc. (a)	4,570,523
40,315	Avita Medical, Inc. (a)	338,646
651,358	C4 Therapeutics, Inc. (a)	4,103,555
276,913	Cabaletta Bio, Inc. (a)	2,947,739
186,895	Protagonist Therapeutics, Inc. (a)	4,692,934
362,576	Relay Therapeutics, Inc. (a)	2,363,996
99,821	Viking Therapeutics, Inc. (a)	7,943,755
232,838	Zentalis Pharmaceuticals, Inc. (a)	2,575,188
		29,536,336
Miscellaneous Manufacturing - 0.2%
225,231	MiMedx Group, Inc. (a)	1,387,423
Professional, Scientific, and Technical Services - 13.5%
121,536	4D Molecular Therapeutics, Inc. (a)	2,908,357
215,351	Alector, Inc. (a)	1,093,983
613,905	Allogene Therapeutics, Inc. (a)	1,694,378
70,853	AnaptysBio, Inc. (a)	1,724,562
523,433	Anavex Life Sciences Corp. (a)(b)	1,910,530
116,268	Apellis Pharmaceuticals, Inc. (a)	5,137,883
51,669	Apogee Therapeutics, Inc. (a)	2,598,951
824,506	Ardelyx, Inc. (a)	5,276,838
214,197	Arrowhead Pharmaceuticals, Inc. (a)	4,845,136
157,015	Avidity Biosciences, Inc. (a)	3,788,772
37,180	CARGO Therapeutics, Inc. (a)(b)	710,138
90,788	Crispr Therapeutics AG ADR (Switzerland) (a)	4,810,856
75,835	Cullinan Therapeutics, Inc. (a)	2,048,303
108,974	Cytokinetics, Inc. (a)	6,682,286
545,277	Dynavax Technologies Corp. (a)	6,199,800
629,638	Editas Medicine, Inc. (a)	3,280,414
119,342	Exact Sciences Corp. (a)	7,082,948
322,599	Exelixis, Inc. (a)	7,568,173
570,082	Fate Therapeutics, Inc. (a)	2,251,824
157,273	IDEAYA Biosciences, Inc. (a)	6,393,147
157,786	Inhibrx, Inc. (a)	5,371,035
243,197	Kura Oncology, Inc. (a)	4,771,525
164,750	Kymera Therapeutics, Inc. (a)	5,538,895
69,547	Moderna, Inc. (a)	7,671,730
165,186	Nurix Therapeutics, Inc. (a)	1,985,536
640,303	Recursion Pharmaceuticals, Inc. (a)(b)	5,007,169
222,169	Revolution Medicines, Inc. (a)	8,282,460
98,574	Vaxcyte, Inc. (a)	5,968,656
337,189	Verve Therapeutics, Inc. (a)	2,026,506
343,246	Vir Biotechnology, Inc. (a)	2,903,861
93,149	Voyager Therapeutics, Inc. (a)	728,425
		128,263,077
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 1.7%
173,690	Cerevel Therapeutics Holdings, Inc. (a)	$7,418,300
80,364	Disc Medicine, Inc. (a)	2,237,333
226,093	Immunovant, Inc. (a)	6,203,992
620,131	Scilex Holding Co. (a)(b)	529,096
		16,388,721
Support Activities for Transportation - 0.6%
456,372	Iovance Biotherapeutics, Inc. (a)	5,376,062
	TOTAL COMMON STOCKS (Cost $633,956,478)	$629,020,785
SHORT TERM INVESTMENTS - 44.1%
Money Market Funds - 44.1%
284,733,285	Dreyfus Government Cash Management Institutional Shares, 5.20% (c)(d)	$284,733,285
18,470,000	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (c)	18,470,000
8,540,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (c)	8,540,000
106,903,532	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (c)	106,903,532
	TOTAL SHORT TERM INVESTMENTS (Cost $418,646,817)	$418,646,817
	TOTAL INVESTMENTS (Cost $1,052,603,295) - 110.4% (e)	$1,047,667,602
	Liabilities in Excess of Other Assets - (10.4)%	(98,588,679)
	TOTAL NET ASSETS - 100.0%	$949,078,923

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2024.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $796,088,608.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Biotechnology Select Industry Index	5.8200% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	61,129	$381,717,857	$13,841,260
Total return of S&P Biotechnology Select Industry Index	5.8700% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	37,527	234,699,903	7,982,507
Total return of S&P Biotechnology Select Industry Index	5.8200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	64,102	404,527,722	10,165,989
Total return of S&P Biotechnology Select Industry Index	5.7100% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	32,629	230,934,526	(19,565,291)
Total return of S&P Biotechnology Select Industry Index	5.8700% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	55,572	388,887,387	(27,685,221)
Total return of S&P Biotechnology Select Industry Index	6.0100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	55,710	370,276,573	(8,368,113)
Total return of S&P Biotechnology Select Industry Index	6.2700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	30,234	201,339,570	(5,530,865)
					$2,212,383,538	$(29,159,734)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 82.5%
Money Market Funds - 82.5%
30,432,071	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$30,432,071
7,421,595	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	7,421,595
9,760,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (a)	9,760,000
36,576,759	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	36,576,759
	TOTAL SHORT TERM INVESTMENTS (Cost $84,190,425) (b)	$84,190,425
	TOTAL INVESTMENTS (Cost $84,190,425) - 82.5%	$84,190,425
	Other Assets in Excess of Liabilities - 17.5%	17,864,287
	TOTAL NET ASSETS - 100.0%	$102,054,712

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $58,212,156.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.6200% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	Goldman Sachs	12/10/2024	5,697	$40,120,279	$2,892,559
5.6200% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	Bank of America Merrill Lynch	12/11/2024	6,692	48,866,429	5,162,697
5.4500% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	J.P. Morgan	12/16/2024	6,897	46,653,300	1,697,765
5.4300% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	UBS Securities LLC	12/17/2024	3,999	29,636,739	3,481,893
5.7200% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	Citibank N.A.	12/19/2024	15,908	108,592,623	4,179,929
5.8500% representing 1 month SOFR rate + spread	Total return of S&P Biotechnology Select Industry Index	Barclays	12/23/2024	7,308	56,777,968	9,206,270
					$330,647,338	$26,621,113

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 69.4%
Computer and Electronic Product Manufacturing - 57.0%
3,019,315	Advanced Micro Devices, Inc. (a)	$478,199,110
1,515,159	Analog Devices, Inc.	303,956,047
5,102,569	ASE Technology Holding Co., Ltd. ADR (Taiwan)	51,229,793
447,133	Broadcom, Inc.	581,393,626
10,534,685	Intel Corp.	320,991,852
1,069,471	Lattice Semiconductor Corp. (a)	73,365,711
4,056,423	Marvell Technology, Inc.	267,358,840
3,454,325	Microchip Technology, Inc.	317,728,814
3,208,418	Micron Technology, Inc.	362,422,897
524,415	MKS Instruments, Inc.	62,394,897
359,998	Monolithic Power Systems, Inc.	240,957,461
735,358	NVIDIA Corp.	635,364,019
1,164,551	NXP Semiconductors NV ADR (Netherlands)	298,346,321
3,340,237	ON Semiconductor Corp. (a)	234,351,028
755,487	Qorvo, Inc. (a)	88,271,101
2,874,211	Qualcomm, Inc.	476,687,894
842,705	Rambus, Inc. (a)	46,197,088
1,256,830	Skyworks Solutions, Inc.	133,965,510
2,100,845	STMicroelectronics NV ADR (Netherlands)	83,109,428
2,084,347	Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan) ADR	286,264,217
1,200,008	Teradyne, Inc.	139,584,931
1,736,652	Texas Instruments, Inc.	306,380,146
5,833,773	United Microelectronics Corp. ADR (Taiwan) (b)	44,920,052
970,417	Wolfspeed, Inc. (a)	26,230,371
		5,859,671,154
Machinery Manufacturing - 8.1%
1,441,576	Applied Materials, Inc.	286,369,072
281,398	ASML Holding NV ADR (Netherlands)	245,511,313
252,972	Axcelis Technologies, Inc. (a)	26,187,661
309,904	Lam Research Corp.	277,181,237
		835,249,283
Merchant Wholesalers, Durable Goods - 4.3%
1,176,545	Entegris, Inc.	156,386,361
426,793	KLA-Tencor Corp.	294,184,147
		450,570,508
	TOTAL COMMON STOCKS (Cost $6,282,889,781)	$7,145,490,945
Shares		Fair Value
SHORT TERM INVESTMENTS - 39.4%
Money Market Funds - 39.4%
1,318,871,402	Dreyfus Government Cash Management Institutional Shares, 5.20% (c)(d)	$1,318,871,402
1,904,260,006	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (c)	1,904,260,006
78,150,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (c)	78,150,000
238,377,347	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (c)	238,377,347
512,000,000	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 5.20% (c)	512,000,000
	TOTAL SHORT TERM INVESTMENTS (Cost $4,051,658,755)	$4,051,658,755
	TOTAL INVESTMENTS (Cost $10,334,548,536) - 108.8% (e)	$11,197,149,700
	Liabilities in Excess of Other Assets - (8.8)%	(901,367,829)
	TOTAL NET ASSETS - 100.0%	$10,295,781,871

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2024.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,065,857,026.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of ICE Semiconductor Index	6.2700% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	2,368,521	$2,666,890,268	$(95,894,165)
Total return of ICE Semiconductor Index	6.2000% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	4,024,485	4,191,920,850	163,127,274
Total return of ICE Semiconductor Index	6.1200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	3,787,274	4,308,890,403	(201,399,036)
Total return of ICE Semiconductor Index	6.0000% representing 1 month SOFR rate + spread	Societe Generale	12/16/2024	200,000	192,822,000	21,947,781
Total return of ICE Semiconductor Index	6.1100% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	1,330,363	1,372,998,901	69,379,664
Total return of ICE Semiconductor Index	6.1600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	2,361,564	2,326,847,829	224,024,975
Total return of ICE Semiconductor Index	6.2700% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	3,831,756	4,359,136,459	(197,727,164)
Total return of ICE Semiconductor Index	6.1700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	3,822,286	4,323,228,548	(167,798,184)
					$23,742,735,258	$(184,338,855)
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 100.4%
Money Market Funds - 100.4%
329,154,063	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$329,154,063
116,662,414	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	116,662,414
83,263,245	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (a)	83,263,245
159,683,354	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	159,683,354
	TOTAL SHORT TERM INVESTMENTS (Cost $688,763,076) (b)	$688,763,076
	TOTAL INVESTMENTS (Cost $688,763,076) - 100.4%	$688,763,076
	Liabilities in Excess of Other Assets - (0.4)%	(3,040,179)
	TOTAL NET ASSETS - 100.0%	$685,722,897

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $464,143,249.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.4200% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	BNP Paribas	12/4/2024	188,815	$186,576,094	$(16,794,963)
5.8500% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	Goldman Sachs	12/10/2024	459,110	517,972,541	17,945,062
5.9200% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	Bank of America Merrill Lynch	12/11/2024	391,845	423,527,365	(1,498,533)
5.8000% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	Societe Generale	12/16/2024	200,000	192,822,001	(22,095,611)
5.8200% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	J.P. Morgan	12/16/2024	107,587	115,130,563	(1,277,271)
5.7300% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	UBS Securities LLC	12/17/2024	160,318	173,506,682	(858,195)
5.9600% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	Citibank N.A.	12/19/2024	48,863	55,616,468	2,527,075
5.8200% representing 1 month SOFR rate + spread	Total return of ICE Semiconductor Index	Barclays	12/23/2024	326,120	352,817,281	(2,812,158)
					$2,017,968,995	$(24,864,594)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 76.5%
Administrative and Support Services - 0.3%
18,074	Gartner, Inc. (a)	$7,457,152
Computer and Electronic Product Manufacturing - 40.1%
374,573	Advanced Micro Devices, Inc. (a)	59,324,872
139,070	Amphenol Corp. Class A	16,795,484
114,948	Analog Devices, Inc.	23,059,718
2,475,292	Apple, Inc.	421,616,486
58,417	Arista Networks, Inc. (a)	14,987,466
75,049	Broadcom, Inc.	97,583,963
942,015	Cisco Systems, Inc.	44,255,865
31,485	Enphase Energy, Inc. (a)	3,424,309
147,767	Fortinet, Inc. (a)	9,335,919
202,152	HP, Inc.	5,678,450
980,146	Intel Corp.	29,865,049
212,112	International Business Machines Corp.	35,253,014
29,581	Jabil Circuit, Inc.	3,471,626
40,486	Keysight Technologies, Inc. (a)	5,989,499
125,269	Microchip Technology, Inc.	11,522,243
255,920	Micron Technology, Inc.	28,908,723
11,138	Monolithic Power Systems, Inc.	7,454,998
38,487	Motorola Solutions, Inc.	13,052,866
47,762	NetApp, Inc.	4,881,754
109,480	NVIDIA Corp.	94,592,910
59,754	NXP Semiconductors NV ADR (Netherlands)	15,308,377
99,054	ON Semiconductor Corp. (a)	6,949,629
22,388	Qorvo, Inc. (a)	2,615,814
258,717	Qualcomm, Inc.	42,908,214
24,772	Roper Technologies, Inc.	12,669,887
45,186	Seagate Technology Holdings PLC ADR (Ireland)	3,881,929
37,156	Skyworks Solutions, Inc.	3,960,458
11,679	Super Micro Computer, Inc. (a)	10,029,925
35,434	Teradyne, Inc.	4,121,683
210,801	Texas Instruments, Inc.	37,189,512
57,672	Trimble, Inc. (a)	3,464,357
75,172	Western Digital Corp. (a)	5,324,433
11,908	Zebra Technologies Corp. Class A (a)	3,745,780
		1,083,225,212
Electrical Equipment, Appliance, and Component Manufacturing - 0.4%
71,588	TE Connectivity Ltd. ADR (Switzerland)	10,128,270
Machinery Manufacturing - 2.4%
192,891	Applied Materials, Inc.	38,317,797
30,402	Lam Research Corp.	27,191,853
		65,509,650
Merchant Wholesalers, Durable Goods - 0.8%
31,338	KLA-Tencor Corp.	21,600,970
Shares		Fair Value
Nonmetallic Mineral Product Manufacturing - 0.2%
178,003	Corning, Inc.	$5,941,740
Professional, Scientific, and Technical Services - 6.3%
145,360	Accenture PLC Class A ADR (Ireland)	43,740,278
31,063	CDW Corp.	7,512,897
115,451	Cognizant Technology Solutions Corp. Class A	7,582,822
13,386	EPAM Systems, Inc. (a)	3,149,190
13,637	F5 Networks, Inc. (a)	2,254,332
74,628	Juniper Networks, Inc.	2,598,547
369,608	Oracle Corp.	42,042,910
73,103	Palto Alto Networks, Inc. (a)	21,264,932
47,514	ServiceNow, Inc. (a)	32,942,882
10,947	Teledyne Technologies, Inc. (a)	4,176,062
20,438	VeriSign, Inc. (a)	3,463,832
		170,728,684
Publishing Industries - 25.8%
104,801	Adobe, Inc. (a)	48,505,047
34,957	Akamai Technologies, Inc. (a)	3,528,210
20,134	Ansys, Inc. (a)	6,541,134
49,591	Autodesk, Inc. (a)	10,555,444
63,065	Cadence Design Systems, Inc. (a)	17,382,606
5,760	Fair Isaac Corp. (a)	6,527,981
301,388	Hewlett Packard Enterprise Co.	5,123,596
64,892	Intuit, Inc.	40,597,733
1,198,370	Microsoft Corp.	466,561,392
129,934	NortonLifeLock, Inc.	2,616,871
27,728	PTC, Inc. (a)	4,920,056
224,416	Salesforce, Inc.	60,354,439
35,368	Synopsys, Inc. (a)	18,765,907
9,771	Tyler Technologies, Inc. (a)	4,509,805
		696,490,221
Utilities - 0.2%
24,777	First Solar, Inc. (a)	4,368,185
	TOTAL COMMON STOCKS (Cost $2,020,549,454)	$2,065,450,084

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments, continued (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 28.8%
Money Market Funds - 28.8%
513,360,674	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$513,360,674
59,244,936	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	59,244,936
77,340,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	77,340,000
128,078,550	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	$128,078,550
	TOTAL SHORT TERM INVESTMENTS (Cost $778,024,160)	$778,024,160
	TOTAL INVESTMENTS (Cost $2,798,573,614) - 105.3% (c)	$2,843,474,244
	Liabilities in Excess of Other Assets - (5.3)%	(143,363,974)
	TOTAL NET ASSETS - 100.0%	$2,700,110,270

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,034,101,960.

ADR - American Depository Receipt

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Technology Select Sector Index	6.1100% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	377,302	$706,513,688	$25,305,000
Total return of Technology Select Sector Index	5.9700% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	528,921	994,024,268	32,856,874
Total return of Technology Select Sector Index	5.9700% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	510,676	959,697,690	30,503,421
Total return of Technology Select Sector Index	6.0600% representing 1 month SOFR rate + spread	Societe Generale	12/16/2024	100,000	191,782,999	2,059,882
Total return of Technology Select Sector Index	6.0500% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	350,000	667,668,148	10,913,818
Total return of Technology Select Sector Index	6.0100% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	440,000	846,564,400	6,265,622
Total return of Technology Select Sector Index	6.1400% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	439,300	861,074,163	(1,238,327)
Total return of Technology Select Sector Index	5.9500% representing 1 month SOFR rate + spread	Barclays	12/23/2024	306,032	585,078,538	9,652,703
					$5,812,403,894	$116,318,993

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 96.1%
Money Market Funds - 96.1%
93,216,567	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$93,216,567
13,402,044	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	13,402,044
7,812,088	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (a)	7,812,088
19,227,544	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	19,227,544
	TOTAL SHORT TERM INVESTMENTS (Cost $133,658,243) (b)	$133,658,243
	TOTAL INVESTMENTS (Cost $133,658,243) - 96.1%	$133,658,243
	Other Assets in Excess of Liabilities - 3.9%	5,389,818
	TOTAL NET ASSETS - 100.0%	$139,048,061

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $75,901,246.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
5.3600% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	BNP Paribas	12/4/2024	19,021	$37,853,506	$479,535
5.7200% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	Goldman Sachs	12/10/2024	29,418	60,672,368	3,180,408
5.7700% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	Bank of America Merrill Lynch	12/11/2024	12,170	25,178,641	1,295,099
5.6500% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	Societe Generale	12/16/2024	5,000	9,589,151	(117,479)
5.8000% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	J.P. Morgan	12/16/2024	5,210	9,936,147	(174,703)
5.7100% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	UBS Securities LLC	12/17/2024	77,012	153,033,095	917,329
5.8000% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	Citibank N.A.	12/19/2024	25,984	54,078,398	3,174,372
5.6700% representing 1 month SOFR rate + spread	Total return of Technology Select Sector Index	Barclays	12/23/2024	37,163	76,262,971	3,102,977
					$426,604,277	$11,857,538

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 80.8%
Administrative and Support Services - 1.2%
3,576	GXO Logistics, Inc. (a)	$177,584
3,517	RXO, Inc. (a)	66,507
		244,091
Air Transportation - 12.5%
3,790	Alaska Air Group, Inc. (a)	163,046
430	Allegiant Travel Co.	23,461
19,670	American Airlines Group, Inc. (a)	265,742
19,095	Delta Air Lines, Inc.	956,086
10,020	JetBlue Airways Corp. (a)	56,913
1,231	SkyWest, Inc. (a)	89,900
17,937	Southwest Airlines Co.	465,286
3,292	Spirit Airlines, Inc. (b)	11,621
9,861	United Continental Holdings, Inc. (a)	507,447
		2,539,502
Couriers and Messengers - 11.9%
1,521	Air Transport Services Group, Inc. (a)	19,499
3,230	FedEx Corp.	845,549
10,472	United Parcel Service, Inc. Class B	1,544,411
		2,409,459
Management of Companies and Enterprises - 0.2%
1,172	Sun Country Airlines Holdings, Inc. (a)	15,599
289	U-Haul Holding Co. (a)	18,274
		33,873
Rail Transportation - 18.0%
21,065	CSX Corp.	699,779
12,445	Union Pacific Corp.	2,951,456
		3,651,235
Rental and Leasing Services - 1.1%
555	Avis Budget Group, Inc.	52,974
3,945	Hertz Global Holdings, Inc. (a)	17,950
1,333	Ryder System, Inc.	162,426
		233,350
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.3%
11,095	Joby Aviation, Inc. (a)(b)	56,030
Support Activities for Transportation - 12.1%
3,507	C.H. Robinson Worldwide, Inc.	248,997
4,371	Expeditors International of Washington, Inc.	486,536
926	Forward Air Corp.	20,390
1,876	Hub Group, Inc.	75,453
2,451	J.B. Hunt Transport Services, Inc.	398,459
1,051	Matson, Inc.	113,277
3,154	Norfolk Southern Corp.	726,429
3,491	XPO Logistics, Inc. (a)	375,143
		2,444,684
Transit and Ground Passenger Transportation - 14.5%
10,400	Lyft, Inc. (a)	162,656
41,997	Uber Technologies, Inc. (a)	2,783,141
		2,945,797
Shares		Fair Value
Truck Transportation - 7.0%
712	ArcBest Corp.	$78,968
1,378	Heartland Express, Inc.	13,697
4,851	Knight-Swift Transportation Holdings, Inc. Class A	224,262
1,735	Marten Transport Ltd.	29,356
3,686	Old Dominion Freight Line, Inc.	669,783
798	Saia, Inc. (a)	316,670
1,123	Schneider National, Inc.	23,224
1,907	Werner Enterprises, Inc.	65,220
		1,421,180
Warehousing and Storage - 0.9%
1,080	Landstar System, Inc.	188,363
Water Transportation - 1.1%
1,279	Genco Shipping & Trading Ltd. ADR	27,294
1,777	Kirby Corp. (a)	193,924
		221,218
	TOTAL COMMON STOCKS (Cost $15,725,811)	$16,388,782
SHORT TERM INVESTMENTS - 27.9%
Money Market Funds - 27.9%
3,451,428	Dreyfus Government Cash Management Institutional Shares, 5.20% (c)(d)	$3,451,428
2,200,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (c)	2,200,000
1	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (c)	1
	TOTAL SHORT TERM INVESTMENTS (Cost $5,651,429)	$5,651,429
	TOTAL INVESTMENTS (Cost $21,377,240) - 108.7% (e)	$22,040,211
	Liabilities in Excess of Other Assets - (8.7)%	(1,770,575)
	TOTAL NET ASSETS - 100.0%	$20,269,636

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at April 30, 2024.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,386,646.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P Transportation Select Industry FMC Capped Index	5.9600% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	2,269	$14,200,856	$(963,765)
Total return of S&P Transportation Select Industry FMC Capped Index	5.9700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	5,312	31,314,912	(791,533)
					$45,515,768	$(1,755,298)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
COMMON STOCKS - 74.4%
Oil and Gas Extraction - 3.2%
26,028	Dominion Energy, Inc.	$1,326,907
Utilities - 71.2%
20,830	AES Corp.	372,857
7,938	Alliant Energy Corp.	395,312
8,181	Ameren Corp.	604,330
16,357	American Electric Power Co., Inc.	1,407,193
6,056	American Water Works Co., Inc.	740,770
4,692	Atmos Energy Corp.	553,187
19,635	CenterPoint Energy, Inc.	572,164
9,160	CMS Energy Corp.	555,188
10,738	Consolidated Edison, Inc.	1,013,667
9,934	Constellation Energy Corp.	1,847,128
6,422	DTE Energy Co.	708,475
23,983	Duke Energy Corp.	2,356,569
11,931	Edison International	847,817
6,577	Entergy Corp.	701,569
7,146	Evergy, Inc.	374,808
10,866	Eversource Energy	658,697
30,965	Exelon Corp.	1,163,665
16,065	FirstEnergy Corp.	615,932
63,822	NextEra Energy, Inc.	4,274,159
12,859	NiSource, Inc.	358,252
7,022	NRG Energy, Inc.	510,289
66,367	PG&E Corp.	1,135,539
3,527	Pinnacle West Capital Corp.	259,763
22,929	PPL Corp.	629,630
15,501	Public Service Enterprise Group, Inc.	1,070,809
19,578	Sempra Energy	1,402,372
33,926	Southern Co.	2,493,561
9,812	WEC Energy Group, Inc.	810,864
17,164	Xcel Energy, Inc.	922,222
		29,356,788
	TOTAL COMMON STOCKS (Cost $29,685,497)	$30,683,695
Shares		Fair Value
SHORT TERM INVESTMENTS - 26.7%
Money Market Funds - 26.7%
7,705,949	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$7,705,949
1,557,895	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	1,557,895
1,760,972	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	1,760,972
	TOTAL SHORT TERM INVESTMENTS (Cost $11,024,816)	$11,024,816
	TOTAL INVESTMENTS (Cost $40,710,313) - 101.1% (c)	$41,708,511
	Liabilities in Excess of Other Assets - (1.1)%	(487,755)
	TOTAL NET ASSETS - 100.0%	$41,220,756

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $31,821,729.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Utilities Select Sector Index	5.8200% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	21,930	$14,201,943	$482,104
Total return of Utilities Select Sector Index	5.7200% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	58,923	36,561,834	3,050,712
Total return of Utilities Select Sector Index	5.9700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	56,792	36,124,033	1,904,441
					$86,887,810	$5,437,257

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 74.0%
331,838	iShares 7-10 Year Treasury Bond ETF (a)	$30,339,948
	TOTAL INVESTMENT COMPANIES (Cost $31,329,743)	$30,339,948
SHORT TERM INVESTMENTS - 33.6%
Money Market Funds - 33.6%
11,822,903	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$11,822,903
950,067	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	950,067
1,010,663	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	1,010,663
	TOTAL SHORT TERM INVESTMENTS (Cost $13,783,633)	$13,783,633
	TOTAL INVESTMENTS (Cost $45,113,376) - 107.6% (c)	$44,123,581
	Liabilities in Excess of Other Assets - (7.6)%	(3,118,479)
	TOTAL NET ASSETS - 100.0%	$41,005,102

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $38,606,846.

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares 7-10 Year Treasury Bond ETF	4.7300% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	527,022	$49,355,610	$(1,580,092)
Total return of iShares 7-10 Year Treasury Bond ETF	5.7700% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	98,085	9,229,925	(351,356)
Total return of iShares 7-10 Year Treasury Bond ETF	5.7000% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	147,313	13,711,563	(315,649)
Total return of iShares 7-10 Year Treasury Bond ETF	5.9400% representing 1 month SOFR rate + spread	Barclays	12/23/2024	241,207	22,758,861	(840,071)
					$95,055,959	$(3,087,168)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 98.3%
Money Market Funds - 98.3%
11,887,067	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$11,887,067
2,360,066	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (a)	2,360,066
1,707,318	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	1,707,318
	TOTAL SHORT TERM INVESTMENTS (Cost $15,954,451) (b)	$15,954,451
	TOTAL INVESTMENTS (Cost $15,954,451) - 98.3%	$15,954,451
	Other Assets in Excess of Liabilities - 1.7%	282,583
	TOTAL NET ASSETS - 100.0%	$16,237,034

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,735,918.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
4.4300% representing 1 month SOFR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	12/4/2024	307,761	$28,837,340	$900,108
5.5000% representing 1 month SOFR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	J.P. Morgan	12/16/2024	91,056	8,512,523	252,919
5.6200% representing 1 month SOFR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Barclays	12/23/2024	133,958	12,605,050	440,580
					$49,954,913	$1,593,607

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
INVESTMENT COMPANIES - 68.9%
32,831,037	iShares 20+ Year Treasury Bond ETF (a)	$2,896,354,084
	TOTAL INVESTMENT COMPANIES (Cost $3,030,542,734)	$2,896,354,084
SHORT TERM INVESTMENTS - 45.1%
Money Market Funds - 45.1%
1,146,053,640	Dreyfus Government Cash Management Institutional Shares, 5.20% (b)	$1,146,053,640
68,057,517	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (b)	68,057,517
48,150,000	Goldman Sachs Financial Square Government Fund Institutional Shares, 5.22% (b)	48,150,000
633,868,406	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (b)	633,868,406
	TOTAL SHORT TERM INVESTMENTS (Cost $1,896,129,563)	$1,896,129,563
	TOTAL INVESTMENTS (Cost $4,926,672,297) - 114.0% (c)	$4,792,483,647
	Liabilities in Excess of Other Assets - (14.0)%	(591,105,873)
	TOTAL NET ASSETS - 100.0%	$4,201,377,774

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at April 30, 2024.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,011,487,565.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Long Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of iShares 20+ Year Treasury Bond ETF	6.0200% representing 1 month SOFR rate + spread	BNP Paribas	12/4/2024	18,188,959	$1,666,974,603	$(77,528,795)
Total return of iShares 20+ Year Treasury Bond ETF	5.6700% representing 1 month SOFR rate + spread	Goldman Sachs	12/10/2024	20,421,482	1,879,219,174	(83,867,749)
Total return of iShares 20+ Year Treasury Bond ETF	6.0200% representing 1 month SOFR rate + spread	Bank of America Merrill Lynch	12/11/2024	20,844,046	1,931,585,277	(104,231,861)
Total return of iShares 20+ Year Treasury Bond ETF	5.7200% representing 1 month SOFR rate + spread	J.P. Morgan	12/16/2024	8,362,969	790,325,067	(59,597,935)
Total return of iShares 20+ Year Treasury Bond ETF	6.1200% representing 1 month SOFR rate + spread	UBS Securities LLC	12/17/2024	7,216,285	664,440,512	(30,209,211)
Total return of iShares 20+ Year Treasury Bond ETF	6.0100% representing 1 month SOFR rate + spread	Citibank N.A.	12/19/2024	22,608,124	2,078,436,491	(91,296,154)
Total return of iShares 20+ Year Treasury Bond ETF	6.0700% representing 1 month SOFR rate + spread	Barclays	12/23/2024	12,400,000	1,140,889,108	(52,140,823)
					$10,151,870,232	$(498,872,528)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments (Unaudited)

April 30, 2024

Shares		Fair Value
SHORT TERM INVESTMENTS - 97.2%
Money Market Funds - 97.2%
158,065,577	Dreyfus Government Cash Management Institutional Shares, 5.20% (a)	$158,065,577
34,225,183	Dreyfus Treasury Securities Cash Management Institutional Shares, 5.19% (a)	34,225,183
87,545,941	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 5.18% (a)	87,545,941
	TOTAL SHORT TERM INVESTMENTS (Cost $279,836,701) (b)	$279,836,701
	TOTAL INVESTMENTS (Cost $279,836,701) - 97.2%	$279,836,701
	Other Assets in Excess of Liabilities - 2.8%	8,059,988
	TOTAL NET ASSETS - 100.0%	$287,896,689

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at April 30, 2024.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $170,898,543.

Short Total Return Swap Contracts (Unaudited)

April 30, 2024

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
5.8200% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	12/4/2024	2,089,769	$194,273,441	$10,777,928
5.4700% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Goldman Sachs	12/10/2024	1,935,685	182,094,909	12,300,078
5.8200% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Bank of America Merrill Lynch	12/11/2024	1,708,315	160,637,293	10,903,594
5.5000% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	J.P. Morgan	12/16/2024	948,359	89,707,530	6,661,346
5.4700% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	UBS Securities LLC	12/17/2024	1,287,342	118,982,968	5,951,384
5.7000% representing 1 month SOFR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Citibank N.A.	12/19/2024	1,821,106	171,626,501	11,967,148
					$917,322,642	$58,561,478

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$79,032,302	$3,677,705,239	$592,877,264	$2,004,722,762
Receivable for Fund shares sold	—	3,371,713	4,036	5,392,678
Receivable for investments sold	7,457,262	—	—	39,177,887
Dividend and interest receivable	135,633	5,876,113	2,763,252	2,484,679
Due from broker for swap contracts	—	—	10,943,217	—
Due from broker for futures contracts	—	79,502,522	—	—
Unrealized appreciation on swap contracts	5,732,548	356,342,732	10,819,699	46,305,359
Prepaid expenses and other assets	1,944	68,327	26,345	36,345
Total Assets	92,359,689	4,122,866,646	617,433,813	2,098,119,710
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	33,985,177
Payable for Fund shares redeemed	—	197,170	13,452,583	—
Payable for investments purchased	14,175,340	—	—	49,992,250
Unrealized depreciation on swap contracts	—	—	29,892,184	12,967,232
Due to Adviser, net (Note 6)	25,762	1,147,727	211,198	669,490
Due to broker for swap contracts	9,371,302	474,716,865	14,425,694	130,442,167
Variation margin payable	—	24,500,000	—	—
Accrued expenses and other liabilities	32,376	982,819	158,151	1,109,843
Total Liabilities	23,604,780	501,544,581	58,139,810	229,166,159
Net Assets	$68,754,909	$3,621,322,065	$559,294,003	$1,868,953,551
Net Assets Consist of:
Capital stock	$73,516,583	$3,029,789,632	$3,801,090,598	$2,511,100,144
Total distributable earnings (loss)	(4,761,674)	591,532,433	(3,241,796,595)	(642,146,593)
Net Assets	$68,754,909	$3,621,322,065	$559,294,003	$1,868,953,551
Calculation of Net Asset Value Per Share:
Net assets	$68,754,909	$3,621,322,065	$559,294,003	$1,868,953,551
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,500,132	31,050,002	56,126,918	55,150,002
Net assets value, redemption price and offering price per share	$45.83	$116.63	$9.96	$33.89
Cost of Investments	$79,034,697	$3,788,050,722	$592,877,264	$1,990,676,761

*  Securities loaned with values of $–, $–, $– and $33,312,136, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$341,392,166	$1,002,003,246	$175,560,826	$23,216,273
Receivable for Fund shares sold	36,213,462	3,988	5,894,180	—
Receivable for investments sold	—	50,961,592	—	—
Dividend and interest receivable	1,597,933	2,326,570	601,789	52,781
Due from broker for swap contracts	—	1,905,620	—	42,448
Unrealized appreciation on swap contracts	43,008,505	199,785,804	—	880,165
Prepaid expenses and other assets	14,904	9,446	6,905	3,334
Total Assets	422,226,970	1,256,996,266	182,063,700	24,195,001
Liabilities:
Payable for Fund shares redeemed	—	13,313,215	—	—
Unrealized depreciation on swap contracts	191,620	—	15,454,697	134,791
Due to Adviser, net (Note 6)	128,155	322,160	52,036	7,680
Due to broker for swap contracts	25,013,998	266,010,000	—	1,302,000
Accrued expenses and other liabilities	224,594	587,776	103,071	18,652
Total Liabilities	25,558,367	280,233,151	15,609,804	1,463,123
Net Assets	$396,668,603	$976,763,115	$166,453,896	$22,731,878
Net Assets Consist of:
Capital stock	$4,159,747,087	$1,993,305,724	$299,454,952	$40,348,071
Total distributable loss	(3,763,078,484)	(1,016,542,609)	(133,001,056)	(17,616,193)
Net Assets	$396,668,603	$976,763,115	$166,453,896	$22,731,878
Calculation of Net Asset Value Per Share:
Net assets	$396,668,603	$976,763,115	$166,453,896	$22,731,878
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	19,072,797	44,092,767	17,127,337	950,001
Net assets value, redemption price and offering price per share	$20.80	$22.15	$9.72	$23.93
Cost of Investments	$341,392,166	$976,526,061	$175,560,826	$22,833,826

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$82,606,124	$21,181,460	$15,266,778	$38,749,886
Dividend and interest receivable	309,243	95,120	35,114	77,444
Due from broker for swap contracts	—	111,259	—	—
Unrealized appreciation on swap contracts	6,540,440	54,028	223,707	1,438,962
Prepaid expenses and other assets	21,455	28,179	682	1,131
Total Assets	89,477,262	21,470,046	15,526,281	40,267,423
Liabilities:
Collateral for securities loaned (Note 2)	—	—	866,250	—
Unrealized depreciation on swap contracts	35,939	1,293,183	379,853	134,282
Due to Adviser, net (Note 6)	48,283	7,813	7,981	22,407
Due to broker for swap contracts	9,899,086	111,258	713,625	2,830,661
Accrued expenses and other liabilities	61,783	47,665	18,834	34,102
Total Liabilities	10,045,091	1,459,919	1,986,543	3,021,452
Net Assets	$79,432,171	$20,010,127	$13,539,738	$37,245,971
Net Assets Consist of:
Capital stock	$350,535,900	$356,711,202	$10,583,192	$68,541,239
Total distributable earnings (loss)	(271,103,729)	(336,701,075)	2,956,546	(31,295,268)
Net Assets	$79,432,171	$20,010,127	$13,539,738	$37,245,971
Calculation of Net Asset Value Per Share:
Net assets	$79,432,171	$20,010,127	$13,539,738	$37,245,971
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,681,598	1,895,232	466,025	4,900,001
Net assets value, redemption price and offering price per share	$29.62	$10.56	$29.05	$7.60
Cost of Investments	$82,574,206	$21,181,460	$15,159,611	$38,610,423

*  Securities loaned with values of $–, $–, $847,350 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$160,707,325	$25,259,844	$157,474,701	$22,775,132
Dividend and interest receivable	245,634	33,589	207,300	99,502
Unrealized appreciation on swap contracts	9,796,591	—	20,956,557	431,979
Prepaid expenses and other assets	26,298	26,334	5,628	12,194
Total Assets	170,775,848	25,319,767	178,644,186	23,318,807
Liabilities:
Collateral for securities loaned (Note 2)	72,268	—	—	—
Unrealized depreciation on swap contracts	—	1,041,916	—	1,936,743
Due to Adviser, net (Note 6)	52,441	16,837	56,779	11,561
Due to broker for swap contracts	13,611,146	62,608	28,356,360	260,001
Accrued expenses and other liabilities	50,367	47,104	50,645	21,869
Total Liabilities	13,786,222	1,168,465	28,463,784	2,230,174
Net Assets	$156,989,626	$24,151,302	$150,180,402	$21,088,633
Net Assets Consist of:
Capital stock	$98,904,336	$45,702,772	$258,714,595	$74,409,000
Total distributable earnings (loss)	58,085,290	(21,551,470)	(108,534,193)	(53,320,367)
Net Assets	$156,989,626	$24,151,302	$150,180,402	$21,088,633
Calculation of Net Asset Value Per Share:
Net assets	$156,989,626	$24,151,302	$150,180,402	$21,088,633
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	6,250,001	800,001	9,400,001	2,919,952
Net assets value, redemption price and offering price per share	$25.12	$30.19	$15.98	$7.22
Cost of Investments	$154,311,864	$24,456,396	$150,168,142	$22,775,132

*  Securities loaned with values of $65,847, $–, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$2,143,801,392	$144,710,423	$180,217,236	$267,226,134
Receivable for Fund shares sold	—	506	—	—
Receivable for investments sold	—	—	—	675,437
Dividend and interest receivable	3,675,608	605,625	327,892	445,797
Due from broker for swap contracts	1,968,115	—	—	—
Unrealized appreciation on swap contracts	300,401,134	4,449,175	11,383,920	20,738,065
Prepaid expenses and other assets	1,380,452	128,384	148,227	5,638
Total Assets	2,451,226,701	149,894,113	192,077,275	289,091,071
Liabilities:
Payable for Fund shares redeemed	—	1,686,502	—	254,928
Unrealized depreciation on swap contracts	—	9,693,689	—	—
Due to Adviser, net (Note 6)	724,753	45,943	61,426	88,081
Due to broker for swap contracts	349,759,624	2,214,486	11,889,868	34,475,116
Accrued expenses and other liabilities	1,861,678	172,920	209,011	82,051
Total Liabilities	352,346,055	13,813,540	12,160,305	34,900,176
Net Assets	$2,098,880,646	$136,080,573	$179,916,970	$254,190,895
Net Assets Consist of:
Capital stock	$1,885,590,341	$3,351,269,072	$205,219,539	$102,779,429
Total distributable earnings (loss)	213,290,305	(3,215,188,499)	(25,302,569)	151,411,466
Net Assets	$2,098,880,646	$136,080,573	$179,916,970	$254,190,895
Calculation of Net Asset Value Per Share:
Net assets	$2,098,880,646	$136,080,573	$179,916,970	$254,190,895
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	21,549,289	12,103,350	1,700,008	2,400,000
Net assets value, redemption price and offering price per share	$97.40	$11.24	$105.83	$105.91
Cost of Investments	$2,017,559,231	$144,710,423	$178,143,997	$256,891,306

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily Industrials Bull 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$35,988,709	$13,276,565	$70,853,535	$106,332,037
Receivable for Fund shares sold	—	—	7,948	681
Dividend and interest receivable	51,790	19,754	109,678	456,938
Unrealized appreciation on swap contracts	3,828,746	—	—	27,668,898
Prepaid expenses and other assets	23,938	5,823	58,506	158,959
Total Assets	39,893,183	13,302,142	71,029,667	134,617,513
Liabilities:
Collateral for securities loaned (Note 2)	—	202,885	—	—
Payable for Fund shares redeemed	—	—	—	2,269,725
Unrealized depreciation on swap contracts	—	745,394	9,458,468	—
Due to Adviser, net (Note 6)	13,917	5,551	20,636	43,689
Due to broker for swap contracts	4,959,429	1,978	746,739	21,660,000
Accrued expenses and other liabilities	45,339	16,646	74,558	154,547
Total Liabilities	5,018,685	972,454	10,300,401	24,127,961
Net Assets	$34,874,498	$12,329,688	$60,729,266	$110,489,552
Net Assets Consist of:
Capital stock	$25,777,536	$25,644,019	$96,289,151	$258,231,832
Total distributable earnings (loss)	9,096,962	(13,314,331)	(35,559,885)	(147,742,280)
Net Assets	$34,874,498	$12,329,688	$60,729,266	$110,489,552
Calculation of Net Asset Value Per Share:
Net assets	$34,874,498	$12,329,688	$60,729,266	$110,489,552
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	700,001	1,950,001	8,200,000	2,434,045
Net assets value, redemption price and offering price per share	$49.82	$6.32	$7.41	$45.39
Cost of Investments	$35,228,475	$13,627,877	$73,253,784	$106,332,037

*  Securities loaned with values of $–, $198,871, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$689,399,737	$48,790,898	$53,935,667	$38,597,029
Receivable for investments sold	—	—	1,143	—
Dividend and interest receivable	1,092,089	128,704	91,139	181,254
Due from broker for swap contracts	—	76,439	—	—
Unrealized appreciation on swap contracts	—	2,090,501	915,099	1,547,593
Prepaid expenses and other assets	30,796	17,115	10,426	12,249
Total Assets	690,522,622	51,103,657	54,953,474	40,338,125
Liabilities:
Collateral for securities loaned (Note 2)	—	390,596	—	—
Unrealized depreciation on swap contracts	60,764,190	217,882	338,909	1,544,790
Due to Adviser, net (Note 6)	230,918	52,398	16,823	24,553
Due to broker for swap contracts	1,613,564	4,304,000	3,229,274	480,000
Accrued expenses and other liabilities	169,467	24,981	32,344	24,800
Total Liabilities	62,778,139	4,989,857	3,617,350	2,074,143
Net Assets	$627,744,483	$46,113,800	$51,336,124	$38,263,982
Net Assets Consist of:
Capital stock	$760,098,978	$130,935,426	$53,841,837	$198,106,047
Total distributable loss	(132,354,495)	(84,821,626)	(2,505,713)	(159,842,065)
Net Assets	$627,744,483	$46,113,800	$51,336,124	$38,263,982
Calculation of Net Asset Value Per Share:
Net assets	$627,744,483	$46,113,800	$51,336,124	$38,263,982
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	9,923,935	5,571,105	1,314,370	1,425,454
Net assets value, redemption price and offering price per share	$63.26	$8.28	$39.06	$26.84
Cost of Investments	$694,536,411	$47,870,822	$53,175,639	$38,597,029

*  Securities loaned with values of $–, $722,221, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$1,047,667,602	$84,190,425	$11,197,149,700	$688,763,076
Cash	—	—	690,221	—
Receivable for Fund shares sold	445,758	13,697,961	4,323,374	31,854,072
Dividend and interest receivable	1,548,758	476,740	13,879,839	3,403,512
Unrealized appreciation on swap contracts	31,989,756	26,621,113	478,479,694	20,472,137
Prepaid expenses and other assets	29,870	2,666	107,945	34,597
Total Assets	1,081,681,744	124,988,905	11,694,630,773	744,527,394
Liabilities:
Collateral for securities loaned (Note 2)	18,313,387	—	30,169,912	—
Payable for Fund shares redeemed	222,879	—	438,345	—
Unrealized depreciation on swap contracts	61,149,490	—	662,818,549	45,336,731
Due to Adviser, net (Note 6)	314,498	41,727	2,350,236	262,743
Due to broker for swap contracts	52,309,537	22,849,001	700,359,978	12,967,000
Accrued expenses and other liabilities	293,030	43,465	2,711,882	238,023
Total Liabilities	132,602,821	22,934,193	1,398,848,902	58,804,497
Net Assets	$949,078,923	$102,054,712	$10,295,781,871	$685,722,897
Net Assets Consist of:
Capital stock	$2,738,400,251	$454,959,482	$6,107,845,675	$3,361,063,335
Total distributable earnings (loss)	(1,789,321,328)	(352,904,770)	4,187,936,196	(2,675,340,438)
Net Assets	$949,078,923	$102,054,712	$10,295,781,871	$685,722,897
Calculation of Net Asset Value Per Share:
Net assets	$949,078,923	$102,054,712	$10,295,781,871	$685,722,897
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	10,474,486	10,116,024	270,150,060	18,736,522
Net assets value, redemption price and offering price per share	$90.61	$10.09	$38.11	$36.60
Cost of Investments	$1,052,603,295	$84,190,425	$10,334,548,536	$688,763,076

*  Securities loaned with values of $19,335,059, $–, $38,260,273 and $–, respectively. See Note 2.
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$2,843,474,244	$133,658,243	$22,040,211	$41,708,511
Receivable for Fund shares sold	27,500	—	—	—
Dividend and interest receivable	3,231,752	597,291	26,471	54,543
Unrealized appreciation on swap contracts	117,557,320	12,149,720	—	5,437,257
Prepaid expenses and other assets	1,627,713	88,901	25,428	25,619
Total Assets	2,965,918,529	146,494,155	22,092,110	47,225,930
Liabilities:
Collateral for securities loaned (Note 2)	—	—	15,564	—
Unrealized depreciation on swap contracts	1,238,327	292,182	1,755,298	—
Due to Adviser, net (Note 6)	928,593	43,823	15,857	14,519
Due to broker for swap contracts	261,273,737	6,983,000	16,260	5,938,595
Accrued expenses and other liabilities	2,367,602	127,089	19,495	52,060
Total Liabilities	265,808,259	7,446,094	1,822,474	6,005,174
Net Assets	$2,700,110,270	$139,048,061	$20,269,636	$41,220,756
Net Assets Consist of:
Capital stock	$2,177,028,848	$586,531,667	$18,247,598	$42,267,985
Total distributable earnings (loss)	523,081,422	(447,483,606)	2,022,038	(1,047,229)
Net Assets	$2,700,110,270	$139,048,061	$20,269,636	$41,220,756
Calculation of Net Asset Value Per Share:
Net assets	$2,700,110,270	$139,048,061	$20,269,636	$41,220,756
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	41,150,000	15,200,260	700,001	1,750,001
Net assets value, redemption price and offering price per share	$65.62	$9.15	$28.96	$23.55
Cost of Investments	$2,798,573,614	$133,658,243	$21,377,240	$40,710,313

*  Securities loaned with values of $–, $–, $68,561 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Assets and Liabilities (Unaudited)

April 30, 2024

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$44,123,581	$15,954,451	$4,792,483,647	$279,836,701
Receivable for Fund shares sold	—	—	6,581,961	—
Dividend and interest receivable	59,081	63,356	7,297,517	1,172,548
Unrealized appreciation on swap contracts	—	1,593,607	—	58,561,478
Prepaid expenses and other assets	21,411	28,236	5,685	108,563
Total Assets	44,204,073	17,639,650	4,806,368,810	339,679,290
Liabilities:
Payable for Fund shares redeemed	—	—	2,252,538	—
Payable for investments purchased	—	—	88,989,135	—
Unrealized depreciation on swap contracts	3,087,168	—	498,872,528	—
Due to Adviser, net (Note 6)	14,775	8,778	1,302,291	102,945
Due to broker for swap contracts	51,074	1,350,000	12,275,930	51,515,001
Accrued expenses and other liabilities	45,954	43,838	1,298,614	164,655
Total Liabilities	3,198,971	1,402,616	604,991,036	51,782,601
Net Assets	$41,005,102	$16,237,034	$4,201,377,774	$287,896,689
Net Assets Consist of:
Capital stock	$63,241,696	$59,868,806	$6,444,045,571	$911,879,948
Total distributable loss	(22,236,594)	(43,631,772)	(2,242,667,797)	(623,983,259)
Net Assets	$41,005,102	$16,237,034	$4,201,377,774	$287,896,689
Calculation of Net Asset Value Per Share:
Net assets	$41,005,102	$16,237,034	$4,201,377,774	$287,896,689
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,750,000	1,050,000	95,748,386	6,997,044
Net assets value, redemption price and offering price per share	$23.43	$15.46	$43.88	$41.15
Cost of Investments	$45,113,376	$15,954,451	$4,926,672,297	$279,836,701

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares	Direxion Daily Small Cap Bull 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $—, $4,883, $— and $—, respectively)	$340,474	$19,040,633	$—	$9,709,001
Interest income	633,418	31,523,623	17,021,893	16,206,340
Securities lending income	—	46	—	10,567
Total investment income	973,892	50,564,302	17,021,893	25,925,908
Expenses:
Investment advisory fees (Note 6)	251,170	13,900,412	2,280,222	7,708,831
Interest expense	120,420	11,189,019	572,397	3,510,883
Licensing fees	26,791	1,482,711	243,224	616,707
Fund servicing fees	10,612	563,087	93,345	311,458
Management service fees (Note 6)	8,218	454,904	74,644	252,239
Professional fees	6,835	108,416	22,170	61,944
Reports to shareholders	3,156	176,586	29,337	97,243
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,712	3,615	3,615	3,615
Trustees' fees and expenses	690	38,281	6,318	21,205
Insurance fees	532	29,759	4,944	16,388
Other	1,404	77,987	12,885	43,159
Total Expenses	435,532	28,027,769	3,346,093	12,646,664
Recoupment of expenses to Adviser (Note 6)	3,560	—	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(523)	—	—	—
Less: Investment advisory fees waived (Note 6)	—	(1,543,860)	—	(186,471)
Net Expenses	438,569	26,483,909	3,346,093	12,460,193
Net investment income	535,323	24,080,393	13,675,800	13,465,715
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	3,318,318	(1,910,490)	—	(46,895,074)
In-kind redemptions	1,477,054	335,954,903	—	154,266,763
Swap contracts	6,625,596	1,010,093,900	(190,656,617)	301,007,796
Futures contracts	—	(4,735,517)	—	—
Net realized gain (loss)	11,420,968	1,339,402,796	(190,656,617)	408,379,485
Change in net unrealized appreciation (depreciation) on: Investment securities	2,039,974	50,150,519	—	72,904,368
Swap contracts	11,305,898	318,039,435	(130,524,032)	246,371,689
Futures contracts	—	(66,078,090)	—	—
Change in net unrealized appreciation (depreciation)	13,345,872	302,111,864	(130,524,032)	319,276,057
Net realized and unrealized gain (loss)	24,766,840	1,641,514,660	(321,180,649)	727,655,542
Net increase (decrease) in net assets resulting from operations	$25,302,163	$1,665,595,053	$(307,504,849)	$741,121,257

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares	Direxion Daily FTSE Europe Bull 3X Shares
Investment Income:
Dividend income	$—	$10,790,464	$—	$159,207
Interest income	10,319,402	10,612,506	3,424,729	296,525
Securities lending income	—	—	—	3
Total investment income	10,319,402	21,402,970	3,424,729	455,735
Expenses:
Investment advisory fees (Note 6)	1,459,179	3,067,347	472,125	88,650
Interest expense	970,389	507,378	398,152	41,373
Licensing fees	116,734	356,221	54,829	3,861
Fund servicing fees	59,677	124,124	19,630	4,087
Management service fees (Note 6)	47,758	100,362	15,452	2,901
Reports to shareholders	18,617	38,623	6,013	1,127
Professional fees	15,891	27,609	8,509	5,647
Trustees' fees and expenses	4,040	8,469	1,308	244
Insurance fees	3,137	6,509	1,013	190
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,712	2,712	2,712	2,712
Other	8,230	17,224	2,664	497
Total Expenses	2,709,356	4,259,570	985,399	154,281
Recoupment of expenses to Adviser (Note 6)	—	48,087	10,779	208
Less: Reimbursement of expenses from Adviser (Note 6)	—	—	—	(826)
Net Expenses	2,709,356	4,307,657	996,178	153,663
Net investment income	7,610,046	17,095,313	2,428,551	302,072
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	(80,384,142)	—	—
In-kind redemptions	—	24,653,341	—	191,327
Swap contracts	(152,297,172)	(267,552,841)	10,281,117	5,626,727
Net realized gain (loss)	(152,297,172)	(323,283,642)	10,281,117	5,818,054
Change in net unrealized appreciation (depreciation) on: Investment securities	—	52,233,798	—	1,392,770
Swap contracts	(35,170,985)	312,737,443	(37,362,169)	1,386,230
Change in net unrealized appreciation (depreciation)	(35,170,985)	364,971,241	(37,362,169)	2,779,000
Net realized and unrealized gain (loss)	(187,468,157)	41,687,599	(27,081,052)	8,597,054
Net increase (decrease) in net assets resulting from operations	$(179,858,111)	$58,782,912	$(24,652,501)	$8,899,126

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares
Investment Income:
Dividend income	$65,489	$—	$105,565	$464,044
Interest income	2,002,722	585,035	227,034	529,481
Securities lending income	—	—	6,850	—
Total investment income	2,068,211	585,035	339,449	993,525
Expenses:
Investment advisory fees (Note 6)	298,342	79,954	58,175	142,697
Interest expense	82,086	38,668	38,727	66,497
Licensing fees	40,617	33,657	3,103	15,221
Fund servicing fees	12,599	3,757	2,853	6,274
Management service fees (Note 6)	9,764	2,617	1,904	4,670
Professional fees	7,216	5,590	5,420	6,049
Reports to shareholders	3,807	1,031	739	1,813
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,712	2,712	2,712	2,712
Trustees' fees and expenses	823	222	160	393
Insurance fees	641	174	125	306
Other	1,677	453	326	801
Total Expenses	463,276	171,827	117,236	250,425
Recoupment of expenses to Adviser (Note 6)	26	—	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(3,316)	(31,883)	(4,819)	(3,178)
Net Expenses	459,986	139,944	112,417	247,247
Net investment income	1,608,225	445,091	227,032	746,278
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(68,171)	—	(72,006)	(758,111)
In-kind redemptions	68,515	—	396,585	1,965,612
Swap contracts	(3,680,308)	(2,004,743)	4,573,652	2,757,976
Net realized gain (loss)	(3,679,964)	(2,004,743)	4,898,231	3,965,477
Change in net unrealized appreciation (depreciation) on: Investment securities	232,588	—	602,418	1,344,451
Swap contracts	23,561,281	(5,931,549)	224,757	8,791,684
Change in net unrealized appreciation (depreciation)	23,793,869	(5,931,549)	827,175	10,136,135
Net realized and unrealized gain (loss)	20,113,905	(7,936,292)	5,725,406	14,101,612
Net increase (decrease) in net assets resulting from operations	$21,722,130	$(7,491,201)	$5,952,438	$14,847,890

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Investment Income:
Dividend income	$879,269	$97,160	$159,511	$—
Interest income	1,331,327	235,458	1,521,139	700,689
Securities lending income	339	—	—	—
Total investment income	2,210,935	332,618	1,680,650	700,689
Expenses:
Investment advisory fees (Note 6)	606,137	115,313	673,220	86,429
Interest expense	226,915	33,080	901,512	10,695
Licensing fees	64,681	9,191	71,824	9,233
Fund servicing fees	25,140	5,189	27,696	4,034
Management service fees (Note 6)	19,841	3,775	22,030	2,830
Professional fees	9,539	5,854	9,977	5,644
Reports to shareholders	7,772	1,480	8,519	1,122
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,712	2,712	2,712	2,712
Trustees' fees and expenses	1,671	318	1,854	241
Insurance fees	1,310	249	1,436	189
Other	3,409	648	3,802	491
Total Expenses	972,119	180,801	1,727,574	126,612
Recoupment of expenses to Adviser (Note 6)	—	109	25,130	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(1,765)	—	(6,440)
Net Expenses	972,119	179,145	1,752,704	120,172
Net investment income (loss)	1,238,816	153,473	(72,054)	580,517
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	105,690	(95,336)	781,885	—
In-kind redemptions	11,759,069	2,092,457	22,361,759	—
Swap contracts	43,978,828	4,935,473	73,405,767	(17,001,005)
Net realized gain (loss)	55,843,587	6,932,594	96,549,411	(17,001,005)
Change in net unrealized appreciation (depreciation) on: Investment securities	6,621,859	1,353,229	3,777,353	—
Swap contracts	9,016,583	2,774,647	2,903,295	(3,034,710)
Change in net unrealized appreciation (depreciation)	15,638,442	4,127,876	6,680,648	(3,034,710)
Net realized and unrealized gain (loss)	71,482,029	11,060,470	103,230,059	(20,035,715)
Net increase (decrease) in net assets resulting from operations	$72,720,845	$11,213,943	$103,158,005	$(19,455,198)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares
Investment Income:
Dividend income	$13,060,991	$—	$1,176,718	$852,933
Interest income	17,312,652	4,303,813	1,399,749	2,340,630
Securities lending income	—	—	—	15
Total investment income	30,373,643	4,303,813	2,576,467	3,193,578
Expenses:
Investment advisory fees (Note 6)	7,628,149	551,781	701,728	1,027,873
Interest expense	4,864,592	156,895	360,329	1,436,076
Licensing fees	606,883	43,974	55,854	109,640
Fund servicing fees	308,754	22,944	28,905	41,837
Management service fees (Note 6)	249,620	18,062	22,965	33,634
Reports to shareholders	96,590	7,084	8,918	12,984
Professional fees	64,358	11,933	10,210	12,592
Trustees' fees and expenses	21,022	1,531	1,938	2,822
Insurance fees	16,278	1,194	1,503	2,188
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,712	2,712	2,712	2,712
Other	42,801	3,120	3,947	5,746
Total Expenses	13,904,751	824,222	1,202,001	2,691,096
Less: Investment advisory fees waived (Note 6)	(163,890)	—	—	—
Net Expenses	13,740,861	824,222	1,202,001	2,691,096
Net investment income	16,632,782	3,479,591	1,374,466	502,482
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(8,831,032)	—	(168,914)	(2,183,811)
In-kind redemptions	121,805,156	—	2,691,796	45,870,838
Swap contracts	359,295,892	(74,771,401)	(5,025,922)	160,975,411
Net realized gain (loss)	472,270,016	(74,771,401)	(2,503,040)	204,662,438
Change in net unrealized appreciation (depreciation) on: Investment securities	161,533,738	—	12,499,928	4,360,897
Swap contracts	462,950,044	(36,297,886)	41,050,540	(5,521,740)
Change in net unrealized appreciation (depreciation)	624,483,782	(36,297,886)	53,550,468	(1,160,843)
Net realized and unrealized gain (loss)	1,096,753,798	(111,069,287)	51,047,428	203,501,595
Net increase (decrease) in net assets resulting from operations	$1,113,386,580	$(107,589,696)	$52,421,894	$204,004,077

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily Industrials Bull 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Direxion Daily Real Estate Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Investment Income:
Dividend income	$184,396	$76,327	$844,107	$—
Interest income	231,378	109,474	586,308	2,828,204
Securities lending income	—	14,160	—	—
Total investment income	415,774	199,961	1,430,415	2,828,204
Expenses:
Investment advisory fees (Note 6)	114,279	49,261	242,884	397,305
Interest expense	56,354	26,937	77,880	372,656
Licensing fees	9,089	9,972	19,332	31,697
Professional fees	5,832	5,351	6,793	7,997
Fund servicing fees	5,110	2,485	10,325	16,718
Management service fees (Note 6)	3,739	1,612	7,948	13,007
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,712	2,712	2,712	2,712
Reports to shareholders	1,442	621	3,083	5,139
Trustees' fees and expenses	314	136	668	1,104
Insurance fees	243	105	519	866
Other	640	276	1,362	2,253
Total Expenses	202,746	102,460	376,498	854,446
Recoupment of expenses to Adviser (Note 6)	296	—	9,043	21,463
Less: Reimbursement of expenses from Adviser (Note 6)	(1,934)	(13,125)	(10)	—
Net Expenses	201,108	89,335	385,531	875,909
Net investment income	214,666	110,626	1,044,884	1,952,295
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(126,617)	(683,794)	(1,126,586)	—
In-kind redemptions	1,691,711	1,048,086	2,211,673	—
Swap contracts	5,606,975	(900,957)	3,413,582	(38,636,328)
Net realized gain (loss)	7,172,069	(536,665)	4,498,669	(38,636,328)
Change in net unrealized appreciation (depreciation) on: Investment securities	2,316,140	325,318	1,340,471	—
Swap contracts	5,267,011	2,485,856	2,672,595	(11,176,611)
Change in net unrealized appreciation (depreciation)	7,583,151	2,811,174	4,013,066	(11,176,611)
Net realized and unrealized gain (loss)	14,755,220	2,274,509	8,511,735	(49,812,939)
Net increase (decrease) in net assets resulting from operations	$14,969,886	$2,385,135	$9,556,619	$(47,860,644)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily S&P 500® High Beta Bull 3X Shares	Direxion Daily S&P 500® High Beta Bear 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $21,125, $—, $721 and $—, respectively)	$9,168,482	$366,641	$309,474	$—
Interest income	5,497,887	467,955	642,662	1,175,733
Securities lending income	452	2,534	26	—
Total investment income	14,666,821	837,130	952,162	1,175,733
Expenses:
Investment advisory fees (Note 6)	2,571,844	206,584	259,070	154,872
Interest expense	1,273,392	128,760	131,632	77,982
Licensing fees	137,588	11,252	27,648	16,534
Fund servicing fees	104,518	8,848	11,035	6,816
Management service fees (Note 6)	84,163	6,760	8,480	5,070
Reports to shareholders	32,625	2,617	3,325	2,000
Professional fees	24,096	6,520	6,934	6,158
Trustees' fees and expenses	7,070	567	711	431
Insurance fees	5,498	441	560	337
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,712	2,712	2,712	2,712
Other	14,403	1,155	1,452	881
Total Expenses	4,260,901	379,208	456,551	276,785
Recoupment of expenses to Adviser (Note 6)	—	1	3,348	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(1)	(113)	(2,630)
Net Expenses	4,260,901	379,208	459,786	274,155
Net investment income	10,405,920	457,922	492,376	901,578
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(19,425,761)	(565,741)	104,547	—
In-kind redemptions	73,276,069	5,734,030	10,097,620	—
Swap contracts	171,871,262	12,926,808	22,849,156	(15,462,540)
Net realized gain (loss)	225,721,570	18,095,097	33,051,323	(15,462,540)
Change in net unrealized appreciation (depreciation) on: Investment securities	5,142,510	1,516,891	3,168,860	—
Swap contracts	(38,453,781)	5,353,537	12,145,950	(18,698,713)
Change in net unrealized appreciation (depreciation)	(33,311,271)	6,870,428	15,314,810	(18,698,713)
Net realized and unrealized gain (loss)	192,410,299	24,965,525	48,366,133	(34,161,253)
Net increase (decrease) in net assets resulting from operations	$202,816,219	$25,423,447	$48,858,509	$(33,259,675)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $—, $—, $1,110,795 and $—, respectively)	$522,791	$—	$29,940,492	$—
Interest income	9,308,808	3,230,032	60,293,004	24,211,760
Securities lending income	772,003	—	567,870	—
Total investment income	10,603,602	3,230,032	90,801,366	24,211,760
Expenses:
Investment advisory fees (Note 6)	4,038,737	429,339	32,809,424	3,043,211
Interest expense	3,894,904	228,348	35,936,889	1,022,890
Licensing fees	430,799	45,796	1,312,391	121,743
Fund servicing fees	163,580	17,731	1,322,833	124,358
Management service fees (Note 6)	132,157	14,045	1,073,509	99,618
Reports to shareholders	51,057	5,359	413,126	39,118
Professional fees	34,892	8,126	246,961	27,899
Trustees' fees and expenses	11,097	1,188	90,195	8,416
Insurance fees	8,604	903	69,622	6,592
Exchange listing fees	7,231	2,712	9,038	3,615
Pricing fees	2,992	2,992	2,992	2,992
Other	22,598	2,411	183,549	17,165
Total Expenses	8,798,648	758,950	73,470,529	4,517,617
Recoupment of expenses to Adviser (Note 6)	—	13,331	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(104)	—	—
Less: Investment advisory fees waived (Note 6)	—	—	(10,089,753)	—
Net Expenses	8,798,648	772,177	63,380,776	4,517,617
Net investment income	1,804,954	2,457,855	27,420,590	19,694,143
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(80,934,807)	—	(273,912,969)	—
In-kind redemptions	176,335,951	—	1,621,908,533	—
Swap contracts	160,282,756	(50,085,725)	5,239,891,623	(678,547,353)
Net realized gain (loss)	255,683,900	(50,085,725)	6,587,887,187	(678,547,353)
Change in net unrealized appreciation (depreciation) on: Investment securities	29,267,781	—	664,635,443	—
Swap contracts	200,663,817	4,049,455	53,516,606	(262,089,318)
Change in net unrealized appreciation (depreciation)	229,931,598	4,049,455	718,152,049	(262,089,318)
Net realized and unrealized gain (loss)	485,615,498	(46,036,270)	7,306,039,236	(940,636,671)
Net increase (decrease) in net assets resulting from operations	$487,420,452	$(43,578,415)	$7,333,459,826	$(920,942,528)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares
Investment Income:
Dividend income (net of foreign withholding tax of $18,674, $—, $— and $—, respectively)	$9,267,500	$—	$161,613	$571,832
Interest income	20,791,242	3,133,584	206,022	279,261
Securities lending income	—	—	352	—
Total investment income	30,058,742	3,133,584	367,987	851,093
Expenses:
Investment advisory fees (Note 6)	11,297,896	429,405	101,672	154,487
Interest expense	9,804,755	69,036	44,037	27,626
Licensing fees	898,909	34,192	11,094	12,307
Fund servicing fees	457,370	17,894	4,613	6,767
Management service fees (Note 6)	369,719	14,053	3,327	5,056
Reports to shareholders	143,269	5,465	1,291	1,973
Professional fees	88,902	8,188	5,743	6,143
Trustees' fees and expenses	31,119	1,187	279	426
Insurance fees	24,144	921	218	333
Exchange listing fees	5,422	2,712	2,712	2,712
Pricing fees	2,992	2,992	2,992	2,992
Other	63,378	2,417	569	869
Total Expenses	23,187,875	588,462	178,547	221,691
Recoupment of expenses to Adviser (Note 6)	—	3,068	—	1,752
Less: Reimbursement of expenses from Adviser (Note 6)	—	—	(5,727)	(133)
Less: Investment advisory fees waived (Note 6)	(807,075)	—	—	—
Net Expenses	22,380,800	591,530	172,820	223,310
Net investment income	7,677,942	2,542,054	195,167	627,783
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(29,682,718)	—	(363,876)	(3,783)
In-kind redemptions	351,254,100	—	2,348,738	1,764,065
Swap contracts	712,825,137	(50,912,004)	5,444,905	(108,967)
Net realized gain (loss)	1,034,396,519	(50,912,004)	7,429,767	1,651,315
Change in net unrealized appreciation on: Investment securities	24,645,643	—	1,014,884	1,840,630
Swap contracts	98,179,669	5,856,810	2,230,117	8,026,838
Change in net unrealized appreciation	122,825,312	5,856,810	3,245,001	9,867,468
Net realized and unrealized gain (loss)	1,157,221,831	(45,055,194)	10,674,768	11,518,783
Net increase (decrease) in net assets resulting from operations	$1,164,899,773	$(42,513,140)	$10,869,935	$12,146,566

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Operations (Unaudited)

For the Six Months Ended April 30, 2024

	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$534,879	$—	$55,890,550	$—
Interest income	355,788	485,174	36,137,902	6,366,538
Securities lending income	222	—	329	—
Total investment income	890,889	485,174	92,028,781	6,366,538
Expenses:
Investment advisory fees (Note 6)	162,823	68,884	16,278,157	917,735
Interest expense	20,344	51,300	2,685,248	674,535
Fund servicing fees	7,137	3,326	656,601	37,935
Licensing fees	6,527	4,987	651,140	36,733
Professional fees	6,217	5,515	125,054	11,929
Management service fees (Note 6)	5,330	2,256	532,615	30,045
Pricing fees	2,992	2,992	2,992	2,992
Exchange listing fees	2,712	2,712	5,422	2,712
Reports to shareholders	2,101	901	204,993	11,853
Trustees' fees and expenses	449	191	44,777	2,551
Insurance fees	354	152	34,546	1,997
Other	916	391	91,115	5,203
Total Expenses	217,902	143,607	21,312,660	1,736,220
Recoupment of expenses to Adviser (Note 6)	8,684	4	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(5,058)	—	—
Less: Investment advisory fees waived (Note 6)	—	—	(2,539,015)	—
Net Expenses	226,586	138,553	18,773,645	1,736,220
Net investment income	664,303	346,621	73,255,136	4,630,318
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(392,545)	—	(173,214,165)	—
In-kind redemptions	10,202	—	115,013,552	—
Swap contracts	(1,597,344)	2,485,404	(179,134,761)	(70,777,649)
Net realized gain (loss)	(1,979,687)	2,485,404	(237,335,374)	(70,777,649)
Change in net unrealized appreciation (depreciation) on: Investment securities	1,511,052	—	45,774,427	—
Swap contracts	3,777,479	(5,093,603)	49,886,151	(3,334,890)
Change in net unrealized appreciation (depreciation)	5,288,531	(5,093,603)	95,660,578	(3,334,890)
Net realized and unrealized gain (loss)	3,308,844	(2,608,199)	(141,674,796)	(74,112,539)
Net increase (decrease) in net assets resulting from operations	$3,973,147	$(2,261,578)	$(68,419,660)	$(69,482,221)

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares		Direxion Daily S&P 500® Bull 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$535,323	$729,677	$24,080,393	$31,361,020
Net realized gain (loss)	11,420,968	(295,132)	1,339,402,796	493,813,559
Change in net unrealized appreciation (depreciation)	13,345,872	(12,052,201)	302,111,864	(245,170,391)
Net increase (decrease) in net assets resulting from operations	25,302,163	(11,617,656)	1,665,595,053	280,004,188
Distributions to shareholders:
Net distributions to shareholders	(523,307)	(561,170)	(23,879,318)	(30,072,958)
Total distributions	(523,307)	(561,170)	(23,879,318)	(30,072,958)
Capital share transactions:
Proceeds from shares sold	30,563,880	25,899,605	5,060,952,488	18,791,731,585
Cost of shares redeemed	(26,167,992)	(21,953,229)	(5,708,405,867)	(18,969,017,688)
Transaction fees (Note 4)	6,931	5,075	1,774,717	6,012,150
Net increase (decrease) in net assets resulting from capital transactions	4,402,819	3,951,451	(645,678,662)	(171,273,953)
Total increase (decrease) in net assets	29,181,675	(8,227,375)	996,037,073	78,657,277
Net assets:
Beginning of year/period	39,573,233	47,800,608	2,625,284,992	2,546,627,715
End of year/period	$68,754,908	$39,573,233	$3,621,322,065	$2,625,284,992
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,400,132	1,300,132	36,400,002	38,600,002
Shares sold	650,000	700,000	48,950,000	247,300,000
Shares repurchased	(550,000)	(600,000)	(54,300,000)	(249,500,000)
Shares outstanding, end of year/period	1,500,132	1,400,132	31,050,002	36,400,002

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bear 3X Shares		Direxion Daily Small Cap Bull 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$13,675,800	$31,861,346	$13,465,715	$17,310,157
Net realized gain (loss)	(190,656,617)	(354,148,994)	408,379,485	(129,596,114)
Change in net unrealized appreciation (depreciation)	(130,524,032)	33,783,805	319,276,057	(382,518,110)
Net increase (decrease) in net assets resulting from operations	(307,504,849)	(288,503,843)	741,121,257	(494,804,067)
Distributions to shareholders:
Net distributions to shareholders	(13,612,734)	(28,572,014)	(14,001,597)	(14,324,864)
Total distributions	(13,612,734)	(28,572,014)	(14,001,597)	(14,324,864)
Capital share transactions:
Proceeds from shares sold	1,388,243,035	8,625,642,166	5,839,923,757	2,970,252,135
Cost of shares redeemed	(1,199,840,115)	(8,508,296,380)	(5,972,327,753)	(2,406,622,006)
Transaction fees (Note 4)	1,053,263	2,974,442	1,636,788	637,100
Net increase (decrease) in net assets resulting from capital transactions	189,456,183	120,320,228	(130,767,208)	564,267,229
Total increase (decrease) in net assets	(131,661,400)	(196,755,629)	596,352,452	55,138,298
Net assets:
Beginning of year/period	690,955,403	887,711,032	1,272,601,099	1,217,462,801
End of year/period	$559,294,003	$690,955,403	$1,868,953,551	$1,272,601,099
Changes in shares outstanding
Shares outstanding, beginning of year/period	40,776,918	39,176,918	55,900,002	31,800,002
Shares sold	122,900,000	499,300,000	162,600,000	94,450,000
Shares repurchased	(107,550,000)	(497,700,000)	(163,350,000)	(70,350,000)
Shares outstanding, end of year/period	56,126,918	40,776,918	55,150,002	55,900,002

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bear 3X Shares		Direxion Daily FTSE China Bull 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$7,610,046	$15,956,558	$17,095,313	$13,479,675
Net realized gain (loss)	(152,297,172)	31,649,820	(323,283,642)	(141,727,273)
Change in net unrealized appreciation (depreciation)	(35,170,985)	108,311,261	364,971,241	41,286,308
Net increase (decrease) in net assets resulting from operations	(179,858,111)	155,917,639	58,782,912	(86,961,290)
Distributions to shareholders:
Net distributions to shareholders	(7,327,462)	(14,268,127)	(16,117,301)	(12,964,676)
Total distributions	(7,327,462)	(14,268,127)	(16,117,301)	(12,964,676)
Capital share transactions:
Proceeds from shares sold	3,427,223,334	3,893,240,098	863,574,329	922,081,035
Cost of shares redeemed	(3,172,862,875)	(4,254,789,353)	(557,675,960)	(411,545,397)
Transaction fees (Note 4)	951,859	1,276,437	143,503	88,718
Net increase (decrease) in net assets resulting from capital transactions	255,312,318	(360,272,818)	306,041,872	510,624,356
Total increase (decrease) in net assets	68,126,745	(218,623,306)	348,707,483	410,698,390
Net assets:
Beginning of year/period	328,541,859	547,165,165	628,055,632	217,357,242
End of year/period	$396,668,604	$328,541,859	$976,763,115	$628,055,632
Changes in shares outstanding
Shares outstanding, beginning of year/period	8,622,797	16,922,797	25,042,767	10,892,767
Shares sold	159,200,000	130,900,000	46,400,000	24,850,000
Shares repurchased	(148,750,000)	(139,200,000)	(27,350,000)	(10,700,000)
Shares outstanding, end of year/period	19,072,797	8,622,797	44,092,767	25,042,767

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE China Bear 3X Shares		Direxion Daily FTSE Europe Bull 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$2,428,551	$4,962,706	$302,072	$651,027
Net realized gain (loss)	10,281,117	(89,498,058)	5,818,054	5,016,440
Change in net unrealized appreciation (depreciation)	(37,362,169)	(32,205,955)	2,779,000	291,715
Net increase (decrease) in net assets resulting from operations	(24,652,501)	(116,741,307)	8,899,126	5,959,182
Distributions to shareholders:
Net distributions to shareholders	(2,231,229)	(4,391,757)	(317,085)	(644,761)
Total distributions	(2,231,229)	(4,391,757)	(317,085)	(644,761)
Capital share transactions:
Proceeds from shares sold	654,744,014	821,426,984	—	10,268,079
Cost of shares redeemed	(585,578,603)	(745,469,074)	(3,366,604)	(16,035,431)
Transaction fees (Note 4)	175,673	223,641	673	3,511
Net increase (decrease) in net assets resulting from capital transactions	69,341,084	76,181,551	(3,365,931)	(5,763,841)
Total increase (decrease) in net assets	42,457,354	(44,951,513)	5,216,110	(449,420)
Net assets:
Beginning of year/period	123,996,541	168,948,054	17,515,768	17,965,188
End of year/period	$166,453,895	$123,996,541	$22,731,878	$17,515,768
Changes in shares outstanding
Shares outstanding, beginning of year/period	10,277,337	4,427,337	1,100,001	1,400,001
Shares sold	52,350,000	79,400,000	—	500,000
Shares repurchased	(45,500,000)	(73,550,000)	(150,000)	(800,000)
Shares outstanding, end of year/period	17,127,337	10,277,337	950,001	1,100,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Emerging Markets Bull 3X Shares		Direxion Daily MSCI Emerging Markets Bear 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$1,608,225	$3,144,412	$445,091	$973,564
Net realized (loss)	(3,679,964)	(11,394,941)	(2,004,743)	(7,782,188)
Change in net unrealized appreciation (depreciation)	23,793,869	5,267,937	(5,931,549)	(9,500,375)
Net increase (decrease) in net assets resulting from operations	21,722,130	(2,982,592)	(7,491,201)	(16,308,999)
Distributions to shareholders:
Net distributions to shareholders	(1,695,943)	(2,726,771)	(450,083)	(854,921)
Total distributions	(1,695,943)	(2,726,771)	(450,083)	(854,921)
Capital share transactions:
Proceeds from shares sold	25,847,347	75,427,616	19,361,089	19,254,406
Cost of shares redeemed	(31,475,910)	(54,069,091)	(19,598,620)	(30,369,698)
Transaction fees (Note 4)	6,992	11,330	5,880	9,111
Net increase (decrease) in net assets resulting from capital transactions	(5,621,571)	21,369,855	(231,651)	(11,106,181)
Total increase (decrease) in net assets	14,404,616	15,660,492	(8,172,935)	(28,270,101)
Net assets:
Beginning of year/period	65,027,555	49,367,063	28,183,062	56,453,163
End of year/period	$79,432,171	$65,027,555	$20,010,127	$28,183,062
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,881,598	2,281,598	1,845,232	2,695,232
Shares sold	900,000	2,400,000	1,650,000	1,500,000
Shares repurchased	(1,100,000)	(1,800,000)	(1,600,000)	(2,350,000)
Shares outstanding, end of year/period	2,681,598	2,881,598	1,895,232	1,845,232

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Mexico Bull 3X Shares		Direxion Daily MSCI South Korea Bull 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$227,032	$283,045	$746,278	$507,329
Net realized gain	4,898,231	6,236,218	3,965,477	2,730,832
Change in net unrealized appreciation (depreciation)	827,175	(3,700,001)	10,136,135	(6,816,848)
Net increase (decrease) in net assets resulting from operations	5,952,438	2,819,262	14,847,890	(3,578,687)
Distributions to shareholders:
Net distributions to shareholders	(202,575)	(286,563)	(774,742)	(436,999)
Total distributions	(202,575)	(286,563)	(774,742)	(436,999)
Capital share transactions:
Proceeds from shares sold	1,650,736	15,750,207	20,149,558	25,600,417
Cost of shares redeemed	(4,400,989)	(19,398,339)	(23,034,318)	(15,628,967)
Transaction fees (Note 4)	880	5,062	4,607	3,313
Net increase (decrease) in net assets resulting from capital transactions	(2,749,373)	(3,643,070)	(2,880,153)	9,974,763
Total increase (decrease) in net assets	3,000,490	(1,110,371)	11,192,995	5,959,077
Net assets:
Beginning of year/period	10,539,247	11,649,618	26,052,976	20,093,899
End of year/period	$13,539,737	$10,539,247	$37,245,971	$26,052,976
Changes in shares outstanding
Shares outstanding, beginning of year/period	566,025	666,025	4,750,001	3,350,001
Shares sold	50,000	650,000	2,850,000	3,150,000
Shares repurchased	(150,000)	(750,000)	(2,700,000)	(1,750,000)
Shares outstanding, end of year/period	466,025	566,025	4,900,001	4,750,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Aerospace & Defense Bull 3X Shares		Direxion Daily Consumer Discretionary Bull 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$1,238,816	$2,101,884	$153,473	$175,074
Net realized gain	55,843,587	38,161,078	6,932,594	2,586,394
Change in net unrealized appreciation (depreciation)	15,638,442	(44,873,426)	4,127,876	(2,661,483)
Net increase (decrease) in net assets resulting from operations	72,720,845	(4,610,464)	11,213,943	99,985
Distributions to shareholders:
Net distributions to shareholders	(1,232,629)	(1,980,147)	(144,795)	(111,347)
Total distributions	(1,232,629)	(1,980,147)	(144,795)	(111,347)
Capital share transactions:
Proceeds from shares sold	12,073,725	103,188,750	2,383,352	13,972,663
Cost of shares redeemed	(81,946,916)	(136,054,284)	(14,226,367)	(13,694,704)
Transaction fees (Note 4)	17,394	33,197	3,015	2,739
Net increase (decrease) in net assets resulting from capital transactions	(69,855,797)	(32,832,337)	(11,840,000)	280,698
Total increase (decrease) in net assets	1,632,419	(39,422,948)	(770,852)	269,336
Net assets:
Beginning of year/period	155,357,207	194,780,155	24,922,153	24,652,817
End of year/period	$156,989,626	$155,357,207	$24,151,301	$24,922,153
Changes in shares outstanding
Shares outstanding, beginning of year/period	9,500,001	10,750,001	1,150,001	1,050,001
Shares sold	500,000	6,150,000	100,000	600,000
Shares repurchased	(3,750,000)	(7,400,000)	(450,000)	(500,000)
Shares outstanding, end of year/period	6,250,001	9,500,001	800,001	1,150,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Dow Jones Internet Bull 3X Shares		Direxion Daily Dow Jones Internet Bear 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income (loss)	$(72,054)	$(51,880)	$580,517	$1,474,338
Net realized gain (loss)	96,549,411	(6,124,890)	(17,001,005)	(11,921,685)
Change in net unrealized appreciation (depreciation)	6,680,648	40,456,291	(3,034,710)	(18,295,105)
Net increase (decrease) in net assets resulting from operations	103,158,005	34,279,521	(19,455,198)	(28,742,452)
Distributions to shareholders:
Net distributions to shareholders	—	—	(656,467)	(1,371,721)
Return of capital	—	(1,546)	—	—
Total distributions	—	(1,546)	(656,467)	(1,371,721)
Capital share transactions:
Proceeds from shares sold	11,494,001	104,197,095	25,185,401	106,583,948
Cost of shares redeemed	(83,123,377)	(122,968,019)	(20,643,801)	(96,028,844)
Transaction fees (Note 4)	17,623	26,754	6,193	28,809
Net increase (decrease) in net assets resulting from capital transactions	(71,611,753)	(18,744,170)	4,547,793	10,583,913
Total increase (decrease) in net assets	31,546,252	15,533,805	(15,563,872)	(19,530,260)
Net assets:
Beginning of year/period	118,634,150	103,100,345	36,652,505	56,182,765
End of year/period	$150,180,402	$118,634,150	$21,088,633	$36,652,505
Changes in shares outstanding
Shares outstanding, beginning of year/period	13,750,001	14,300,001	2,319,952	1,469,952
Shares sold	650,000	14,550,000	3,150,000	5,000,000
Shares repurchased	(5,000,000)	(15,100,000)	(2,550,000)	(4,150,000)
Shares outstanding, end of year/period	9,400,001	13,750,001	2,919,952	2,319,952

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Financial Bull 3X Shares		Direxion Daily Financial Bear 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$16,632,782	$33,079,629	$3,479,591	$5,662,574
Net realized gain (loss)	472,270,016	(9,086,237)	(74,771,401)	(29,113,509)
Change in net unrealized appreciation (depreciation)	624,483,782	(397,372,050)	(36,297,886)	56,575,557
Net increase (decrease) in net assets resulting from operations	1,113,386,580	(373,378,658)	(107,589,696)	33,124,622
Distributions to shareholders:
Net distributions to shareholders	(17,424,298)	(38,385,156)	(3,385,003)	(4,956,381)
Total distributions	(17,424,298)	(38,385,156)	(3,385,003)	(4,956,381)
Capital share transactions:
Proceeds from shares sold	850,004,829	1,239,410,866	1,071,000,109	833,758,977
Cost of shares redeemed	(1,279,822,835)	(1,287,728,240)	(991,859,296)	(885,265,901)
Transaction fees (Note 4)	311,735	282,793	297,558	265,579
Net increase (decrease) in net assets resulting from capital transactions	(429,506,271)	(48,034,581)	79,438,371	(51,241,345)
Total increase (decrease) in net assets	666,456,011	(459,798,395)	(31,536,328)	(23,073,104)
Net assets:
Beginning of year/period	1,432,424,635	1,892,223,030	167,616,899	190,690,003
End of year/period	$2,098,880,646	$1,432,424,635	$136,080,571	$167,616,899
Changes in shares outstanding
Shares outstanding, beginning of year/period	26,799,289	25,699,289	7,753,350	9,303,350
Shares sold	9,300,000	20,750,000	76,650,000	42,550,000
Shares repurchased	(14,550,000)	(19,650,000)	(72,300,000)	(44,100,000)
Shares outstanding, end of year/period	21,549,289	26,799,289	12,103,350	7,753,350

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Healthcare Bull 3X Shares		Direxion Daily Homebuilders & Supplies Bull 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$1,374,466	$3,315,117	$502,482	$520,389
Net realized gain (loss)	(2,503,040)	2,485,755	204,662,438	60,764,388
Change in net unrealized appreciation (depreciation)	53,550,468	(55,554,511)	(1,160,843)	28,643,606
Net increase (decrease) in net assets resulting from operations	52,421,894	(49,753,639)	204,004,077	89,928,383
Distributions to shareholders:
Net distributions to shareholders	(1,635,111)	(3,100,894)	(497,245)	(748,870)
Total distributions	(1,635,111)	(3,100,894)	(497,245)	(748,870)
Capital share transactions:
Proceeds from shares sold	5,496,165	56,773,234	57,253,428	66,139,335
Cost of shares redeemed	(30,438,092)	(45,894,627)	(156,160,275)	(136,936,567)
Transaction fees (Note 4)	7,169	10,576	31,775	32,162
Net increase (decrease) in net assets resulting from capital transactions	(24,934,758)	10,889,183	(98,875,072)	(70,765,070)
Total increase (decrease) in net assets	25,852,025	(41,965,350)	104,631,760	18,414,443
Net assets:
Beginning of year/period	154,064,945	196,030,295	149,559,134	131,144,691
End of year/period	$179,916,970	$154,064,945	$254,190,894	$149,559,134
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,950,008	1,800,008	3,400,000	5,000,000
Shares sold	50,000	600,000	500,000	1,300,000
Shares repurchased	(300,000)	(450,000)	(1,500,000)	(2,900,000)
Shares outstanding, end of year/period	1,700,008	1,950,008	2,400,000	3,400,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Industrials Bull 3X Shares		Direxion Daily Pharmaceutical & Medical Bull 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$214,666	$347,465	$110,626	$156,299
Net realized gain (loss)	7,172,069	3,111,847	(536,665)	(2,266,822)
Change in net unrealized appreciation (depreciation)	7,583,151	(3,585,964)	2,811,174	(4,079,310)
Net increase (decrease) in net assets resulting from operations	14,969,886	(126,652)	2,385,135	(6,189,833)
Distributions to shareholders:
Net distributions to shareholders	(216,380)	(354,278)	(122,921)	(158,160)
Total distributions	(216,380)	(354,278)	(122,921)	(158,160)
Capital share transactions:
Proceeds from shares sold	11,200,540	11,695,357	6,830,588	4,285,507
Cost of shares redeemed	(10,823,485)	(10,347,637)	(4,944,312)	(930,516)
Transaction fees (Note 4)	2,165	2,069	989	186
Net increase in net assets resulting from capital transactions	379,220	1,349,789	1,887,265	3,355,177
Total increase (decrease) in net assets	15,132,726	868,859	4,149,479	(2,992,816)
Net assets:
Beginning of year/period	19,741,772	18,872,913	8,180,207	11,173,023
End of year/period	$34,874,498	$19,741,772	$12,329,686	$8,180,207
Changes in shares outstanding
Shares outstanding, beginning of year/period	700,001	650,001	1,600,001	1,100,001
Shares sold	250,000	350,000	1,000,000	600,000
Shares repurchased	(250,000)	(300,000)	(650,000)	(100,000)
Shares outstanding, end of year/period	700,001	700,001	1,950,001	1,600,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Real Estate Bull 3X Shares		Direxion Daily Real Estate Bear 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$1,044,884	$1,490,577	$1,952,295	$5,370,364
Net realized gain (loss)	4,498,669	(5,947,975)	(38,636,328)	(30,705,437)
Change in net unrealized appreciation (depreciation)	4,013,066	(14,797,199)	(11,176,611)	38,664,711
Net increase (decrease) in net assets resulting from operations	9,556,619	(19,254,597)	(47,860,644)	13,329,638
Distributions to shareholders:
Net distributions to shareholders	(819,099)	(1,269,699)	(2,084,778)	(5,064,803)
Return of capital	—	(9,595)	—	—
Total distributions	(819,099)	(1,279,294)	(2,084,778)	(5,064,803)
Capital share transactions:
Proceeds from shares sold	32,914,056	47,755,605	302,455,164	177,028,894
Cost of shares redeemed	(25,639,349)	(29,784,937)	(294,069,221)	(238,837,953)
Transaction fees (Note 4)	5,723	6,493	88,221	71,651
Net increase (decrease) in net assets resulting from capital transactions	7,280,430	17,977,161	8,474,164	(61,737,408)
Total increase (decrease) in net assets	16,017,950	(2,556,730)	(41,471,258)	(53,472,573)
Net assets:
Beginning of year/period	44,711,317	47,268,047	151,960,810	205,433,383
End of year/period	$60,729,267	$44,711,317	$110,489,552	$151,960,810
Changes in shares outstanding
Shares outstanding, beginning of year/period	7,300,000	4,800,000	2,334,045	3,384,045
Shares sold	3,800,000	5,650,000	7,050,000	3,450,000
Shares repurchased	(2,900,000)	(3,150,000)	(6,950,000)	(4,500,000)
Shares outstanding, end of year/period	8,200,000	7,300,000	2,434,045	2,334,045

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Regional Banks Bull 3X Shares		Direxion Daily Retail Bull 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$10,405,920	$9,912,041	$457,922	$771,755
Net realized gain (loss)	225,721,570	(229,388,819)	18,095,097	(8,445,808)
Change in net unrealized appreciation (depreciation)	(33,311,271)	(45,685,169)	6,870,428	(7,932,387)
Net increase (decrease) in net assets resulting from operations	202,816,219	(265,161,947)	25,423,447	(15,606,440)
Distributions to shareholders:
Net distributions to shareholders	(9,313,381)	(9,723,478)	(410,244)	(826,260)
Total distributions	(9,313,381)	(9,723,478)	(410,244)	(826,260)
Capital share transactions:
Proceeds from shares sold	518,299,181	1,112,836,754	26,304,730	39,275,537
Cost of shares redeemed	(531,954,245)	(602,740,553)	(44,168,982)	(34,916,098)
Transaction fees (Note 4)	116,080	137,290	10,628	7,856
Net increase (decrease) in net assets resulting from capital transactions	(13,538,984)	510,233,491	(17,853,624)	4,367,295
Total increase (decrease) in net assets	179,963,854	235,348,066	7,159,579	(12,065,405)
Net assets:
Beginning of year/period	447,780,629	212,432,563	38,954,219	51,019,624
End of year/period	$627,744,483	$447,780,629	$46,113,798	$38,954,219
Changes in shares outstanding
Shares outstanding, beginning of year/period	9,973,935	709,859	7,621,105	6,271,105
Shares sold	6,900,000	17,385,000	3,150,000	5,800,000
Shares repurchased	(6,950,000)	(8,120,924)	(5,200,000)	(4,450,000)
Shares outstanding, end of year/period	9,923,935	9,973,935	5,571,105	7,621,105

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® High Beta Bull 3X Shares		Direxion Daily S&P 500® High Beta Bear 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$492,376	$413,255	$901,578	$2,059,898
Net realized gain (loss)	33,051,323	12,118,699	(15,462,540)	(25,035,751)
Change in net unrealized appreciation (depreciation)	15,314,810	(16,677,923)	(18,698,713)	5,370,298
Net increase (decrease) in net assets resulting from operations	48,858,509	(4,145,969)	(33,259,675)	(17,605,555)
Distributions to shareholders:
Net distributions to shareholders	(468,651)	(383,793)	(962,069)	(1,776,769)
Total distributions	(468,651)	(383,793)	(962,069)	(1,776,769)
Capital share transactions:
Proceeds from shares sold	6,754,614	57,992,938	53,279,391	123,123,807
Cost of shares redeemed	(63,004,878)	(63,528,590)	(42,425,441)	(108,582,683)
Transaction fees (Note 4)	13,574	13,806	12,727	32,572
Net increase (decrease) in net assets resulting from capital transactions	(56,236,690)	(5,521,846)	10,866,677	14,573,696
Total decrease in net assets	(7,846,832)	(10,051,608)	(23,355,067)	(4,808,628)
Net assets:
Beginning of year/period	59,182,957	69,234,565	61,619,048	66,427,676
End of year/period	$51,336,125	$59,182,957	$38,263,981	$61,619,048
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,814,370	2,714,370	1,025,454	770,683
Shares sold	200,000	2,100,000	1,800,000	2,295,000
Shares repurchased	(1,700,000)	(2,000,000)	(1,400,000)	(2,040,229)
Shares outstanding, end of year/period	1,314,370	2,814,370	1,425,454	1,025,454

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Biotech Bull 3X Shares[1]		Direxion Daily S&P Biotech Bear 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$1,804,954	$6,689,908	$2,457,855	$3,439,371
Net realized gain (loss)	255,683,900	(385,343,790)	(50,085,725)	15,206,346
Change in net unrealized appreciation (depreciation)	229,931,598	(367,624,729)	4,049,455	22,122,182
Net increase (decrease) in net assets resulting from operations	487,420,452	(746,278,611)	(43,578,415)	40,767,899
Distributions to shareholders:
Net distributions to shareholders	(3,922,372)	(1,704,008)	(2,027,573)	(3,401,055)
Total distributions	(3,922,372)	(1,704,008)	(2,027,573)	(3,401,055)
Capital share transactions:
Proceeds from shares sold	934,283,851	1,907,865,730	658,025,022	1,009,371,534
Cost of shares redeemed	(1,146,478,463)	(1,642,625,529)	(572,460,409)	(1,175,141,339)
Transaction fees (Note 4)	270,538	400,518	171,738	352,543
Net increase (decrease) in net assets resulting from capital transactions	(211,924,074)	265,640,719	85,736,351	(165,417,262)
Total increase (decrease) in net assets	271,574,006	(482,341,900)	40,130,363	(128,050,418)
Net assets:
Beginning of year/period	677,504,917	1,159,846,817	61,924,350	189,974,768
End of year/period	$949,078,923	$677,504,917	$102,054,713	$61,924,350
Changes in shares outstanding
Shares outstanding, beginning of year/period	12,445,580	7,813,080	2,316,024	9,416,024
Shares sold	8,585,000	16,910,000	71,650,000	62,500,000
Shares repurchased	(10,556,094)	(12,277,500)	(63,850,000)	(69,600,000)
Shares outstanding, end of year/period	10,474,486	12,445,580	10,116,024	2,316,024

1  Effective December 4, 2023, the Fund had a 1:20 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:20 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bull 3X Shares		Direxion Daily Semiconductor Bear 3X Shares[1]
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$27,420,590	$42,961,896	$19,694,143	$46,921,429
Net realized gain (loss)	6,587,887,187	1,720,324,932	(678,547,353)	(1,440,154,710)
Change in net unrealized appreciation (depreciation)	718,152,049	839,332,544	(262,089,318)	89,548,417
Net increase (decrease) in net assets resulting from operations	7,333,459,826	2,602,619,372	(920,942,528)	(1,303,684,864)
Distributions to shareholders:
Net distributions to shareholders	(26,189,658)	(43,096,740)	(18,992,120)	(43,792,551)
Total distributions	(26,189,658)	(43,096,740)	(18,992,120)	(43,792,551)
Capital share transactions:
Proceeds from shares sold	12,880,451,870	10,580,937,669	3,974,084,956	9,770,072,277
Cost of shares redeemed	(15,305,553,675)	(11,207,940,372)	(3,060,234,103)	(8,305,932,790)
Transaction fees (Note 4)	4,063,361	2,957,947	1,700,991	2,472,680
Net increase (decrease) in net assets resulting from capital transactions	(2,421,038,444)	(624,044,756)	915,551,844	1,466,612,167
Total increase (decrease) in net assets	4,886,231,724	1,935,477,876	(24,382,804)	119,134,752
Net assets:
Beginning of year/period	5,409,550,146	3,474,072,270	710,105,701	590,970,949
End of year/period	$10,295,781,870	$5,409,550,146	$685,722,897	$710,105,701
Changes in shares outstanding
Shares outstanding, beginning of year/period	362,550,060	390,950,060	5,242,344	992,344
Shares sold	368,700,000	617,300,000	73,130,000	61,115,000
Shares repurchased	(461,100,000)	(645,700,000)	(59,635,822)	(56,865,000)
Shares outstanding, end of year/period	270,150,060	362,550,060	18,736,522	5,242,344

1  Effective April 15, 2024, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Technology Bull 3X Shares		Direxion Daily Technology Bear 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$7,677,942	$8,511,155	$2,542,054	$5,628,820
Net realized gain (loss)	1,034,396,519	726,387,060	(50,912,004)	(104,388,956)
Change in net unrealized appreciation (depreciation)	122,825,312	115,113,941	5,856,810	(36,021,980)
Net increase (decrease) in net assets resulting from operations	1,164,899,773	850,012,156	(42,513,140)	(134,782,116)
Distributions to shareholders:
Net distributions to shareholders	(7,861,817)	(8,366,866)	(2,484,778)	(4,968,948)
Total distributions	(7,861,817)	(8,366,866)	(2,484,778)	(4,968,948)
Capital share transactions:
Proceeds from shares sold	2,532,002,166	1,413,005,654	1,051,876,206	1,129,604,048
Cost of shares redeemed	(3,004,588,389)	(1,608,844,840)	(982,625,227)	(1,035,197,838)
Transaction fees (Note 4)	697,803	359,690	294,786	310,560
Net increase (decrease) in net assets resulting from capital transactions	(471,888,420)	(195,479,496)	69,545,765	94,716,770
Total increase (decrease) in net assets	685,149,536	646,165,794	24,547,847	(45,034,294)
Net assets:
Beginning of year/period	2,014,960,734	1,368,794,940	114,500,214	159,534,508
End of year/period	$2,700,110,270	$2,014,960,734	$139,048,061	$114,500,214
Changes in shares outstanding
Shares outstanding, beginning of year/period	47,550,000	53,300,000	7,100,260	3,800,260
Shares sold	37,350,000	34,000,000	114,800,000	56,350,000
Shares repurchased	(43,750,000)	(39,750,000)	(106,700,000)	(53,050,000)
Shares outstanding, end of year/period	41,150,000	47,550,000	15,200,260	7,100,260

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Transportation Bull 3X Shares		Direxion Daily Utilities Bull 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$195,167	$376,536	$627,783	$653,332
Net realized gain (loss)	7,429,767	(627,835)	1,651,315	(4,821,348)
Change in net unrealized appreciation (depreciation)	3,245,001	(326,794)	9,867,468	(4,719,266)
Net increase (decrease) in net assets resulting from operations	10,869,935	(578,093)	12,146,566	(8,887,282)
Distributions to shareholders:
Net distributions to shareholders	(226,584)	(358,776)	(672,660)	(565,817)
Total distributions	(226,584)	(358,776)	(672,660)	(565,817)
Capital share transactions:
Proceeds from shares sold	2,208,258	6,300,874	15,531,449	47,512,186
Cost of shares redeemed	(10,008,206)	(11,184,977)	(23,621,445)	(22,114,430)
Transaction fees (Note 4)	2,002	2,694	5,141	4,423
Net increase (decrease) in net assets resulting from capital transactions	(7,797,946)	(4,881,409)	(8,084,855)	25,402,179
Total increase (decrease) in net assets	2,845,405	(5,818,278)	3,389,051	15,949,080
Net assets:
Beginning of year/period	17,424,232	23,242,510	37,831,705	21,882,625
End of year/period	$20,269,637	$17,424,232	$41,220,756	$37,831,705
Changes in shares outstanding
Shares outstanding, beginning of year/period	900,001	1,050,001	2,100,001	750,001
Shares sold	100,000	250,000	800,000	2,100,000
Shares repurchased	(300,000)	(400,000)	(1,150,000)	(750,000)
Shares outstanding, end of year/period	700,001	900,001	1,750,001	2,100,001

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bull 3X Shares		Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$664,303	$846,763	$346,621	$979,531
Net realized gain (loss)	(1,979,687)	(7,179,054)	2,485,404	927,443
Change in net unrealized appreciation (depreciation)	5,288,531	(3,657,657)	(5,093,603)	371,604
Net increase (decrease) in net assets resulting from operations	3,973,147	(9,989,948)	(2,261,578)	2,278,578
Distributions to shareholders:
Net distributions to shareholders	(557,307)	(733,853)	(385,698)	(868,392)
Total distributions	(557,307)	(733,853)	(385,698)	(868,392)
Capital share transactions:
Proceeds from shares sold	12,644,164	48,828,705	2,969,235	14,265,610
Cost of shares redeemed	(19,345,299)	(18,107,208)	(13,718,359)	(42,207,200)
Transaction fees (Note 4)	5,678	5,288	4,116	25,274
Net increase (decrease) in net assets resulting from capital transactions	(6,695,457)	30,726,785	(10,745,008)	(27,916,316)
Total increase (decrease) in net assets	(3,279,617)	20,002,984	(13,392,284)	(26,506,130)
Net assets:
Beginning of year/period	44,284,720	24,281,736	29,629,318	56,135,448
End of year/period	$41,005,103	$44,284,720	$16,237,034	$29,629,318
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,950,000	850,000	1,800,000	3,950,000
Shares sold	500,000	1,700,000	200,000	1,050,000
Shares repurchased	(700,000)	(600,000)	(950,000)	(3,200,000)
Shares outstanding, end of year/period	1,750,000	1,950,000	1,050,000	1,800,000

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bull 3X Shares[1]		Direxion Daily 20+ Year Treasury Bear 3X Shares
	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023	Six Months Ended April 30, 2024 (Unaudited)	Year Ended October 31, 2023
Operations:
Net investment income	$73,255,136	$52,328,244	$4,630,318	$12,343,378
Net realized gain (loss)	(237,335,374)	(1,037,298,687)	(70,777,649)	96,540,706
Change in net unrealized appreciation (depreciation)	95,660,578	(525,010,582)	(3,334,890)	(86,933,259)
Net increase (decrease) in net assets resulting from operations	(68,419,660)	(1,509,981,025)	(69,482,221)	21,950,825
Distributions to shareholders:
Net distributions to shareholders	(66,136,606)	(43,514,596)	(4,844,783)	(10,844,169)
Total distributions	(66,136,606)	(43,514,596)	(4,844,783)	(10,844,169)
Capital share transactions:
Proceeds from shares sold	8,827,996,837	4,677,431,969	2,163,424,735	1,826,053,350
Cost of shares redeemed	(6,790,027,675)	(1,265,403,706)	(2,204,191,089)	(2,124,903,945)
Transaction fees (Note 4)	1,861,503	385,412	1,446,857	637,471
Net increase (decrease) in net assets resulting from capital transactions	2,039,830,665	3,412,413,675	(39,319,497)	(298,213,124)
Total increase (decrease) in net assets	1,905,274,399	1,858,918,054	(113,646,501)	(287,106,468)
Net assets:
Beginning of year/period	2,296,103,374	437,185,320	401,543,190	688,649,658
End of year/period	$4,201,377,773	$2,296,103,374	$287,896,689	$401,543,190
Changes in shares outstanding
Shares outstanding, beginning of year/period	57,830,000	6,235,000	7,797,044	17,297,044
Shares sold	163,475,000	71,190,000	62,250,000	52,900,000
Shares repurchased	(125,556,614)	(19,595,000)	(63,050,000)	(62,400,000)
Shares outstanding, end of year/period	95,748,386	57,830,000	6,997,044	7,797,044

1  Effective December 4, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2024

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Mid Cap Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	$28.26	$0.35	$0.43	$17.55	$17.90	$(0.33)	$—	$—	$(0.33)	$45.83	63.35%	$68,755	1.31%	1.30%	1.60%	0.95%	0.94%	1.96%	71%
For the Year Ended October 31, 2023	36.77	0.53	0.63	(8.65)	(8.12)	(0.39)	—	—	(0.39)	28.26	-22.31%	39,573	1.23%	1.24%	1.39%	0.95%	0.96%	1.67%	17%
For the Year Ended October 31, 2022	67.09	0.15	0.17	(30.47)	(30.32)	—	—	—	—	36.77	-45.19%	47,801	0.98%	0.99%	0.31%	0.95%	0.96%	0.34%	54%
For the Year Ended October 31, 2021	22.89	(0.08)	(0.07)	44.29	44.21	(0.01)	—	—	(0.01)	67.09	193.19%	90,584	0.96%	0.95%	(0.14)%	0.95%	0.94%	(0.13)%	33%
For the Year Ended October 31, 2020	42.25	0.06	0.08	(19.24)	(19.18)	(0.17)	—	(0.01)	(0.18)	22.89	-45.61%	40,055	1.00%	1.06%	0.25%	0.95%	1.01%	0.30%	91%
For the Year Ended October 31, 2019	38.45	0.30	0.35	3.84	4.14	(0.34)	—	—	(0.34)	42.25	11.04%	46,481	1.08%	1.12%	0.75%	0.95%	0.99%	0.88%	23%
Direxion Daily S&P 500® Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	72.12	0.71	1.03	44.50	45.21	(0.70)	—	—	(0.70)	116.63	62.69%	3,621,322	1.43%	1.51%	1.30%	0.83%	0.91%	1.90%	1%
For the Year Ended October 31, 2023	65.97	0.87	1.20	6.12	6.99	(0.84)	—	—	(0.84)	72.12	10.54%	2,625,285	1.31%	1.35%	1.10%	0.88%	0.92%	1.53%	65%
For the Year Ended October 31, 2022	130.30	0.22	0.25	(64.36)	(64.14)	(0.19)	—	—	(0.19)	65.97	-49.27%	2,546,628	0.91%	0.96%	0.23%	0.88%	0.93%	0.26%	113%
For the Year Ended October 31, 2021	48.08	0.13	0.14	82.25	82.38	(0.16)	—	—	(0.16)	130.30	171.57%	3,348,750	0.91%	0.93%	0.14%	0.90%	0.92%	0.15%	28%
For the Year Ended October 31, 2020	55.25	0.16	0.20	(7.02)	(6.86)	(0.31)	—	—	(0.31)	48.08	-12.54%	1,331,734	1.03%	1.04%	0.34%	0.95%	0.96%	0.42%	223%
For the Year Ended October 31, 2019	43.04	0.45	0.56	12.26	12.71	(0.50)	—	—	(0.50)	55.25	29.95%	947,851	1.19%	1.19%	0.98%	0.95%	0.95%	1.22%	86%
Direxion Daily S&P 500® Bear 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	16.94	0.24	0.25	(6.98)	(6.74)	(0.24)	—	—	(0.24)	9.96	-39.78%	559,294	1.10%	1.10%	4.50%	0.91%	0.91%	4.69%	0%
For the Year Ended October 31, 2023	22.66	0.58	0.61	(5.75)	(5.17)	(0.55)	—	—	(0.55)	16.94	-22.66%	690,955	1.17%	1.15%	3.49%	0.94%	0.92%	3.72%	0%
For the Year Ended October 31, 2022	18.78	0.04	0.07	3.84	3.88	—	—	—	—	22.66	20.66%	887,711	1.08%	1.06%	0.20%	0.95%	0.93%	0.33%	0%
For the Year Ended October 31, 2021	61.00	(0.27)	(0.27)	(41.95)	(42.22)	—	—	—	—	18.78	-69.21%	388,357	0.95%	0.92%	(0.92)%	0.95%	0.92%	(0.92)%	0%
For the Year Ended October 31, 2020	160.60	(0.40)	(0.40)	(98.60)	(99.00)	(0.40)	—	(0.20)	(0.60)	61.00	-61.87%	803,180	0.96%	0.99%	(0.45)%	0.95%	0.98%	(0.44)%	0%
For the Year Ended October 31, 2019	259.20	2.90	2.90	(98.60)	(95.70)	(2.90)	—	—	(2.90)	160.60	-37.21%	488,984	0.96%	0.96%	1.44%	0.95%	0.95%	1.45%	0%
Direxion Daily Small Cap Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	22.77	0.24	0.30	11.12	11.36	(0.24)	—	—	(0.24)	33.89	49.77%	1,868,954	1.21%	1.23%	1.31%	0.87%	0.89%	1.65%	112%
For the Year Ended October 31, 2023	38.28	0.48	0.59	(15.61)	(15.13)	(0.38)	—	—	(0.38)	22.77	-39.82%	1,272,601	1.24%	1.24%	1.43%	0.91%	0.91%	1.76%	102%
For the Year Ended October 31, 2022	93.14	0.11	0.13	(54.92)	(54.81)	(0.05)	—	—	(0.05)	38.28	-58.86%	1,217,463	0.94%	0.94%	0.22%	0.91%	0.91%	0.25%	114%
For the Year Ended October 31, 2021	32.03	(0.23)	(0.22)	61.35	61.12	(0.01)	—	—	(0.01)	93.14	190.83%	1,499,519	0.91%	0.91%	(0.28)%	0.90%	0.90%	(0.27)%	62%
For the Year Ended October 31, 2020	59.64	0.02	0.05	(27.47)	(27.45)	(0.12)	—	(0.04)	(0.16)	32.03	-46.16%	831,202	1.03%	1.01%	0.06%	0.95%	0.93%	0.14%	76%
For the Year Ended October 31, 2019	61.79	0.32	0.46	(2.17)	(1.85)	(0.30)	—	—	(0.30)	59.64	-2.88%	730,592	1.18%	1.17%	0.56%	0.95%	0.94%	0.79%	53%
Direxion Daily Small Cap Bear 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	38.10	0.38	0.43	(17.33)	(16.95)	(0.35)	—	—	(0.35)	20.80	-44.43%	396,669	1.39%	1.39%	3.91%	0.89%	0.89%	4.41%	0%
For the Year Ended October 31, 2023	32.33	0.99	1.10	5.76	6.75	(0.98)	—	—	(0.98)	38.10	21.75%	328,542	1.30%	1.30%	3.45%	0.90%	0.90%	3.85%	0%
For the Year Ended October 31, 2022	26.89	0.01	0.04	5.43	5.44	—	—	—	—	32.33	20.23%	547,165	0.99%	0.99%	0.04%	0.91%	0.91%	0.12%	0%
For the Year Ended October 31, 2021	124.40	(0.33)	(0.33)	(97.18)	(97.51)	—	—	—	—	26.89	-78.38%	504,783	0.94%	0.90%	(0.91)%	0.94%	0.90%	(0.91)%	0%
For the Year Ended October 31, 2020	345.52	(0.88)	(0.88)	(218.88)	(219.76)	(0.96)	—	(0.40)	(1.36)	124.40	-63.86%	545,802	0.97%	0.97%	(0.46)%	0.95%	0.95%	(0.44)%	0%
For the Year Ended October 31, 2019	462.40	5.44	5.60	(116.64)	(111.20)	(5.68)	—	—	(5.68)	345.52	-24.30%	321,403	0.99%	0.99%	1.36%	0.95%	0.95%	1.40%	0%
Direxion Daily FTSE China Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	25.08	0.40	0.41	(2.89)	(2.49)	(0.44)	—	—	(0.44)	22.15	-9.74%	976,763	1.05%	1.04%	4.18%	0.93%	0.92%	4.30%	52%
For the Year Ended October 31, 2023	19.95	0.86	0.93	5.21	6.07	(0.94)	—	—	(0.94)	25.08	28.74%	628,056	1.15%	1.14%	2.23%	0.95%	0.94%	2.43%	126%
For the Year Ended October 31, 2022	223.80	0.70	0.71	(204.20)	(203.50)	(0.35)	—	—	(0.35)	19.95	-91.06%	217,357	0.97%	0.97%	0.78%	0.95%	0.95%	0.80%	102%
For the Year Ended October 31, 2021	335.60	0.60	0.60	(109.60)	(109.00)	(2.80)	—	—	(2.80)	223.80	-32.82%	482,288	0.95%	0.93%	0.17%	0.95%	0.93%	0.17%	50%
For the Year Ended October 31, 2020	361.00	3.00	3.20	(24.80)	(21.80)	(3.20)	—	(0.40)	(3.60)	335.60	-6.03%	260,909	0.99%	1.01%	0.96%	0.95%	0.97%	1.00%	264%
For the Year Ended October 31, 2019	357.00	4.40	4.80	4.00	8.40	(4.40)	—	—	(4.40)	361.00	2.23%	329,403	1.05%	1.07%	1.12%	0.95%	0.97%	1.22%	142%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2024

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily FTSE China Bear 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	$12.07	$0.23	$0.27	$(2.34)	$(2.11)	$(0.24)	$—	$—	$(0.24)	$9.72	-17.97%	$166,454	1.58%	1.56%	3.86%	0.95%	0.93%	4.49%	0%
For the Year Ended October 31, 2023	38.16	0.34	0.41	(26.10)	(25.76)	(0.33)	—	—	(0.33)	12.07	-67.40%	123,997	1.58%	1.58%	3.29%	0.95%	0.95%	3.92%	0%
For the Year Ended October 31, 2022	16.86	0.02	0.03	21.28	21.30	—	—	—	—	38.16	126.33%	168,948	1.06%	1.06%	0.09%	0.95%	0.95%	0.20%	0%
For the Year Ended October 31, 2021	20.91	(0.14)	(0.14)	(3.91)	(4.05)	—	—	—	—	16.86	-19.37%	66,230	0.95%	0.98%	(0.93)%	0.95%	0.98%	(0.93)%	0%
For the Year Ended October 31, 2020	49.94	(0.05)	(0.04)	(28.78)	(28.83)	(0.11)	—	(0.09)	(0.20)	20.91	-57.94%	44,477	0.98%	1.03%	(0.14)%	0.95%	1.00%	(0.11)%	0%
For the Year Ended October 31, 2019	71.04	0.65	0.71	(21.04)	(20.39)	(0.71)	—	—	(0.71)	49.94	-28.74%	78,771	1.05%	1.09%	1.27%	0.95%	0.99%	1.37%	0%
Direxion Daily FTSE Europe Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	15.92	0.29	0.33	8.02	8.31	(0.30)	—	—	(0.30)	23.93	52.18%	22,732	1.30%	1.31%	2.56%	0.95%	0.96%	2.91%	0%
For the Year Ended October 31, 2023	12.83	0.48	0.59	3.11	3.59	(0.50)	—	—	(0.50)	15.92	27.29%	17,516	1.48%	1.48%	2.36%	0.95%	0.95%	2.89%	15%
For the Year Ended October 31, 2022	38.34	0.28	0.29	(25.53)	(25.25)	(0.26)	—	—	(0.26)	12.83	-66.00%	17,965	0.98%	0.99%	1.16%	0.95%	0.96%	1.19%	0%
For the Year Ended October 31, 2021	14.48	0.15	0.15	23.85	24.00	(0.14)	—	—	(0.14)	38.34	165.99%	47,924	0.96%	0.93%	0.45%	0.95%	0.92%	0.46%	51%
For the Year Ended October 31, 2020	29.27	0.09	0.11	(14.74)	(14.65)	(0.14)	—	—	(0.14)	14.48	-50.09%	13,757	1.03%	1.09%	0.43%	0.95%	1.01%	0.51%	101%
For the Year Ended October 31, 2019	24.54	0.36	0.42	4.79	5.15	(0.42)	—	—	(0.42)	29.27	21.25%	27,804	1.18%	1.20%	1.41%	0.95%	0.97%	1.64%	111%
Direxion Daily MSCI Emerging Markets Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	22.57	0.57	0.60	7.09	7.66	(0.61)	—	—	(0.61)	29.62	33.97%	79,432	1.16%	1.17%	4.04%	0.95%	0.96%	4.25%	159%
For the Year Ended October 31, 2023	21.64	1.11	1.17	0.75	1.86	(0.93)	—	—	(0.93)	22.57	7.70%	65,028	1.15%	1.17%	3.66%	0.95%	0.97%	3.86%	320%
For the Year Ended October 31, 2022	81.27	0.37	0.38	(60.00)	(59.63)	—	—	—	—	21.64	-73.37%	49,367	0.96%	0.97%	0.74%	0.95%	0.96%	0.75%	262%
For the Year Ended October 31, 2021	59.82	(0.15)	(0.14)	21.73	21.58	(0.09)	—	(0.04)	(0.13)	81.27	36.04%	169,181	0.96%	0.94%	(0.16)%	0.95%	0.93%	(0.15)%	87%
For the Year Ended October 31, 2020	73.05	0.27	0.31	(13.07)	(12.80)	(0.43)	—	—	(0.43)	59.82	-16.88%	136,479	1.02%	1.04%	0.46%	0.95%	0.97%	0.53%	192%
For the Year Ended October 31, 2019	62.74	0.90	0.96	10.28	11.18	(0.87)	—	—	(0.87)	73.05	17.72%	188,596	1.04%	1.06%	1.24%	0.95%	0.97%	1.33%	66%
Direxion Daily MSCI Emerging Markets Bear 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	15.27	0.24	0.26	(4.70)	(4.46)	(0.25)	—	—	(0.25)	10.56	-29.25%	20,010	1.31%	1.61%	4.18%	0.95%	1.25%	4.54%	0%
For the Year Ended October 31, 2023	20.95	0.44	0.50	(5.71)	(5.27)	(0.41)	—	—	(0.41)	15.27	-24.78%	28,183	1.41%	1.61%	3.36%	0.95%	1.15%	3.82%	0%
For the Year Ended October 31, 2022	9.03	(0.00)[10]	0.02	11.92	11.92	—	—	—	—	20.95	132.00%	56,453	1.10%	1.23%	—%	0.95%	1.08%	0.15%	0%
For the Year Ended October 31, 2021	17.25	(0.08)	(0.08)	(8.14)	(8.22)	—	—	—	—	9.03	-47.65%	26,590	0.95%	1.17%	(0.93)%	0.95%	1.17%	(0.93)%	0%
For the Year Ended October 31, 2020	42.02	(0.04)	(0.03)	(24.56)	(24.60)	(0.11)	—	(0.06)	(0.17)	17.25	-58.79%	38,720	0.98%	1.08%	(0.12)%	0.95%	1.05%	(0.09)%	0%
For the Year Ended October 31, 2019	64.78	0.63	0.67	(22.66)	(22.03)	(0.73)	—	—	(0.73)	42.02	-34.15%	62,837	1.02%	1.08%	1.32%	0.95%	1.01%	1.39%	0%
Direxion Daily MSCI Mexico Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	18.62	0.45	0.53	10.38	10.83	(0.40)	—	—	(0.40)	29.05	57.88%	13,540	1.45%	1.51%	2.93%	0.95%	1.01%	3.43%	30%
For the Year Ended October 31, 2023	17.49	0.47	0.77	1.10	1.57	(0.44)	—	—	(0.44)	18.62	8.49%	10,539	2.12%	2.20%	1.88%	0.95%	1.03%	3.05%	71%
For the Year Ended October 31, 2022	16.62	0.21	0.21	0.83	1.04	(0.17)	—	—	(0.17)	17.49	6.35%	11,650	0.98%	1.09%	1.27%	0.95%	1.06%	1.30%	25%
For the Year Ended October 31, 2021	6.40	(0.01)	(0.00)[10]	10.27	10.26	(0.04)	—	—	(0.04)	16.62	160.49%	15,225	0.96%	0.99%	(0.04)%	0.95%	0.98%	(0.03)%	180%
For the Year Ended October 31, 2020	26.06	0.02	0.02	(19.58)	(19.56)	(0.08)	—	(0.02)	(0.10)	6.40	-75.36%	10,660	1.03%	1.26%	0.18%	0.95%	1.18%	0.26%	188%
For the Year Ended October 31, 2019	25.66	0.40	0.43	0.46	0.86	(0.46)	—	—	(0.46)	26.06	3.42%	11,400	1.05%	1.20%	1.69%	0.95%	1.10%	1.79%	325%
Direxion Daily MSCI South Korea Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	5.48	0.16	0.17	2.14	2.30	(0.18)	—	—	(0.18)	7.60	41.47%	37,246	1.30%	1.32%	3.92%	0.95%	0.97%	4.27%	48%
For the Year Ended October 31, 2023	6.00	0.14	0.17	(0.53)	(0.39)	(0.13)	—	—	(0.13)	5.48	-7.30%	26,053	1.32%	1.37%	1.67%	0.95%	1.00%	2.04%	73%
For the Year Ended October 31, 2022	26.12	0.11	0.11	(20.04)	(19.93)	(0.14)	—	(0.05)	(0.19)	6.00	-76.86%	20,094	0.96%	1.01%	0.78%	0.95%	1.00%	0.79%	27%
For the Year Ended October 31, 2021	16.66	(0.27)	(0.27)	9.73	9.46	(0.00)[10]	—	—	(0.00)[10]	26.12	56.80%	47,022	0.96%	0.97%	(0.73)%	0.95%	0.96%	(0.72)%	97%
For the Year Ended October 31, 2020	21.32	(0.00)[10]	0.01	(4.47)	(4.47)	(0.19)	—	—	(0.19)	16.66	-21.27%	25,821	1.01%	1.15%	(0.02)%	0.95%	1.09%	0.04%	327%
For the Year Ended October 31, 2019	24.13	0.16	0.18	(2.78)	(2.62)	(0.19)	—	—	(0.19)	21.32	-10.93%	25,580	1.04%	1.10%	0.71%	0.95%	1.01%	0.80%	149%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2024

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Aerospace & Defense Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	$16.35	$0.17	$0.20	$8.78	$8.95	$(0.18)	$—	$—	$(0.18)	$25.12	54.76%	$156,990	1.20%	1.20%	1.53%	0.92%	0.92%	1.81%	8%
For the Year Ended October 31, 2023	18.12	0.24	0.29	(1.79)	(1.55)	(0.22)	—	—	(0.22)	16.35	-8.70%	155,357	1.21%	1.21%	1.23%	0.93%	0.93%	1.51%	32%
For the Year Ended October 31, 2022	20.58	0.04	0.04	(2.12)	(2.08)	(0.04)	(0.34)	—	(0.38)	18.12	-10.07%	194,780	0.98%	0.97%	0.19%	0.94%	0.93%	0.23%	77%
For the Year Ended October 31, 2021	8.87	(0.03)	(0.03)	11.75	11.72	(0.01)	—	—	(0.01)	20.58	132.19%	280,890	0.96%	0.93%	(0.17)%	0.95%	0.92%	(0.16)%	64%
For the Year Ended October 31, 2020	55.54	0.01	(0.01)	(46.58)	(46.57)	(0.06)	—	(0.04)	(0.10)	8.87	-83.86%	199,485	0.99%	1.02%	0.07%	0.95%	0.98%	0.11%	159%
For the Year Ended October 31, 2019	42.15	0.30	0.46	13.43	13.73	(0.34)	—	—	(0.34)	55.54	32.78%	52,759	1.30%	1.34%	0.63%	0.95%	0.99%	0.98%	54%
Direxion Daily Consumer Discretionary Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	21.67	0.16	0.19	8.52	8.68	(0.16)	—	—	(0.16)	30.19	39.96%	24,151	1.17%	1.18%	0.99%	0.95%	0.96%	1.21%	23%
For the Year Ended October 31, 2023	23.48	0.15	0.28	(1.87)	(1.72)	(0.09)	—	—	(0.09)	21.67	-7.37%	24,922	1.47%	1.50%	0.60%	0.95%	0.98%	1.12%	99%
For the Year Ended October 31, 2022	92.11	(0.12)	(0.08)	(68.51)	(68.63)	—	—	—	—	23.48	-74.51%	24,653	1.03%	1.06%	(0.25)%	0.95%	0.98%	(0.17)%	149%
For the Year Ended October 31, 2021	36.13	(0.33)	(0.33)	56.31	55.98	—	—	—	—	92.11	154.94%	55,264	0.96%	0.99%	(0.54)%	0.95%	0.98%	(0.53)%	18%
For the Year Ended October 31, 2020	31.74	(0.06)	(0.05)	4.52	4.46	(0.07)	—	—	(0.07)	36.13	14.26%	12,647	1.00%	1.46%	(0.20)%	0.95%	1.41%	(0.15)%	101%
For the Period November 29, 2018[9] through October 31, 2019	25.00	0.15	0.18	6.79	6.94	(0.17)	—	(0.03)	(0.20)	31.74	27.83%	6,347	1.08%	2.18%	0.55%	0.95%	2.05%	0.68%	66%
Direxion Daily Dow Jones Internet Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	8.63	(0.01)	0.07	7.36	7.35	—	—	—	—	15.98	85.17%	150,180	1.95%	1.92%	(0.08)%	0.95%	0.92%	0.92%	7%
For the Year Ended October 31, 2023	7.21	(0.00)[10]	0.06	1.42	1.42	(0.00)[10]	—	—	(0.00)[10]	8.63	19.70%	118,634	1.70%	1.68%	(0.04)%	0.95%	0.93%	0.71%	110%
For the Year Ended October 31, 2022	86.93	(0.07)	(0.06)	(76.60)	(76.67)	—	(3.05)	—	(3.05)	7.21	-91.32%	103,100	0.98%	0.99%	(0.39)%	0.95%	0.96%	(0.36)%	55%
For the Year Ended October 31, 2021	45.47	(0.62)	(0.62)	42.08	41.46	—	—	—	—	86.93	91.18%	99,968	0.96%	0.96%	(0.81)%	0.95%	0.95%	(0.80)%	65%
For the Period November 7, 2019[9] through October 31, 2020	25.00	(0.25)	(0.24)	20.74	20.49	(0.02)	—	—	(0.02)	45.47	81.99%	34,100	0.97%	1.14%	(0.66)%	0.95%	1.12%	(0.64)%	123%
Direxion Daily Dow Jones Internet Bear 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	15.80	0.20	0.21	(8.53)	(8.33)	(0.25)	—	—	(0.25)	7.22	-52.80%	21,089	1.04%	1.10%	5.04%	0.95%	1.01%	5.13%	0%
For the Year Ended October 31, 2023	38.22	0.69	0.79	(22.49)	(21.80)	(0.62)	—	—	(0.62)	15.80	-57.09%	36,653	1.44%	1.46%	3.50%	0.95%	0.97%	3.99%	0%
For the Year Ended October 31, 2022	14.39	0.17	0.20	23.67	23.84	(0.01)	—	—	(0.01)	38.22	165.69%	56,183	1.06%	1.11%	0.49%	0.95%	1.00%	0.60%	0%
For the Year Ended October 31, 2021	44.23	(0.18)	(0.18)	(29.66)	(29.84)	—	—	—	—	14.39	-67.47%	4,604	0.95%	1.56%	(0.93)%	0.95%	1.56%	(0.93)%	0%
For the Period November 7, 2019[9] through October 31, 2020	250.00	(0.24)	(0.23)	(204.96)	(205.20)	(0.28)	—	(0.29)	(0.57)	44.23	-82.26%	5,305	0.96%	2.14%	(0.30)%	0.95%	2.13%	(0.29)%	0%
Direxion Daily Financial Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	53.45	0.71	0.91	43.99	44.70	(0.75)	—	—	(0.75)	97.40	83.73%	2,098,881	1.35%	1.37%	1.63%	0.87%	0.89%	2.11%	11%
For the Year Ended October 31, 2023	73.63	1.25	1.41	(20.02)	(18.77)	(1.41)	—	—	(1.41)	53.45	-25.79%	1,432,425	1.12%	1.13%	1.85%	0.89%	0.90%	2.08%	80%
For the Year Ended October 31, 2022	144.45	0.81	0.83	(70.93)	(70.12)	(0.70)	—	—	(0.70)	73.63	-48.61%	1,892,223	0.89%	0.93%	0.82%	0.87%	0.91%	0.84%	109%
For the Year Ended October 31, 2021	33.61	0.52	0.53	110.82	111.34	(0.50)	—	—	(0.50)	144.45	332.26%	3,582,160	0.86%	0.91%	0.56%	0.85%	0.90%	0.57%	70%
For the Year Ended October 31, 2020	80.94	0.32	0.36	(47.34)	(47.02)	(0.31)	—	—	(0.31)	33.61	-58.07%	1,347,638	1.03%	1.03%	0.73%	0.94%	0.94%	0.82%	247%
For the Year Ended October 31, 2019	58.65	0.68	0.88	22.25	22.93	(0.64)	—	(0.00)[10]	(0.64)	80.94	39.44%	1,339,498	1.26%	1.25%	1.04%	0.95%	0.94%	1.35%	29%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2024

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Financial Bear 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	$21.62	$0.28	$0.29	$(10.40)	$(10.12)	$(0.26)	$—	$—	$(0.26)	$11.24	-46.82%	$136,081	1.12%	1.12%	4.73%	0.91%	0.91%	4.94%	0%
For the Year Ended October 31, 2023	20.50	0.61	0.69	1.10	1.71	(0.59)	—	—	(0.59)	21.62	8.57%	167,617	1.35%	1.33%	3.25%	0.93%	0.91%	3.67%	0%
For the Year Ended October 31, 2022	18.33	0.01	0.03	2.16	2.17	—	—	—	—	20.50	11.84%	190,690	1.04%	1.01%	0.05%	0.95%	0.92%	0.14%	0%
For the Year Ended October 31, 2021	118.00	(0.33)	(0.33)	(99.34)	(99.67)	—	—	—	—	18.33	-84.47%	130,234	0.95%	0.92%	(0.93)%	0.95%	0.92%	(0.93)%	0%
For the Year Ended October 31, 2020	261.76	(0.88)	(0.80)	(141.92)	(142.80)	(0.64)	—	(0.32)	(0.96)	118.00	-54.76%	271,668	0.96%	0.98%	(0.48)%	0.95%	0.97%	(0.47)%	0%
For the Year Ended October 31, 2019	449.20	4.72	4.88	(187.52)	(182.80)	(4.64)	—	—	(4.64)	261.76	-40.98%	175,801	0.99%	1.00%	1.37%	0.95%	0.96%	1.41%	0%
Direxion Daily Healthcare Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	79.01	0.77	0.98	26.98	27.75	(0.93)	—	—	(0.93)	105.83	35.13%	179,917	1.29%	1.29%	1.46%	0.90%	0.90%	1.85%	0%
For the Year Ended October 31, 2023	108.91	1.76	1.86	(30.04)	(28.28)	(1.62)	—	—	(1.62)	79.01	-26.23%	154,065	1.02%	1.01%	1.74%	0.92%	0.91%	1.84%	18%
For the Year Ended October 31, 2022	123.96	0.40	0.44	(15.12)	(14.72)	(0.33)	—	—	(0.33)	108.91	-11.85%	196,030	0.98%	0.96%	0.35%	0.95%	0.93%	0.38%	16%
For the Year Ended October 31, 2021	55.70	(0.04)	(0.04)	68.31	68.27	(0.01)	—	—	(0.01)	123.96	122.57%	254,116	0.96%	0.94%	(0.05)%	0.95%	0.93%	(0.04)%	2%
For the Year Ended October 31, 2020	58.15	0.12	0.16	(2.44)	(2.32)	(0.13)	—	—	(0.13)	55.70	-3.85%	103,039	1.01%	1.04%	0.20%	0.95%	0.98%	0.26%	228%
For the Year Ended October 31, 2019	53.02	0.40	0.46	5.16	5.56	(0.43)	—	—	(0.43)	58.15	10.61%	139,550	1.07%	1.08%	0.75%	0.95%	0.96%	0.87%	16%
Direxion Daily Homebuilders & Supplies Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	43.99	0.19	0.72	61.93	62.12	(0.20)	—	—	(0.20)	105.91	141.15%	254,191	1.96%	1.96%	0.37%	0.92%	0.92%	1.41%	24%
For the Year Ended October 31, 2023	26.23	0.14	0.71	17.82	17.96	(0.20)	—	—	(0.20)	43.99	68.45%	149,559	2.10%	2.10%	0.28%	0.93%	0.93%	1.45%	108%
For the Year Ended October 31, 2022	83.28	(0.01)	0.02	(57.04)	(57.05)	—	—	—	—	26.23	-68.50%	131,145	0.97%	0.97%	(0.01)%	0.93%	0.93%	0.03%	98%
For the Year Ended October 31, 2021	39.58	(0.25)	(0.24)	43.95	43.70	—	—	—	—	83.28	110.41%	383,075	0.96%	0.94%	(0.37)%	0.94%	0.92%	(0.35)%	95%
For the Year Ended October 31, 2020	70.39	(0.12)	(0.10)	(30.69)	(30.81)	(0.00)[10]	—	—	(0.00)[10]	39.58	-43.74%	360,141	1.01%	1.02%	(0.34)%	0.95%	0.96%	(0.28)%	134%
For the Year Ended October 31, 2019	28.33	0.15	0.22	42.09	42.24	(0.17)	—	(0.01)	(0.18)	70.39	149.83%	66,870	1.12%	1.17%	0.34%	0.95%	1.00%	0.51%	24%
Direxion Daily Industrials Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	28.20	0.31	0.39	21.61	21.92	(0.30)	—	—	(0.30)	49.82	77.81%	34,874	1.32%	1.33%	1.41%	0.95%	0.96%	1.78%	5%
For the Year Ended October 31, 2023	29.04	0.50	0.60	(0.83)	(0.33)	(0.51)	—	—	(0.51)	28.20	-1.42%	19,742	1.26%	1.30%	1.47%	0.95%	0.99%	1.78%	21%
For the Year Ended October 31, 2022	45.37	0.12	0.13	(16.33)	(16.21)	(0.12)	—	—	(0.12)	29.04	-35.71%	18,873	0.97%	1.01%	0.33%	0.95%	0.99%	0.35%	20%
For the Year Ended October 31, 2021	18.48	(0.00)[10]	(0.00)[10]	26.96	26.96	(0.03)	(0.04)	—	(0.07)	45.37	146.14%	63,520	0.96%	0.96%	(0.01)%	0.95%	0.95%	—%	3%
For the Year Ended October 31, 2020	32.94	0.05	0.06	(14.36)	(14.31)	(0.15)	—	—	(0.15)	18.48	-43.33%	16,636	0.97%	1.44%	0.27%	0.95%	1.42%	0.29%	103%
For the Year Ended October 31, 2019	26.25	0.37	0.39	6.75	7.12	(0.43)	—	—	(0.43)	32.94	27.57%	3,294	1.03%	1.84%	1.25%	0.95%	1.76%	1.33%	228%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	5.11	0.06	0.08	1.22	1.28	(0.07)	—	—	(0.07)	6.32	24.77%	12,330	1.36%	1.56%	1.68%	0.95%	1.15%	2.09%	42%
For the Year Ended October 31, 2023	10.16	0.13	0.14	(5.04)	(4.91)	(0.14)	—	—	(0.14)	5.11	-48.91%	8,180	1.06%	1.37%	1.54%	0.95%	1.26%	1.65%	51%
For the Year Ended October 31, 2022	18.11	0.03	0.04	(7.95)	(7.92)	(0.03)	—	—	(0.03)	10.16	-43.75%	11,173	0.98%	1.11%	0.25%	0.95%	1.08%	0.28%	189%
For the Year Ended October 31, 2021	15.76	(0.09)	(0.08)	2.44	2.35	—	—	—	—	18.11	14.91%	31,693	0.95%	1.07%	(0.39)%	0.95%	1.07%	(0.39)%	115%
For the Year Ended October 31, 2020	15.66	(0.06)	(0.04)	0.16	0.10	(0.00)[10]	—	—	(0.00)[10]	15.76	0.64%	11,029	1.03%	1.38%	(0.34)%	0.95%	1.30%	(0.26)%	165%
For the Year Ended October 31, 2019	26.53	0.12	0.12	(10.80)	(10.68)	(0.18)	—	(0.01)	(0.19)	15.66	-40.41%	8,611	0.97%	1.43%	0.72%	0.95%	1.41%	0.74%	246%
Direxion Daily Real Estate Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	6.12	0.15	0.16	1.25	1.40	(0.11)	—	—	(0.11)	7.41	22.44%	60,729	1.19%	1.16%	3.23%	0.95%	0.92%	3.47%	26%
For the Year Ended October 31, 2023	9.85	0.29	0.31	(3.77)	(3.48)	(0.25)	—	(0.00)[10]	(0.25)	6.12	-36.09%	44,711	1.15%	1.15%	3.09%	0.95%	0.95%	3.29%	45%
For the Year Ended October 31, 2022	26.14	0.25	0.26	(15.16)	(14.91)	(0.25)	(1.13)	—	(1.38)	9.85	-60.04%	47,268	0.98%	0.97%	1.24%	0.95%	0.94%	1.27%	84%
For the Year Ended October 31, 2021	9.03	0.22	0.22	17.08	17.30	(0.19)	—	—	(0.19)	26.14	192.60%	147,704	0.96%	0.94%	1.18%	0.95%	0.93%	1.19%	20%
For the Year Ended October 31, 2020	30.84	0.19	0.19	(21.40)	(21.21)	(0.17)	(0.40)	(0.03)	(0.60)	9.03	-69.35%	49,659	1.01%	1.08%	1.40%	0.95%	1.02%	1.46%	123%
For the Year Ended October 31, 2019	19.59	0.54	0.59	11.20	11.74	(0.49)	—	—	(0.49)	30.84	60.83%	53,969	1.14%	1.22%	2.21%	0.95%	1.03%	2.40%	72%
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2024

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Real Estate Bear 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	$65.11	$0.72	$0.86	$(19.65)	$(18.93)	$(0.79)	$—	$—	$(0.79)	$45.39	-28.75%	$110,490	1.65%	1.61%	3.69%	0.95%	0.91%	4.39%	0%
For the Year Ended October 31, 2023	60.71	1.62	1.87	4.40	6.02	(1.62)	—	—	(1.62)	65.11	10.65%	151,961	1.44%	1.40%	3.24%	0.95%	0.91%	3.73%	0%
For the Year Ended October 31, 2022	41.07	0.37	0.40	19.27	19.64	—	—	—	—	60.71	47.82%	205,433	1.01%	1.03%	0.75%	0.95%	0.97%	0.81%	0%
For the Year Ended October 31, 2021	153.40	(0.64)	(0.64)	(111.69)	(112.33)	—	—	—	—	41.07	-73.23%	19,926	0.95%	1.17%	(0.93)%	0.95%	1.17%	(0.93)%	0%
For the Year Ended October 31, 2020	257.60	(1.10)	(1.10)	(102.20)	(103.30)	(0.60)	—	(0.30)	(0.90)	153.40	-40.31%	45,283	0.96%	1.14%	(0.60)%	0.95%	1.13%	(0.59)%	0%
For the Year Ended October 31, 2019	502.00	5.00	5.00	(244.60)	(239.60)	(4.80)	—	—	(4.80)	257.60	-47.94%	15,495	0.97%	1.28%	1.41%	0.95%	1.26%	1.43%	0%
Direxion Daily Regional Banks Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	44.90	1.13	1.27	18.23	19.36	(1.00)	—	—	(1.00)	63.26	42.71%	627,744	1.24%	1.24%	3.04%	0.87%	0.87%	3.41%	68%
For the Year Ended October 31, 2023	299.30	1.88	2.22	(254.52)	(252.64)	(1.76)	—	—	(1.76)	44.90	-84.66%	447,781	1.38%	1.38%	2.67%	0.90%	0.90%	3.15%	149%
For the Year Ended October 31, 2022	510.20	3.70	3.90	(211.00)	(207.30)	(3.60)	—	—	(3.60)	299.30	-40.71%	212,433	0.93%	0.93%	0.94%	0.89%	0.89%	0.98%	138%
For the Year Ended October 31, 2021	131.90	2.80	2.80	378.30	381.10	(2.80)	—	—	(2.80)	510.20	290.09%	441,276	0.91%	0.89%	0.70%	0.90%	0.88%	0.71%	147%
For the Year Ended October 31, 2020	831.20	2.10	2.10	(696.90)	(694.80)	(4.50)	—	—	(4.50)	131.90	-83.83%	111,397	0.97%	1.00%	1.64%	0.95%	0.98%	1.66%	331%
For the Year Ended October 31, 2019	994.40	14.00	14.40	(163.00)	(149.00)	(14.20)	—	—	(14.20)	831.20	-14.83%	20,780	0.99%	1.07%	1.64%	0.95%	1.03%	1.68%	81%
Direxion Daily Retail Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	5.11	0.07	0.09	3.16	3.23	(0.06)	—	—	(0.06)	8.28	63.09%	46,114	1.38%	1.38%	1.66%	0.91%	0.91%	2.13%	36%
For the Year Ended October 31, 2023	8.14	0.11	0.13	(3.03)	(2.92)	(0.11)	—	—	(0.11)	5.11	-36.13%	38,954	1.21%	1.20%	1.54%	0.93%	0.92%	1.82%	146%
For the Year Ended October 31, 2022	41.95	0.13	0.13	(33.83)	(33.70)	(0.11)	—	—	(0.11)	8.14	-80.48%	51,020	0.98%	0.95%	0.74%	0.95%	0.92%	0.77%	83%
For the Year Ended October 31, 2021	8.58	(0.09)	(0.08)	33.46	33.37	(0.00)[10]	—	—	(0.00)[10]	41.95	389.07%	128,839	0.97%	0.92%	(0.24)%	0.95%	0.90%	(0.22)%	112%
For the Year Ended October 31, 2020	9.43	0.01	0.01	(0.82)	(0.81)	(0.02)	—	(0.02)	(0.04)	8.58	-7.65%	22,485	0.99%	1.17%	0.12%	0.95%	1.13%	0.16%	171%
For the Year Ended October 31, 2019	14.76	0.13	0.13	(5.34)	(5.21)	(0.12)	—	—	(0.12)	9.43	-35.35%	12,967	1.01%	1.16%	1.15%	0.95%	1.10%	1.21%	84%
Direxion Daily S&P 500® High Beta Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	21.03	0.27	0.34	18.03	18.30	(0.27)	—	—	(0.27)	39.06	86.90%	51,336	1.33%	1.32%	1.43%	0.95%	0.94%	1.81%	44%
For the Year Ended October 31, 2023	25.51	0.18	0.33	(4.48)	(4.30)	(0.18)	—	—	(0.18)	21.03	-17.09%	59,183	1.42%	1.43%	0.60%	0.95%	0.96%	1.07%	147%
For the Year Ended October 31, 2022	75.48	(0.07)	(0.04)	(49.90)	(49.97)	—	—	—	—	25.51	-66.20%	69,235	1.01%	1.01%	(0.16)%	0.95%	0.95%	(0.10)%	144%
For the Year Ended October 31, 2021	14.43	(0.01)	(0.01)	61.10	61.09	(0.04)	—	—	(0.04)	75.48	423.32%	110,529	0.96%	0.97%	(0.02)%	0.95%	0.96%	(0.01)%	151%
For the Period November 7, 2019[9] through October 31, 2020	35.71	—	—	(21.14)	(21.14)	(0.04)	—	(0.10)	(0.14)	14.43	-59.13%	29,795	0.97%	1.16%	(0.03)%	0.95%	1.14%	(0.01)%	245%
Direxion Daily S&P 500® High Beta Bear 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	60.09	0.63	0.69	(33.25)	(32.62)	(0.63)	—	—	(0.63)	26.84	-54.25%	38,264	1.33%	1.34%	4.36%	0.95%	0.96%	4.74%	0%
For the Year Ended October 31, 2023	86.20	1.75	1.99	(26.40)	(24.65)	(1.46)	—	—	(1.46)	60.09	-28.08%	61,619	1.44%	1.45%	3.46%	0.95%	0.96%	3.95%	0%
For the Year Ended October 31, 2022	90.60	0.10	0.30	(4.50)	(4.40)	—	—	—	—	86.20	-4.86%	66,428	1.14%	1.17%	0.13%	0.95%	0.98%	0.32%	0%
For the Year Ended October 31, 2021	1,010.00	(1.50)	(1.50)	(917.90)	(919.40)	—	—	—	—	90.60	-91.03%	23,626	0.95%	1.03%	(0.93)%	0.95%	1.03%	(0.93)%	0%
For the Period November 7, 2019[9] through October 31, 2020	5,000.00	(10.00)	(10.00)	(3,972.00)	(3,982.00)	(4.00)	—	(4.00)	(8.00)	1,010.00	-79.76%	52,781	0.96%	1.10%	(0.79)%	0.95%	1.09%	(0.78)%	0%
Direxion Daily S&P Biotech Bull 3X Shares[11]
For the Six Months Ended April 30, 2024 (Unaudited)	54.44	0.18	0.57	43.40	43.58	(7.41)	—	—	(7.41)	90.61	66.98%	949,079	1.63%	1.63%	0.34%	0.91%	0.91%	1.06%	106%
For the Year Ended October 31, 2023	148.40	0.77	1.17	(94.52)	(93.75)	(0.21)	—	—	(0.21)	54.44	-63.25%	677,505	1.26%	1.26%	0.68%	0.92%	0.92%	1.02%	83%
For the Year Ended October 31, 2022	1,065.00	(1.20)	(0.80)	(915.40)	(916.60)	—	—	—	—	148.40	-86.07%	1,159,847	1.09%	1.09%	(0.51)%	0.94%	0.94%	(0.36)%	148%
For the Year Ended October 31, 2021	1,070.40	(11.40)	(11.40)	6.00	(5.40)	—	—	—	—	1,065.00	-0.50%	772,796	0.95%	0.93%	(0.82)%	0.94%	0.92%	(0.81)%	169%
For the Year Ended October 31, 2020	743.60	(4.60)	(3.80)	331.60	327.00	(0.20)	—	(0.00)[10]	(0.20)	1,070.40	43.96%	292,298	1.04%	1.05%	(0.48)%	0.95%	0.96%	(0.39)%	137%
For the Year Ended October 31, 2019	986.60	4.80	5.00	(242.80)	(238.00)	(5.00)	—	—	(5.00)	743.60	-24.17%	487,452	0.98%	0.98%	0.53%	0.95%	0.95%	0.56%	114%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2024

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily S&P Biotech Bear 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	$26.74	$0.18	$0.20	$(16.68)	$(16.50)	$(0.15)	$—	$—	$(0.15)	$10.09	-61.65%	$102,055	1.35%	1.33%	4.29%	0.95%	0.93%	4.69%	0%
For the Year Ended October 31, 2023	20.18	0.51	0.62	6.65	7.16	(0.60)	—	—	(0.60)	26.74	37.01%	61,924	1.61%	1.60%	3.18%	0.95%	0.94%	3.84%	0%
For the Year Ended October 31, 2022	21.33	0.17	0.18	(1.32)	(1.15)	—	—	—	—	20.18	-5.39%	189,975	1.02%	1.03%	0.63%	0.95%	0.96%	0.70%	0%
For the Year Ended October 31, 2021	54.51	(0.20)	(0.20)	(32.98)	(33.18)	—	—	—	—	21.33	-60.87%	47,267	0.95%	0.95%	(0.93)%	0.95%	0.95%	(0.93)%	0%
For the Year Ended October 31, 2020	408.20	(0.09)	(0.04)	(352.33)	(352.42)	(0.71)	—	(0.56)	(1.27)	54.51	-86.59%	63,561	0.99%	1.03%	(0.07)%	0.95%	0.99%	(0.03)%	0%
For the Year Ended October 31, 2019	783.40	5.80	6.20	(373.20)	(367.40)	(7.80)	—	—	(7.80)	408.20	-47.16%	82,336	1.05%	1.07%	1.29%	0.95%	0.97%	1.39%	0%
Direxion Daily Semiconductor Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	14.92	0.10	0.24	23.19	23.29	(0.10)	—	—	(0.10)	38.11	156.18%	10,295,782	1.45%	1.68%	0.63%	0.63%	0.86%	1.45%	56%
For the Year Ended October 31, 2023	8.89	0.13	0.27	6.03	6.16	(0.13)	—	—	(0.13)	14.92	69.26%	5,409,550	1.51%	1.67%	0.78%	0.72%	0.88%	1.57%	97%
For the Year Ended October 31, 2022	47.62	0.12	0.14	(38.77)	(38.65)	(0.08)	—	—	(0.08)	8.89	-81.24%	3,474,072	0.85%	0.97%	0.51%	0.77%	0.89%	0.59%	241%
For the Year Ended October 31, 2021	16.59	(0.00)[10]	(0.00)[10]	31.05	31.05	(0.02)	—	—	(0.02)	47.62	187.22%	4,155,099	0.83%	0.90%	(0.01)%	0.82%	0.89%	—%	170%
For the Year Ended October 31, 2020	13.21	0.02	0.03	3.39	3.41	(0.03)	—	—	(0.03)	16.59	25.88%	1,318,844	1.06%	1.06%	0.13%	0.94%	0.94%	0.25%	230%
For the Year Ended October 31, 2019	6.70	0.07	0.10	6.51	6.58	(0.07)	—	—	(0.07)	13.21	98.82%	634,080	1.35%	1.35%	0.74%	0.93%	0.93%	1.16%	92%
Direxion Daily Semiconductor Bear 3X Shares[12]
For the Six Months Ended April 30, 2024 (Unaudited)	135.50	1.16	1.22	(98.95)	(97.79)	(1.11)	—	—	(1.11)	36.60	-72.37%	685,723	1.11%	1.11%	4.86%	0.86%	0.86%	5.11%	0%
For the Year Ended October 31, 2023	595.50	6.20	6.60	(460.80)	(454.60)	(5.40)	—	—	(5.40)	135.50	-76.38%	710,106	1.13%	1.13%	4.05%	0.88%	0.88%	4.30%	0%
For the Year Ended October 31, 2022	575.00	2.00	2.90	18.50	20.50	—	—	—	—	595.50	3.57%	590,971	1.09%	1.08%	0.41%	0.89%	0.88%	0.61%	0%
For the Year Ended October 31, 2021	3,749.00	(8.00)	(8.00)	(3,166.00)	(3,174.00)	—	—	—	—	575.00	-84.66%	145,418	0.95%	0.91%	(0.93)%	0.95%	0.91%	(0.93)%	0%
For the Year Ended October 31, 2020	36,816.00	(2.00)	1.00	(32,924.00)	(32,926.00)	(102.00)	—	(39.00)	(141.00)	3,749.00	-89.76%	93,777	0.98%	1.00%	(0.02)%	0.95%	0.97%	0.01%	0%
For the Year Ended October 31, 2019	159,960.00	924.00	960.00	(122,856.00)	(121,932.00)	(1212.00)	—	—	(1212.00)	36,816.00	-76.67%	237,361	1.02%	1.01%	1.45%	0.95%	0.94%	1.52%	0%
Direxion Daily Technology Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	42.38	0.18	0.40	23.24	23.42	(0.18)	—	—	(0.18)	65.62	55.22%	2,700,110	1.48%	1.54%	0.51%	0.83%	0.89%	1.16%	28%
For the Year Ended October 31, 2023	25.68	0.17	0.48	16.70	16.87	(0.17)	—	—	(0.17)	42.38	65.90%	2,014,961	1.71%	1.72%	0.46%	0.89%	0.90%	1.28%	56%
For the Year Ended October 31, 2022	71.11	(0.02)	(0.01)	(45.13)	(45.15)	—	(0.28)	—	(0.28)	25.68	-63.77%	1,368,795	0.94%	0.96%	(0.05)%	0.90%	0.92%	(0.01)%	96%
For the Year Ended October 31, 2021	25.58	(0.14)	(0.14)	45.86	45.72	—	(0.19)	—	(0.19)	71.11	179.53%	3,061,359	0.91%	0.93%	(0.29)%	0.90%	0.92%	(0.28)%	25%
For the Year Ended October 31, 2020	18.44	(0.02)	—	7.19	7.17	(0.03)	—	—	(0.03)	25.58	38.98%	1,560,088	1.06%	1.06%	(0.11)%	0.95%	0.95%	—%	376%
For the Year Ended October 31, 2019	12.55	0.04	0.09	5.91	5.95	(0.05)	—	—	(0.05)	18.44	47.55%	774,641	1.36%	1.36%	0.27%	0.95%	0.95%	0.68%	47%
Direxion Daily Technology Bear 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	16.13	0.18	0.19	(6.98)	(6.80)	(0.18)	—	—	(0.18)	9.15	-42.13%	139,048	1.03%	1.03%	4.44%	0.91%	0.91%	4.56%	0%
For the Year Ended October 31, 2023	41.98	0.78	0.86	(26.01)	(25.23)	(0.62)	—	—	(0.62)	16.13	-60.23%	114,500	1.31%	1.28%	3.86%	0.95%	0.92%	4.22%	0%
For the Year Ended October 31, 2022	37.16	0.12	0.17	4.70	4.82	—	—	—	—	41.98	12.97%	159,535	1.08%	1.07%	0.31%	0.95%	0.94%	0.44%	0%
For the Year Ended October 31, 2021	147.80	(0.57)	(0.57)	(110.07)	(110.64)	—	—	—	—	37.16	-74.86%	66,942	0.95%	0.95%	(0.93)%	0.95%	0.95%	(0.93)%	0%
For the Year Ended October 31, 2020	957.00	(0.50)	(0.40)	(805.00)	(805.50)	(2.30)	—	(1.40)	(3.70)	147.80	-84.47%	80,036	0.96%	1.03%	(0.18)%	0.95%	1.02%	(0.17)%	0%
For the Year Ended October 31, 2019	2,218.00	22.00	22.00	(1,260.00)	(1,238.00)	(23.00)	—	—	(23.00)	957.00	-56.25%	59,340	0.98%	1.03%	1.53%	0.95%	1.00%	1.56%	0%
Direxion Daily Transportation Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	19.36	0.23	0.28	9.64	9.87	(0.27)	—	—	(0.27)	28.96	50.75%	20,270	1.27%	1.31%	1.44%	0.95%	0.99%	1.76%	17%
For the Year Ended October 31, 2023	22.14	0.38	0.45	(2.79)	(2.41)	(0.37)	—	—	(0.37)	19.36	-11.24%	17,424	1.21%	1.26%	1.47%	0.95%	1.00%	1.73%	89%
For the Year Ended October 31, 2022	48.54	(0.01)	(0.01)	(26.39)	(26.40)	—	—	—	—	22.14	-54.39%	23,243	0.96%	0.98%	(0.03)%	0.95%	0.97%	(0.02)%	54%
For the Year Ended October 31, 2021	18.08	(0.09)	(0.09)	30.56	30.47	(0.01)	—	—	(0.01)	48.54	168.57%	89,798	0.96%	0.95%	(0.24)%	0.95%	0.94%	(0.23)%	49%
For the Year Ended October 31, 2020	25.01	(0.02)	(0.01)	(6.85)	(6.87)	(0.06)	—	—	(0.06)	18.08	-27.42%	38,879	0.96%	1.13%	(0.10)%	0.95%	1.12%	(0.09)%	128%
For the Year Ended October 31, 2019	27.12	0.23	0.24	(2.06)	(1.83)	(0.28)	—	—	(0.28)	25.01	-6.66%	3,751	0.99%	1.57%	0.92%	0.95%	1.53%	0.96%	74%

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2024

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Utilities Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	$18.02	$0.31	$0.33	$5.56	$5.87	$(0.34)	$—	$—	$(0.34)	$23.55	32.83%	$41,221	1.08%	1.07%	3.05%	0.95%	0.94%	3.18%	0%
For the Year Ended October 31, 2023	29.18	0.69	0.71	(11.26)	(10.57)	(0.59)	—	—	(0.59)	18.02	-36.82%	37,832	1.06%	1.12%	2.76%	0.95%	1.01%	2.87%	27%
For the Year Ended October 31, 2022	32.41	0.46	0.51	(3.10)	(2.64)	(0.51)	(0.08)	—	(0.59)	29.18	-8.50%	21,883	1.08%	1.17%	1.25%	0.95%	1.04%	1.38%	63%
For the Year Ended October 31, 2021	26.76	0.31	0.31	5.70	6.01	(0.36)	—	—	(0.36)	32.41	22.72%	37,274	0.96%	1.03%	1.04%	0.95%	1.02%	1.05%	69%
For the Year Ended October 31, 2020	45.80	0.40	0.42	(17.58)	(17.18)	(0.50)	(1.34)	(0.02)	(1.86)	26.76	-38.38%	14,715	1.01%	1.28%	1.44%	0.95%	1.22%	1.50%	80%
For the Year Ended October 31, 2019	27.81	0.65	0.68	18.04	18.69	(0.70)	—	—	(0.70)	45.80	67.76%[14]	16,029	1.04%	1.58%	1.76%	0.95%	1.49%	1.85%	72%
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	22.71	0.40	0.41	0.64	1.04	(0.32)	—	—	(0.32)	23.43	4.36%	41,005	1.04%	1.00%	3.06%	0.95%	0.91%	3.15%	22%
For the Year Ended October 31, 2023	28.57	0.73	0.74	(5.96)	(5.23)	(0.63)	—	—	(0.63)	22.71	-18.77%	44,285	0.98%	0.98%	2.54%	0.95%	0.95%	2.57%	55%
For the Year Ended October 31, 2022	51.86	0.20	0.20	(23.49)	(23.29)	—	—	—	—	28.57	-44.91%	24,282	0.96%	1.01%	0.48%	0.95%	1.00%	0.49%	0%
For the Year Ended October 31, 2021	65.11	(0.22)	(0.22)	(7.29)	(7.51)	—	(5.18)	(0.56)	(5.74)	51.86	-12.64%	23,339	0.95%	1.06%	(0.40)%	0.95%	1.06%	(0.40)%	6%
For the Year Ended October 31, 2020	54.00	(0.06)	(0.04)	11.35	11.29	(0.18)	—	—	(0.18)	65.11	20.96%	19,534	0.99%	1.15%	(0.10)%	0.95%	1.11%	(0.06)%	76%
For the Year Ended October 31, 2019	38.83	0.52	0.57	15.18	15.70	(0.53)	—	—	(0.53)	54.00	40.66%	21,600	1.05%	1.28%	1.09%	0.95%	1.18%	1.19%	97%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	16.46	0.27	0.31	(0.92)	(0.65)	(0.35)	—	—	(0.35)	15.46	-3.68%	16,237	1.51%	1.57%	3.77%	0.95%	1.01%	4.33%	0%
For the Year Ended October 31, 2023	14.21	0.44	0.48	2.22	2.66	(0.41)	—	—	(0.41)	16.46	19.45%	29,629	1.29%	1.29%	3.30%	0.95%	0.95%	3.64%	0%
For the Year Ended October 31, 2022	8.71	(0.00)[10]	0.01	5.50	5.50	—	—	—	—	14.21	63.15%	56,135	1.01%	0.99%	0.04%	0.95%	0.93%	0.10%	0%
For the Year Ended October 31, 2021	8.10	(0.08)	(0.08)	0.69	0.61	—	—	—	—	8.71	7.53%	29,623	0.95%	1.12%	(0.93)%	0.95%	1.12%	(0.93)%	0%
For the Year Ended October 31, 2020	10.58	(0.01)	(0.01)	(2.43)	(2.44)	(0.03)	—	(0.01)	(0.04)	8.10	-23.08%	6,882	0.95%	1.40%	(0.09)%	0.95%	1.40%	(0.09)%	0%
For the Year Ended October 31, 2019	15.53	0.18	0.18	(4.95)	(4.77)	(0.18)	—	—	(0.18)	10.58	-30.84%	11,109	0.97%	1.18%	1.41%	0.95%	1.16%	1.43%	0%
Direxion Daily 20+ Year Treasury Bull 3X Shares[13]
For the Six Months Ended April 30, 2024 (Unaudited)	39.70	0.92	0.95	11.43	12.35	(8.17)	—	—	(8.17)	43.88	12.06%	4,201,378	0.86%	0.98%	3.38%	0.74%	0.86%	3.50%	77%
For the Year Ended October 31, 2023	70.10	2.23	2.25	(30.84)	(28.61)	(1.79)	—	—	(1.79)	39.70	-41.97%	2,296,103	0.92%	0.92%	3.31%	0.89%	0.89%	3.34%	119%
For the Year Ended October 31, 2022	281.00	1.40	1.40	(211.50)	(210.10)	(0.80)	—	—	(0.80)	70.10	-74.89%	437,185	0.91%	0.91%	0.92%	0.90%	0.90%	0.93%	8%
For the Year Ended October 31, 2021	358.10	0.30	0.30	(70.10)	(69.80)	(0.30)	(6.90)	(0.10)	(7.30)	281.00	-19.90%	359,735	0.88%	0.88%	0.11%	0.88%	0.88%	0.11%	33%
For the Year Ended October 31, 2020	293.90	0.80	1.00	64.90	65.70	(1.50)	—	—	(1.50)	358.10	22.38%	282,879	0.98%	0.98%	0.22%	0.93%	0.93%	0.27%	67%
For the Year Ended October 31, 2019	157.60	2.90	3.40	136.30	139.20	(2.90)	—	—	(2.90)	293.90	88.98%	189,539	1.12%	1.12%	1.25%	0.92%	0.92%	1.46%	66%
Direxion Daily 20+ Year Treasury Bear 3X Shares
For the Six Months Ended April 30, 2024 (Unaudited)	51.50	0.62	0.71	(10.21)	(9.59)	(0.76)	—	—	(0.76)	41.15	-18.23%	287,897	1.42%	1.42%	3.79%	0.87%	0.87%	4.34%	0%
For the Year Ended October 31, 2023	39.81	0.95	1.15	11.61	12.56	(0.87)	—	—	(0.87)	51.50	33.09%	401,543	1.52%	1.52%	3.05%	0.87%	0.87%	3.70%	0%
For the Year Ended October 31, 2022	14.33	0.01	0.04	25.47	25.48	—	—	—	—	39.81	177.78%	688,650	1.01%	1.01%	0.06%	0.88%	0.88%	0.19%	0%
For the Year Ended October 31, 2021	13.95	(0.14)	(0.14)	0.52	0.38	—	—	—	—	14.33	2.74%	325,333	0.88%	0.88%	(0.86)%	0.88%	0.88%	(0.86)%	0%
For the Year Ended October 31, 2020	26.80	(0.02)	(0.01)	(12.73)	(12.75)	(0.07)	—	(0.03)	(0.10)	13.95	-47.66%	99,010	0.90%	0.90%	(0.09)%	0.89%	0.89%	(0.08)%	0%
For the Year Ended October 31, 2019	57.13	0.52	0.60	(30.30)	(29.78)	(0.55)	—	—	(0.55)	26.80	-52.34%	123,239	1.10%	1.10%	1.32%	0.91%	0.91%	1.51%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Includes interest expense and extraordinary expenses, which comprise of tax and litigation expenses.

3  Excludes interest expense and extraordinary expenses which comprise of excise tax and litigation expenses.

4  In certain instances, due to the timing of sales and redemptions of capital shares, the net realized and realized gain (loss) per share is not in accordance with the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures, and swaps for the year/period.
The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Financial Highlights

April 30, 2024

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions at net asset value during the year/period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the Adviser.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  For periods less than a year, these ratios are annualized.

8  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 366 days are also excluded from portfolio turnover calculation.

9  Commencement of operations.

10  Between $(0.005) and $0.005.

11  Effective December 4, 2023, the Fund had a 1:20 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:20 stock split.

12  Effective April 15, 2024, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

13  Effective December 4, 2023, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

14  The Fund's total return includes voluntary reimbursement by the Adviser for a realized loss on a trading error. Had this reimbursement not been made to the Fund, total return would have been 1.94% lower.

The accompanying notes are an integral part of these financial statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Notes to the Financial Statements (Unaudited)

April 30, 2024

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 81 separate series (each, a "Fund" and together the "Funds"). 40 of these Funds are included in this report:

Bull Funds	Bear Funds
Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares	Direxion Daily Dow Jones Internet Bear 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily Real Estate Bear 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares	Direxion Daily S&P High Beta Bear 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Dow Jones Internet Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Real Estate Bull 3X Shares
Direxion Daily Regional Banks Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily S&P 500® High Beta Bull 3X Shares
Direxion Daily S&P 500® Biotech Bull 3X Shares
Direxion Daily Semiconductor Bull 3X Shares
Direxion Daily Technology Bull 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codification ("ASC") 946, "Financial Services – Investment Companies".

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

DIREXION SEMI-ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily Mid Cap Bull 3X Shares	S&P Mid Cap 400® Index	300%
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index	-300%
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%
Direxion Daily FTSE China Bull 3X Shares		300%
Direxion Daily FTSE China Bear 3X Shares	FTSE China 50 Index	-300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe All Cap Index	300%
Direxion Daily MSCI Emerging Markets Bull 3X Shares		300%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	MSCI Emerging Markets IndexSM	-300%
Direxion Daily MSCI Mexico Bull 3X Shares	MSCI Mexico IMI 25/50 Index	300%
Direxion Daily MSCI South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily Aerospace & Defense Bull 3X Shares	Dow Jones U.S. Select Aerospace & Defense Index	300%
Direxion Daily Consumer Discretionary Bull 3X Shares	Consumer Discretionary Select Sector Index	300%
Direxion Daily Dow Jones Internet Bull 3X Shares		300%
Direxion Daily Dow Jones Internet Bear 3X Shares	Dow Jones Internet Composite Index	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Financials Select Sector Index	-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Dow Jones U.S. Select Home Construction Index	300%
Direxion Daily Industrials Bull 3X Shares	Industrial Select Sector Index	300%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	S&P Pharmaceuticals Select Industry Index	300%
Direxion Daily Real Estate Bull 3X Shares		300%
Direxion Daily Real Estate Bear 3X Shares	Real Estate Select Sector Index	-300%
Direxion Daily Regional Banks Bull 3X Shares	S&P Regional Banks Select Industry Index	300%
Direxion Daily Retail Bull 3X Shares	S&P Retail Select Industry® Index	300%
Direxion Daily S&P 500® High Beta Bull 3X Shares		300%
Direxion Daily S&P 500® High Beta Bear 3X Shares	S&P 500® High Beta Index	-300%
Direxion Daily S&P Biotech Bull 3X Shares		300%
Direxion Daily S&P Biotech Bear 3X Shares	S&P Biotechnology Select Industry Index	-300%
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	NYSE Semiconductor Index[1]	-300%
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index	-300%
Direxion Daily Transportation Bull 3X Shares	S&P Transportation Select Industry FMC Capped Index	300%
Direxion Daily Utilities Bull 3X Shares	Utilities Select Sector Index	300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	ICE U.S. Treasury 7-10 Year Bond Index	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	ICE U.S. Treasury 20+ Year Bond Index	-300%

1  Effective November 3, 2023, the Direxion Daily Semiconductor Bull 3X Shares and Direxion Daily Semiconductor Bear 3X Shares changed their benchmark index from ICE Semiconductor Index to NYSE Semiconductor Index.

DIREXION SEMI-ANNUAL REPORT

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over the Counter ("OTC") securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation time will be used. Securities, swap or future contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

b) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized gains or losses on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

DIREXION SEMI-ANNUAL REPORT

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2013-01 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815 "Derivatives and Hedging", to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2023, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at April 30, 2024 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$990,471	$—	$990,471[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	52,699,981	—	52,699,981[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	6,598,497	—	6,598,497[1]	—
Direxion Daily Small Cap Bull 3X Shares	23,817,132	—	23,817,132[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	10,557,162	—	7,060,000	3,497,162	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	30,854,885	—	30,854,885[1]	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	3,894,525	—	3,894,525[1]	—
Direxion Daily MSCI South Korea Bull 3 X Shares	803,201	—	803,201[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	15,952,259	—	15,952,259[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	—	—	694,899	—	694,899[1]	—
Direxion Daily Financial Bull 3X Shares	37,456,115	—	37,456,115[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	1,265,368	—	140,000	1,125,368	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	6,199,028	—	6,199,028[1]	—	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	6,615,967	—	6,615,967[1]	—
Direxion Daily Real Estate Bear 3X Shares	7,408,223	—	5,390,000	2,018,223	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	25,394,789	—	25,394,789[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® High Beta Bear 3X Shares	$—	$—	$—	$—	$1,544,790	$—	$1,544,790[1]	$—
Direxion Daily S&P Biotech Bull 3X Shares	10,165,989	—	10,165,989[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	5,162,697	—	4,570,000	592,697	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	201,399,036	—	201,399,036[1]	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	1,498,533	—	1,498,533[1]	—
Direxion Daily Technology Bull 3X Shares	30,503,421	—	30,503,421[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	1,295,099	—	760,000	535,099	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	351,356	—	351,356[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	104,231,861	—	104,231,861[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	10,903,594	—	9,580,000	1,323,594	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$60,252,807	$—	$60,252,807[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	9,332,036	—	9,332,036[1]	—
Direxion Daily Small Cap Bull 3X Shares	18,064,808	—	18,064,808[1]	—	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bear 3X Shares	$8,034,142	$—	$5,479,000	$2,555,142	$—	$—	$—	$—
Direxion Daily FTSE China Bull 3X Shares	37,444,745	—	37,444,745[1]	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	8,690,413	—	8,690,413[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	575,754	—	575,754[1]	—	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	1,315,290	—	1,315,290[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	46,705,635	—	46,705,635[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	1,133,080	—	1,133,080[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	13,841,260	—	13,841,260[1]	—	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	95,894,165	—	95,894,165[1]	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	16,794,963	—	16,794,963[1]	—
Direxion Daily Technology Bull 3X Shares	25,305,000	—	25,305,000[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	479,535	—	—	479,535	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	1,580,092	—	1,580,092[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	900,108	—	770,000	130,108	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	77,528,795	—	77,528,795[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	10,777,928	—	9,423,000	1,354,928	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: Barclays

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$36,244,096	$—	$36,244,096[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	9,423,267	—	3,420,000	6,003,267	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	855,496	—	855,496[1]	—
Direxion Daily Small Cap Bear 3X Shares	4,597,224	—	1,210,000	3,387,224	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	29,535,373	—	29,535,373[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	35,939	—	35,939[1]	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—	—	377,125	—	377,125[1]	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	—	—	134,282	—	134,282[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	1,638,045	—	1,638,045[1]	—	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	—	—	—	678,701	—	678,701[1]	—
Direxion Daily Financial Bull 3X Shares	73,739,820	—	73,739,820[1]	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	2,516,991	—	2,516,991[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	1,357,953	—	1,357,953[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	2,775,336	—	2,775,336[1]	—	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	—	427,371	—	427,371[1]	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	9,912,234	—	9,912,234[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® High Beta Bull 3X Shares	$19,896	$—	$19,896[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® High Beta Bear 3X Shares	1,056,688	—	—	1,056,688	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	5,530,865	—	5,530,865[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	9,206,270	—	8,560,000	646,270	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	167,798,184	—	78,150,000	89,648,184
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	2,812,158	—	2,812,158[1]	—
Direxion Daily Technology Bull 3X Shares	9,652,703	—	9,652,703[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	3,102,977	—	2,390,000	712,977	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—	791,533	—	791,533[1]	—
Direxion Daily Utilities Bull 3X Shares	1,904,441	—	1,904,441[1]	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	840,071	—	840,071[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	440,580	—	310,000	130,580	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	52,140,823	—	52,140,823[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$1,305,793	$—	$1,305,793[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	38,141,005	—	38,141,005[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	573,348	—	573,348[1]	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	7,672,004	—	7,672,004[1]	—
Direxion Daily Small Cap Bear 3X Shares	10,427,480	—	6,554,998	3,872,482	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	286,732	—	286,732[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	1,915,933	—	1,915,933[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	54,028	—	—	54,028	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	558,568	—	558,568[1]	—	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	6,314,393	—	6,314,393[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	307,458	—	307,458[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	378,888	—	260,001	118,887	—	—	—	—
Direxion Daily Financial Bull 3X Shares	20,653,489	—	20,653,489[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	314,396	—	314,396[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	742,835	—	742,835[1]	—	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	—	132,144	—	132,144[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Regional Banks Bull 3X Shares	$—	$—	$—	$—	$3,408,420	$—	$3,408,420[1]	$—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	217,882	—	217,882[1]	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	—	—	—	338,909	—	338,909[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	8,368,113	—	8,368,113[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	4,179,929	—	3,109,001	1,070,928	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	197,727,164	—	197,727,164[1]	—
Direxion Daily Semiconductor Bear 3X Shares	2,527,075	—	1,387,000	1,140,075	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	1,238,327	—	1,238,327[1]	—
Direxion Daily Technology Bear 3X Shares	3,174,372	—	1,743,000	1,431,372	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	91,296,154	—	91,296,154[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	11,967,148	—	10,822,001	1,145,147	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Goldman Sachs

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$87,450,918	$—	$87,450,918[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	1,396,432	—	—	1,396,432	—	—	—	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily FTSE China Bull 3X Shares	$57,507,493	$—	$57,507,493[1]	$—	$—	$—	$—	$—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	—	104,212	—	104,212[1]	—
Direxion Daily MSCI Mexico Bull 3X Shares	47,869	—	47,869[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	36,697,846	—	36,697,846[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	3,183,807	—	2,074,486	1,109,321	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	11,733,608	—	11,733,608[1]	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	5,633,854	—	5,633,854[1]	—
Direxion Daily S&P Biotech Bull 3X Shares	7,982,507	—	7,982,507[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	2,892,559	—	2,390,000	502,559	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	163,127,274	—	163,127,274[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	17,945,062	—	11,580,000	6,365,062	—	—	—	—
Direxion Daily Technology Bull 3X Shares	32,856,874	—	32,856,874[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	3,180,408	—	2,090,000	1,090,408	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	83,867,749	—	83,867,749[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	12,300,078	—	10,800,000	1,500,078	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: J.P. Morgan

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$2,424,594	$—	$2,424,594[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	26,569,476	—	26,569,476[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	7,344,076	—	7,344,076[1]	—
Direxion Daily Small Cap Bull 3X Shares	4,423,419	—	4,423,419[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	191,620	—	191,620[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	17,679	—	—	17,679	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	2,537,488	—	2,537,488[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	1,292,099	—	1,292,099[1]	—
Direxion Daily MSCI Mexico Bull 3X Shares	175,838	—	175,838[1]	—	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	77,193	—	77,193[1]	—	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	528,863	—	528,863[1]	—	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	—	—	—	139,292	—	139,292[1]	—
Direxion Daily Dow Jones Internet Bull 3X Shares	3,339,013	—	3,339,013[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	—	—	1,241,844	—	1,241,844[1]	—
Direxion Daily Financial Bull 3X Shares	34,493,596	—	34,493,596[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	1,149,729	—	1,149,729[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Healthcare Bull 3X Shares	$7,654,679	$—	$7,654,679[1]	$—	$—	$—	$—	$—
Direxion Daily Industrials Bull 3X Shares	310,575	—	310,575[1]	—	—	—	—	—
Direxion Daily Real Estate Bull 3X Shares	—	—	—	—	2,842,501	—	2,842,501[1]	—
Direxion Daily Real Estate Bear 3X Shares	18,825,061	—	15,270,000	3,555,061	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	3,416,161	—	3,416,161[1]	—
Direxion Daily Retail Bull 3X Shares	1,953,577	—	1,953,577[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	98,218	—	—	98,218	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	438,452	—	438,452[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	19,565,291	—	19,565,291[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	1,697,765	—	1,090,000	607,765	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	69,379,664	—	69,379,664[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	1,277,271	—	1,277,271[1]	—
Direxion Daily Technology Bull 3X Shares	10,913,818	—	10,913,818[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	174,703	—	174,703[1]	—
Direxion Daily Utilities Bull 3X Shares	482,104	—	482,104[1]	—	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	—	—	315,649	—	315,649[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	252,919	—	252,919[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	59,597,935	—	59,597,935[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily 20+ Year Treasury Bear 3X Shares	$6,661,346	$—	$5,930,000	$731,346	$—	$—	$—	$—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Societe Generale

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Small Cap Bull 3X Shares	$—	$—	$—	$—	$3,500,467	$—	$3,500,467[1]	$—
Direxion Daily Small Cap Bear 3X Shares	1,372,459	—	—	1,372,459	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	15,233,182	—	15,233,182[1]	—	—	—	—	—
Direxion Daily Financial Bull 3X Shares	25,585,666	—	25,585,666[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	7,983,403	—	7,983,403[1]	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	10,131,835	—	10,131,835[1]	—
Direxion Daily Semiconductor Bull 3X Shares	21,947,781	—	21,947,781[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	22,095,611	—	22,095,611[1]	—
Direxion Daily Technology Bull 3X Shares	2,059,882	—	2,059,882[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	117,479	—	117,479[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION SEMI-ANNUAL REPORT

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$1,011,690	$—	$1,011,690[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	54,984,449	—	54,984,449[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	6,044,227	—	6,044,227[1]	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	939,265	—	939,265[1]	—
Direxion Daily Small Cap Bear 3X Shares	8,020,038	—	4,710,000	3,310,038	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	29,210,126	—	29,210,126[1]	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	2,869,759	—	2,869,759[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	—	—	30,579	—	30,579[1]	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	2,087,019	—	2,087,019[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	1,084	—	1,084[1]	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—	—	2,728	—	2,728[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	—	—	—	223,923	—	223,923[1]	—
Direxion Daily Dow Jones Internet Bull 3X Shares	1,357,827	—	1,357,827[1]	—	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	53,091	—	—	53,091	—	—	—	—
Direxion Daily Financial Bull 3X Shares	25,068,967	—	25,068,967[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	560,557	—	560,557[1]	—

DIREXION SEMI-ANNUAL REPORT

		Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Healthcare Bull 3X Shares	$1,212,250	$—	$1,212,250[1]	$—	$—	$—	$—	$—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	—	—	185,879	—	185,879[1]	—
Direxion Daily Real Estate Bear 3X Shares	1,435,614	—	1,000,000	435,614	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	2,866,897	—	2,866,897[1]	—
Direxion Daily Retail Bull 3X Shares	136,924	—	136,924[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	796,985	—	796,985[1]	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	52,453	—	—	52,453	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	27,685,221	—	27,685,221[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	3,481,893	—	3,130,000	351,893	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	224,024,975	—	224,024,975[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	858,195	—	858,195[1]	—
Direxion Daily Technology Bull 3X Shares	6,265,622	—	6,265,622[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	917,329	—	—	917,329	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—	963,765	—	963,765[1]	—
Direxion Daily Utilities Bull 3X Shares	3,050,712	—	3,050,712[1]	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	30,209,211	—	30,209,211[1]	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	5,951,384	—	4,960,000	991,384	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.
DIREXION SEMI-ANNUAL REPORT

c) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

d) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended April 30, 2024.

e) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

f) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

g) Securities Lending – The Funds may lend its investment securities to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of April 30, 2024, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

DIREXION SEMI-ANNUAL REPORT

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished if required.

As of April 30, 2024, the market value of the securities loaned and the payable on collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily Small Cap Bull 3X Shares	$33,312,136	$33,985,177	$—	$33,985,177
Direxion Daily MSCI Mexico Bull 3X Shares	847,350	866,250	—	866,250
Direxion Daily Aerospace & Defense Bull 3X Shares	65,847	72,268	—	72,268
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	198,871	202,885	—	202,885
Direxion Daily Retail Bull 3X Shares	722,221	390,596	351,790	742,386
Direxion Daily S&P Biotech Bull 3X Shares	19,335,059	18,313,387	1,673,241	19,986,628
Direxion Daily Semiconductor Bull 3X Shares	38,260,273	30,169,912	8,910,169	39,080,081
Direxion Daily Transportation Bull 3X Shares	68,561	15,564	54,833	70,397

h) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. Certain Funds paid this excise tax during the period ended April 30, 2024, which is disclosed on the Statements of Operations.

i) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Certain Funds paid this excise tax during the period ended April 30, 2024.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

j) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

k) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

l) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DIREXION SEMI-ANNUAL REPORT

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended April 30, 2024 and October 31, 2023 are listed below.

The tax character of distributions to shareholders made during the periods may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Period Ended April 30, 2024 (Unaudited)			Year Ended October 31, 2023
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Mid Cap Bull 3X Shares	$523,307	$—	$—	$561,170	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	23,879,318	—	—	30,072,958	—	—
Direxion Daily S&P 500® Bear 3X Shares	13,612,734	—	—	28,572,014	—	—
Direxion Daily Small Cap Bull 3X Shares	14,001,597	—	—	14,324,864	—	—
Direxion Daily Small Cap Bear 3X Shares	7,327,462	—	—	14,268,127	—	—
Direxion Daily FTSE China Bull 3X Shares	16,117,301	—	—	12,964,676	—	—
Direxion Daily FTSE China Bear 3X Shares	2,231,229	—	—	4,391,757	—	—
Direxion Daily FTSE Europe Bull 3X Shares	317,085	—	—	644,761	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	1,695,943	—	—	2,726,771	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	450,083	—	—	854,921	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	202,575	—	—	286,563	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	774,742	—	—	436,999	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	1,232,629	—	—	1,980,147	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	144,795	—	—	111,347	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	—	—	—	—	—	1,546
Direxion Daily Dow Jones Internet Bear 3X Shares	656,467	—	—	1,371,721	—	—
Direxion Daily Financial Bull 3X Shares	17,424,298	—	—	38,385,156	—	—
Direxion Daily Financial Bear 3X Shares	3,385,003	—	—	4,956,381	—	—
Direxion Daily Healthcare Bull 3X Shares	1,635,111	—	—	3,100,894	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	497,245	—	—	748,870	—	—
Direxion Daily Industrials Bull 3X Shares	216,380	—	—	354,278	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	122,921	—	—	158,160	—	—
Direxion Daily Real Estate Bull 3X Shares	819,099	—	—	1,269,699	—	9,595
Direxion Daily Real Estate Bear 3X Shares	2,084,778	—	—	5,064,803	—	—

DIREXION SEMI-ANNUAL REPORT

	Period Ended April 30, 2024 (Unaudited)			Year Ended October 31, 2023
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Regional Banks Bull 3X Shares	$9,313,381	$—	$—	$9,723,478	$—	$—
Direxion Daily Retail Bull 3X Shares	410,244	—	—	826,260	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	468,651	—	—	383,793	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	962,069	—	—	1,776,769	—	—
Direxion Daily S&P Biotech Bull 3X Shares	3,922,372	—	—	1,704,008	—	—
Direxion Daily S&P Biotech Bear 3X Shares	2,027,573	—	—	3,401,055	—	—
Direxion Daily Semiconductor Bull 3X Shares	26,189,658	—	—	43,096,740	—	—
Direxion Daily Semiconductor Bear 3X Shares	18,992,120	—	—	43,792,551	—	—
Direxion Daily Technology Bull 3X Shares	7,861,817	—	—	8,366,866	—	—
Direxion Daily Technology Bear 3X Shares	2,484,778	—	—	4,968,948	—	—
Direxion Daily Transportation Bull 3X Shares	226,584	—	—	358,776	—	—
Direxion Daily Utilities Bull 3X Shares	672,660	—	—	565,817	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	557,307	—	—	733,853	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	385,698	—	—	868,392	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	66,136,606	—	—	43,514,596	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	4,844,783	—	—	10,844,169	—	—

At October 31, 2023, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Mid Cap Bull 3X Shares	$(16,452,800)	$170,662	$—	$(13,258,393)	$(29,540,531)
Direxion Daily S&P 500® Bull 3X Shares	(979,116,996)	1,788,887	—	(72,855,193)	(1,050,183,302)
Direxion Daily S&P 500® Bear 3X Shares	(174,797,686)	3,339,083	—	(2,749,220,409)	(2,920,679,012)
Direxion Daily Small Cap Bull 3X Shares	(817,761,884)	4,729,584	—	(556,233,953)	(1,369,266,253)
Direxion Daily Small Cap Bear 3X Shares	(94,329,952)	1,686,489	—	(3,483,249,447)	(3,575,892,910)
Direxion Daily FTSE China Bull 3X Shares	(561,774,559)	1,006,011	—	(498,439,672)	(1,059,208,220)
Direxion Daily FTSE China Bear 3X Shares	(3,087,611)	585,565	—	(103,615,281)	(106,117,327)
Direxion Daily FTSE Europe Bull 3X Shares	(4,008,480)	71,580	—	(22,261,334)	(26,198,234)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	(67,476,749)	417,641	—	(224,070,808)	(291,129,916)

DIREXION SEMI-ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	$1,488,620	$118,643	$—	$(330,367,054)	$(328,759,791)
Direxion Daily MSCI Mexico Bull 3X Shares	(2,799,806)	6,488	—	—	(2,793,318)
Direxion Daily MSCI South Korea Bull 3X Shares	(20,213,176)	73,960	—	(25,229,200)	(45,368,416)
Direxion Daily Aerospace & Defense Bull 3X Shares	(13,526,046)	123,120	—	—	(13,402,926)
Direxion Daily Consumer Discretionary Bull 3X Shares	(10,215,904)	5,460	—	(22,410,175)	(32,620,619)
Direxion Daily Dow Jones Internet Bull 3X Shares	(89,836,280)	—	—	(121,855,918)	(211,692,198)
Direxion Daily Dow Jones Internet Bear 3X Shares	(8,606,030)	203,104	—	(24,805,776)	(33,208,702)
Direxion Daily Financial Bull 3X Shares	(419,155,974)	3,375,319	—	(466,891,322)	(882,671,977)
Direxion Daily Financial Bear 3X Shares	(9,925,358)	703,564	—	(3,094,992,008)	(3,104,213,802)
Direxion Daily Healthcare Bull 3X Shares	(61,964,616)	376,663	—	(14,501,399)	(76,089,352)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	(52,095,367)	—	—	—	(52,095,367)
Direxion Daily Industrials Bull 3X Shares	(5,205,988)	4,146	—	(454,702)	(5,656,544)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	(8,337,529)	10,660	—	(7,249,678)	(15,576,547)
Direxion Daily Real Estate Bull 3X Shares	(35,752,716)	—	—	(8,544,688)	(44,297,404)
Direxion Daily Real Estate Bear 3X Shares	15,444,597	654,847	—	(113,896,302)	(97,796,858)
Direxion Daily Regional Banks Bull 3X Shares	(211,480,825)	316,385	—	(114,692,893)	(325,857,333)
Direxion Daily Retail Bull 3X Shares	(47,027,187)	57,958	—	(62,865,602)	(109,834,831)
Direxion Daily S&P 500® High Beta Bull 3X Shares	(33,100,620)	29,462	—	(17,824,412)	(50,895,570)
Direxion Daily S&P 500® High Beta Bear 3X Shares	(4,802,104)	287,407	—	(121,105,625)	(125,620,322)
Direxion Daily S&P Biotech Bull 3X Shares	(885,812,203)	1,546,128	—	(1,388,553,333)	(2,272,819,408)
Direxion Daily S&P Biotech Bear 3X Shares	1,762,659	179,685	—	(309,241,125)	(307,298,781)
Direxion Daily Semiconductor Bull 3X Shares	(3,045,646,411)	5,102,925	—	(78,790,487)	(3,119,333,973)
Direxion Daily Semiconductor Bear 3X Shares	(595,504,463)	3,707,767	—	(1,143,609,094)	(1,735,405,790)
Direxion Daily Technology Bull 3X Shares	(358,154,866)	144,289	—	(275,945,957)	(633,956,534)
Direxion Daily Technology Bear 3X Shares	(52,265,136)	672,427	—	(350,892,979)	(402,485,688)
Direxion Daily Transportation Bull 3X Shares	(7,411,190)	20,519	—	(1,230,641)	(8,621,312)
Direxion Daily Utilities Bull 3X Shares	(12,608,650)	87,515	—	—	(12,521,135)
Direxion Daily 7-10 Year Treasury Bull 3X Shares	(16,723,722)	146,939	—	(9,075,650)	(25,652,433)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	4,390,209	111,178	—	(45,485,883)	(40,984,496)

DIREXION SEMI-ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily 20+ Year Treasury Bull 3X Shares	$(2,038,067,979)	$9,920,777	$—	$(79,964,330)	$(2,108,111,532)
Direxion Daily 20+ Year Treasury Bear 3X Shares	32,130,934	1,510,829	—	(583,298,018)	(549,656,255)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover, qualified late year losses and organizational costs.

At April 30, 2024, the aggregate gross unrealized appreciation and depreciation of investments for U.S Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Mid Cap Bull 3X Shares	$79,034,697	$—	$(2,395)	$(2,395)
Direxion Daily S&P 500® Bull 3X Shares	3,788,050,722	43,619,238	(153,964,721)	(110,345,483)
Direxion Daily S&P 500® Bear 3X Shares	592,877,264	—	—	—
Direxion Daily Small Cap Bull 3X Shares	1,990,676,761	14,046,001	—	14,046,001
Direxion Daily Small Cap Bear 3X Shares	341,392,166	—	—	—
Direxion Daily FTSE China Bull 3X Shares	976,526,061	25,477,185	—	25,477,185
Direxion Daily FTSE China Bear 3X Shares	175,560,826	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	22,833,826	382,447	—	382,447
Direxion Daily MSCI Emerging Markets Bull 3X Shares	82,574,206	31,918	—	31,918
Direxion Daily MSCI Emerging Markets Bear 3X Shares	21,181,460	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	15,159,611	107,167	—	107,167
Direxion Daily MSCI South Korea Bull 3X Shares	38,610,423	139,463	—	139,463
Direxion Daily Aerospace & Defense Bull 3X Shares	154,311,864	12,203,712	(5,808,251)	6,395,461
Direxion Daily Consumer Discretionary Bull 3X Shares	24,456,396	2,195,423	(1,391,975)	803,448
Direxion Daily Dow Jones Internet Bull 3X Shares	150,168,142	12,984,462	(5,677,903)	7,306,559
Direxion Daily Dow Jones Internet Bear 3X Shares	22,775,132	—	—	—
Direxion Daily Financial Bull 3X Shares	2,017,559,231	138,600,805	(12,358,644)	126,242,161
Direxion Daily Financial Bear 3X Shares	144,710,423	—	—	—
Direxion Daily Healthcare Bull 3X Shares	178,143,997	18,610,896	(16,537,657)	2,073,239
Direxion Daily Homebuilders & Supplies Bull 3X Shares	256,891,306	11,540,338	(1,205,510)	10,334,828
Direxion Daily Industrials Bull 3X Shares	35,228,475	1,972,038	(1,211,804)	760,234
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	13,627,877	742,026	(1,093,338)	(351,312)
Direxion Daily Real Estate Bull 3X Shares	73,253,784	1,117,350	(3,517,599)	(2,400,249)
Direxion Daily Real Estate Bear 3X Shares	106,332,037	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	694,536,411	18,133,248	(23,269,922)	(5,136,674)
Direxion Daily Retail Bull 3X Shares	47,870,822	3,316,497	(2,396,421)	920,076
Direxion Daily S&P 500® High Beta Bull 3X Shares	53,175,639	2,821,707	(2,061,679)	760,028
Direxion Daily S&P 500® High Beta Bear 3X Shares	38,597,029	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	1,052,603,295	57,138,139	(62,073,832)	(4,935,693)
Direxion Daily S&P Biotech Bear 3X Shares	84,190,425	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	10,334,548,536	970,649,452	(108,048,288)	862,601,164
Direxion Daily Semiconductor Bear 3X Shares	688,763,076	—	—	—
Direxion Daily Technology Bull 3X Shares	2,798,573,614	115,931,328	(71,030,698)	44,900,630
Direxion Daily Technology Bear 3X Shares	133,658,243	—	—	—
Direxion Daily Transportation Bull 3X Shares	21,377,240	1,538,650	(875,679)	662,971
Direxion Daily Utilities Bull 3X Shares	40,710,313	1,457,151	(458,953)	998,198
Direxion Daily 7-10 Year Treasury Bull 3X Shares	45,113,376	—	(989,795)	(989,795)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	15,954,451	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	4,926,672,297	—	(134,188,650)	(134,188,650)
Direxion Daily 20+ Year Treasury Bear 3X Shares	279,836,701	—	—	—

DIREXION SEMI-ANNUAL REPORT

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales.

In order to meet certain U.S. excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2023.

At October 31, 2023, Direxion Daily Dow Jones Internet Bull 3X Shares deferred, on a tax basis, qualified late year losses of $169,875.

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years and their character is retained as either short-term and/or long-term.

At October 31, 2023, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily Mid Cap Bull 3X Shares	$—	$13,258,393	$—
Direxion Daily S&P 500® Bull 3X Shares	—	72,854,915	—
Direxion Daily S&P 500® Bear 3X Shares	—	2,745,890,765	3,329,426
Direxion Daily Small Cap Bull 3X Shares	—	556,233,833	—
Direxion Daily Small Cap Bear 3X Shares	—	3,483,249,332	—
Direxion Daily FTSE China Bull 3X Shares	—	493,387,139	5,052,531
Direxion Daily FTSE China Bear 3X Shares	—	103,615,282	—
Direxion Daily FTSE Europe Bull 3X Shares	—	22,013,170	248,164
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	163,034,478	61,036,329
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	330,367,054	—
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	—	25,229,200
Direxion Daily Aerospace & Defense Bull 3X Shares	5,096,355	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	20,828,649	1,581,526
Direxion Daily Dow Jones Internet Bull 3X Shares	—	120,923,438	762,606
Direxion Daily Dow Jones Internet Bear 3X Shares	—	24,805,776	—
Direxion Daily Financial Bull 3X Shares	—	397,872,276	69,018,742
Direxion Daily Financial Bear 3X Shares	—	3,094,991,711	—
Direxion Daily Healthcare Bull 3X Shares	—	12,349,092	2,152,307
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—
Direxion Daily Industrials Bull 3X Shares	—	297,071	157,631
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	6,639,378	610,300
Direxion Daily Real Estate Bull 3X Shares	—	8,544,688	—
Direxion Daily Real Estate Bear 3X Shares	—	113,896,302	—
Direxion Daily Regional Banks Bull 3X Shares	—	104,932,878	9,760,017
Direxion Daily Retail Bull 3X Shares	—	52,816,258	10,049,344
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	16,389,966	1,434,446
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	121,105,626	—
Direxion Daily S&P Biotech Bull 3X Shares	—	1,270,365,863	118,187,470
Direxion Daily S&P Biotech Bear 3X Shares	—	309,241,125	—
Direxion Daily Semiconductor Bull 3X Shares	160,811,379	64,619,538	14,170,949
Direxion Daily Semiconductor Bear 3X Shares	—	1,143,609,094	—
Direxion Daily Technology Bull 3X Shares	—	241,290,237	34,655,720
Direxion Daily Technology Bear 3X Shares	—	350,892,945	—
Direxion Daily Transportation Bull 3X Shares	—	685,137	545,504
Direxion Daily Utilities Bull 3X Shares	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	8,383,391	692,259
Direxion Daily 7-10 Year Treasury Bear 3X Shares	1,865,238	45,485,883	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	76,816,241	3,148,090
Direxion Daily 20+ Year Treasury Bear 3X Shares	105,112,757	583,298,018	—

DIREXION SEMI-ANNUAL REPORT

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of April 30, 2024, open U.S. Federal and state income tax years include the tax years ended October 31, 2021 through October 31, 2023. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended April 30, 2024. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swap and future contracts.

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Mid Cap Bull 3X Shares	$27,250,131	$48,427,024	$8,761,192	$9,202,011
Direxion Daily S&P 500® Bull 3X Shares	2,361,150,952	20,860,451	2,495,292,597	4,402,701,845
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	1,532,844,750	2,863,886,643	3,093,068,485	1,529,573,795
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	244,505,800	560,054,518	773,019,281	476,964,362
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—
Direxion Daily FTSE Europe Bull 3X Shares	3,222,170	—	—	3,392,902
Direxion Daily MSCI Emerging Markets Bull 3X Shares	18,960,630	8,332,243	18,377,755	24,484,691
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	4,957,175	1,990,814	1,650,778	4,410,117
Direxion Daily MSCI South Korea Bull 3X Shares	14,565,099	8,751,202	20,118,900	22,851,614
Direxion Daily Aerospace & Defense Bull 3X Shares	42,453,478	8,663,920	12,100,192	71,683,578
Direxion Daily Consumer Discretionary Bull 3X Shares	11,660,096	5,133,928	2,318,832	12,431,993
Direxion Daily Dow Jones Internet Bull 3X Shares	76,068,572	8,548,514	10,603,244	72,432,870

DIREXION SEMI-ANNUAL REPORT

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Dow Jones Internet Bear 3X Shares	$—	$—	$—	$—
Direxion Daily Financial Bull 3X Shares	405,686,884	151,048,101	702,669,402	716,093,937
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	21,844,127	561,842	5,629,426	19,385,714
Direxion Daily Homebuilders & Supplies Bull 3X Shares	176,872,743	42,408,229	58,147,392	149,657,841
Direxion Daily Industrials Bull 3X Shares	9,650,550	1,124,408	11,155,615	10,799,184
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	6,045,004	3,967,802	5,974,986	4,855,814
Direxion Daily Real Estate Bull 3X Shares	14,554,796	11,777,839	29,816,426	19,518,321
Direxion Daily Real Estate Bear 3X Shares	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	381,221,379	329,568,120	487,717,392	425,585,803
Direxion Daily Retail Bull 3X Shares	13,420,361	13,274,936	24,538,613	25,924,363
Direxion Daily S&P 500® High Beta Bull 3X Shares	43,374,487	20,602,838	5,257,154	52,479,739
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	749,349,381	841,527,088	833,978,017	718,917,084
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	3,553,340,567	8,896,666,816	11,399,240,942	5,174,321,882
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily Technology Bull 3X Shares	604,371,283	864,033,594	2,440,110,291	2,027,810,873
Direxion Daily Technology Bear 3X Shares	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	11,941,248	3,191,444	2,174,304	9,810,134
Direxion Daily Utilities Bull 3X Shares	5,027,997	106,979	15,691,224	19,602,816
Direxion Daily 7-10 Year Treasury Bull 3X Shares	6,757,287	14,023,414	6,275,964	1,260,008
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	2,234,828,000	4,595,260,034	5,478,817,960	1,760,698,090
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended April 30, 2024.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.75% at an annual rate based on its average daily net assets.

The Adviser has agreed to waive a portion of its fees based upon the specific breakpoints listed in the table below based on each Fund's daily net assets. For the period ended April 30, 2024, the Adviser waived its fee in certain Funds.

Net Asset Range	Advisory Fee Limit
$0 – $1,500,000,000	0.75%
$1,500,000,000 – $2,000,000,000	0.70%
$2,000,000,000 – $2,500,000,000	0.65%
$2,500,000,000 – $3,000,000,000	0.60%
$3,000,000,000 – $3,500,000,000	0.55%
$3,500,000,000 – $4,000,000,000	0.50%
$4,000,000,000 – $4,500,000,000	0.45%
Greater than $4,500,000,000	0.40%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust. This fee is allocated to each Fund based on each Fund's respective average daily net assets.

DIREXION SEMI-ANNUAL REPORT

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse each Fund's operating expenses to the extent that they exceed 0.95% of each Fund's respective average daily net assets at least until September 1, 2025. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2024	October 31, 2025	October 31, 2026	April 30, 2027	Recoupment Amount
Direxion Daily Mid Cap Bull 3X Shares	$3,560	$523	$—	$6,551	$18,834	$523	$25,908
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	48,087	—	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	10,779	—	681	5,923	18,864	—	25,468
Direxion Daily FTSE Europe Bull 3X Shares	208	826	—	—	9,828	826	10,654
Direxion Daily MSCI Emerging Markets Bull 3X Shares	26	3,316	419	17,713	28,061	3,316	49,509
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	31,883	28,380	50,097	70,652	31,883	181,012
Direxion Daily MSCI Mexico Bull 3X Shares	—	4,819	2,614	14,262	22,387	4,819	44,082
Direxion Daily MSCI South Korea Bull 3X Shares	—	3,178	2,388	15,648	26,640	3,178	47,854
Direxion Daily Aerospace & Defense Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	109	1,765	7,024	24,164	35,921	1,765	68,874
Direxion Daily Dow Jones Internet Bull 3X Shares	25,130	—	—	—	—	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	6,440	13,579	18,987	14,565	6,440	53,571
Direxion Daily Financial Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	296	1,934	459	17,849	44,415	1,934	64,657

DIREXION SEMI-ANNUAL REPORT

			Potential Recoupment Amounts Expiring:				Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2024	October 31, 2025	October 31, 2026	April 30, 2027	Recoupment Amount
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	$—	$13,125	$9,408	$23,937	$52,651	$13,125	$99,121
Direxion Daily Real Estate Bull 3X Shares	9,043	10	—	—	58,767	10	58,777
Direxion Daily Real Estate Bear 3X Shares	21,463	—	18,475	51,746	9,547	—	79,768
Direxion Daily Regional Banks Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Retail Bull 3X Shares	1	1	—	—	—	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	3,348	113	—	3,189	44,482	113	47,784
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	2,630	8,815	14,090	14,716	2,630	40,251
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	13,331	104	—	1,981	19,850	104	21,935
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	—	—	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	3,068	—	—	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	—	5,727	428	12,108	34,823	5,727	53,086
Direxion Daily Utilities Bull 3X Shares	1,752	133	6,474	21,711	30,222	133	58,540
Direxion Daily 7-10 Year Treasury Bull 3X Shares	8,684	—	9,491	21,306	8,421	—	39,218
Direxion Daily 7-10 Year Treasury Bear 3X Shares	4	5,058	9,183	3,162	7,895	5,058	25,298
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—	—

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of October 31, 2024 is presented on the Statement of Assets and Liabilities as "Due from (to) Adviser, net".

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and

DIREXION SEMI-ANNUAL REPORT

valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' net assets as of April 30, 2024:

	Asset Class				Liability Class
	Level 1			Level 2	Level 1	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Futures Contracts*	Total Return Swap Contracts*
Direxion Daily Mid Cap Bull 3X Shares	$—	$14,172,946	$64,859,356	$5,732,548	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	—	2,519,626,051	1,158,079,188	356,342,732	(66,078,090)	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	592,877,264	10,819,699	—	(29,892,184)
Direxion Daily Small Cap Bull 3X Shares	1,283,760,910	—	720,961,852	46,305,359	—	(12,967,232)
Direxion Daily Small Cap Bear 3X Shares	—	—	341,392,166	43,008,505	—	(191,620)
Direxion Daily FTSE China Bull 3X Shares	445,758,286	—	556,244,960	199,785,804	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	175,560,826	—	—	(15,454,697)
Direxion Daily FTSE Europe Bull 3X Shares	10,834,387	—	12,381,886	880,165	—	(134,791)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	6,604,063	—	76,002,061	6,540,440	—	(35,939)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	21,181,460	54,028	—	(1,293,183)
Direxion Daily MSCI Mexico Bull 3X Shares	6,464,251	—	8,802,527	223,707	—	(379,853)
Direxion Daily MSCI South Korea Bull 3X Shares	19,054,782	—	19,695,104	1,438,962	—	(134,282)

DIREXION SEMI-ANNUAL REPORT

	Asset Class				Liability Class
	Level 1			Level 2	Level 1	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Futures Contracts*	Total Return Swap Contracts*
Direxion Daily Aerospace & Defense Bull 3X Shares	$—	$105,836,893	$54,870,432	$9,796,591	$—	$—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	19,104,281	6,155,563	—	—	(1,041,916)
Direxion Daily Dow Jones Internet Bull 3X Shares	—	119,316,053	38,158,648	20,956,557	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	—	22,775,132	431,979	—	(1,936,743)
Direxion Daily Financial Bull 3X Shares	—	1,585,033,025	558,768,367	300,401,134	—	—
Direxion Daily Financial Bear 3X Shares	—	—	144,710,423	4,449,175	—	(9,693,689)
Direxion Daily Healthcare Bull 3X Shares	—	147,175,085	33,042,151	11,383,920	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	186,612,719	80,613,415	20,738,065	—	—
Direxion Daily Industrials Bull 3X Shares	—	27,011,318	8,977,391	3,828,746	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	10,232,378	3,044,187	—	—	(745,394)
Direxion Daily Real Estate Bull 3X Shares	—	48,436,239	22,417,296	—	—	(9,458,468)
Direxion Daily Real Estate Bear 3X Shares	—	—	106,332,037	27,668,898	—	—
Direxion Daily Regional Banks Bull 3X Shares	—	475,852,295	213,547,442	—	—	(60,764,190)
Direxion Daily Retail Bull 3X Shares	—	34,337,613	14,453,285	2,090,501	—	(217,882)
Direxion Daily S&P 500® High Beta Bull 3X Shares	—	38,463,580	15,472,087	915,099	—	(338,909)
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	—	38,597,029	1,547,593	—	(1,544,790)
Direxion Daily S&P Biotech Bull 3X Shares	—	629,020,785	418,646,817	31,989,756	—	(61,149,490)

DIREXION SEMI-ANNUAL REPORT

	Asset Class				Liability Class
	Level 1			Level 2	Level 1	Level 2
Funds	Investment Companies	Common Stocks	Short Term Investments	Total Return Swap Contracts*	Futures Contracts*	Total Return Swap Contracts*
Direxion Daily S&P Biotech Bear 3X Shares	$—	$—	$84,190,425	$26,621,113	$—	$—
Direxion Daily Semiconductor Bull 3X Shares	—	7,145,490,945	4,051,658,755	478,479,694	—	(662,818,549)
Direxion Daily Semiconductor Bear 3X Shares	—	—	688,763,076	20,472,137	—	(45,336,731)
Direxion Daily Technology Bull 3X Shares	—	2,065,450,084	778,024,160	117,557,320	—	(1,238,327)
Direxion Daily Technology Bear 3X Shares	—	—	133,658,243	12,149,720	—	(292,182)
Direxion Daily Transportation Bull 3X Shares	—	16,388,782	5,651,429	—	—	(1,755,298)
Direxion Daily Utilities Bull 3X Shares	—	30,683,695	11,024,816	5,437,257	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	30,339,948	—	13,783,633	—	—	(3,087,168)
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	15,954,451	1,593,607	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	2,896,354,084	—	1,896,129,563	—	—	(498,872,528)
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	279,836,701	58,561,478	—	—

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Futures contracts and total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Funds or any transfers between levels during the period ended April 30, 2024.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

DIREXION SEMI-ANNUAL REPORT

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of April 30, 2024, the Funds were invested in swap contracts. At April 30, 2024, the fair value of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$5,732,548	$—	$5,732,548
Direxion Daily S&P 500® Bull 3X Shares	356,342,732	—	356,342,732
Direxion Daily S&P 500® Bear 3X Shares	10,819,699	—	10,819,699
Direxion Daily Small Cap Bull 3X Shares	46,305,359	—	46,305,359
Direxion Daily Small Cap Bear 3X Shares	43,008,505	—	43,008,505
Direxion Daily FTSE China Bull 3X Shares	199,785,804	—	199,785,804
Direxion Daily FTSE Europe Bull 3X Shares	880,165	—	880,165
Direxion Daily MSCI Emerging Markets Bull 3X Shares	6,540,440	—	6,540,440
Direxion Daily MSCI Emerging Markets Bear 3X Shares	54,028	—	54,028
Direxion Daily MSCI Mexico Bull 3X Shares	223,707	—	223,707
Direxion Daily MSCI South Korea Bull 3X Shares	1,438,962	—	1,438,962
Direxion Daily Aerospace & Defense Bull 3X Shares	9,796,591	—	9,796,591
Direxion Daily Dow Jones Internet Bull 3X Shares	20,956,557	—	20,956,557
Direxion Daily Dow Jones Internet Bear 3X Shares	431,979	—	431,979
Direxion Daily Financial Bull 3X Shares	300,401,134	—	300,401,134
Direxion Daily Financial Bear 3X Shares	4,449,175	—	4,449,175
Direxion Daily Healthcare Bull 3X Shares	11,383,920	—	11,383,920
Direxion Daily Homebuilders & Supplies Bull 3X Shares	20,738,065	—	20,738,065
Direxion Daily Industrials Bull 3X Shares	3,828,746	—	3,828,746
Direxion Daily Real Estate Bear 3X Shares	27,668,898	—	27,668,898
Direxion Daily Retail Bull 3X Shares	2,090,501	—	2,090,501
Direxion Daily S&P 500® High Beta Bull 3X Shares	915,099	—	915,099
Direxion Daily S&P 500® High Beta Bear 3X Shares	1,547,593	—	1,547,593
Direxion Daily S&P Biotech Bull 3X Shares	31,989,756	—	31,989,756
Direxion Daily S&P Biotech Bear 3X Shares	26,621,113	—	26,621,113
Direxion Daily Semiconductor Bull 3X Shares	478,479,694	—	478,479,694
Direxion Daily Semiconductor Bear 3X Shares	20,472,137	—	20,472,137
Direxion Daily Technology Bull 3X Shares	117,557,320	—	117,557,320
Direxion Daily Technology Bear 3X Shares	12,149,720	—	12,149,720
Direxion Daily Utilities Bull 3X Shares	5,437,257	—	5,437,257
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	1,593,607	1,593,607
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	58,561,478	58,561,478

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily S&P 500® Bear 3X Shares	$29,892,184	$—	$29,892,184
Direxion Daily Small Cap Bull 3X Shares	12,967,232	—	12,967,232
Direxion Daily Small Cap Bear 3X Shares	191,620	—	191,620
Direxion Daily FTSE China Bear 3X Shares	15,454,697	—	15,454,697
Direxion Daily FTSE Europe Bull 3X Shares	134,791	—	134,791
Direxion Daily MSCI Emerging Markets Bull 3X Shares	35,939	—	35,939
Direxion Daily MSCI Emerging Markets Bear 3X Shares	1,293,183	—	1,293,183
Direxion Daily MSCI Mexico Bull 3X Shares	379,853	—	379,853
Direxion Daily MSCI South Korea Bull 3X Shares	134,282	—	134,282
Direxion Daily Consumer Discretionary Bull 3X Shares	1,041,916	—	1,041,916
Direxion Daily Dow Jones Internet Bear 3X Shares	1,936,743	—	1,936,743
Direxion Daily Financial Bear 3X Shares	9,693,689	—	9,693,689
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	745,394	—	745,394
Direxion Daily Real Estate Bull 3X Shares	9,458,468	—	9,458,468
Direxion Daily Regional Banks Bull 3X Shares	60,764,190	—	60,764,190
Direxion Daily Retail Bull 3X Shares	217,882	—	217,882
Direxion Daily S&P 500® High Beta Bull 3X Shares	338,909	—	338,909
DIREXION SEMI-ANNUAL REPORT

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily S&P 500® High Beta Bear 3X Shares	$1,544,790	$—	$1,544,790
Direxion Daily S&P Biotech Bull 3X Shares	61,149,490	—	61,149,490
Direxion Daily Semiconductor Bull 3X Shares	662,818,549	—	662,818,549
Direxion Daily Semiconductor Bear 3X Shares	45,336,731	—	45,336,731
Direxion Daily Technology Bull 3X Shares	1,238,327	—	1,238,327
Direxion Daily Technology Bear 3X Shares	292,182	—	292,182
Direxion Daily Transportation Bull 3X Shares	1,755,298	—	1,755,298
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	3,087,168	3,087,168
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	498,872,528	498,872,528
Futures Contracts* Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily S&P 500® Bull 3X Shares	$24,500,000	$—	$24,500,000

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

*  Cumulative depreciation of futures contracts as reported in the Schedule of Investments.

  Only current day's variation margin, if any, is reported in the Statements of Assets and Liabilities.

Transactions in derivative instruments during the period ended April 30, 2024 by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	$6,625,596	$—	$11,305,898	$—
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	1,010,093,900	—	318,039,435	—
Direxion Daily S&P 500® Bull 3X Shares	Futures Contracts	(4,735,517)	—	(66,078,090)	—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(190,656,617)	—	(130,524,032)	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	301,007,796	—	246,371,689	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	(152,297,172)	—	(35,170,985)	—
Direxion Daily FTSE China Bull 3X Shares	Swap Contracts	(267,552,841)	—	312,737,443	—
Direxion Daily FTSE China Bear 3X Shares	Swap Contracts	10,281,117	—	(37,362,169)	—
Direxion Daily FTSE Europe Bull 3X Shares	Swap Contracts	5,626,727	—	1,386,230	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Swap Contracts	(3,680,308)	—	23,561,281	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	Swap Contracts	(2,004,743)	—	(5,931,549)	—
Direxion Daily MSCI Mexico Bull 3X Shares	Swap Contracts	4,573,652	—	224,757	—
Direxion Daily MSCI South Korea Bull 3X Shares	Swap Contracts	2,757,976	—	8,791,684	—
Direxion Daily Aerospace & Defense Bull 3X Shares	Swap Contracts	43,978,828	—	9,016,583	—

DIREXION SEMI-ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Consumer Discretionary Bull 3X Shares	Swap Contracts	$4,935,473	$—	$2,774,647	$—
Direxion Daily Dow Jones Internet Bull 3X Shares	Swap Contracts	73,405,767	—	2,903,295	—
Direxion Daily Dow Jones Internet Bear 3X Shares	Swap Contracts	(17,001,005)	—	(3,034,710)	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	359,295,892	—	462,950,044	—
Direxion Daily Financial Bear 3X Shares	Swap Contracts	(74,771,401)	—	(36,297,886)	—
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	(5,025,922)	—	41,050,540	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Swap Contracts	160,975,411	—	(5,521,740)	—
Direxion Daily Industrials Bull 3X Shares	Swap Contracts	5,606,975	—	5,267,011	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Swap Contracts	(900,957)	—	2,485,856	—
Direxion Daily Real Estate Bull 3X Shares	Swap Contracts	3,413,582	—	2,672,595	—
Direxion Daily Real Estate Bear 3X Shares	Swap Contracts	(38,636,328)	—	(11,176,611)	—
Direxion Daily Regional Banks Bull 3X Shares	Swap Contracts	171,871,262	—	(38,453,781)	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	12,926,808	—	5,353,537	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	Swap Contracts	22,849,156	—	12,145,950	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	Swap Contracts	(15,462,540)	—	(18,698,713)	—
Direxion Daily S&P Biotech Bull 3X Shares	Swap Contracts	160,282,756	—	200,663,817	—
Direxion Daily S&P Biotech Bear 3X Shares	Swap Contracts	(50,085,725)	—	4,049,455	—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	5,239,891,623	—	53,516,606	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(678,547,353)	—	(262,089,318)	—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	712,825,137	—	98,179,669	—
Direxion Daily Technology Bear 3X Shares	Swap Contracts	(50,912,004)	—	5,856,810	—
Direxion Daily Transportation Bull 3X Shares	Swap Contracts	5,444,905	—	2,230,117	—
Direxion Daily Utilities Bull 3X Shares	Swap Contracts	(108,967)	—	8,026,838	—

DIREXION SEMI-ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	$—	$(1,597,344)	$—	$3,777,479
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	—	2,485,404	—	(5,093,603)
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	(179,134,761)	—	49,886,151
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	(70,777,649)	—	(3,334,890)

1  Statements of Operations location: Net realized gain (loss) on swap and futures contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap and futures contracts.

For the period ended April 30, 2024, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts	Long Futures Contracts
Direxion Daily Mid Cap Bull 3X Shares	$141,117,707	$—	$—
Direxion Daily S&P 500® Bull 3X Shares	7,512,747,341	—	517,256,250
Direxion Daily S&P 500® Bear 3X Shares	—	1,896,592,200	—
Direxion Daily Small Cap Bull 3X Shares	4,156,844,050	—	—
Direxion Daily Small Cap Bear 3X Shares	—	1,137,862,894	—
Direxion Daily FTSE China Bull 3X Shares	1,924,517,767	—	—
Direxion Daily FTSE China Bear 3X Shares	—	430,718,521	—
Direxion Daily FTSE Europe Bull 3X Shares	52,568,813	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	216,633,423	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	71,218,564	—
Direxion Daily MSCI Mexico Bull 3X Shares	34,199,193	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	87,317,429	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	348,940,617	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	59,024,234	—	—
Direxion Daily Dow Jones Internet Bull 3X Shares	321,109,393	—	—
Direxion Daily Dow Jones Internet Bear 3X Shares	—	80,842,341	—
Direxion Daily Financial Bull 3X Shares	4,081,149,920	—	—
Direxion Daily Financial Bear 3X Shares	—	439,226,471	—
Direxion Daily Healthcare Bull 3X Shares	381,024,272	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	484,493,445	—	—
Direxion Daily Industrials Bull 3X Shares	60,149,805	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	26,164,513	—	—
Direxion Daily Real Estate Bull 3X Shares	132,972,915	—	—
Direxion Daily Real Estate Bear 3X Shares	—	391,027,406	—
Direxion Daily Regional Banks Bull 3X Shares	1,360,641,300	—	—
Direxion Daily Retail Bull 3X Shares	101,539,365	—	—
Direxion Daily S&P 500® High Beta Bull 3X Shares	133,722,277	—	—
Direxion Daily S&P 500® High Beta Bear 3X Shares	—	149,296,483	—
Direxion Daily S&P Biotech Bull 3X Shares	2,081,201,652	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	296,730,982	—
Direxion Daily Semiconductor Bull 3X Shares	17,612,842,841	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	2,276,544,150	—
Direxion Daily Technology Bull 3X Shares	5,614,782,118	—	—
Direxion Daily Technology Bear 3X Shares	—	342,372,040	—
Direxion Daily Transportation Bull 3X Shares	49,847,155	—	—
Direxion Daily Utilities Bull 3X Shares	86,921,676	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	96,771,989	—	—

DIREXION SEMI-ANNUAL REPORT

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts	Long Futures Contracts
Direxion Daily 7-10 Year Treasury Bear 3X Shares	$—	$64,459,227	$—
Direxion Daily 20+ Year Treasury Bull 3X Shares	9,329,480,214	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	945,667,665	—

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 300% or -300% daily performance of their respective indices.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

DIREXION SEMI-ANNUAL REPORT

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and future agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

10.  ADDITIONAL INFORMATION

On December 4, 2023, and April 15, 2024, shares of the following Funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock split has no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily S&P Biotech Bull 3X Shares	12/4/23	1	:20	$4.21	$84.20	244,511,600	12,225,580
Direxion Daily 20+ Year Treasury Bull 3X Shares	12/4/23	1	:10	5.44	54.40	658,000,000	65,800,000
Direxion Daily Semiconductor Bear 3X Shares	4/15/24	1	:10	3.53	35.30	219,873,440	21,987,344

DIREXION SEMI-ANNUAL REPORT

11.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On June 24, 2024, certain Funds declared income distributions with an ex-date of June 25, 2024 and payable date of July 2, 2024. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Income Distribution
Direxion Daily Mid Cap Bull 3X Shares	$0.24531
Direxion Daily S&P 500® Bull 3X Shares	0.33671
Direxion Daily S&P 500® Bear 3X Shares	0.11697
Direxion Daily Small Cap Bull 3X Shares	0.15286
Direxion Daily Small Cap Bear 3X Shares	0.23275
Direxion Daily FTSE China Bull 3X Shares	0.11942
Direxion Daily FTSE China Bear 3X Shares	0.11597
Direxion Daily FTSE Europe Bull 3X Shares	0.31182
Direxion Daily MSCI Emerging Markets Bull 3X Shares	0.29368
Direxion Daily MSCI Emerging Markets Bear 3X Shares	0.12798
Direxion Daily MSCI Mexico Bull 3X Shares	0.09807
Direxion Daily MSCI South Korea Bull 3X Shares	0.02422
Direxion Daily Aerospace & Defense Bull 3X Shares	0.10267
Direxion Daily Consumer Discretionary Bull 3X Shares	0.08185
Direxion Daily Dow Jones Internet Bull 3X Shares	0.00000
Direxion Daily Dow Jones Internet Bear 3X Shares	0.08924
Direxion Daily Financial Bull 3X Shares	0.26980
Direxion Daily Financial Bear 3X Shares	0.14453
Direxion Daily Healthcare Bull 3X Shares	0.27294
Direxion Daily Homebuilders & Supplies Bull 3X Shares	0.04168
Direxion Daily Industrials Bull 3X Shares	0.11217
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	0.02194
Direxion Daily Real Estate Bull 3X Shares	0.07596
Direxion Daily Real Estate Bear 3X Shares	0.41363
Direxion Daily Regional Banks Bull 3X Shares	0.44108
Direxion Daily Retail Bull 3X Shares	0.03915
Direxion Daily S&P 500® High Beta Bull 3X Shares	0.12232
Direxion Daily S&P 500® High Beta Bear 3X Shares	0.31936
Direxion Daily S&P Biotech Bull 3X Shares	0.15021
Direxion Daily S&P Biotech Bear 3X Shares	0.08904
Direxion Daily Semiconductor Bull 3X Shares	0.14946
Direxion Daily Semiconductor Bear 3X Shares	0.27477
Direxion Daily Technology Bull 3X Shares	0.09845
Direxion Daily Technology Bear 3X Shares	0.08628
Direxion Daily Transportation Bull 3X Shares	0.07724
Direxion Daily Utilities Bull 3X Shares	0.17571
Direxion Daily 7-10 Year Treasury Bull 3X Shares	0.25271
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.14977
Direxion Daily 20+ Year Treasury Bull 3X Shares	0.43495
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.39684

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 56	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Chief Executive Officer, Rafferty Asset Management, LLC, April 2021 – September 2022; Managing Director, Rafferty Asset Management, LLC, January 1999 – January 2019.	109	None.
Angela Brickl(2) Age: 48	Trustee	Lifetime of Trust until removal or resignation; Since 2022	President, Rafferty Asset Management, LLC since September 2022; Chief Operating Officer, Rafferty Asset Management, LLC May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	109	None.

(1)  Mr. O'Neill is affiliated with Rafferty because he owns a beneficial interest in Rafferty.

(2)  Ms. Brickl is affiliated with Rafferty because she serves as an officer of Rafferty.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 81 of the 101 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 54	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Board Member, Algorithmic Research and Trading, since 2022; Board Advisor, University Common Real Estate, since 2012; Member, Kendrick LLC, since 2006; Partner, King Associates, LLP, since 2004; Principal, Grey Oaks LLP, since 2003.	109	None.
Kathleen M. Berkery Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2019	Chief Financial Officer, Metro Physical Therapy, LLC, since 2023; Chief Financial Officer, Student Sponsor Partners, 2021 – 2023; Senior Manager – Trusts & Estates, Rynkar, Vail & Barrett, LLC, 2018 – 2021.	109	None.
Carlyle Peake Age: 52	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Head of US & LATAM Debt Syndicate, BBVA Securities, Inc., since 2011.	109	None.
Mary Jo Collins Age: 67	Trustee	Lifetime of Trust until removal or resignation; Since 2022	Receiver of Taxes, Town of North Homestead, since January 2024; Managing Director, B. Riley Financial, March – December 2022; Managing Director, Imperial Capital LLC, from 2020-2022; Director, Royal Bank of Canada, 2014 – 2020; Trustee, Village of Flower Hill, 2020.	109	None.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 81 of the 101 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Angela Brickl(1) Age: 48	President	Since 2022
			President, Rafferty Asset Management, LLC, from September 2022; Chief Operating Officer, Rafferty Asset Management, LLC, May 2021 – September 2022; General Counsel, Rafferty Asset Management LLC, since October 2010; Chief Compliance Officer, Rafferty Asset Management, LLC, September 2012 – March 2023.	N/A	N/A
Todd Sherman Age: 43	Chief Compliance Officer	Since 2023	Chief Risk Officer, Rafferty Asset Management, LLC, since 2018; SVP Head of Risk, 2012 – 2018.	N/A	N/A
Patrick J. Rudnick Age: 50	Principal Executive Officer	Since 2018	Senior Vice President, Rafferty Asset Management, LLC, since March 2013.	N/A	N/A
Corey Noltner Age: 35	Principal Financial Officer	Since 2021	Senior Business Analyst, Rafferty Asset Management, LLC, Since October 2015.	N/A	N/A

(1)  Ms. Brickl serves on the Board of Trustees of the Direxion Funds and Direxion Shares ETF Trust.

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 81 of the 101 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office(3) and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Alyssa Sherman Age: 35	Secretary	Since 2022	Assistant General Counsel, Rafferty Asset Management, LLC, since April 2021; Associate, K&L Gates LLP, September 2015 – March 2021.	N/A	N/A

(2)  Pursuant to the Trust's By-laws, each officer shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, removal or resignation. Officers serve at the pleasure of the Board of Trustees and may be removed at any time with or without cause.

(3)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 81 of the 101 funds registered with the SEC and the Direxion Funds which, as of the date of this report, offers for sale to the public 8 funds registered with the SEC.

DIREXION SEMI-ANNUAL REPORT

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SEMI–ANNUAL REPORT APRIL 30, 2024

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxion.com

Investment Advisers

Rafferty Asset Management, LLC
Direxion Advisors, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
700 Nicollet Mall, Suite 500
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' websites or by calling (800) 851-8511 or (833) 547-4417.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Semi-Annual Report.

DIREXION SEMI-ANNUAL REPORT

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the last fiscal half-year covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Shares ETF Trust

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	7/1/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	7/1/2024

By (Signature and Title)	/s/ Corey Noltner
Corey Noltner, Principal Financial Officer

Date	7/1/2024